UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2018

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF
Access Investment Grade Corporate Bond ETF

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Citi Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2017, there were 673 constituents in the Index and the Index had a weighted average maturity of 5.81 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”) and is based on the Citi US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or below. Only constituents of the Reference Index that have a minimum of $400 million outstanding, a minimum issuer size of $1 billion, a maximum final maturity of 15 years and are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Citi Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of October 31, 2017, there were 1,948 constituents in the Index and the Index had a weighted average maturity of 10.59 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”) and is based on the Citi US Broad

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INVESTMENT PROCESS

Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors’ Services, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors: operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

ALL FUNDS

Each Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

Each Fund may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time.

* * *

At the end of each Fund’s Reporting Period (as defined later), we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to invest or redeem during market hours. Volatility refers to the annualized standard deviation of returns.

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PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the period since it commenced operations on September 5, 2017 through February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.35% based on net asset value (“NAV”) and -0.11% based on market price. The Index returned 0.54% during the same period.

The Fund had an NAV of $49.92 per share on the date of inception and ended the Reporting Period with an NAV of $49.16 per share. The Fund’s market price on February 28, 2018 was $48.95 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2017, there were 673 constituents in the Index and the Index had a weighted average maturity of 5.81 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”) and is based on the Citi US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by three primary factors — yield, duration (whether interest rates are rising or falling) and spreads (or a widening or tightening of the yield differential to U.S. Treasuries). During the Reporting Period, interest rates increased. The yield on the 10-year U.S. Treasury increased by approximately 80 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) The U.S. Federal Reserve (the “Fed”) raised interest rates at its December 2017 meeting, and expectations for additional interest rate hikes in 2018, coupled with rising inflation, contributed to U.S. Treasuries’ rising yields.

High yield corporate spreads tightened by approximately 38 basis points during the Reporting Period. Despite heightened market volatility, as seen primarily in equity markets, high yield corporate bonds exhibited resilience on the back of strong corporate earnings and prospects for ongoing U.S. economic growth with added fiscal stimulus.

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PORTFOLIO RESULTS

At the end of the Reporting Period, we believed the U.S. economy would likely continue to grow in the months ahead. We also believed the Fed would hike interest rates three to four times in 2018 and that U.S. Treasury rates may well rise, especially in the short and intermediate portions of the yield curve, or spectrum of maturities. Should this rising rate scenario materialize against a backdrop of tight valuations and a potential pick-up in volatility due in part to rising inflation and inflation expectations, it was our view at the end of the Reporting Period that high yield credit spreads may remain range-bound for the near term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day SEC yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.92 years, a weighted average maturity of 5.83 years and a weighted average coupon of 6.19% as of February 28, 2018. The 30-day SEC yield of the Fund at the end of the Reporting Period was 5.61%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[3]

A

BBB	0.02%
BB	50.43
B	44.91
CCC	4.42
Cash	0.22

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 99.8% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 85% was in industrials, 7.4% in financials and 7.4% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to high yield corporate bonds, the Fund was approximately 99.8% invested in high yield corporate bonds and 0.2% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day SEC yield calculation is based on the 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs High Yield Corporate Bond Index.

[3]	This Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (NRSRO) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and fund/index credit quality may change over time.

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FUND BASICS

Access High Yield Corporate Bond ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$48.95
Net Asset Value (NAV)[1]	$49.16

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 5, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Citi Goldman Sachs High Yield Corporate Bond Index[3]
Shares	0.35%	-0.11%	0.54%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

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FUND BASICS

30-DAY STANDARDIZED YIELD[4]
30-Day Standardized Yield[4]
Shares	5.61%

[4]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[5]
Expense Ratio
Shares	0.34%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[6]
Holding	% of Net Assets	Line of Business
Sprint Corp., 7.88%, 09/15/23	1.2%	Telecommunication Services
United Rentals North America, Inc.,	1.0	Consumer, Non-Cyclical
4.63%, 07/15/23
First Data Corp., 7.00%, 12/01/23	0.9	Information Technology
DISH DBS Corp., 5.13%, 05/01/20	0.8	Telecommunication Services
HCA, Inc., 7.50%, 02/15/22	0.8	Consumer, Non-Cyclical
CCO Holdings LLC / CCO Holdings	0.8	Telecommunication Services
Capital Corp., 5.13%, 05/01/23
Energy Transfer Equity LP, 5.88%,	0.7	Energy
01/15/24
CCO Holdings LLC / CCO Holdings	0.7	Telecommunication Services
Capital Corp., 5.75%, 01/15/24
T-Mobile USA, Inc., 6.84%, 04/28/23	0.7	Telecommunication Services
Rackspace Hosting, Inc., 8.63%, 11/15/2024	0.7	Information Technology

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

INDUSTRY ALLOCATION AS OF 2/28/18[7]
Industry	% of Net Assets
Telecommunication Services	21.7%
Consumer, Non-cyclical	18.6
Energy	15.8
Consumer, Cyclical	11.7
Financials	10.3
Industrials	6.9
Information Technology	6.5
Utilities	3.8
Materials	3.6
Other	1.1

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

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PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -1.59% based on net asset value (“NAV”) and -1.85% based on market price. The Index returned -1.48% during the same period.

The Fund had an NAV of $50.28 per share on August 31, 2017 and ended the Reporting Period with an NAV of $48.80 per share. The Fund’s market price on February 28, 2018 was $48.64 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of October 31, 2017, there were 1,948 constituents in the Index and the Index had a weighted average maturity of 10.59 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”) and is based on the Citi US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by three primary factors — yield, duration (whether interest rates are rising or falling) and spreads (or a widening or tightening of the yield differential to U.S. Treasuries). During the Reporting Period, interest rates increased, and while corporate spreads tightened, the sector posted negative total returns.

During the Reporting Period, the U.S. Federal Reserve (the “Fed”) raised the targeted federal funds rate to a range of 1.25% to 1.50% at its December 2017 meeting. Expectations for additional interest rate hikes by the Fed in 2018, coupled with concerns of rising inflation, contributed to rising yields of U.S. Treasury bonds. More specifically, the yield on the 10-year U.S. Treasury moved wider by approximately 75 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.). Investment grade credit spreads tightened during the Reporting Period overall, but experienced spans of widening in September and November 2017 and in February 2018.

Early in the Reporting Period, market volatility had begun to heighten as domestic and international geopolitical developments created some uncertainty. Escalating tensions in the Korean Peninsula particularly suppressed equity market performance and sent global government bond prices higher. However, in the early months of 2018, as yields on

8

PORTFOLIO RESULTS

U.S. Treasuries increased, corporate credit spreads were underpinned by strong corporate earnings and firm demand.

At the end of the Reporting Period, we believed the U.S. economy would likely continue to grow in the months ahead. We also believed the Fed would hike interest rates three to four times in 2018 and that U.S. Treasury rates may well rise, especially in the short and intermediate portions of the yield curve, or spectrum of maturities. Should this rising rate scenario materialize against a backdrop of tight valuations and a potential pick-up in volatility due in part to rising inflation and inflation expectations, it was our view at the end of the Reporting Period that investment grade credit spreads may remain range-bound for the near term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day SEC yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.07 years, a weighted average maturity of 10.51 years and a weighted average coupon of 3.99% as of February 28, 2018. The 30-day SEC yield of the Fund at the end of the Reporting Period was 3.43%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[3]

A

AAA	2.57%
AA	14.28%
A	38.92%
BBB	43.57%
BB	0.60%
Cash	0.05%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 99.3% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 32% was in financials, 65% in industrials and 2% in utilities.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to investment grade corporate bonds, the Fund was approximately 99.3% invested in investment grade corporate bonds, 0.6% invested in high yield corporate bonds and 0.05% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day SEC yield calculation is based on the 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs Investment Grade Corporate Bond Index.

[3]	This Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (NRSRO) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and fund/index credit quality may change over time.

9

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$48.64
Net Asset Value (NAV)[1]	$48.80

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Citi Goldman Sachs Investment Grade Corporate Bond Index[3]
Shares	-1.59%	-1.85%	-1.48%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

10

FUND BASICS

30-DAY STANDARDIZED YIELD[4]
30-Day Standardized Yield[4]
Shares	3.43%

[4]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the 30-day period ending on the last day of the Reporting Period by the maximum public offering price per share on the last day of the period. This number is then annualized.

EXPENSE RATIO[5]
Expense Ratio
Shares	0.14%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[6]
Holding	% of Net Assets	Line of Business
Wells Fargo Bank NA, Series MTN, 2.15%, 12/06/19	0.8%	Financials
Bank of New York Mellon Corp. (The), Series MTN, 2.60%, 02/07/22	0.7	Financials
Morgan Stanley, Series GMTN, 5.50%, 07/28/21	0.7	Financials
JPMorgan Chase & Co., 2.97%, 01/15/23	0.7	Financials
Credit Suisse AG, 5.30%, 08/13/19	0.7	Financials
Philip Morris International, Inc., 1.88%, 11/01/19	0.7	Consumer Staples
Wells Fargo & Co., 3.07%, 01/24/23	0.7	Financials
HSBC Holdings PLC, 2.65%, 01/05/22	0.7	Financials
Citigroup, Inc., 8.50%, 05/22/19	0.6	Financials
Telefonica Emisiones SAU, 5.13%, 04/27/20	0.6	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

INDUSTRY ALLOCATION AS OF 2/28/18[7]
Industry	% of Net Assets
Financials	32.6%
Consumer, Non-cyclical	17.6
Telecommunication Services	12.3
Energy	11.7
Information Technology	9.4
Consumer, Cyclical	6.6
Industrials	4.6
Materials	2.7
Utilities	2.2
Other	0.3

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The “Other” category represents the Fund’s investments in other investment companies. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

12

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 91.3%
Advertising – 0.7%
Nielsen Finance LLC / Nielsen Finance Co.
$180,000	5.000	%(a)	04/15/22	$182,700
Outfront Media Capital LLC / Outfront Media Capital Corp.
130,000	5.875		03/15/25	132,925

				315,625

Aerospace & Defense – 0.3%
TransDigm, Inc.
30,000	5.500		10/15/20	30,413
100,000	6.500		07/15/24	103,625

				134,038

Airlines – 0.1%
American Airlines Group, Inc.
60,000	4.625	(a)	03/01/20	60,658

Auto Components – 0.4%
Goodyear Tire & Rubber Co. (The)
60,000	5.125		11/15/23	61,650
100,000	5.000		05/31/26	100,500
50,000	4.875		03/15/27	49,500

				211,650

Banks – 0.4%
CIT Group, Inc.
210,000	5.000		08/15/22	217,612

Basic Industry – 0.8%
Aleris International, Inc.
60,000	7.875		11/01/20	59,700
CVR Partners LP / CVR Nitrogen Finance Corp.
100,000	9.250	(a)	06/15/23	105,875
Hexion, Inc.
150,000	6.625		04/15/20	140,625
Momentive Performance Materials, Inc.
70,000	3.880		10/24/21	73,238
Novelis Corp.
50,000	6.250	(a)	08/15/24	51,875

				431,313

Broadcasting – 2.8%
Clear Channel Worldwide Holdings, Inc., Series A
50,000	6.500		11/15/22	51,125
Clear Channel Worldwide Holdings, Inc., Series B
160,000	7.625		03/15/20	160,400
120,000	6.500		11/15/22	123,450
Nexstar Broadcasting, Inc.
60,000	5.625	(a)	08/01/24	60,600
Sinclair Television Group, Inc.
250,000	5.375		04/01/21	254,063
Sirius XM Radio, Inc.
30,000	3.875	(a)	08/01/22	29,513
227,000	5.375	(a)	04/15/25	230,689
110,000	5.375	(a)	07/15/26	111,513
240,000	5.000	(a)	08/01/27	234,300
Univision Communications, Inc.
210,000	5.125	(a)	05/15/23	200,025

				1,455,678

Corporate Obligations – (continued)
Brokerage – 0.2%
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
110,000	7.375	(a)	04/01/20	110,550

Capital Goods – 2.9%
Apex Tool Group LLC
50,000	7.000	(a)	02/01/21	51,000
Beacon Escrow Corp.
100,000	4.875	(a)	11/01/25	97,750
Berry Global, Inc.
240,000	5.125		07/15/23	246,300
Brand Industrial Services, Inc.
50,000	8.500	(a)	07/15/25	51,687
BWAY Holding Co.
110,000	5.500	(a)	04/15/24	112,475
Crown Americas LLC / Crown Americas Capital Corp. IV
26,000	4.500		01/15/23	26,325
Crown Americas LLC / Crown Americas Capital Corp. V
50,000	4.250		09/30/26	47,375
Crown Americas LLC / Crown Americas Capital Corp. VI
100,000	4.750	(a)	02/01/26	98,875
Owens-Brockway Glass Container, Inc.
60,000	5.875	(a)	08/15/23	62,550
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
281,041	5.750		10/15/20	284,554
34,654	6.875		02/15/21	35,174
110,000	5.125	(a)	07/15/23	112,475
70,000	7.000	(a)	07/15/24	73,588
Sensata Technologies BV
50,000	4.875	(a)	10/15/23	51,000
80,000	5.000	(a)	10/01/25	81,200
Vertiv Group Corp.
50,000	9.250	(a)	10/15/24	53,125

				1,485,453

Capital Markets – 0.2%
MSCI, Inc.
130,000	4.750	(a)	08/01/26	129,513

Chemicals – 0.3%
Platform Specialty Products Corp.
80,000	6.500	(a)	02/01/22	82,400
60,000	5.875	(a)	12/01/25	59,775

				142,175

Commercial Services & Supplies – 1.3%
ADT Corp. (The)
60,000	6.250		10/15/21	64,050
200,000	3.500		07/15/22	192,000
60,000	4.125		06/15/23	58,650
47,000	4.875	(a)	07/15/32	43,005
Clean Harbors, Inc.
210,000	5.125		06/01/21	212,100
Covanta Holding Corp.
60,000	6.375		10/01/22	61,725
50,000	5.875		07/01/25	50,312

				681,842

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Communications – 6.6%
Altice US Finance I Corp.
$200,000	5.500	% (a)	05/15/26	$199,000
CCO Holdings LLC / CCO Holdings Capital Corp.
390,000	5.125	(a)	05/01/23	397,312
360,000	5.750		01/15/24	368,100
190,000	5.750	(a)	02/15/26	193,325
130,000	5.500	(a)	05/01/26	130,650
270,000	5.125	(a)	05/01/27	260,550
210,000	5.000	(a)	02/01/28	199,237
Cequel Communications Holdings I LLC / Cequel Capital Corp.
150,000	5.125	(a)	12/15/21	150,187
CSC Holdings LLC
100,000	6.750		11/15/21	105,750
260,000	5.500	(a)	04/15/27	257,400
DISH DBS Corp.
400,000	5.125		05/01/20	400,500
100,000	6.750		06/01/21	103,250
150,000	5.875		07/15/22	146,250
110,000	5.000		03/15/23	101,475
170,000	5.875		11/15/24	158,950
160,000	7.750		07/01/26	158,000

				3,329,936

Construction & Engineering – 0.4%
AECOM
50,000	5.750		10/15/22	52,375
90,000	5.875		10/15/24	94,500
50,000	5.125		03/15/27	48,625

				195,500

Consumer Cyclical – 4.1%
Allison Transmission, Inc.
90,000	5.000	(a)	10/01/24	91,687
50,000	4.750	(a)	10/01/27	49,000
American Axle & Manufacturing, Inc.
150,000	6.250		04/01/25	155,625
APX Group, Inc.
250,000	7.875		12/01/22	265,000
Caesars Resort Collection LLC / CRC Finco, Inc.
140,000	5.250	(a)	10/15/25	137,025
Cinemark USA, Inc.
60,000	5.125		12/15/22	61,275
CyrusOne LP / CyrusOne Finance Corp.
130,000	5.000		03/15/24	131,462
ESH Hospitality, Inc.
140,000	5.250	(a)	05/01/25	140,000
Harland Clarke Holdings Corp.
130,000	9.250	(a)	03/01/21	135,200
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
190,000	5.000	(a)	06/01/24	192,137
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
150,000	5.625		05/01/24	155,625
Prime Security Services Borrower LLC / Prime Finance, Inc.
170,000	9.250	(a)	05/15/23	185,938

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Sabre GLBL, Inc.
160,000	5.250	(a)	11/15/23	162,400
Scientific Games International, Inc.
76,000	7.000	(a)	01/01/22	79,990
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
50,000	4.250	(a)	05/30/23	50,563

				1,992,927

Consumer Finance – 4.4%
Ally Financial, Inc.
330,000	4.125		03/30/20	333,712
190,000	4.625		03/30/25	191,900
100,000	5.750		11/20/25	104,750
195,000	8.000		11/01/31	242,288
Navient Corp.
50,000	5.000		10/26/20	50,500
80,000	6.625		07/26/21	83,600
180,000	6.500		06/15/22	188,100
120,000	5.500		01/25/23	119,550
130,000	7.250		09/25/23	138,613
50,000	6.750		06/25/25	51,625
Navient Corp., MTN
70,000	4.875		06/17/19	70,875
140,000	8.000		03/25/20	150,150
110,000	7.250		01/25/22	117,975
50,000	6.125		03/25/24	50,750
Springleaf Finance Corp.
70,000	5.250		12/15/19	71,488
140,000	8.250		12/15/20	153,475
130,000	7.750		10/01/21	142,675

				2,262,026

Consumer Noncyclical – 2.7%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC
110,000	6.625		06/15/24	101,887
60,000	5.750		03/15/25	52,800
Avantor, Inc.
200,000	9.000	(a)	10/01/25	201,000
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
120,000	5.750	(a)	03/01/25	120,450
First Quality Finance Co., Inc.
70,000	4.625	(a)	05/15/21	70,088
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
110,000	6.375	(a)	08/01/23	111,375
Mallinckrodt International Finance SA
150,000	4.750		04/15/23	119,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
70,000	4.875	(a)	04/15/20	68,075
50,000	5.500	(a)	04/15/25	40,438
MPH Acquisition Holdings LLC
120,000	7.125	(a)	06/01/24	126,600
New Albertson’s, Inc.
60,000	7.450		08/01/29	50,100
30,000	8.000		05/01/31	25,800

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Polaris Intermediate Corp.
$110,000	8.500	% (a)	12/01/22	$112,750
Quintiles IMS, Inc.
150,000	4.875	(a)	05/15/23	154,125
Spectrum Brands, Inc.
100,000	5.750		07/15/25	103,750

				1,458,488

Containers & Packaging – 1.0%
Ball Corp.
100,000	4.375		12/15/20	102,750
102,000	4.000		11/15/23	101,617
80,000	5.250		07/01/25	84,400
Sealed Air Corp.
150,000	5.250	(a)	04/01/23	153,938
50,000	5.500	(a)	09/15/25	52,500

				495,205

Diversified Consumer Services – 0.3%
Service Corp. International
80,000	5.375		01/15/22	82,100
50,000	4.625		12/15/27	49,000

				131,100

Diversified Telecommunication – 0.5%
CenturyLink, Inc., Series T
250,000	5.800		03/15/22	247,500

Electric – 0.7%
NextEra Energy Operating Partners LP
80,000	4.500	(a)	09/15/27	77,200
Talen Energy Supply LLC
80,000	9.500	(a)	07/15/22	80,400
90,000	6.500		06/01/25	70,200
50,000	10.500	(a)	01/15/26	47,125
Terraform Global Operating LLC
50,000	6.125	(a)	03/01/26	50,875
TerraForm Power Operating LLC
60,000	5.000	(a)	01/31/28	58,500

				384,300

Energy – 4.7%
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
120,000	10.000	(a)	04/01/22	129,600
CITGO Holding, Inc.
200,000	10.750	(a)	02/15/20	214,500
Citgo Petroleum Corp.
70,000	6.250	(a)	08/15/22	70,437
CrownRock LP / CrownRock Finance, Inc.
100,000	5.625	(a)	10/15/25	98,750
DCP Midstream Operating LP
150,000	4.750	(a)	09/30/21	153,375
Endeavor Energy Resources LP / EER Finance, Inc.
80,000	5.500	(a)	01/30/26	79,600
EP Energy LLC / Everest Acquisition Finance, Inc.
50,000	8.000	(a)	11/29/24	51,750

Corporate Obligations – (continued)
Energy – (continued)
Hilcorp Energy I LP / Hilcorp Finance Co.
80,000	5.000	(a)	12/01/24	80,700
50,000	5.750	(a)	10/01/25	50,875
Nabors Industries, Inc.
125,000	4.625		09/15/21	122,344
50,000	5.500		01/15/23	49,875
Parsley Energy LLC / Parsley Finance Corp.
80,000	5.625	(a)	10/15/27	79,800
PBF Holding Co. LLC / PBF Finance Corp.
200,000	7.250		06/15/25	208,000
Rowan Cos., Inc.
120,000	4.875		06/01/22	112,800
SESI LLC
150,000	7.125		12/15/21	152,906
50,000	7.750	(a)	09/15/24	52,250
Transocean, Inc.
190,000	5.800		10/15/22	186,200
Ultra Resources, Inc.
100,000	6.875	(a)	04/15/22	91,250
50,000	7.125	(a)	04/15/25	44,000
Weatherford International Ltd.
70,000	7.750		06/15/21	70,088
190,000	8.250		06/15/23	184,300
80,000	9.875		02/15/24	80,000

				2,363,400

Energy Equipment & Services – 0.5%
Diamond Offshore Drilling, Inc.
40,000	7.875		08/15/25	40,800
Ensco PLC
100,000	4.500		10/01/24	82,000
90,000	7.750		02/01/26	85,050

				207,850

Equity Real Estate Investment – 1.8%
Equinix, Inc.
60,000	5.375		01/01/22	62,475
210,000	5.375		04/01/23	216,300
220,000	5.875		01/15/26	231,275
70,000	5.375		05/15/27	71,750
Iron Mountain, Inc.
210,000	5.750		08/15/24	210,000
90,000	4.875	(a)	09/15/27	85,275
70,000	5.250	(a)	03/15/28	66,850
iStar, Inc.
60,000	5.250		09/15/22	59,100

				1,003,025

Financial Company – 0.7%
BCD Acquisition, Inc.
100,000	9.625	(a)	09/15/23	109,500
Blackstone CQP Holdco LP
60,000	6.500	(a)	03/20/21	60,450
Quicken Loans, Inc.
140,000	5.750	(a)	05/01/25	141,400
70,000	5.250	(a)	01/15/28	67,725

				379,075

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Staples Retailing – 0.7%
Rite Aid Corp.
$50,000	9.250%		03/15/20	$50,625
280,000	6.125	(a)	04/01/23	283,150
Safeway, Inc.
50,000	7.250		02/01/31	42,000

				375,775

Food and Beverage – 0.8%
Aramark Services, Inc.
200,000	5.000	(a)	04/01/25	202,500
50,000	4.750		06/01/26	49,750
Golden Nugget, Inc.
100,000	6.750	(a)	10/15/24	102,625
70,000	8.750	(a)	10/01/25	73,762

				428,637

Food Products – 1.8%
Pilgrim’s Pride Corp.
100,000	5.750	(a)	03/15/25	100,000
Post Holdings, Inc.
100,000	5.500	(a)	03/01/25	100,875
100,000	5.000	(a)	08/15/26	95,250
330,000	5.750	(a)	03/01/27	327,525
100,000	5.625	(a)	01/15/28	98,000
TreeHouse Foods, Inc.
90,000	4.875		03/15/22	90,225
110,000	6.000	(a)	02/15/24	112,613

				924,488

Hardware – 0.9%
CDW LLC / CDW Finance Corp.
100,000	5.000		09/01/23	102,000
80,000	5.000		09/01/25	81,200
CommScope Technologies LLC
180,000	6.000	(a)	06/15/25	186,750
80,000	5.000	(a)	03/15/27	78,400
CommScope, Inc.
20,000	5.500	(a)	06/15/24	20,450

				468,800

Health Care Equipment & Supplies – 0.1%
Hologic, Inc.
50,000	4.625	(a)	02/01/28	48,625

Health Care Providers & Services – 2.8%
DaVita, Inc.
90,000	5.750		08/15/22	92,925
70,000	5.000		05/01/25	69,037
Encompass Health Corp.
70,000	5.750		11/01/24	70,962
HCA Healthcare, Inc.
50,000	6.250		02/15/21	52,875
Kindred Healthcare, Inc.
60,000	8.000		01/15/20	64,275
90,000	8.750		01/15/23	95,850
LifePoint Health, Inc.
100,000	5.375		05/01/24	97,250

Corporate Obligations – (continued)
Health Care Providers & Services – (continued)
Tenet Healthcare Corp.
100,000	4.750		06/01/20	102,000
220,000	8.125		04/01/22	233,200
160,000	6.750		06/15/23	160,800
250,000	4.625	(a)	07/15/24	241,250
100,000	5.125	(a)	05/01/25	97,250
WellCare Health Plans, Inc.
100,000	5.250		04/01/25	101,875

				1,479,549

Healthcare – 2.0%
CHS/Community Health Systems, Inc.
50,000	5.125		08/01/21	46,500
240,000	6.250		03/31/23	219,000
HCA, Inc.
360,000	7.500		02/15/22	400,500
60,000	5.875		05/01/23	63,300
150,000	5.375		02/01/25	153,000
150,000	5.875		02/15/26	155,625

				1,037,925

Hotels, Restaurants & Leisure – 1.7%
Diamond Resorts International, Inc.
100,000	10.750	(a)	09/01/24	108,750
MGM Resorts International
50,000	5.250		03/31/20	51,688
240,000	6.625		12/15/21	260,400
90,000	7.750		03/15/22	100,912
140,000	6.000		03/15/23	149,275
60,000	4.625		09/01/26	58,950
SIX Flags Entertainment Corp.
125,000	4.875	(a)	07/31/24	125,156
50,000	5.500	(a)	04/15/27	50,250

				905,381

Household Durables – 1.3%
Lennar Corp.
180,000	4.500		06/15/19	182,475
60,000	4.750		11/15/22	60,637
100,000	4.500		04/30/24	99,500
80,000	4.750	(a)	11/29/27	77,600
PulteGroup, Inc.
50,000	5.500		03/01/26	51,125
50,000	5.000		01/15/27	49,563
Tempur Sealy International, Inc.
80,000	5.625		10/15/23	81,000
50,000	5.500		06/15/26	49,375

				651,275

Independent Power & Renewable Electricity Producers – 2.5%
AES Corp
100,000	7.375		07/01/21	110,250
140,000	4.875		05/15/23	142,275
75,000	5.500		03/15/24	77,156
Calpine Corp.
120,000	6.000	(a)	01/15/22	123,600
50,000	5.875	(a)	01/15/24	51,062

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Independent Power & Renewable Electricity Producers – (continued)
Calpine Corp. – (continued)
$60,000	5.500%		02/01/24	$56,400
120,000	5.750		01/15/25	112,950
110,000	5.250	(a)	06/01/26	107,387
NRG Energy, Inc.
240,000	6.250		05/01/24	249,600
200,000	7.250		05/15/26	214,250
100,000	6.625		01/15/27	103,750

				1,348,680

Insurance – 0.9%
Genworth Holdings, Inc.
260,000	7.625		09/24/21	257,075
80,000	4.900		08/15/23	69,000
50,000	4.800		02/15/24	43,000
HUB International Ltd.
100,000	7.875	(a)	10/01/21	103,500

				472,575

Internet & Direct Marketing Retail – 0.8%
NetFlix, Inc.
50,000	5.500		02/15/22	52,188
80,000	5.875		02/15/25	84,700
230,000	4.375		11/15/26	221,950
50,000	4.875	(a)	04/15/28	49,375

				408,213

Internet Software & Services – 0.9%
Rackspace Hosting, Inc.
340,000	8.625	(a)	11/15/24	354,875
VeriSign, Inc.
100,000	5.250		04/01/25	103,375

				458,250

IT Services – 1.4%
First Data Corp.
420,000	7.000	(a)	12/01/23	443,625
100,000	5.000	(a)	01/15/24	101,125
160,000	5.750	(a)	01/15/24	163,200

				707,950

Leisure Products – 0.3%
Mattel, Inc.
50,000	2.350		05/06/19	49,500
80,000	6.750	(a)	12/31/25	81,700

				131,200

Media – 1.4%
AMC Entertainment Holdings, Inc.
110,000	5.875		11/15/26	106,837
AMC Networks, Inc.
60,000	4.750		12/15/22	61,050
70,000	5.000		04/01/24	70,350
50,000	4.750		08/01/25	48,687
Cablevision Systems Corp.
50,000	5.875		09/15/22	50,312

Corporate Obligations – (continued)
Media – (continued)
Lamar Media Corp.
50,000	5.000		05/01/23	51,250
80,000	5.750		02/01/26	83,000
Meredith Corp.
100,000	6.875	(a)	02/01/26	103,625
Tribune Media Co.
140,000	5.875		07/15/22	143,850

				718,961

Metals – 0.7%
Novelis Corp.
350,000	5.875	(a)	09/30/26	353,938

Metals & Mining – 0.3%
Aleris International, Inc.
100,000	9.500	(a)	04/01/21	105,500
Steel Dynamics, Inc.
60,000	5.500		10/01/24	62,400

				167,900

Mortgage Real Estate Investment – 0.1%
Starwood Property Trust, Inc.
60,000	4.750	(a)	03/15/25	58,350

Multiline Retail – 0.8%
Dollar Tree, Inc.
260,000	5.250		03/01/20	263,414
150,000	5.750		03/01/23	156,562

				419,976

Natural Gas – 3.1%
AmeriGas Partners LP / AmeriGas Finance Corp.
70,000	5.625		05/20/24	70,700
125,000	5.500		05/20/25	124,687
60,000	5.875		08/20/26	60,450
Cheniere Corpus Christi Holdings LLC
310,000	5.125		06/30/27	314,650
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
60,000	6.250		04/01/23	62,250
50,000	5.750		04/01/25	50,875
Ferrellgas LP / Ferrellgas Finance Corp.
100,000	6.500		05/01/21	95,750
50,000	6.750		01/15/22	47,000
60,000	6.750		06/15/23	55,200
Genesis Energy LP / Genesis Energy Finance Corp.
80,000	6.250		05/15/26	77,600
NGPL PipeCo LLC
100,000	4.875	(a)	08/15/27	101,375
NuStar Logistics LP
60,000	5.625		04/28/27	59,550
Rockies Express Pipeline LLC
45,000	5.625	(a)	04/15/20	46,800
Sunoco LP / Sunoco Finance Corp.
120,000	4.875	(a)	01/15/23	119,700
60,000	5.500	(a)	02/15/26	60,150
50,000	5.875	(a)	03/15/28	50,375

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Natural Gas – (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
$170,000	4.125%		11/15/19	$171,700
150,000	5.000	(a)	01/15/28	146,438

				1,715,250

Oil, Gas & Consumable Fuels – 7.0%
Antero Resources Corp.
160,000	5.625		06/01/23	164,800
California Resources Corp.
200,000	8.000	(a)	12/15/22	159,750
Carrizo Oil & Gas, Inc.
74,000	7.500		09/15/20	75,156
Cheniere Energy Partners LP
140,000	5.250	(a)	10/01/25	142,100
Chesapeake Energy Corp.
220,000	8.000	(a)	12/15/22	234,850
CNX Resources Corp.
150,000	5.875		04/15/22	151,687
Denbury Resources, Inc.
80,000	9.000	(a)	05/15/21	82,400
Diamondback Energy, Inc.
50,000	5.375		05/31/25	50,500
Energy Transfer Equity LP
350,000	5.875		01/15/24	371,875
Extraction Oil & Gas, Inc.
100,000	5.625	(a)	02/01/26	98,500
Gulfport Energy Corp.
50,000	6.000		10/15/24	49,375
65,000	6.375		05/15/25	64,350
50,000	6.375	(a)	01/15/26	49,500
Newfield Exploration Co.
120,000	5.625		07/01/24	126,900
140,000	5.375		01/01/26	144,900
Peabody Energy Corp.
70,000	6.000	(a)	03/31/22	72,450
QEP Resources, Inc.
250,000	5.375		10/01/22	254,375
50,000	5.250		05/01/23	49,750
Range Resources Corp.
80,000	4.875		05/15/25	77,000
RSP Permian, Inc.
50,000	5.250		01/15/25	50,438
Sanchez Energy Corp.
50,000	7.750		06/15/21	48,000
140,000	6.125		01/15/23	105,700
50,000	7.250	(a)	02/15/23	50,875
SM Energy Co.
120,000	6.125		11/15/22	121,800
Southwestern Energy Co.
180,000	4.100		03/15/22	169,650
140,000	6.700		01/23/25	137,550
50,000	7.500		04/01/26	50,750
Whiting Petroleum Corp.
80,000	6.625	(a)	01/15/26	82,000

Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – (continued)
Williams Cos., Inc. (The)
50,000	3.700		01/15/23	48,563
100,000	4.550		06/24/24	101,000
WPX Energy, Inc.
50,000	6.000		01/15/22	52,000
140,000	8.250		08/01/23	159,600

				3,598,144

Personal Products – 0.2%
Edgewell Personal Care Co.
60,000	4.700		05/19/21	60,525
40,000	4.700		05/24/22	40,250

				100,775

Pharmaceuticals – 3.4%
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
80,000	5.750	(a)	08/01/22	71,000
80,000	5.625	(a)	10/15/23	67,400
Valeant Pharmaceuticals International
60,000	6.375	(a)	10/15/20	60,525
50,000	7.250	(a)	07/15/22	48,813
Valeant Pharmaceuticals International, Inc.
100,000	5.375	(a)	03/15/20	99,875
200,000	7.500	(a)	07/15/21	201,750
120,000	5.625	(a)	12/01/21	114,000
100,000	5.500	(a)	03/01/23	89,000
250,000	5.875	(a)	05/15/23	223,438
190,000	7.000	(a)	03/15/24	200,925
270,000	6.125	(a)	04/15/25	238,950
170,000	5.500	(a)	11/01/25	169,150
190,000	9.000	(a)	12/15/25	191,900

				1,776,726

Professional Services – 0.3%
IHS Markit Ltd.
110,000	4.750	(a)	02/15/25	113,025
50,000	4.000	(a)	03/01/26	48,750

				161,775

Real Estate Investment Trust – 0.2%
Realogy Group LLC / Realogy Co.-Issuer Corp.
100,000	4.875	(a)	06/01/23	97,000

Real Estate Management & Development – 0.1%
Howard Hughes Corp. (The)
70,000	5.375	(a)	03/15/25	68,942

REITs and Real Estate – 0.1%
CyrusOne LP / CyrusOne Finance Corp.
50,000	5.375		03/15/27	50,625

Rental Equipment – 2.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
60,000	5.125	(a)	06/01/22	60,300
BlueLine Rental Finance Corp. / BlueLine Rental LLC
90,000	9.250	(a)	03/15/24	97,762
Hertz Corp. (The)
230,000	7.625	(a)	06/01/22	237,762
60,000	5.500	(a)	10/15/24	52,350

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Rental Equipment – (continued)
United Rentals North America, Inc.
$490,000	4.625%		07/15/23	$503,475
50,000	5.875		09/15/26	52,625
220,000	5.500		05/15/27	226,600
50,000	4.875		01/15/28	49,000

				1,279,874

Software – 1.2%
BMC Software Finance, Inc.
140,000	8.125	(a)	07/15/21	141,225
CDK Global, Inc.
100,000	4.875	(a)	06/01/27	99,750
Infor US, Inc.
60,000	5.750	(a)	08/15/20	61,500
150,000	6.500		05/15/22	153,750
Solera LLC / Solera Finance, Inc.
150,000	10.500	(a)	03/01/24	169,125

				625,350

Specialty Retail – 1.0%
L Brands, Inc.
100,000	6.625		04/01/21	107,125
100,000	5.625		02/15/22	104,750
70,000	5.625		10/15/23	73,937
170,000	5.250		02/01/28	164,475
Penske Automotive Group, Inc.
50,000	5.500		05/15/26	50,000
PetSmart, Inc.
80,000	5.875	(a)	06/01/25	62,400

				562,687

Technology – 0.5%
Exela Intermediate LLC / Exela Finance, Inc.
60,000	10.000	(a)	07/15/23	60,075
Harland Clarke Holdings Corp.
180,000	8.375	(a)	08/15/22	187,200

				247,275

Technology Hardware, Storage & Peripherals – 0.9%
NCR Corp.
90,000	6.375		12/15/23	93,825
Western Digital Corp.
300,000	10.500		04/01/24	348,281

				442,106

Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands, Inc.
90,000	4.625	(a)	05/15/24	89,662
90,000	4.875	(a)	05/15/26	88,650

				178,312

Wireless – 4.9%
Sprint Capital Corp.
200,000	6.900		05/01/19	207,500
190,000	6.875		11/15/28	182,875
295,000	8.750		03/15/32	321,919

Corporate Obligations – (continued)
Wireless – (continued)
Sprint Communications, Inc.
160,000	7.000	(a)	03/01/20	169,600
300,000	7.000		08/15/20	315,000
50,000	11.500		11/15/21	59,375
150,000	6.000		11/15/22	148,125
T-Mobile USA, Inc.
100,000	4.000		04/15/22	100,375
350,000	6.836		04/28/23	364,000
60,000	6.500		01/15/24	63,150
160,000	6.375		03/01/25	169,400
230,000	6.500		01/15/26	247,538
80,000	5.375		04/15/27	82,100
150,000	4.750		02/01/28	147,000

				2,577,957

Wireless Telecommunication Services – 2.3%
Sprint Corp.
200,000	7.250		09/15/21	209,000
600,000	7.875		09/15/23	621,000
190,000	7.125		06/15/24	189,050
140,000	7.625		02/15/25	140,350

				1,159,400

Wirelines – 2.2%
Level 3 Financing, Inc.
100,000	5.375		08/15/22	101,500
120,000	5.125		05/01/23	120,600
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
50,000	7.125	(a)	12/15/24	44,937
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
50,000	6.000	(a)	04/15/23	48,625
150,000	8.250		10/15/23	140,625
Windstream Services LLC / Windstream Finance Corp.
171,000	6.375	(a)	08/01/23	97,043
50,000	6.375		08/01/23	29,500
61,000	8.750	(a)	12/15/24	39,803
60,000	8.625	(a)	10/31/25	56,400
Zayo Group LLC / Zayo Capital, Inc.
250,000	6.000		04/01/23	260,313
130,000	5.750	(a)	01/15/27	131,138

				1,070,484

TOTAL CORPORATE OBLIGATIONS
(Cost $47,826,106)				47,105,569

Foreign Corporate Debt – 6.9%
Aerospace & Defense – 1.3%
Bombardier, Inc. (Canada)
$50,000	7.750	%(a)	03/15/20	$53,625
170,000	8.750	(a)	12/01/21	187,212
50,000	6.000	(a)	10/15/22	50,062
100,000	6.125	(a)	01/15/23	100,750
90,000	7.500	(a)	12/01/24	93,937
140,000	7.500	(a)	03/15/25	143,500

				629,086

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Corporate Debt – (continued)
Agriculture – 1.0%
JBS USA LUX SA / JBS USA Finance, Inc. (Brazil)
$300,000	7.250	% (a)	06/01/21	$306,000
50,000	5.875	(a)	07/15/24	49,000
140,000	5.750	(a)	06/15/25	134,225

				489,225

Basic Industry – 0.6%
NOVA Chemicals Corp. (Canada)
237,000	4.875	(a)	06/01/24	235,223
110,000	5.250	(a)	06/01/27	107,388

				342,611

Consumer Cyclical – 0.9%
1011778 BC ULC / New Red Finance, Inc. (Canada)
170,000	4.625	(a)	01/15/22	171,913
210,000	4.250	(a)	05/15/24	202,125
100,000	5.000	(a)	10/15/25	98,000

				472,038

Energy – 0.1%
Jupiter Resources, Inc. (Canada)
90,000	8.500	(a)	10/01/22	42,750

Household Durables – 0.1%
Brookfield Residential Properties, Inc. (Canada)
60,000	6.500	(a)	12/15/20	61,425

Metals & Mining – 1.5%
First Quantum Minerals Ltd. (Zambia)
170,000	7.000	(a)	02/15/21	176,162
200,000	7.250	(a)	04/01/23	208,500
220,000	6.875	(a)	03/01/26	219,450
Teck Resources Ltd. (Canada)
130,000	4.750		01/15/22	133,088
60,000	3.750		02/01/23	58,725

				795,925

Oil, Gas & Consumable Fuels – 1.1%
MEG Energy Corp. (Canada)
170,000	6.375	(a)	01/30/23	147,900
60,000	7.000	(a)	03/31/24	51,450
Seven Generations Energy Ltd. (Canada)
190,000	6.875	(a)	06/30/23	199,500
150,000	5.375	(a)	09/30/25	148,125

				546,975

Personal Products – 0.1%
Avon Products, Inc. (United Kingdom)
90,000	7.000		03/15/23	82,125

Software – 0.2%
Open Text Corp. (Canada)
100,000	5.875	(a)	06/01/26	104,500

TOTAL FOREIGN CORPORATE DEBT
(Cost $3,614,776)				$3,566,660

Principal Amount	Interest Rate	Value
Investment Company – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$572,983	1.262%	$572,983
(Cost $572,983)

TOTAL INVESTMENTS – 99.3%
(Cost $52,013,865)		$51,245,212

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		374,419

NET ASSETS – 100.0%		$51,619,631

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,425,221 which represents approximately 43.4% of the Fund’s net assets as of February 28, 2018.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 77.7%
Aerospace & Defense – 2.0%
Arconic, Inc.
$250,000	5.125%		10/01/24	$259,609
Lockheed Martin Corp.
150,000	2.900		03/01/25	144,431
110,000	4.070		12/15/42	108,855
180,000	4.700		05/15/46	195,811
Northrop Grumman Corp.
400,000	2.930		01/15/25	383,938
400,000	3.250		01/15/28	383,801
United Technologies Corp.
472,000	1.950		11/01/21	454,197
370,000	3.125		05/04/27	352,102
145,000	5.700		04/15/40	172,916
140,000	3.750		11/01/46	128,736

				2,584,396

Air Freight & Logistics – 0.5%
FedEx Corp.
170,000	4.550		04/01/46	172,342
United Parcel Service, Inc.
490,000	2.450		10/01/22	477,853

				650,195

Automobiles – 0.4%
Ford Motor Co.
130,000	7.450		07/16/31	159,376
100,000	5.291		12/08/46	98,706
General Motors Co.
100,000	6.250		10/02/43	112,771
120,000	6.750		04/01/46	141,528

				512,381

Banks – 14.4%
Bank of America Corp.
270,000	7.750		05/14/38	385,635
Bank of America Corp., GMTN
830,000	3.300		01/11/23	827,178
Bank of America Corp., Series L
190,000	4.183		11/25/27	190,544
Bank of America Corp., MTN
324,000	5.000		05/13/21	342,584
630,000	3.875		08/01/25	639,412
250,000	3.248		10/21/27	237,916
330,000	5.000		01/21/44	374,272
BB&T Corp., MTN
48,000	2.050		05/10/21	46,600
Branch Banking & Trust Co.
250,000	2.100		01/15/20	247,076
390,000	3.800		10/30/26	394,906
Capital One Bank USA NA
400,000	3.375		02/15/23	394,859
Citigroup, Inc.
800,000	8.500		05/22/19	855,107
190,000	4.500		01/14/22	198,482
30,000	3.875		10/25/23	30,647
300,000	3.875		03/26/25	299,208
190,000	3.300		04/27/25	185,808

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc. – (continued)
175,000	3.700		01/12/26	174,134
270,000	3.200		10/21/26	257,530
342,000	4.450		09/29/27	349,548
20,000	4.125		07/25/28	19,903
170,000	5.875		01/30/42	212,571
30,000	6.675		09/13/43	39,490
130,000	4.650		07/30/45	140,709
120,000	4.750		05/18/46	123,217
Citizens Bank NA/Providence RI
580,000	2.550		05/13/21	570,082
Discover Bank
250,000	3.100		06/04/20	250,099
290,000	4.200		08/08/23	299,078
Fifth Third Bancorp
170,000	8.250		03/01/38	247,286
Huntington Bancshares, Inc.
250,000	2.300		01/14/22	241,114
JPMorgan Chase & Co.
430,000	4.250		10/15/20	444,910
327,000	4.500		01/24/22	342,797
20,000	3.250		09/23/22	19,970
967,000	2.972		01/15/23	952,232
500,000	3.200		06/15/26	480,798
270,000	3.625		12/01/27	261,185
212,000	6.400		05/15/38	276,472
175,000	5.500		10/15/40	209,745
110,000	5.600		07/15/41	133,722
180,000	5.400		01/06/42	214,477
60,000	4.850		02/01/44	66,532
KeyBank NA
600,000	2.500		12/15/19	597,386
PNC Bank NA, MTN
260,000	2.600		07/21/20	258,498
550,000	3.250		06/01/25	541,586
PNC Financial Services Group, Inc. (The)
740,000	4.375		08/11/20	766,417
Santander Holdings USA, Inc.
490,000	3.700	(a)	03/28/22	487,545
US Bank NA
290,000	2.125		10/28/19	287,497
250,000	2.000		01/24/20	246,648
Wachovia Corp.
260,000	5.500		08/01/35	295,231
Wells Fargo & Co.
910,000	3.069		01/24/23	897,582
460,000	3.000		04/22/26	436,203
370,000	3.000		10/23/26	350,381
Wells Fargo & Co., GMTN
190,000	4.900		11/17/45	201,352
Wells Fargo & Co., MTN
100,000	3.000		01/22/21	99,887
90,000	3.500		03/08/22	90,618
160,000	4.100		06/03/26	160,964
100,000	4.650		11/04/44	102,007
200,000	4.750		12/07/46	206,716

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo Bank NA, MTN
$1,000,000	2.150%	12/06/19	$991,768

			18,996,121

Basic Industry – 0.1%
LYB International Finance BV
110,000	5.250	07/15/43	121,039

Beverages – 1.6%
Coca-Cola Co. (The)
450,000	2.875	10/27/25	437,360
Molson Coors Brewing Co.
400,000	3.000	07/15/26	373,597
50,000	4.200	07/15/46	47,246
PepsiCo, Inc.
104,000	3.000	08/25/21	104,770
800,000	2.750	03/05/22	794,186
100,000	4.875	11/01/40	114,133
280,000	3.450	10/06/46	255,809

			2,127,101

Biotechnology – 3.1%
AbbVie, Inc.
180,000	3.600	05/14/25	178,159
40,000	3.200	05/14/26	38,259
64,000	4.500	05/14/35	66,036
50,000	4.300	05/14/36	50,329
140,000	4.400	11/06/42	139,216
175,000	4.700	05/14/45	181,086
150,000	4.450	05/14/46	150,298
Amgen, Inc.
100,000	2.200	05/22/19	99,636
680,000	3.450	10/01/20	688,665
202,000	4.400	05/01/45	200,197
205,000	4.663	06/15/51	207,626
Biogen, Inc.
145,000	3.625	09/15/22	146,886
180,000	5.200	09/15/45	196,549
Celgene Corp.
320,000	3.550	08/15/22	322,050
190,000	5.000	08/15/45	197,620
95,000	4.350	11/15/47	90,617
Gilead Sciences, Inc.
200,000	3.250	09/01/22	200,803
460,000	3.650	03/01/26	460,861
96,000	4.800	04/01/44	101,962
250,000	4.750	03/01/46	264,539

			3,981,394

Brokerage – 0.1%
Jefferies Group LLC
150,000	4.850	01/15/27	154,985

Capital Goods – 0.6%
Caterpillar Financial Services Corp.
520,000	1.700	08/09/21	499,176
Caterpillar Financial Services Corp., MTN
240,000	7.150	02/15/19	250,710

			749,886

Corporate Obligations – (continued)
Capital Markets – 4.1%
Bank of New York Mellon Corp. (The), MTN
320,000	2.600	08/17/20	318,101
1,000,000	2.600	02/07/22	978,142
20,000	2.800	05/04/26	18,885
40,000	3.250	05/16/27	38,898
BlackRock, Inc.
200,000	3.500	03/18/24	203,013
Morgan Stanley
40,000	2.800	06/16/20	39,897
260,000	5.750	01/25/21	278,791
414,000	4.875	11/01/22	437,719
30,000	3.625	01/20/27	29,467
346,000	3.950	04/23/27	340,434
156,000	6.375	07/24/42	203,212
20,000	4.300	01/27/45	20,257
30,000	4.375	01/22/47	30,522
Morgan Stanley, Series F
245,000	3.875	04/29/24	247,793
Morgan Stanley, GMTN
895,000	5.500	07/28/21	961,031
25,000	3.700	10/23/24	25,005
420,000	3.875	01/27/26	421,755
Morgan Stanley, MTN
500,000	2.625	11/17/21	490,090
90,000	3.125	07/27/26	85,520
State Street Corp.
250,000	3.100	05/15/23	246,786
80,000	2.650	05/19/26	74,619

			5,489,937

Chemicals – 1.0%
Eastman Chemical Co.
520,000	3.600	08/15/22	526,760
LyondellBasell Industries NV
150,000	5.000	04/15/19	153,594
550,000	5.750	04/15/24	608,266

			1,288,620

Communications – 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
250,000	3.579	07/23/20	251,568
360,000	4.464	07/23/22	368,789
90,000	3.750	02/15/28	83,382
100,000	6.384	10/23/35	113,097
180,000	6.484	10/23/45	203,332
100,000	5.375	05/01/47	99,294
Time Warner Cable LLC
350,000	8.250	04/01/19	368,906
20,000	6.550	05/01/37	22,637
120,000	7.300	07/01/38	146,340
160,000	5.875	11/15/40	169,250
170,000	4.500	09/15/42	154,136

			1,980,731

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Communications Equipment – 0.8%
Cisco Systems, Inc.
$85,000	1.600%		02/28/19	$84,357
100,000	4.450		01/15/20	103,522
360,000	3.625		03/04/24	368,230
260,000	5.900		02/15/39	339,176

				895,285

Consumer Cyclical – 2.1%
Ford Motor Credit Co. LLC
555,000	5.875		08/02/21	595,227
576,000	4.134		08/04/25	566,269
General Motors Financial Co., Inc.
180,000	3.150		01/15/20	180,400
815,000	3.200		07/13/20	814,695
390,000	3.450		04/10/22	387,396
250,000	4.350		01/17/27	249,027
Toyota Motor Credit Corp., MTN
71,000	1.700		02/19/19	70,489

				2,863,503

Consumer Finance – 1.0%
American Express Co.
115,000	4.050		12/03/42	114,758
American Express Credit Corp., GMTN
230,000	2.250		08/15/19	229,092
American Express Credit Corp., MTN
450,000	2.375		05/26/20	445,491
210,000	3.300		05/03/27	203,875
Capital One Financial Corp.
182,000	4.200		10/29/25	181,088
Synchrony Financial
140,000	3.950		12/01/27	134,797

				1,309,101

Consumer Noncyclical – 0.9%
Allergan Funding SCS
290,000	3.800		03/15/25	286,640
150,000	4.550		03/15/35	149,941
Shire Acquisitions Investments Ireland DAC
325,000	2.875		09/23/23	310,871
250,000	3.200		09/23/26	232,241
Wyeth LLC
150,000	5.950		04/01/37	190,585

				1,170,278

Containers & Packaging – 0.2%
International Paper Co.
130,000	3.000		02/15/27	121,577
100,000	4.800		06/15/44	104,167

				225,744

Distributors – 0.5%
American Honda Finance Corp., GMTN
297,000	1.700		09/09/21	284,528
General Motors Financial Co., Inc.
340,000	4.200		03/01/21	348,124

				632,652

Corporate Obligations – (continued)
Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc.
90,000	3.125		03/15/26	87,635
70,000	4.500		02/11/43	76,328

				163,963

Diversified Telecommunication – 6.1%
AT&T, Inc.
422,000	2.300		03/11/19	421,773
370,000	5.000		03/01/21	389,374
30,000	2.625		12/01/22	28,971
25,000	3.800		03/01/24	25,089
340,000	3.400		08/14/24	338,174
210,000	3.400		05/15/25	201,628
70,000	4.125		02/17/26	70,103
100,000	4.250		03/01/27	100,425
550,000	3.900		08/14/27	546,860
275,000	4.500		05/15/35	266,108
195,000	5.250		03/01/37	202,707
250,000	4.900		08/14/37	251,016
200,000	5.350		09/01/40	206,994
84,000	5.150		03/15/42	85,193
170,000	4.800		06/15/44	162,952
150,000	4.350		06/15/45	134,179
210,000	4.750		05/15/46	199,440
130,000	5.150	(a)	11/15/46	129,853
90,000	5.450		03/01/47	93,942
240,000	4.500		03/09/48	219,805
118,000	4.550		03/09/49	107,477
194,000	5.150		02/14/50	194,686
70,000	5.700		03/01/57	74,751
100,000	5.300		08/14/58	100,377
Verizon Communications, Inc.
675,000	2.946		03/15/22	667,703
230,000	5.150		09/15/23	249,990
330,000	4.125		03/16/27	335,787
150,000	4.400		11/01/34	147,259
360,000	4.272		01/15/36	345,396
290,000	5.250		03/16/37	308,135
160,000	3.850		11/01/42	139,469
122,000	4.125		08/15/46	108,992
233,000	4.862		08/21/46	232,810
110,000	5.500		03/16/47	120,396
70,000	4.522		09/15/48	66,390
191,000	5.012		04/15/49	195,088
272,000	5.012		08/21/54	270,406
290,000	4.672		03/15/55	270,921

				8,010,619

Electric – 0.3%
Berkshire Hathaway Energy Co.
197,000	6.125		04/01/36	251,593
Exelon Generation Co. LLC
104,000	5.600		06/15/42	108,849

				360,442

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Electric Utilities – 1.2%
Exelon Corp.
$250,000	3.950%	06/15/25	$252,311
FirstEnergy Corp., Series B
445,000	3.900	07/15/27	441,094
Southern Co. (The)
330,000	1.850	07/01/19	326,809
540,000	3.250	07/01/26	514,003
130,000	4.400	07/01/46	130,766

			1,664,983

Energy – 1.6%
ConocoPhillips Holding Co.
130,000	6.950	04/15/29	165,494
Devon Financing Co. LLC
100,000	7.875	09/30/31	132,520
Enterprise Products Operating LLC
150,000	4.850	03/15/44	156,826
140,000	5.100	02/15/45	152,167
Plains All American Pipeline LP / PAA Finance Corp.
292,000	4.650	10/15/25	295,910
Sabine Pass Liquefaction LLC
230,000	5.625	03/01/25	247,537
318,000	5.875	06/30/26	348,409
Williams Partners LP / ACMP Finance Corp.
670,000	4.875	03/15/24	700,719

			2,199,582

Energy Equipment & Services – 0.7%
Halliburton Co.
350,000	3.800	11/15/25	352,017
140,000	5.000	11/15/45	151,436
National Oilwell Varco, Inc.
400,000	2.600	12/01/22	383,201

			886,654

Equity Real Estate Investment – 0.3%
American Tower Corp.
130,000	3.375	10/15/26	123,366
Crown Castle International Corp.
160,000	4.450	02/15/26	163,625
50,000	3.650	09/01/27	47,891

			334,882

Food & Staples Retailing – 2.3%
Costco Wholesale Corp.
734,000	2.300	05/18/22	715,976
CVS Health Corp.
20,000	2.800	07/20/20	19,847
322,000	3.500	07/20/22	321,039
260,000	3.875	07/20/25	257,229
130,000	5.125	07/20/45	135,997
Sysco Corp.
60,000	3.250	07/15/27	57,956
Walgreens Boots Alliance, Inc.
500,000	3.300	11/18/21	501,280

Corporate Obligations – (continued)
Food & Staples Retailing – (continued)
Walmart, Inc.
80,000	1.900	12/15/20	78,484
200,000	2.350	12/15/22	194,639
450,000	2.650	12/15/24	437,841
350,000	3.625	12/15/47	340,179

			3,060,467

Food and Beverage – 1.2%
Kraft Heinz Foods Co.
457,000	2.800	07/02/20	454,506
410,000	3.500	06/06/22	410,412
300,000	3.000	06/01/26	275,847
50,000	5.000	06/04/42	49,946
100,000	5.200	07/15/45	102,397
270,000	4.375	06/01/46	247,373

			1,540,481

Food Products – 0.1%
Tyson Foods, Inc.
140,000	4.550	06/02/47	142,334

Health Care Equipment & Supplies – 0.4%
Abbott Laboratories
230,000	5.125	04/01/19	236,382
Stryker Corp.
50,000	2.000	03/08/19	49,764
250,000	3.500	03/15/26	249,081
Zimmer Biomet Holdings, Inc.
30,000	3.550	04/01/25	29,061

			564,288

Health Care Providers & Services – 1.7%
Aetna, Inc.
350,000	2.800	06/15/23	336,073
Anthem, Inc.
60,000	4.625	05/15/42	61,213
75,000	4.650	08/15/44	76,748
120,000	4.375	12/01/47	117,869
Cigna Corp.
238,000	3.250	04/15/25	228,703
Express Scripts Holding Co.
330,000	4.750	11/15/21	346,120
145,000	4.500	02/25/26	148,885
100,000	4.800	07/15/46	99,883
UnitedHealth Group, Inc.
40,000	3.750	07/15/25	40,625
330,000	3.100	03/15/26	318,508
230,000	4.750	07/15/45	254,978
30,000	4.200	01/15/47	30,515
130,000	3.750	10/15/47	122,165

			2,182,285

Healthcare – 1.2%
HCA, Inc.
150,000	6.500	02/15/20	157,969
250,000	4.750	05/01/23	255,000
150,000	5.000	03/15/24	153,375
50,000	5.250	06/15/26	51,250
55,000	5.500	06/15/47	54,587

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare – (continued)
Medtronic, Inc.
$400,000	2.500%		03/15/20	$398,085
200,000	4.375		03/15/35	211,556
340,000	4.625		03/15/45	369,163

				1,650,985

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp., MTN
310,000	3.700		01/30/26	310,778
25,000	4.700		12/09/35	26,757
154,000	4.875		12/09/45	167,285

				504,820

Household Durables – 0.1%
Newell Brands, Inc.
90,000	5.500		04/01/46	96,078

Household Products – 0.2%
Procter & Gamble Co. (The)
210,000	5.550		03/05/37	263,280

Industrial Conglomerates – 0.9%
General Electric Co.
490,000	2.700		10/09/22	471,972
190,000	4.500		03/11/44	188,751
General Electric Co., MTN
180,000	5.875		01/14/38	211,252
Honeywell International, Inc.
245,000	2.500		11/01/26	226,597

				1,098,572

Insurance – 1.0%
American International Group, Inc.
110,000	3.300		03/01/21	110,320
180,000	4.500		07/16/44	180,221
Brighthouse Financial, Inc.
140,000	3.700	(a)	06/22/27	130,974
MetLife, Inc.
180,000	5.700		06/15/35	220,411
129,000	4.875		11/13/43	141,276
120,000	4.050		03/01/45	116,603
MetLife, Inc., Series D
130,000	4.368		09/15/23	136,739
Prudential Financial, Inc., MTN
200,000	5.700		12/14/36	241,712

				1,278,256

Internet & Direct Marketing Retail – 0.9%
Amazon.com, Inc.
240,000	3.300		12/05/21	243,214
370,000	2.800	(a)	08/22/24	358,591
70,000	3.800		12/05/24	71,873
290,000	4.800		12/05/34	320,656
150,000	3.875	(a)	08/22/37	148,837

				1,143,171

Corporate Obligations – (continued)
Internet Software & Services – 0.5%
Alphabet, Inc.
390,000	1.998		08/15/26	353,677
eBay, Inc.
250,000	2.750		01/30/23	242,223

				595,900

IT Services – 1.1%
Fidelity National Information Services, Inc.
100,000	5.000		10/15/25	107,372
101,000	3.000		08/15/26	94,348
International Business Machines Corp.
350,000	3.375		08/01/23	352,955
Visa, Inc.
350,000	3.150		12/14/25	343,645
150,000	4.150		12/14/35	157,992
280,000	4.300		12/14/45	297,562

				1,353,874

Life Sciences Tools & Services – 0.3%
Thermo Fisher Scientific, Inc.
230,000	2.400		02/01/19	229,723
204,000	2.950		09/19/26	190,268

				419,991

Machinery – 0.0%(b)
Caterpillar, Inc.
30,000	3.900		05/27/21	30,933
20,000	3.400		05/15/24	20,264
40,000	5.200		05/27/41	47,984

				99,181

Media – 0.9%
Comcast Corp.
60,000	3.600		03/01/24	60,637
120,000	5.650		06/15/35	141,334
Time Warner, Inc.
140,000	3.600		07/15/25	135,817
140,000	3.800		02/15/27	135,826
50,000	4.850		07/15/45	50,580
Viacom, Inc.
220,000	4.250		09/01/23	225,378
146,000	4.375		03/15/43	131,567
Walt Disney Co. (The)
339,000	3.000		02/13/26	331,871

				1,213,010

Multiline Retail – 0.2%
Target Corp.
200,000	4.000		07/01/42	196,421

Multi-Utilities – 0.6%
Dominion Energy, Inc.
370,000	2.579		07/01/20	365,665
260,000	3.900		10/01/25	262,327
NiSource, Inc.
175,000	4.375		05/15/47	178,123

				806,115

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil, Gas & Consumable Fuels – 5.0%
Anadarko Petroleum Corp.
$165,000	6.450%		09/15/36	$196,956
70,000	6.600		03/15/46	87,572
Apache Corp.
189,000	4.750		04/15/43	186,714
Chevron Corp.
646,000	2.566		05/16/23	627,290
180,000	2.954		05/16/26	172,690
ConocoPhillips
150,000	6.500		02/01/39	196,005
Devon Energy Corp.
78,000	3.250		05/15/22	77,516
65,000	7.950		04/15/32	87,200
40,000	5.600		07/15/41	44,894
130,000	4.750		05/15/42	131,794
Energy Transfer Partners LP
280,000	4.150		10/01/20	287,040
101,000	6.125		12/15/45	107,763
112,000	5.300		04/15/47	110,087
Exxon Mobil Corp.
535,000	2.222		03/01/21	526,589
150,000	3.043		03/01/26	146,180
270,000	4.114		03/01/46	281,870
Kinder Morgan Energy Partners LP
600,000	3.500		03/01/21	601,266
Kinder Morgan Energy Partners LP, MTN
140,000	6.950		01/15/38	169,971
Kinder Morgan, Inc.
150,000	5.550		06/01/45	157,653
Marathon Oil Corp.
250,000	2.800		11/01/22	241,805
Marathon Petroleum Corp.
225,000	5.125		03/01/21	239,068
MPLX LP
50,000	4.875		06/01/25	52,453
45,000	4.500		04/15/38	43,983
100,000	5.200		03/01/47	104,003
Noble Energy, Inc.
135,000	5.050		11/15/44	140,958
Occidental Petroleum Corp.
230,000	3.400		04/15/26	227,213
105,000	4.625		06/15/45	111,284
92,000	4.100		02/15/47	91,639
Phillips 66
140,000	4.650		11/15/34	147,713
100,000	5.875		05/01/42	119,165
Valero Energy Corp.
300,000	6.125		02/01/20	318,526
150,000	3.400		09/15/26	143,410
Williams Partners LP
350,000	3.600		03/15/22	350,995

				6,529,265

Pharmaceuticals – 1.0%
Bristol-Myers Squibb Co.
250,000	1.600		02/27/19	248,682

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Merck & Co., Inc.
40,000	2.350		02/10/22	39,306
150,000	2.750		02/10/25	144,803
200,000	3.700		02/10/45	193,778
Mylan NV
130,000	5.250		06/15/46	131,657
Pfizer, Inc.
5,000	2.100		05/15/19	4,985
40,000	2.200		12/15/21	39,142
125,000	2.750		06/03/26	118,950
150,000	7.200		03/15/39	217,499
130,000	4.125		12/15/46	133,381
Zoetis, Inc.
100,000	4.700		02/01/43	106,596

				1,378,779

REITs and Real Estate – 0.4%
Boston Properties LP
370,000	3.850		02/01/23	379,433
Simon Property Group LP
150,000	3.375		10/01/24	149,222

				528,655

Road & Rail – 0.1%
CSX Corp.
160,000	3.800		11/01/46	146,715

Semiconductors & Semiconductor – 1.3%
Applied Materials, Inc.
130,000	4.350		04/01/47	134,739
Intel Corp.
90,000	2.450		07/29/20	89,617
373,000	3.700		07/29/25	381,178
145,000	4.100		05/11/47	148,788
75,000	3.734	(a)	12/08/47	72,034
QUALCOMM, Inc.
200,000	1.850		05/20/19	198,347
200,000	2.250		05/20/20	196,663
244,000	3.450		05/20/25	236,799
130,000	4.650		05/20/35	132,825
130,000	4.300		05/20/47	123,215

				1,714,205

Software – 4.1%
Microsoft Corp.
570,000	1.850		02/12/20	563,803
60,000	2.400		02/06/22	58,946
485,000	2.650		11/03/22	478,300
270,000	2.875		02/06/24	265,888
360,000	3.300		02/06/27	356,958
380,000	3.450		08/08/36	368,009
100,000	4.100		02/06/37	105,166
155,000	5.200		06/01/39	185,489
150,000	3.500		11/15/42	142,195
140,000	3.750		02/12/45	137,726
169,000	4.450		11/03/45	185,025
250,000	3.700		08/08/46	243,241
80,000	4.000		02/12/55	79,887

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Software – (continued)
Microsoft Corp., Series 30Y
$180,000	4.250%		02/06/47	$191,601
Oracle Corp.
706,000	2.800		07/08/21	704,411
150,000	2.625		02/15/23	146,713
210,000	2.950		05/15/25	203,310
250,000	3.900		05/15/35	250,229
190,000	3.850		07/15/36	189,689
260,000	3.800		11/15/37	257,768
60,000	6.125		07/08/39	78,369
150,000	5.375		07/15/40	180,738
50,000	4.125		05/15/45	50,183
180,000	4.000		07/15/46	177,518
80,000	4.000		11/15/47	79,414

				5,680,576

Specialty Retail – 1.2%
Home Depot, Inc. (The)
303,000	2.000		06/15/19	301,610
250,000	2.700		04/01/23	245,404
45,000	3.000		04/01/26	43,697
220,000	5.875		12/16/36	281,126
250,000	4.400		03/15/45	265,006
Lowe’s Cos., Inc.
270,000	2.500		04/15/26	249,735
234,000	4.050		05/03/47	230,176

				1,616,754

Technology – 0.5%
Dell International LLC / EMC Corp.
300,000	8.350	(a)	07/15/46	380,932
Seagate HDD Cayman
250,000	4.250	(a)	03/01/22	247,969

				628,901

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.
380,000	1.700		02/22/19	378,406
77,000	2.250		02/23/21	75,906
149,000	1.550		08/04/21	142,818
20,000	2.150		02/09/22	19,425
30,000	2.700		05/13/22	29,854
30,000	3.000		02/09/24	29,576
475,000	2.850		05/11/24	462,493
740,000	3.000		06/20/27	709,236
500,000	2.900		09/12/27	473,613
230,000	4.500		02/23/36	250,444
157,000	3.850		05/04/43	153,223
290,000	4.375		05/13/45	303,363
220,000	4.650		02/23/46	240,327
50,000	4.250		02/09/47	51,501
50,000	3.750		11/13/47	47,734
HP, Inc.
70,000	6.000		09/15/41	74,040
Western Digital Corp.
100,000	4.750		02/15/26	101,000
Xerox Corp.
240,000	3.625		03/15/23	233,748

				3,776,707

Corporate Obligations – (continued)
Tobacco – 1.7%
Altria Group, Inc.
620,000	9.250		08/06/19	677,372
186,000	3.875		09/16/46	172,576
Philip Morris International, Inc.
950,000	1.875		11/01/19	937,425
112,000	1.875		02/25/21	108,484
20,000	2.750		02/25/26	18,853
100,000	6.375		05/16/38	130,278
205,000	4.125		03/04/43	198,825

				2,243,813

Transportation – 0.4%
Burlington Northern Santa Fe LLC
300,000	4.900		04/01/44	337,528
200,000	4.125		06/15/47	203,099

				540,627

TOTAL CORPORATE OBLIGATIONS
(Cost $104,949,641)				102,348,980

Foreign Corporate Debt – 21.3%
Banks – 10.1%
Australia & New Zealand Banking Group Ltd., MTN (Australia)
$640,000	2.300%		06/01/21	$624,472
Banco Santander SA (Spain)
240,000	4.250		04/11/27	240,120
Bank of Montreal, MTN (Canada)
230,000	2.550		11/06/22	223,513
Bank of Nova Scotia (The) (Canada)
72,000	1.950		01/15/19	71,677
650,000	1.650		06/14/19	642,385
70,000	2.350		10/21/20	69,128
Credit Suisse AG (Switzerland)
920,000	5.300		08/13/19	952,112
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
710,000	3.800		09/15/22	716,376
Deutsche Bank AG (Germany)
620,000	2.700		07/13/20	611,135
HSBC Holdings PLC (United Kingdom)
200,000	2.950		05/25/21	198,500
900,000	2.650		01/05/22	875,117
400,000	4.250		08/18/25	399,668
200,000	4.375		11/23/26	201,029
100,000	6.500		09/15/37	124,789
310,000	6.800		06/01/38	400,004
ING Groep NV (Netherlands)
270,000	3.950		03/29/27	270,344
Lloyds Banking Group PLC (United Kingdom)
450,000	3.000		01/11/22	443,155
400,000	4.500		11/04/24	406,818
Mitsubishi UFJ Financial Group, Inc. (Japan)
320,000	2.665		07/25/22	310,801
200,000	3.850		03/01/26	200,508
National Australia Bank Ltd., GMTN (Australia)
800,000	2.500		05/22/22	775,762

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Corporate Debt – (continued)
Banks – (continued)
Royal Bank of Canada, GMTN (Canada)
$610,000	2.150%	03/15/19	$607,283
75,000	1.625	04/15/19	74,240
450,000	2.150	03/06/20	444,682
Santander UK Group Holdings PLC (United Kingdom)
445,000	2.875	08/05/21	434,329
Sumitomo Mitsui Banking Corp. (Japan)
290,000	2.450	01/16/20	287,644
Sumitomo Mitsui Financial Group, Inc. (Japan)
460,000	2.934	03/09/21	458,400
650,000	3.784	03/09/26	649,156
Toronto-Dominion Bank (The) (Canada)
60,000	1.800	07/13/21	57,748
Toronto-Dominion Bank (The), GMTN (Canada)
295,000	2.500	12/14/20	292,343
Toronto-Dominion Bank (The), MTN (Canada)
402,000	2.125	04/07/21	392,360
Westpac Banking Corp. (Australia)
492,000	2.150	03/06/20	485,522
250,000	2.600	11/23/20	247,667
120,000	2.700	08/19/26	111,034

			13,299,821

Capital Goods – 0.1%
ABB Finance USA, Inc. (Switzerland)
110,000	4.375	05/08/42	115,272

Consumer Noncyclical – 0.9%
GlaxoSmithKline Capital, Inc. (United Kingdom)
152,000	6.375	05/15/38	202,116
Novartis Capital Corp. (Switzerland)
175,000	2.400	05/17/22	171,462
220,000	4.400	05/06/44	240,157
Novartis Securities Investment Ltd. (Switzerland)
475,000	5.125	02/10/19	486,277

			1,100,012

Energy – 2.1%
BP Capital Markets PLC (United Kingdom)
200,000	2.237	05/10/19	199,587
580,000	3.561	11/01/21	590,921
20,000	2.500	11/06/22	19,427
20,000	3.535	11/04/24	20,120
Shell International Finance BV (Netherlands)
60,000	1.375	05/10/19	59,187
100,000	1.375	09/12/19	98,297
425,000	1.750	09/12/21	407,336
280,000	3.250	05/11/25	276,753
260,000	6.375	12/15/38	343,136
100,000	4.550	08/12/43	107,258
190,000	4.375	05/11/45	200,167
160,000	4.000	05/10/46	158,434
Total Capital International SA (France)
250,000	3.700	01/15/24	255,385

			2,736,008

Foreign Corporate Debt – (continued)
Financial Co. – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Netherlands)
350,000	5.000	10/01/21	367,150

Food and Beverage – 2.3%
Anheuser-Busch InBev Finance, Inc. (Belgium)
406,000	1.900	02/01/19	404,125
380,000	3.300	02/01/23	379,933
600,000	3.650	02/01/26	595,389
420,000	4.700	02/01/36	442,588
485,000	4.900	02/01/46	519,896
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
400,000	7.750	01/15/19	416,050
182,000	3.750	07/15/42	166,012
140,000	4.439	10/06/48	140,270

			3,064,263

Internet Software & Services – 0.2%
Alibaba Group Holding Ltd. (China)
236,000	4.200	12/06/47	225,434

Metals & Mining – 0.5%
Barrick North America Finance LLC (Canada)
120,000	5.750	05/01/43	143,399
BHP Billiton Finance USA Ltd. (Australia)
190,000	5.000	09/30/43	221,481
Southern Copper Corp. (Peru)
100,000	7.500	07/27/35	131,285
140,000	5.875	04/23/45	160,664

			656,829

Mining – 0.8%
Barrick North America Finance LLC (Canada)
70,000	5.700	05/30/41	81,990
Vale Overseas Ltd. (Brazil)
515,000	5.875	06/10/21	551,694
50,000	4.375	01/11/22	51,250
180,000	6.250	08/10/26	203,400
200,000	6.875	11/21/36	241,000

			1,129,334

Oil Company-Exploration & Production – 0.2%
Nexen Energy ULC (China)
250,000	6.400	05/15/37	309,396

Oil, Gas & Consumable Fuels – 1.9%
Canadian Natural Resources Ltd. (Canada)
290,000	3.850	06/01/27	284,609
Cenovus Energy, Inc. (Canada)
200,000	4.250	04/15/27	196,000
50,000	6.750	11/15/39	57,750
Ecopetrol SA (Colombia)
320,000	5.875	09/18/23	347,600
205,000	5.375	06/26/26	216,403
Enbridge, Inc. (Canada)
150,000	4.250	12/01/26	151,491
50,000	5.500	12/01/46	56,670
Statoil ASA (Norway)
430,000	3.150	01/23/22	430,484

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Corporate Debt – (continued)
Oil, Gas & Consumable Fuels – (continued)
Suncor Energy, Inc. (Canada)
$215,000	3.600%	12/01/24	$214,338
190,000	6.500	06/15/38	245,476
TransCanada PipeLines Ltd. (Canada)
270,000	7.625	01/15/39	385,580

			2,586,401

Pharmaceuticals – 0.3%
AstraZeneca PLC (United Kingdom)
105,000	3.375	11/16/25	103,260
60,000	3.125	06/12/27	57,662
200,000	6.450	09/15/37	256,961

			417,883

Wireless Telecommunication Services – 0.3%
America Movil SAB de CV (Mexico)
200,000	3.125	07/16/22	198,312
150,000	6.125	03/30/40	182,371

			380,683

Wirelines – 1.3%
British Telecommunications PLC (United Kingdom)
150,000	9.125	12/15/30	218,861
Deutsche Telekom International Finance BV (Germany)
268,000	8.750	06/15/30	382,686
Telefonica Emisiones SAU (Spain)
814,000	5.134	04/27/20	849,175
15,000	7.045	06/20/36	19,126
230,000	5.213	03/08/47	242,806

			1,712,654

TOTAL FOREIGN CORPORATE DEBT
(Cost $28,707,057)			28,101,140

Principal Amount	Interest Rate	Value
Investment Company – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
$ 409,630	1.262%	$409,630
(Cost $409,630)

TOTAL INVESTMENTS – 99.3%
(Cost $134,066,328)		$130,859,750

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		893,653

NET ASSETS – 100.0%		$131,753,403

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,956,735 which represents approximately 1.5% of the Fund’s net assets as of February 28, 2018.
(b)	Less than 0.05%.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS ETFS

Statements of Assets and Liabilities

February 28, 2018 (Unaudited)

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
Assets:
Investments at value (cost $51,440,882 and $133,656,698, respectively)	$50,672,229	$130,450,120
Investments in Affiliated Underlying Fund, at value (cost $572,983 and $409,630, respectively)	572,983	409,630
Cash	116,546	63,490
Receivables:
Fund shares sold	9,838,050	9,759,511
Investments sold	9,166,483	6,785,773
Interest	849,088	1,281,808
Reimbursement from advisor	35	60
Total assets	71,215,414	148,750,392

Liabilities:
Payables:
Fund shares redeemed	9,855,969	7,327,422
Investments purchased	9,726,389	9,653,530
Management fees	13,425	16,037
Total liabilities	19,595,783	16,996,989

Net Assets:
Paid-in capital	52,289,333	135,910,838
Undistributed net investment income	195,573	354,004
Accumulated net realized loss	(96,622)	(1,304,861)
Net unrealized loss	(768,653)	(3,206,578)
NET ASSETS	$51,619,631	$131,753,403
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	1,050,000	2,700,000
Net asset value per share:	$49.16	$48.80

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ETFS

Statements of Operations

For the Period Ended February 28, 2018 (Unaudited)

	Access High Yield Corporate Bond ETF(a)	Access Investment Grade Corporate Bond ETF
Investment income:
Interest	$1,248,970	$2,553,941
Dividends from Affiliated Underlying Fund	1,609	2,971
Total investment income	1,250,579	2,556,912

Expenses:
Management fees	82,281	108,786
Trustee fees	4,168	8,447
Total expenses	86,449	117,233
Less — expense reductions	(246)	(465)
Net expenses	86,203	116,768
NET INVESTMENT INCOME	1,164,376	2,440,144

Realized and unrealized gain (loss):
Net realized loss from:
Investments unaffiliated	(43,991)	(261,869)
In-kind redemptions	(52,631)	(1,040,872)
Net change in unrealized loss:
Investments unaffiliated	(768,653)	(3,818,031)
Net realized and unrealized loss	(865,275)	(5,120,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$299,101	$(2,680,628)

(a)	For the period September 5, 2017 (commencement of operations) through February 28, 2018.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
	For the Period September 5, 2017(1) to February 28, 2018 (Unaudited)	Six Months Ended February 28, 2018 (Unaudited)	For the Period June 6, 2017(1) to August 31, 2017
From operations:
Net investment income	$1,164,376	$2,440,144	$500,580
Net realized gain (loss)	(96,622)	(1,302,741)	45,766
Net change in unrealized gain (loss)	(768,653)	(3,818,031)	611,453
Net increase (decrease) in net assets resulting from operations	299,101	(2,680,628)	1,157,799

Distributions to shareholders:
From net investment income	(968,803)	(2,351,859)	(234,861)
Total distributions to shareholders	(968,803)	(2,351,859)	(234,861)

From share transactions:
Proceeds from sales of shares	99,730,027	57,319,868	200,212,160
Cost of shares redeemed	(47,440,694)	(101,530,735)	(20,138,341)
Net increase (decrease) in net assets resulting from share transactions	52,289,333	(44,210,867)	180,073,819
TOTAL INCREASE (DECREASE)	51,619,631	(49,243,354)	180,996,757

Net assets:
Beginning of period	$—	$180,996,757	$—
End of period	$51,619,631	$131,753,403	$180,996,757
Undistributed net investment income	$195,573	$354,004	$265,719

(1)	Commencement of operations.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Access High Yield Corporate Bond ETF
	For the Period September 5, 2017* to February 28, 2018 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$49.92
Net investment income(a)	1.11
Net realized and unrealized loss	(0.95)
Total gain from investment operations	0.16
Distributions to shareholders from net investment income	(0.92)
Net asset value, end of period	$49.16
Market price, end of period	$48.95
Total Return at Net Asset Value(b)	0.35%
Net assets, end of period (in 000’s)	$51,620
Ratio of net expenses to average net assets	0.34	%(c)
Ratio of total expenses to average net assets	0.34	%(c)
Ratio of net investment income to average net assets	4.58	%(c)
Portfolio turnover rate(d)	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		For the Period June 6, 2017* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$50.28		$49.90
Net investment income(a)	0.72		0.32
Net realized and unrealized gain (loss)	(1.52)		0.27
Total gain (loss) from investment operations	(0.80)		0.59
Distributions to shareholders from net investment income	(0.68)		(0.21)
Net asset value, end of period	$48.80		$50.28
Market price, end of period	$48.64		$50.24
Total Return at Net Asset Value(b)	(1.59)%		1.19%
Net assets, end of period (in 000’s)	$131,753		$180,997
Ratio of net expenses to average net assets	0.14	%(c)	0.13	%(c)
Ratio of total expenses to average net assets	0.14	%(c)	0.14	%(c)
Ratio of net investment income to average net assets	2.91	%(c)	2.65	%(c)
Portfolio turnover rate(d)	13%		0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

February 28, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate ETF (“Access Investment Grade Corporate ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are generally issued for cash and redeemed principally in-kind for a basket of securities and a remaining cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are

35

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At February 28, 2018 the Funds did not hold any Level 3 securities.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2018:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$47,105,569	$—
Foreign Corporate Debt	—	3,566,660	—
Investment Company	572,983	—	—
Total	$572,983	$50,672,229	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$102,348,980	$—
Foreign Corporate Debt	—	28,101,140	—
Investment Company	409,630	—	—
Total	$409,630	$130,450,120	$—

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2018, contractual and effective net unitary management fee rates with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Investment Grade Corporate Bond ETF	0.14	0.14

*	Effective Net Unitary Management Fee includes the impact of management fee waivers of affiliated underlying funds.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended February 28, 2018, GSAM waived $246 and $465 of the Funds’ management fee for the Access High Yield Corporate Bond ETF and Access Investment Grade Corporate Bond ETF, respectively.

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund for the six months ended February 28, 2018:

Fund	Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2018	Shares as of February 28, 2018	Dividend Income
Access High Yield Corporate Bond ETF*	$—	$4,326,807	$(3,753,824)	$572,983	572,983	$1,609
Access Investment Grade Corporate Bond ETF	183,870	5,702,245	(5,476,485)	409,630	409,630	2,971

*	The Fund commenced operations on September 5, 2017.

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GOLDMAN SACHS ETF TRUST

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be directly purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access High Yield Corporate Bond ETF		Access Investment Grade Corporate Bond ETF
	For the Period September 5, 2017 (commencement of operations) through February 28, 2018		For the Six Months Ended February 28, 2018		For the Period from June 6, 2017 (commencement of operations) through August 31, 2017

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,000,000	$99,730,027	1,150,000	$57,313,252	4,000,001	$200,195,265
Shares Redeemed	(950,000)	(47,336,742)	(2,050,000)	(101,523,952)	(400,001)	(20,110,802)
NET INCREASE (DECREASE) IN SHARES	1,050,000	$52,393,285	(900,000)	$(44,210,700)	3,600,000	$180,084,463

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$103,219,568	$4,965,874
Access Investment Grade Corporate Bond ETF	71,514,722	21,200,061

The proceeds from in-kind creation and redemption transactions for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$266,996	$46,733,280
Access Investment Grade Corporate Bond ETF	355,419	93,247,193

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GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

7. TAX INFORMATION

As of August 31, 2017, the Access Investment Grade Corporate Bond ETF latest fiscal year end, capital loss carryforwards on a tax-basis were as follows:

Access Investment Grade Corporate Bond ETF
Capital loss carryforwards:
Perpetual Short Term	$(2,120)

As of February 28, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
Tax Cost	$52,013,865	$134,066,328
Gross unrealized gain	186,798	69,129
Gross unrealized loss	(1,528,434)	(3,685,337)
Net unrealized gains (losses) on securities	$ (1,341,636)	$ (3,616,208)

There is no difference between GAAP-basis and tax-basis unrealized gains (losses).

GSAM has reviewed the Access Investment Grade Corporate Bond ETF tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ portfolio’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does

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GOLDMAN SACHS ETF TRUST

8. OTHER RISKS (continued)

not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data.

Each Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on September 5, 2017. At a meeting held on May 16-17, 2017 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Trust’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory, services that would be provided to the Fund by the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would be providing services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing portfolios that invest in fixed income securities. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies.

Costs of Services to be Provided and Profitability

The Trustees considered the unitary fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees considered that the Fund would pay a single fee to the Investment Adviser and the Investment Adviser would then pay all of the Fund’s ordinary operating expenses, including transfer agency, custody, administration, legal, and audit fees. They noted that license fees would be payable by the Investment Adviser to Citigroup Index LLC for the use of the index. They compared the Fund’s management fee and projected expense ratio to similar information for comparable ETFs advised by other, unaffiliated, investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s expense ratios were prepared by a third-party provider of mutual fund and ETF data (the “Outside Data Provider”). The Trustees concluded that this information was useful in evaluating the reasonableness of the fees to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund will not have fee breakpoints. They considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

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GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives (or is expected to receive) certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement for the Fund, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable. The Trustees concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for a two-year period.

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GOLDMAN SACHS ETF TRUST

Fund Expenses — For the Period Ended 2/28/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2017 and held for the entire period ended February 28, 2018, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF*				Access Investment Grade Corporate Bond ETF
	Beginning Account Value 9/5/17	Ending Account Value 2/28/18		Expenses Paid**	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid**
Actual based on NAV	$1,000	$1,003.50		$1.65	$1,000	$984.10		$0.69
Hypothetical 5% return	$1,000	$1,022.60	+	$1.67	$1,000	$1,024.10	+	$0.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on September 5, 2017. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 177/365, which represents a period of 177 days of a 365 day year (to reflect the Fund’s commencement of operations).

**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended February 28, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Investment Grade Corporate Bond ETF	0.14%

45

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs TreasuryAccess 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

Goldman Sachs Access High Yield Corporate Bond ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Citi Goldman Sachs High Yield Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Citi Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Funds are recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2018 Goldman Sachs. All rights reserved. 126645-OTU-745989 AIGAHYCPBNDETFSAR-18/GST649/280

Goldman Sachs Funds

Semi-Annual Report	February 28, 2018

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF
ActiveBeta® U.S. Small Cap Equity ETF

ActiveBeta is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each

1

INVESTMENT PROCESS

Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

At the end of the Reporting Period, i.e., the six months ended February 28, 2018, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

2

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 10.29% based on net asset value (“NAV”) and 9.32% based on market price. The Index returned 10.46%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 10.58% during the same period.

The Fund had an NAV of $33.73 per share on August 31, 2017 and ended the Reporting Period with an NAV of $36.71 per share. The Fund’s market price on February 28, 2018 was $36.40 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index, and overweights and underweights relative to the MSCI Emerging Markets Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector, country or stock.

During the Reporting Period, the Fund posted solid double-digit absolute gains that closely tracked the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Quality and Value contributed positively to relative results, while Low Volatility and Momentum detracted during the Reporting Period. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, industrials and health care sectors contributed most positively to the Fund’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the information technology, energy and financials sectors detracted most from the Fund’s results relative to the MSCI Emerging Markets Index.

3

PORTFOLIO RESULTS

From a country perspective, Index constituents in China, Mexico and Russia contributed most positively to the Fund’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, Index constituents in South Korea, India and South Africa detracted the most from the Fund’s results relative to the MSCI Emerging Markets Index.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in Hong Kong-based pharmaceuticals company Sino Biopharmaceutical and having no exposure to Russian supermarket chain Magnit and Mexican media company Grupo Televisa contributed most positively (0.58%, 0.00%[1] and 0.00%[1] of Fund net assets as of February 28, 2018, respectively). Sino Biopharmaceutical posted a triple-digit gain within the Index during the Reporting Period, while Magnit and Grupo Televisa, having no exposure within the Index, each posted a flat return within the Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in Indian computer software developer Vakrangee and underweight positions in South Africa media company Naspers and Brazilian energy company Petroleo Brasileiro detracted most (0.08%, 1.37% and 0.32% of Fund net assets as of February 28, 2018, respectively). Vakrangee posted a double-digit decline within the Index during the Reporting Period, while Naspers and Petroleo Brasileiro each generated a robust double-digit gain within the Index during the Reporting Period.

[1]	Some weights are 0.00% at February 28, 2018 because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI Emerging Markets Index
Information	26.26%	27.49%	27.38%
Technology
Financials	21.64	21.95	24.27
Consumer Staples	10.78	10.67	6.30
Consumer
Discretionary	10.33	10.19	9.86
Energy	7.04	7.15	7.20
Materials	5.70	5.38	7.46
Telecommunication Services	5.40	5.74	4.58
Utilities	3.34	2.57	2.33
Industrials	3.33	2.92	5.18
Health Care	3.28	3.65	2.76
Real Estate	2.01	2.29	2.67

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Index	MSCI Emerging Markets Index
China	32.01%	31.69%	30.30%
Korea	15.78	16.02	14.45
Taiwan	10.64	10.89	11.39
Brazil	8.02	7.95	7.49
India	8.01	8.65	8.17
South Africa	6.06	5.57	7.08
Russia	3.84	3.64	3.67
Indonesia	2.11	2.24	2.17
Mexico	2.10	2.12	2.84
Thailand	1.85	1.81	2.44
Malaysia	1.78	1.73	2.42
Poland	1.56	1.72	1.27
Chile	1.54	1.71	1.25
Turkey	1.06	0.96	1.07
Colombia	0.44	0.45	0.41
Egypt	0.42	0.48	0.11
Qatar	0.39	0.39	0.52
Hungary	0.35	0.48	0.32
Peru	0.26	0.21	0.39
Philippines	0.25	0.34	1.03
United Arab Emirates	0.25	0.54	0.62
Greece	0.22	0.22	0.33
Czech Republic	0.16	0.17	0.18
Pakistan	0.00	0.00	0.08

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$36.40
Net Asset Value (NAV)[1]	$36.71

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® EME Index[3]	MSCI EM Index[4]
Shares	10.29%	9.32%	10.46%	10.58%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”) is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	35.58%	19.09%	9/25/15
Shares (based on Market Price)	36.43	19.31	9/25/15

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before expense limitation)
Shares	0.45%	0.53%

[6]	The expense ratios of the Fund, both current (net of any expense limitation) and before expense limitation (gross of any expense limitation) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s expense limitation will remain in effect permanently and the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.2%	Information Technology	China
Samsung Electronics Co. Ltd.	4.0	Information Technology	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5	Information Technology	Taiwan
Alibaba Group Holding Ltd. ADR	3.2	Information Technology	China
China Construction Bank Corp., Class H	1.4	Financials	China
Naspers Ltd., Class N	1.4	Consumer Discretionary	South Africa
Industrial & Commercial Bank of China Ltd., Class H	1.1	Financials	China
Baidu, Inc. ADR	1.1	Information Technology	China
Ping An Insurance Group Co. of China Ltd., Class H	1.0	Financials	China
China Mobile Ltd.	1.0	Telecommunication Services	China

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

8

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 4.87% based on net asset value (“NAV”) and 4.61% based on market price. The Index returned 4.98%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 4.75% during the same period.

The Fund had an NAV of $30.39 per share on August 31, 2017 and ended the Reporting Period with an NAV of $31.59 per share. The Fund’s market price on February 28, 2018 was $31.67 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index, and overweights and underweights relative to the MSCI Europe Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector, country or stock.

During the Reporting Period, the Fund posted positive absolute returns and outperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Value contributed positively, while Momentum, Quality and Low Volatility detracted from relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer staples, materials and industrials sectors contributed most positively to the Fund’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the energy, consumer discretionary and health care sectors detracted most from the Fund’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in the U.K., Denmark and the Netherlands contributed most positively to the Fund’s results relative to the MSCI Europe Index. Conversely, Index constituents in France, Finland and Spain

9

PORTFOLIO RESULTS

detracted the most from the Fund’s results relative to the MSCI Europe Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in U.K. industrials company Royal Mail, U.K. automobile manufacturer Fiat Chrysler Automobiles and U.K. investment management services provider Hargreaves Lansdown contributed most positively (0.74%, 0.67% and 0.65% of Fund net assets as of February 28, 2018, respectively). Each of these holdings posted a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Europe Index, underweight positions in Netherlands-based integrated energy company Royal Dutch Shell and French aerospace and defense company Airbus and an overweight position in French digital services provider Atos detracted most (0.91%, 0.31% and 0.78% of Fund net assets as of February 28, 2018, respectively). Royal Dutch Shell and Airbus each generated a robust double-digit gain within the Index during the Reporting Period, while Atos posted a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI Europe Index
Financials	18.24%	18.04%	21.83%
Industrials	15.05	15.19	13.23
Consumer Discretionary	13.97	13.91	10.83
Consumer Staples	13.90	14.08	13.03
Health Care	12.92	12.80	11.86
Materials	7.89	8.40	8.54
Information Technology	6.34	6.58	5.09
Energy	4.57	4.28	7.24
Utilities	2.84	2.90	3.42
Telecommunication Services	2.65	2.62	3.65
Real Estate	1.40	1.20	1.29

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

Q	What was the Fund’s country positioning relative to the Index and reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI Europe Index
UK	25.82%	26.34%	27.04%
France	19.51	19.23	17.23
Germany	14.59	14.75	15.39
Switzerland	12.09	12.14	12.49
Netherlands	5.82	5.66	5.72
Spain	4.77	4.75	5.11
Italy	4.58	4.41	3.90
Sweden	4.01	4.05	4.30
Denmark	3.07	3.25	2.91
Belgium	1.35	1.36	1.78
Finland	1.34	1.29	1.62
Norway	1.20	1.04	1.09
Austria	0.72	0.72	0.43
Ireland	0.51	0.57	0.74
Portugal	0.40	0.43	0.24

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$31.67
Net Asset Value (NAV)[1]	$31.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Europe Index[3]	MSCI Europe Index[4]
Shares	4.87%	4.61%	4.98%	4.75%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	26.55%	16.96%	3/2/16
Shares (based on Market Price)	26.97	17.09	3/2/16

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	2.2%	Consumer Staples	Switzerland
Novartis AG	1.6	Health Care	Switzerland
Roche Holding AG	1.6	Health Care	Switzerland
HSBC Holdings PLC	1.5	Financials	United Kingdom
Novo Nordisk A/S, Class B	1.1	Health Care	Denmark
British American Tobacco PLC	1.0	Consumer Staples	United Kingdom
SAP SE	1.0	Information Technology	Germany
TOTAL SA	1.0	Energy	France
Bayer AG	0.9	Health Care	Germany
Royal Dutch Shell PLC, Class A	0.9	Energy	Netherlands

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

13

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.03% based on net asset value (“NAV”) and 6.33% based on market price. The Index returned 7.14%, and the MSCI World ex USA Index (net, unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 6.60% during the same period.

The Fund had an NAV of $28.38 per share on August 31, 2017 and ended the Reporting Period with an NAV of $30.04 per share. The Fund’s market price on February 28, 2018 was $30.00 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index, and overweights and underweights relative to the MSCI World ex USA Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector, country or stock.

During the Reporting Period, the Fund posted positive absolute returns and outperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Value, Momentum and Quality contributed positively to the Fund’s relative results, while Low Volatility detracted from the Fund’s relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer staples, materials and health care sectors contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the consumer discretionary, energy and financials sectors detracted the most from the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

14

PORTFOLIO RESULTS

From a country perspective, Index constituents in the U.K., Canada and Australia contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, Index constituents in France, Japan and Germany detracted the most from the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in U.K. industrials company Royal Mail, Japanese cosmetics company Kose and Japanese cosmetics and toiletry products manufacturer Shiseido contributed most positively (0.36%, 0.34% and 0.44% of Fund net assets as of February 28, 2018, respectively). Each of these holdings generated a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, an overweight position in French digital services provider Atos and underweight positions in Netherlands-based integrated energy company Royal Dutch Shell and Japanese automobile manufacturer Toyota Motor detracted most (0.56%, 0.44% and 0.42% of Fund net assets as of February 28, 2018, respectively). Atos posted a double-digit decline within the Index during the Reporting Period, while Royal Dutch Shell and Toyota Motor each posted a double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI World ex USA Index
Financials	19.76%	19.72%	23.41%
Consumer Discretionary	14.89	14.76	12.01
Industrials	13.93	13.92	14.13
Consumer Staples	13.68	13.78	10.14
Health Care	10.29	10.40	9.21
Information Technology	8.20	8.27	6.40
Materials	7.15	7.42	8.43
Energy	3.42	3.24	6.38
Real Estate	3.13	3.03	3.22
Telecommunication Services	2.72	2.78	3.69
Utilities	2.61	2.67	2.97

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

15

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Index	MSCI World ex USA Index
Japan	22.71%	22.80%	22.73%
UK	14.02	14.30	15.59
France	11.03	10.93	9.94
Canada	8.30	8.30	8.18
Germany	8.12	8.30	8.87
Switzerland	6.95	6.94	7.20
Australia	6.20	6.14	6.29
Hong Kong	3.56	3.53	3.32
Netherlands	3.27	3.27	3.30
Spain	2.81	2.84	2.95
Italy	2.72	2.61	2.25
Sweden	2.46	2.45	2.48
Denmark	1.92	1.99	1.68
Singapore	1.72	1.55	1.23
Israel	0.94	1.09	0.43
Finland	0.75	0.77	0.94
Belgium	0.69	0.62	1.03
Norway	0.59	0.57	0.63
Austria	0.41	0.40	0.25
Ireland	0.29	0.29	0.43
Portugal	0.21	0.24	0.14
New Zealand	0.12	0.08	0.15

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

16

FUND BASICS

ActiveBeta® International Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$30.00
Net Asset Value (NAV)[1]	$30.04

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Intl Equity Index[3]	MSCI World ex USA Index[4]
Shares	7.03%	6.33%	7.14%	6.60%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® International Equity Index (the “Index”) is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

17

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	25.73%	11.54%	11/6/15
Shares (based on Market Price)	26.21	11.69	11/6/15

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	1.3%	Consumer Staples	Switzerland
Novartis AG	0.9	Health Care	Switzerland
Roche Holding AG	0.9	Health Care	Switzerland
HSBC Holdings PLC	0.8	Financials	United Kingdom
Royal Bank of Canada	0.6	Financials	Canada
Atos SE	0.6	Information Technology	France
Novo Nordisk A/S, Class B	0.6	Health Care	Denmark
Allianz SE	0.5	Financials	Germany
Commonwealth Bank of Australia	0.5	Financials	Australia
Sanofi	0.5	Health Care	France

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

19

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 13.44% based on net asset value (“NAV”) and 12.38% based on market price. The Index returned 13.37%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 13.94% during the same period.

The Fund had an NAV of $30.71 per share on August 31, 2017 and ended the Reporting Period with an NAV of $34.48 per share. The Fund’s market price on February 28, 2018 was $34.25 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index, and overweights and underweights relative to the MSCI Japan Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector or stock.

During the Reporting Period, the Fund posted solid double-digit absolute gains that closely tracked the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Momentum and Quality contributed positively to the Fund’s results relative to the MSCI Japan Index, while Low Volatility and Value detracted from relative results during the Reporting Period. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the materials, telecommunication services, consumer staples, energy and industrials sectors contributed most positively to the Fund’s results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the consumer discretionary, utilities and health care sectors detracted most from the Fund’s results relative to the MSCI Japan Index during the Reporting Period.

20

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, an overweight position in materials company Kobe Steel and underweight positions in Internet e-commerce, finance and other services provider Rakuten and telecommunications company KDDI contributed most positively (0.65%, 0.05% and 0.87% of Fund net assets as of February 28, 2018, respectively). Kobe Steel posted a double-digit gain within the Index during the Reporting Period, while Rakuten and KDDI each generated a negative return within the Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in utilities companies Kansai Electric Power and Tokyo Electric Power and an underweight position in video game hardware and software manufacturer Nintendo detracted most (0.74%, 0.71% and 0.97% of Fund net assets as of February 28, 2018, respectively). Kansai Electric Power and Tokyo Electric Power each generated a decline within the Index during the Reporting Period, while Nintendo posted a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	MSCI Japan Index
Consumer Discretionary	20.45%	20.11%	20.45%
Industrials	19.49	19.19	21.44
Information Technology	14.84	14.55	12.98
Consumer Staples	10.51	10.50	7.56
Financials	9.48	9.99	12.44
Health Care	8.03	8.19	7.36
Materials	5.17	5.59	6.38
Telecommunication Services	3.74	3.92	4.86
Real Estate	3.51	3.55	3.88
Utilities	2.86	2.81	1.62
Energy	1.70	1.62	1.03

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

21

FUND BASICS

ActiveBeta® Japan Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$34.25
Net Asset Value (NAV)[1]	$34.48

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Japan Index[3]	MSCI World Japan Index[4]
Shares	13.44%	12.38%	13.37%	13.94%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization Japan issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	24.52%	18.10%	3/2/16
Shares (based on Market Price)	25.50	18.30	3/2/16

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.25%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Toyota Motor Corp.	3.9%	Consumer Discretionary	Japan
Mitsubishi UFJ Financial Group, Inc.	1.8	Financials	Japan
Honda Motor Co. Ltd.	1.7	Consumer Discretionary	Japan
Sony Corp.	1.4	Consumer Discretionary	Japan
Sumitomo Mitsui Financial Group, Inc.	1.4	Financials	Japan
Keyence Corp.	1.3	Information Technology	Japan
Mitsubishi Corp.	1.3	Industrials	Japan
SoftBank Group Corp.	1.3	Telecommunication Services	Japan
Hitachi Ltd.	1.1	Information Technology	Japan
Canon, Inc.	1.1	Information Technology	Japan

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

24

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 12.12% based on net asset value (“NAV”) and 12.14% based on market price. The Index returned 12.20%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 10.84% during the same period.

The Fund had an NAV of $49.16 on August 31, 2017 and ended the Reporting Period with an NAV of $54.59 per share. The Fund’s market price on February 28, 2018 was $54.59 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index, and overweights and underweights relative to the S&P 500 Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector or stock.

During the Reporting Period, the Fund posted solid double-digit absolute gains and outperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Quality, Value and Momentum contributed positive to relative returns, while Low Volatility detracted. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, health care and consumer discretionary sectors contributed most positively to the Fund’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the utilities, financials and information technology sectors, which detracted.

25

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in diversified conglomerate General Electric, biopharmaceutical company Celgene and specialty pharmaceutical manufacturer Allergan contributed most positively (0.21%, 0.18% and 0.15% of Fund net assets as of February 28, 2018, respectively). Each of these holdings posted a double-digit decline within the Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in e-commerce retailing giant Amazon.com, pharmaceutical products developer AbbVie and technology hardware manufacturer Cisco Systems detracted most (2.00%, 0.53% and 0.63% of Fund net assets as of February 28, 2018, respectively). Each of these companies generated a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Index	S&P 500 Index
Information Technology	25.87%	25.95%	25.15%
Health Care	14.43	14.47	13.78
Consumer Discretionary	14.09	14.13	12.68
Financials	12.74	12.78	15.03
Industrials	10.23	10.26	10.23
Consumer Staples	9.79	9.82	7.55
Utilities	3.25	3.26	2.68
Energy	3.06	3.07	5.51
Materials	2.55	2.56	2.90
Real Estate	2.21	2.21	2.60
Telecommunication Services	1.49	1.49	1.88

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s.

26

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$54.59
Net Asset Value (NAV)[1]	$54.59

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® LC Index[3]	S&P 500 Index[4]
Shares	12.12%	12.14%	12.20%	10.84%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times.

[3]	The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low dgree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

27

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	22.49%	14.44%	9/17/15
Shares (based on Market Price)	22.49	14.49	9/17/15

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.09%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Apple, Inc.	3.1%	Information Technology	United States
Microsoft Corp.	2.6	Information Technology	United States
Amazon.com, Inc.	2.0	Consumer Discretionary	United States
Facebook, Inc., Class A	1.5	Information Technology	United States
JPMorgan Chase & Co.	1.5	Financials	United States
Johnson & Johnson	1.3	Health Care	United States
Alphabet, Inc., Class C	1.1	Information Technology	United States
Alphabet, Inc., Class A	1.1	Information Technology	United States
Bank of America Corp.	1.0	Financials	United States
Home Depot, Inc. (The)	1.0	Consumer Discretionary	United States

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

28

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

29

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.73% based on net asset value (“NAV”) and 10.36% based on market price. The Index returned 7.87%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 8.30% during the same period.

The Fund had an NAV of $39.65 on August 31, 2017 and ended the Reporting Period with an NAV of $42.40 per share. The Fund’s market price on February 28, 2018 was $42.67 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compared the performance of the Fund to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index, and overweights and underweights relative to the Russell 2000® Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector or stock.

During the Reporting Period, the Fund posted positive absolute returns but modestly underperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Momentum and Quality contributed positively to relative returns, while Low Volatility and Value detracted. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the health care, information technology and energy sectors detracted the most from the Fund’s results relative to the Russell 2000® Index. Partially offsetting these detractors were Index constituents in the real estate, industrials and materials sectors, which contributed positively to the Fund’s results relative to the Russell 2000® Index during the Reporting Period.

30

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in clinical-stage biopharmaceutical company Nektar Therapeutics, online and mobile platform for restaurant pick-up and delivery operator GrubHub and biotechnological products and services provider Bluebird Bio detracted most (0.22%, 0.15% and 0.19% of Fund net assets as of February 28, 2018, respectively). Each of these companies posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, overweight positions in mortgage insurer NMI Holdings and cancer diagnostic technology developer Foundation Medicine and an underweight position in Internet financial services provider LendingClub contributed most positively (0.21%, 0.16% and 0.00%[1] of Fund net assets as of February 28, 2018, respectively). NMI Holdings posted a robust double-digit gain within the Index during the Reporting Period. Foundation Medicine generated a triple-digit positive return within the Index during the Reporting Period, and LendingClub posted a modest negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

[1]	Some weights are 0.00% at February 28, 2018 because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 2000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	Russell 2000® Index
Financials	21.41%	22.26%	18.03%
Information Technology	17.22	17.34	17.66
Industrials	14.56	14.57	15.11
Health Care	13.43	13.40	16.43
Consumer Discretionary	12.76	12.83	12.24
Real Estate	6.08	6.10	5.88
Materials	4.30	4.29	4.66
Utilities	3.60	3.59	3.21
Consumer Staples	2.64	2.64	2.53
Energy	2.28	2.28	3.57
Telecommunication Services	0.70	0.70	0.68

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

[3]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments.

31

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$42.67
Net Asset Value (NAV)[1]	$42.40

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® SC Index[3]	Russell 2000® Index[4]
Shares	7.73%	10.36%	7.87%	8.30%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”) is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIO[5]
Expense Ratio
Shares	0.20%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[6]
Holding	% of Net Assets	Line of Business	Country
iShares Russell 2000 ETF	0.6%	Exchange Traded Fund	United States
Aspen Technology, Inc.	0.3	Information Technology	United States
MKS Instruments, Inc.	0.3	Information Technology	United States
Trex Co., Inc.	0.3	Industrials	United States
Primerica, Inc.	0.3	Financials	United States
Vonage Holdings Corp.	0.3	Telecommunication Services	United States
Cimpress NV	0.3	Industrials	Netherlands
Evercore, Inc., Class A	0.2	Financials	United States
Chemed Corp.	0.2	Health Care	United States
RingCentral, Inc., Class A	0.2	Information Technology	United States

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

33

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of February 28, 2018

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange-traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 5.4% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

34

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%
Brazil – 5.4%
1,449,669	Ambev SA (Consumer Staples)	$9,816,920
330,045	B3 SA – Brasil Bolsa Balcao (Financials)	2,602,771
375,161	Banco Bradesco SA (Financials)	4,253,076
354,683	Banco do Brasil SA (Financials)	4,563,524
563,958	BB Seguridade Participacoes SA (Financials)	5,051,536
219,106	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	2,539,235
183,931	Cosan SA Industria e Comercio (Energy)	2,455,433
476,038	EDP – Energias do Brasil SA (Utilities)	1,948,844
209,250	Engie Brasil Energia SA (Utilities)	2,521,628
136,068	Equatorial Energia SA (Utilities)	2,998,836
127,321	Fibria Celulose SA (Materials)	2,416,895
226,742	Hypera SA (Health Care)	2,409,275
756,576	JBS SA (Consumer Staples)	2,307,862
325,891	Localiza Rent a Car SA (Industrials)	2,602,113
673,314	Lojas Renner SA (Consumer Discretionary)	7,154,382
182,201	M Dias Branco SA (Consumer Staples)	3,355,471
258,831	Natura Cosmeticos SA (Consumer Staples)	2,735,104
861,878	Odontoprev SA (Health Care)	4,061,671
806,933	Petroleo Brasileiro SA (Energy)*	5,750,057
253,530	Porto Seguro SA (Financials)	3,573,417
241,578	Raia Drogasil SA (Consumer Staples)	5,780,769
379,301	Sul America SA (Financials)	2,492,675
429,564	TIM Participacoes SA (Telecommunication Services)	1,864,364
286,446	Transmissora Alianca de Energia Eletrica SA (Utilities)	1,807,508
153,231	Ultrapar Participacoes SA (Energy)	3,553,497
593,139	Vale SA (Materials)	8,224,982

		98,841,845

Chile – 1.4%
24,550	Banco de Chile ADR (Financials)	2,500,663
40,078,948	Banco Santander Chile (Financials)	3,290,993
753,268	Cencosud SA (Consumer Staples)	2,291,205
247,755	Cia Cervecerias Unidas SA (Consumer Staples)	3,494,701
185,773	Empresas COPEC SA (Energy)	3,002,633
12,682,767	Enel Americas SA (Utilities)	2,928,466
169,414	Latam Airlines Group SA ADR (Industrials)(a)	2,754,672
246,247	SACI Falabella (Consumer Discretionary)	2,492,160
55,382	Sociedad Quimica y Minera de Chile SA ADR (Materials)(a)	2,763,562

		25,519,055

Common Stocks – (continued)
China – 30.2%
29,233	58.com, Inc. ADR (Information Technology)*	2,203,291
254,393	AAC Technologies Holdings, Inc. (Information Technology)	5,068,160
1,185,114	Agile Group Holdings Ltd. (Real Estate)	2,044,527
14,303,812	Agricultural Bank of China Ltd., Class H (Financials)	7,951,335
319,796	Alibaba Group Holding Ltd. ADR (Information Technology)*	59,526,827
757,181	ANTA Sports Products Ltd. (Consumer Discretionary)	3,754,313
38,032	Autohome, Inc. ADR (Information Technology)	2,974,483
78,374	Baidu, Inc. ADR (Information Technology)*	19,776,895
24,115,195	Bank of China Ltd., Class H (Financials)	13,158,842
5,122,600	Bank of Communications Co. Ltd., Class H (Financials)	4,111,015
785,903	BYD Electronic International Co. Ltd. (Information Technology)	1,948,362
9,659,378	CGN Power Co. Ltd., Class H (Utilities)(b)	2,604,537
7,965,342	China Cinda Asset Management Co. Ltd., Class H (Financials)	2,992,614
5,666,706	China CITIC Bank Corp Ltd., Class H (Financials)	4,134,907
1,866,099	China Communications Construction Co. Ltd., Class H (Industrials)	2,088,997
5,951,290	China Communications Services Corp. Ltd., Class H (Telecommunication Services)	3,544,019
1,114,007	China Conch Venture Holdings Ltd. (Industrials)	3,352,570
25,443,668	China Construction Bank Corp., Class H (Financials)	26,499,418
6,119,873	China Everbright Bank Co. Ltd., Class H (Financials)	3,151,712
1,293,592	China Everbright International Ltd. (Industrials)	2,003,544
1,038,721	China Evergrande Group (Real Estate)*	3,079,540
5,462,700	China Huarong Asset Management Co. Ltd., Class H (Financials)(b)	2,478,191
3,942,464	China Huishan Dairy Holdings Co. Ltd. (Consumer Staples)*(c)	—
666,384	China Life Insurance Co. Ltd., Class H (Financials)	1,979,915
2,778,395	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	1,846,275
1,421,058	China Medical System Holdings Ltd. (Health Care)	2,854,719
1,535,045	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	5,070,849

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
1,800,241	China Merchants Bank Co. Ltd., Class H (Financials)	$7,603,282
3,976,367	China Minsheng Banking Corp. Ltd., Class H (Financials)	4,156,605
1,950,795	China Mobile Ltd. (Telecommunication Services)	18,298,130
786,494	China Overseas Land & Investment Ltd. (Real Estate)	2,763,930
457,578	China Pacific Insurance Group Co. Ltd., Class H (Financials)	2,251,256
9,455,582	China Petroleum & Chemical Corp., Class H (Energy)	7,612,509
2,352,735	China Railway Construction Corp. Ltd., Class H (Industrials)	2,525,523
3,611,354	China Railway Group Ltd., Class H (Industrials)	2,625,919
852,337	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	3,289,405
1,393,112	China Resources Pharmaceutical Group Ltd. (Health Care)(b)	1,879,961
1,449,500	China Resources Power Holdings Co. Ltd. (Utilities)	2,522,867
929,070	China Shenhua Energy Co. Ltd., Class H (Energy)	2,641,663
11,644,381	China Telecom Corp. Ltd., Class H (Telecommunication Services)	5,133,747
1,746,322	China Unicom Hong Kong Ltd. (Telecommunication Services)*	2,262,879
3,651,557	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	2,967,797
2,120,585	CIFI Holdings Group Co. Ltd. (Real Estate)	1,669,304
2,000,227	CITIC Ltd. (Industrials)	2,908,845
3,634,116	CNOOC Ltd. (Energy)	5,294,228
3,257,720	Country Garden Holdings Co. Ltd. (Real Estate)	5,861,590
2,636,309	CRRC Corp. Ltd., Class H (Industrials)	2,415,541
3,602,543	CSPC Pharmaceutical Group Ltd. (Health Care)	8,323,512
39,572	Ctrip.com International Ltd. ADR (Consumer Discretionary)*	1,819,521
2,522,383	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	3,194,359
236,089	ENN Energy Holdings Ltd. (Utilities)	1,819,249
1,999,928	Geely Automobile Holdings Ltd. (Consumer Discretionary)	6,529,866
1,416,134	GF Securities Co. Ltd., Class H (Financials)	2,729,007
1,362,708	Guangdong Investment Ltd. (Utilities)	2,086,213
1,668,590	Haitong Securities Co. Ltd., Class H (Financials)	2,388,178
312,101	Hengan International Group Co. Ltd. (Consumer Staples)	3,051,094

Common Stocks – (continued)
China – (continued)
3,087,779	Huaneng Power International, Inc., Class H (Utilities)	1,917,703
23,912,069	Industrial & Commercial Bank of China Ltd., Class H (Financials)	20,656,791
159,739	JD.com, Inc. ADR (Consumer Discretionary)*	7,531,694
1,209,727	Jiangsu Expressway Co. Ltd., Class H (Industrials)	1,882,928
986,211	Kingsoft Corp. Ltd. (Information Technology)	3,257,837
7,279,361	Lenovo Group Ltd. (Information Technology)	3,804,657
1,247,946	Longfor Properties Co. Ltd. (Real Estate)	3,604,153
80,526	Momo, Inc. ADR (Information Technology)*	2,661,384
27,980	NetEase, Inc. ADR (Information Technology)	8,207,933
66,523	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)	6,079,537
5,811,925	People’s Insurance Co Group of China Ltd. (The), Class H (Financials)	3,141,661
7,173,093	PetroChina Co. Ltd., Class H (Energy)	5,069,097
1,913,269	PICC Property & Casualty Co. Ltd., Class H (Financials)	3,794,607
1,793,728	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	19,128,545
4,921,439	Shanghai Electric Group Co. Ltd., Class H (Industrials)*	1,855,296
659,951	Shanghai Industrial Holdings Ltd. (Industrials)	1,851,165
327,577	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	3,244,248
5,737,044	Sihuan Pharmaceutical Holdings Group Ltd. (Health Care)	2,096,782
33,057	SINA Corp./China (Information Technology)*	3,865,355
2,588,861	Sino-Ocean Group Holding Ltd. (Real Estate)	1,846,044
709,601	Sinopharm Group Co. Ltd., Class H (Health Care)	3,133,006
1,004,055	Sunac China Holdings Ltd. (Real Estate)	3,682,463
323,186	Sunny Optical Technology Group Co. Ltd. (Information Technology)	5,397,929
159,420	TAL Education Group ADR (Consumer Discretionary)	6,019,699
1,713,690	Tencent Holdings Ltd. (Information Technology)	94,649,000
1,723,336	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	3,620,519
826,351	TravelSky Technology Ltd., Class H (Information Technology)	2,639,998

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
551,368	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	$3,029,765
292,559	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	5,087,601
3,923,246	Want Want China Holdings Ltd. (Consumer Staples)	3,313,950
50,277	Weibo Corp. ADR (Information Technology)*(a)	6,461,600
27,681	YY, Inc. ADR (Information Technology)*	3,579,984

		554,938,768

Colombia – 0.4%
3,935,931	Ecopetrol SA (Energy)	3,444,104
150,007	Grupo de Inversiones Suramericana SA (Financials)	2,009,203
578,578	Interconexion Electrica SA ESP (Utilities)	2,763,360

		8,216,667

Czech Republic – 0.2%
125,405	CEZ AS (Utilities)	3,039,800

Egypt – 0.4%
1,017,359	Commercial International Bank Egypt SAE GDR (Financials)	4,618,810
72,287	Eastern Tobacco (Consumer Staples)	2,262,468
2,356,430	Global Telecom Holding SAE (Telecommunication Services)*	903,343

		7,784,621

Greece – 0.2%
283,683	Hellenic Telecommunications Organization SA (Telecommunication Services)	4,044,671

Hong Kong – 1.5%
590,362	China Gas Holdings Ltd. (Utilities)	1,840,803
1,610,928	Haier Electronics Group Co. Ltd. (Consumer Discretionary)*	5,527,381
601,385	Kingboard Chemical Holdings Ltd. (Information Technology)	3,054,842
5,579,977	Sino Biopharmaceutical Ltd. (Health Care)	10,567,679
5,413,844	Sun Art Retail Group Ltd. (Consumer Staples)	7,195,121

		28,185,826

Hungary – 0.3%
298,921	MOL Hungarian Oil & Gas PLC (Energy)	3,269,547
69,665	OTP Bank PLC (Financials)	3,111,796

		6,381,343

India – 8.1%
110,602	Asian Paints Ltd. (Materials)	1,897,659
263,099	Aurobindo Pharma Ltd. (Health Care)	2,479,291

Common Stocks – (continued)
India – (continued)
62,245	Bajaj Auto Ltd. (Consumer Discretionary)	2,886,079
143,292	Bajaj Finance Ltd. (Financials)	3,607,801
46,063	Britannia Industries Ltd. (Consumer Staples)	3,531,288
268,365	Cipla Ltd. (Health Care)	2,429,018
540,296	Dabur India Ltd. (Consumer Staples)	2,695,830
82,493	Dr. Reddy’s Laboratories Ltd. (Health Care)	2,832,971
5,644	Eicher Motors Ltd. (Industrials)	2,377,092
382,478	GAIL India Ltd. (Utilities)	2,686,013
142,184	Grasim Industries Ltd. (Materials)	2,515,808
534,345	HCL Technologies Ltd. (Information Technology)	7,712,564
75,737	Hero MotoCorp Ltd. (Consumer Discretionary)	4,181,411
794,241	Hindalco Industries Ltd. (Materials)	2,991,834
427,767	Hindustan Unilever Ltd. (Consumer Staples)	8,652,685
369,309	Housing Development Finance Corp. Ltd. (Financials)	10,253,379
181,883	Indiabulls Housing Finance Ltd. (Financials)	3,501,345
643,570	Infosys Ltd. (Information Technology)	11,583,939
876,976	ITC Ltd. (Consumer Staples)	3,568,010
104,078	Larsen & Toubro Ltd. (Industrials)	2,105,884
213,697	Lupin Ltd. (Health Care)	2,689,654
246,626	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,757,335
604,075	Marico Ltd. (Consumer Staples)	2,857,351
38,880	Maruti Suzuki India Ltd. (Consumer Discretionary)	5,282,345
498,179	Motherson Sumi Systems Ltd. (Consumer Discretionary)	2,523,539
44,789	Nestle India Ltd. (Consumer Staples)	5,336,248
1,070,283	NTPC Ltd. (Utilities)	2,682,023
517,992	Reliance Industries Ltd. (Energy)	7,589,835
878,608	Rural Electrification Corp. Ltd. (Financials)	1,946,131
176,853	Tata Consultancy Services Ltd. (Information Technology)	8,239,272
409,249	Tata Motors Ltd. (Consumer Discretionary)*	2,323,713
709,251	Tata Motors Ltd., Class A (Consumer Discretionary)*	2,252,532
1,978,404	Tata Power Co. Ltd. (The) (Utilities)	2,566,151
294,675	Tech Mahindra Ltd. (Information Technology)	2,771,190
573,903	Vakrangee Ltd. (Information Technology)	1,433,298
599,853	Vedanta Ltd. (Materials)	3,036,269

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
1,060,105	Wipro Ltd. (Information Technology)	$4,764,645
490,348	Yes Bank Ltd. (Financials)	2,425,913

		147,967,345

Indonesia – 2.1%
16,828,233	Adaro Energy Tbk PT (Energy)	2,876,412
4,375,109	Astra International Tbk PT (Consumer Discretionary)	2,569,662
3,209,594	Bank Central Asia Tbk PT (Financials)	5,410,215
5,785,959	Bank Mandiri Persero Tbk PT (Financials)	3,492,996
5,071,739	Bank Negara Indonesia Persero Tbk PT (Financials)	3,587,494
10,849,329	Bank Rakyat Indonesia Persero Tbk PT (Financials)	2,982,905
7,797,887	Bank Tabungan Negara Persero Tbk PT (Financials)	2,121,257
18,283,749	Kalbe Farma Tbk PT (Health Care)	2,127,796
11,319,333	Perusahaan Gas Negara Persero Tbk (Utilities)	2,198,248
14,891,144	Telekomunikasi Indonesia Persero Tbk PT (Telecommunication Services)	4,332,442
1,283,257	Unilever Indonesia Tbk PT (Consumer Staples)	5,030,916
858,951	United Tractors Tbk PT (Energy)	2,224,145

		38,954,488

Malaysia – 1.8%
255,002	British American Tobacco Malaysia Bhd (Consumer Staples)	1,848,878
1,418,500	CIMB Group Holdings Bhd (Financials)	2,603,782
4,597,600	Dialog Group Bhd (Energy)	3,110,452
3,469,819	DiGi.Com Bhd (Telecommunication Services)	4,287,445
1,482,363	Genting Bhd (Consumer Discretionary)	3,349,225
843,034	HAP Seng Consolidated Bhd (Industrials)	2,055,393
623,200	Hartalega Holdings Bhd (Health Care)	1,858,304
952,638	Malayan Banking Bhd (Financials)	2,543,935
147,700	Nestle Malaysia Bhd (Consumer Staples)	4,830,322
485,788	Public Bank Bhd (Financials)	2,852,470
867,600	Tenaga Nasional Bhd (Utilities)	3,477,488

		32,817,694

Mexico – 2.1%
1,736,610	Alfa SAB de CV, Class A (Industrials)	2,060,884
9,405,885	America Movil SAB de CV, Series L (Telecommunication Services)	8,644,620

Common Stocks – (continued)
Mexico – (continued)
423,907	Arca Continental SAB de CV (Consumer Staples)	2,939,736
3,944,637	Cemex SAB de CV, Series CPO (Materials)*	2,602,996
372,274	Coca-Cola Femsa SAB de CV, Series L (Consumer Staples)	2,505,899
539,624	Fomento Economico Mexicano SAB de CV (Consumer Staples)	4,991,529
292,294	Gruma SAB de CV, Class B (Consumer Staples)	3,380,429
1,834,665	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	4,289,345
521,972	Grupo Financiero Banorte SAB de CV, Class O (Financials)	3,130,670
1,831,322	Wal-Mart de Mexico SAB de CV (Consumer Staples)	4,270,852

		38,816,960

Peru – 0.3%
22,203	Credicorp Ltd. (Financials)	4,805,839

Philippines – 0.3%
62,154	Globe Telecom, Inc. (Telecommunication Services)	2,055,092
456,098	Jollibee Foods Corp. (Consumer Discretionary)	2,613,280

		4,668,372

Poland – 1.6%
64,731	Bank Handlowy w Warszawie SA (Financials)	1,582,974
65,310	Bank Pekao SA (Financials)	2,524,348
57,121	CCC SA (Consumer Discretionary)	4,200,625
59,389	CD Projekt SA (Information Technology)	1,854,417
132,587	Grupa Lotos SA (Energy)	2,173,703
68,361	Jastrzebska Spolka Weglowa SA (Materials)*	1,839,318
76,718	KGHM Polska Miedz SA (Materials)	2,350,738
1,503	LPP SA (Consumer Discretionary)	3,954,051
108,476	Polski Koncern Naftowy ORLEN SA (Energy)	3,055,404
224,903	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	2,826,752
199,673	Powszechny Zaklad Ubezpieczen SA (Financials)	2,489,831

		28,852,161

Qatar – 0.4%
198,120	Masraf Al Rayan QSC (Financials)	2,046,009
107,551	Ooredoo QPSC (Telecommunication Services)	2,569,951
77,966	Qatar National Bank QPSC (Financials)	2,558,965

		7,174,925

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Russia – 3.7%
1,497,618	Alrosa PJSC (Materials)	$2,295,740
958,197	Gazprom PJSC ADR (Energy)	4,794,818
49,304,307	Inter RAO UES PJSC (Utilities)	3,257,907
179,255	LUKOIL PJSC (Energy)	12,024,628
14,455	MMC Norilsk Nickel PJSC (Materials)	2,865,195
384,391	Mobile TeleSystems PJSC ADR (Telecommunication Services)	4,597,317
17,975	Novatek PJSC GDR (Energy)	2,453,588
35,143	Polyus PJSC (Materials)	2,900,207
308,271	Rosneft Oil Co. PJSC (Energy)	1,809,735
750,137	Sberbank of Russia PJSC ADR (Financials)	15,340,302
212,671	Severstal PJSC GDR (Materials)	3,462,284
473,499	Surgutneftegas OJSC ADR (Energy)	2,367,495
443,113	Surgutneftegas OJSC ADR (Energy)	2,348,499
98,469	Tatneft PJSC ADR (Energy)	6,235,057
1,009,076	VTB Bank PJSC GDR (Financials)	2,159,422

		68,912,194

South Africa – 6.1%
59,510	Anglo American Platinum Ltd. (Materials)*	1,844,173
240,280	AngloGold Ashanti Ltd. (Materials)	2,202,138
181,035	Barclays Africa Group Ltd. (Financials)(a)	3,044,409
179,261	Bidvest Group Ltd. (The) (Industrials)(a)	3,418,697
357,187	Coronation Fund Managers Ltd. (Financials)	2,419,325
260,031	Exxaro Resources Ltd. (Energy)	2,917,149
932,774	FirstRand Ltd. (Financials)(a)	5,839,839
1,799,923	Fortress REIT Ltd., Class A (Real Estate)	2,427,599
693,027	Gold Fields Ltd. (Materials)	2,689,617
1,231,871	Growthpoint Properties Ltd. REIT (Real Estate)(a)	3,078,699
147,608	Imperial Holdings Ltd. (Consumer Discretionary)	3,134,548
220,431	Liberty Holdings Ltd. (Financials)(a)	2,489,519
94,773	Mondi Ltd. (Materials)	2,473,191
216,807	Mr Price Group Ltd. (Consumer Discretionary)	5,194,001
222,804	MTN Group Ltd. (Telecommunication Services)	2,425,527
90,609	Naspers Ltd., Class N (Consumer Discretionary)	25,109,142
782,639	Pick n Pay Stores Ltd. (Consumer Staples)	4,817,668
475,287	Rand Merchant Investment Holdings Ltd. (Financials)	1,798,269

Common Stocks – (continued)
South Africa – (continued)
2,831,817	Redefine Properties Ltd. REIT (Real Estate)	2,720,560
101,186	Remgro Ltd. (Financials)	2,070,225
350,518	Sappi Ltd. (Materials)	2,274,674
109,983	Sasol Ltd. (Materials)	3,883,123
199,570	Shoprite Holdings Ltd. (Consumer Staples)(a)	4,395,232
308,155	Standard Bank Group Ltd. (Financials)	5,686,264
5,374,559	Steinhoff International Holdings NV (Consumer Discretionary)	2,640,893
592,332	Telkom SA SOC Ltd. (Telecommunication Services)	2,596,902
64,661	Tiger Brands Ltd. (Consumer Staples)	2,336,807
243,906	Vodacom Group Ltd. (Telecommunication Services)	3,362,974
453,090	Woolworths Holdings Ltd. (Consumer Discretionary)(a)	2,508,477

		111,799,641

South Korea – 14.7%
16,260	Amorepacific Corp. (Consumer Staples)	4,226,789
30,919	AMOREPACIFIC Group (Consumer Staples)	3,597,557
369,179	BNK Financial Group, Inc. (Financials)	3,818,270
18,762	Celltrion, Inc. (Health Care)*	6,115,972
150,054	Cheil Worldwide, Inc. (Consumer Discretionary)	2,577,343
7,327	CJ CheilJedang Corp. (Consumer Staples)	2,286,939
25,400	CJ E&M Corp. (Consumer Discretionary)	2,031,249
46,749	Coway Co. Ltd. (Consumer Discretionary)	3,738,539
50,644	DB Insurance Co. Ltd. (Financials)	3,250,308
248,378	DGB Financial Group, Inc. (Financials)	2,844,110
100,817	Dongsuh Cos., Inc. (Consumer Staples)	2,592,809
12,685	E-MART, Inc. (Consumer Staples)	3,561,031
46,548	GS Holdings Corp. (Energy)	2,841,280
111,354	Hana Financial Group, Inc. (Financials)	5,054,067
52,017	Hankook Tire Co. Ltd. (Consumer Discretionary)	2,834,059
20,219	Hanssem Co. Ltd. (Consumer Discretionary)	2,791,339
77,958	Hanwha Chemical Corp. (Materials)	2,390,069
50,428	Hanwha Corp. (Industrials)	2,055,958
409,506	Hanwha Life Insurance Co. Ltd. (Financials)	2,537,432
41,699	Hotel Shilla Co. Ltd. (Consumer Discretionary)	3,149,855

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
32,885	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	$2,775,592
63,414	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	2,418,504
15,272	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	3,215,455
17,269	Hyundai Motor Co. (Consumer Discretionary)	2,575,440
204,489	Industrial Bank of Korea (Financials)	3,247,955
127,232	KB Financial Group, Inc. (Financials)	7,519,483
130,159	Kia Motors Corp. (Consumer Discretionary)	4,128,693
95,031	Korea Electric Power Corp. (Utilities)	2,904,724
85,896	Korea Gas Corp. (Utilities)*	3,640,804
41,468	Korea Investment Holdings Co. Ltd. (Financials)*	3,006,038
3,834	Korea Zinc Co. Ltd. (Materials)	1,812,733
100,414	KT Corp. (Telecommunication Services)	2,602,604
31,626	KT&G Corp. (Consumer Staples)	2,914,650
7,863	LG Chem Ltd. (Materials)	2,780,985
38,149	LG Corp. (Industrials)	3,036,701
73,603	LG Display Co. Ltd. (Information Technology)	2,028,857
61,785	LG Electronics, Inc. (Consumer Discretionary)	5,699,807
5,850	LG Household & Health Care Ltd. (Consumer Staples)	5,942,377
6,123	Lotte Chemical Corp. (Materials)	2,595,306
11,151	NAVER Corp (Information Technology)	8,268,772
8,385	NCSoft Corp. (Information Technology)	2,903,661
19,609	OCI Co. Ltd. (Materials)	2,978,743
21,926	POSCO (Materials)	7,319,465
39,767	S-1 Corp. (Industrials)	3,525,378
5,058	Samsung Biologics Co. Ltd. (Health Care)*(b)	2,101,856
55,917	Samsung Card Co. Ltd. (Financials)	1,874,399
21,079	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	1,802,489
28,753	Samsung Electronics Co. Ltd. (Information Technology)	62,476,507
9,814	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	2,619,121
11,463	Samsung SDS Co. Ltd. (Information Technology)	2,519,341
70,534	Samsung Securities Co. Ltd. (Financials)	2,579,321
110,638	Shinhan Financial Group Co. Ltd. (Financials)	4,842,775
28,452	SillaJen, Inc. (Health Care)*	2,690,447

Common Stocks – (continued)
South Korea – (continued)
9,087	SK Holdings Co. Ltd. (Industrials)	2,387,341
190,767	SK Hynix, Inc. (Information Technology)	13,529,325
17,591	SK Innovation Co. Ltd. (Energy)	3,338,213
22,644	SK Telecom Co. Ltd. (Telecommunication Services)	5,018,524
28,872	S-Oil Corp. (Energy)	3,292,725
265,449	Woori Bank (Financials)	4,069,123

		269,279,209

Taiwan – 10.7%
2,576,724	Advanced Semiconductor Engineering, Inc. (Information Technology)	3,508,239
393,539	Advantech Co. Ltd. (Information Technology)	2,931,778
2,031,854	Asia Cement Corp. (Materials)	1,976,491
266,494	Asustek Computer, Inc. (Information Technology)	2,528,432
4,137,783	AU Optronics Corp. (Information Technology)	1,856,620
2,096,221	Cathay Financial Holding Co. Ltd. (Financials)	3,913,070
923,383	Chailease Holding Co. Ltd. (Financials)	3,105,828
3,251,893	Chang Hwa Commercial Bank Ltd. (Financials)	1,871,241
3,878,585	China Steel Corp. (Materials)	3,201,654
1,071,937	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	4,020,383
5,482,766	Compal Electronics, Inc. (Information Technology)	3,774,677
5,366,832	CTBC Financial Holding Co. Ltd. (Financials)	3,924,641
422,714	Delta Electronics, Inc. (Information Technology)	2,012,545
3,280,699	E.Sun Financial Holding Co. Ltd. (Financials)	2,174,360
794,087	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	2,012,722
751,114	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	3,576,060
3,680,315	First Financial Holding Co. Ltd. (Financials)	2,521,152
819,813	Formosa Chemicals & Fibre Corp. (Materials)	3,046,693
756,465	Formosa Petrochemical Corp. (Energy)	3,031,509
946,794	Formosa Plastics Corp. (Materials)	3,356,448
1,799,756	Fubon Financial Holding Co. Ltd. (Financials)	3,217,868
127,891	Globalwafers Co. Ltd. (Information Technology)	1,866,095
162,178	Hiwin Technologies Corp. (Industrials)	2,083,086

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
2,299,912	Hon Hai Precision Industry Co. Ltd. (Information Technology)	$6,940,188
5,725,663	Innolux Corp. (Information Technology)	2,549,489
27,828	Largan Precision Co. Ltd. (Information Technology)	3,521,928
179,057	MediaTek, Inc. (Information Technology)	1,846,043
2,664,745	Mega Financial Holding Co. Ltd. (Financials)	2,277,248
685,287	Nan Ya Plastics Corp. (Materials)	1,891,872
788,277	Nanya Technology Corp. (Information Technology)	2,181,596
275,771	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	2,720,352
1,169,335	Pegatron Corp. (Information Technology)	3,003,892
190,696	Phison Electronics Corp. (Information Technology)	1,868,064
692,090	President Chain Store Corp. (Consumer Staples)	6,981,230
4,993,690	Shin Kong Financial Holding Co. Ltd. (Financials)	2,061,070
1,063,155	Siliconware Precision Industries Co. Ltd. (Information Technology)	1,853,525
1,382,301	Standard Foods Corp. (Consumer Staples)	3,247,961
2,288,070	Synnex Technology International Corp. (Information Technology)	3,032,944
6,966,302	Taishin Financial Holding Co. Ltd. (Financials)	3,388,244
9,334,000	Taiwan Business Bank (Financials)	2,762,267
3,474,278	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	2,023,008
747,324	Taiwan Mobile Co. Ltd. (Telecommunication Services)	2,751,703
7,521,904	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	63,379,232
2,784,783	Uni-President Enterprises Corp. (Consumer Staples)	6,581,495
3,291,210	Winbond Electronics Corp. (Information Technology)	2,243,328
168,296	Yageo Corp. (Information Technology)	1,905,151

		196,523,422

Thailand – 1.9%
535,516	Advanced Info Service PCL NVDR (Telecommunication Services)	3,377,896
1,398,000	Airports of Thailand PCL NVDR (Industrials)	3,150,956
847,600	Central Pattana PCL NVDR (Real Estate)	2,274,938

Common Stocks – (continued)
Thailand – (continued)
1,512,077	CP ALL PCL NVDR (Consumer Staples)	4,046,335
395,700	Electricity Generating PCL NVDR (Utilities)	3,000,210
904,900	Energy Absolute PCL NVDR (Energy)	1,938,660
6,472,300	Home Product Center PCL NVDR (Consumer Discretionary)	2,969,134
394,500	Kasikornbank PCL (Financials)	2,915,706
953,200	PTT Global Chemical PCL NVDR (Materials)	3,013,861
276,157	PTT PCL NVDR (Energy)	4,997,043
737,400	Thai Oil PCL NVDR (Energy)	2,419,630

		34,104,369

Turkey – 1.1%
285,850	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)(a)	2,339,998
233,349	BIM Birlesik Magazalar AS (Consumer Staples)	4,610,029
898,756	Eregli Demir ve Celik Fabrikalari TAS (Materials)	2,682,254
1,320,980	Petkim Petrokimya Holding AS (Materials)	2,800,591
72,055	Tupras Turkiye Petrol Rafinerileri AS (Energy)	2,212,883
393,688	Turk Hava Yollari AO (Industrials)*	1,972,345
725,549	Turkcell Iletisim Hizmetleri AS (Telecommunication Services)	2,923,964

		19,542,064

United Arab Emirates – 0.2%
3,284,148	Aldar Properties PJSC (Real Estate)	1,931,352
564,464	Emirates Telecommunications Group Co. PJSC (Telecommunication Services)	2,643,320

		4,574,672

United States – 0.4%
181,975	Yum China Holdings, Inc. (Consumer Discretionary)	7,883,157

TOTAL COMMON STOCKS
(Cost $1,331,913,394)		$1,753,629,108

Preferred Stocks – 4.1%
Brazil – 2.7%
881,897	Banco Bradesco SA (Financials)	$10,524,401
269,814	Braskem SA, Class A (Materials)	3,856,918
184,562	Cia Brasileira de Distribuicao (Consumer Staples)	3,890,928
384,423	Gerdau SA (Materials)	1,966,636
1,042,542	Itau Unibanco Holding SA (Financials)	16,167,223

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Preferred Stocks – (continued)
Brazil – (continued)
877,314	Itausa – Investimentos Itau SA (Financials)	$3,543,012
883,662	Petroleo Brasileiro SA (Energy)*	5,837,133
218,454	Telefonica Brasil SA (Telecommunication Services)	3,405,831

		49,192,082

Chile – 0.1%
591,911	Embotelladora Andina SA, Class B (Consumer Staples)	2,927,952

Russia – 0.1%
623	Transneft PJSC (Energy)	2,047,249

South Korea – 1.2%
31,518	Amorepacific Corp. (Consumer Staples)	4,423,988
25,499	Hyundai Motor Co. (Consumer Discretionary)	2,114,517
7,766	LG Household & Health Care Ltd. (Consumer Staples)	4,403,291
6,029	Samsung Electronics Co. Ltd. (Information Technology)	11,107,078

		22,048,874

TOTAL PREFERRED STOCKS
(Cost $52,678,654)		$76,216,157

Units	Description	Expiration Month	Value
Rights – 0.0%(d)
Brazil – 0.0%(d)
20,049	Itausa – Investimentos Itau SA (Financials)*	04/18	$33,819

Taiwan – 0.0%
83,105	Fubon Financial Holding Co. Ltd. (Financials)*	03/18	—

TOTAL RIGHTS
(Cost $0)			$33,819

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,384,592,048)			$1,829,879,084

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 1.8%(e)
Goldman Sachs Financial Square Government Fund – Institutional Shares
32,167,913	1.262%	$32,167,913
(Cost $32,167,913)

TOTAL INVESTMENTS – 101.4%
(Cost $1,416,759,961)		$1,862,046,997

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(26,392,651)

NET ASSETS – 100.0%		$1,835,654,346

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,064,545, which represents approximately 0.5% of net assets as of February 28, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Less than 0.05%
(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.0%
Australia – 0.3%
9,490	BHP Billiton PLC (Materials)	$194,071

Austria – 0.7%
1,171	ANDRITZ AG (Industrials)	68,126
1,333	Erste Group Bank AG (Financials)*	68,137
2,703	OMV AG (Energy)	155,275
3,761	Raiffeisen Bank International AG (Financials)*	146,742
850	voestalpine AG (Materials)	49,347

		487,627

Belgium – 1.4%
1,721	Ageas (Financials)	90,573
2,281	Anheuser-Busch InBev SA/NV (Consumer Staples)	243,372
1,523	Colruyt SA (Consumer Staples)	82,344
768	Groupe Bruxelles Lambert SA (Financials)	88,086
1,204	KBC Group NV (Financials)	113,512
981	Proximus SADP (Telecommunication Services)	31,575
384	Solvay SA (Materials)	52,970
710	Telenet Group Holding NV (Consumer Discretionary)*	48,883
543	UCB SA (Health Care)	45,087
2,154	Umicore SA (Materials)	122,214

		918,616

Chile – 0.1%
4,136	Antofagasta PLC (Materials)	49,580

Colombia – 0.1%
699	Millicom International Cellular SA (Telecommunication Services)	46,780

Denmark – 3.1%
2,056	Carlsberg A/S, Class B (Consumer Staples)	252,655
841	Chr Hansen Holding A/S (Materials)	70,120
1,601	Coloplast A/S, Class B (Health Care)	135,742
3,078	Danske Bank A/S (Financials)	124,132
1,548	DSV A/S (Industrials)	121,816
1,088	H Lundbeck A/S (Health Care)	57,156
829	ISS A/S (Industrials)	30,187
13,766	Novo Nordisk A/S, Class B (Health Care)	713,916
1,357	Novozymes A/S, Class B (Materials)*	70,020
1,800	Orsted A/S (Utilities)(a)	112,308
1,373	Pandora A/S (Consumer Discretionary)	143,939
3,110	Tryg A/S (Financials)	73,970
1,003	Vestas Wind Systems A/S (Industrials)	72,882
2,940	William Demant Holding A/S (Health Care)*	105,564

		2,084,407

Finland – 1.3%
1,167	Elisa OYJ (Telecommunication Services)	50,315
4,888	Fortum OYJ (Utilities)	107,608
1,047	Kone OYJ, Class B (Industrials)	54,386

Common Stocks – (continued)
Finland – (continued)
1,165	Neste OYJ (Energy)	85,595
5,138	Nokia OYJ (Information Technology)	30,098
6,634	Orion OYJ, Class B (Health Care)	216,843
1,665	Sampo OYJ, Class A (Financials)	94,713
3,830	Stora Enso OYJ, Class R (Materials)	68,083
5,207	UPM-Kymmene OYJ (Materials)	179,281
352	Wartsila OYJ Abp (Industrials)	24,875

		911,797

France – 18.7%
461	Accor SA (Consumer Discretionary)	26,707
569	Aeroports de Paris (Industrials)	115,201
1,311	Air Liquide SA (Materials)	164,933
1,769	Airbus SE (Industrials)	212,175
790	Alstom SA (Industrials)	33,386
588	Amundi SA (Financials)(a)	48,164
3,159	Arkema SA (Materials)	413,991
4,023	Atos SE (Information Technology)	532,372
11,871	AXA SA (Financials)	374,413
1,384	BioMerieux (Health Care)	106,681
7,531	BNP Paribas SA (Financials)	600,436
5,385	Bollore SA (Industrials)	30,514
1,055	Bouygues SA (Industrials)	53,605
2,894	Bureau Veritas SA (Industrials)	75,923
2,143	Capgemini SE (Information Technology)	269,082
4,422	Carrefour SA (Consumer Staples)	102,203
1,436	Casino Guichard Perrachon SA (Consumer Staples)	78,148
2,200	Cie de Saint-Gobain (Industrials)	125,428
1,131	Cie Generale des Etablissements Michelin (Consumer Discretionary)	174,773
6,220	CNP Assurances (Financials)	151,724
17,626	Credit Agricole SA (Financials)	303,868
4,502	Danone SA (Consumer Staples)	361,025
27	Dassault Aviation SA (Industrials)	46,992
1,611	Dassault Systemes (Information Technology)	208,766
3,089	Eiffage SA (Industrials)	335,684
3,541	Engie SA (Utilities)	55,605
1,499	Essilor International SA (Health Care)	197,178
2,139	Eurazeo SA (Financials)	204,663
1,079	Faurecia (Consumer Discretionary)	91,173
594	Fonciere Des Regions REIT (Real Estate)	62,268
627	Gecina SA REIT (Real Estate)	110,196
848	Hermes International (Consumer Discretionary)	457,248
1,061	ICADE REIT (Real Estate)	102,942
95	Iliad SA (Telecommunication Services)	22,351
392	Imerys SA (Materials)	40,065
393	Ingenico Group SA (Information Technology)	34,281
2,321	Ipsen SA (Health Care)	342,103
387	Kering (Consumer Discretionary)	183,138
1,291	Klepierre SA REIT (Real Estate)	53,425
663	Lagardere SCA (Consumer Discretionary)	19,569
2,035	Legrand SA (Industrials)	160,187

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
2,082	L’Oreal SA (Consumer Staples)	$449,585
1,708	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	513,500
11,482	Natixis SA (Financials)	99,429
3,873	Orange SA (Telecommunication Services)	65,848
1,169	Pernod Ricard SA (Consumer Staples)	192,479
13,733	Peugeot SA (Consumer Discretionary)	311,791
1,699	Publicis Groupe SA (Consumer Discretionary)	128,559
791	Remy Cointreau SA (Consumer Staples)	107,955
158	Renault SA (Consumer Discretionary)	17,243
3,960	Rexel SA (Industrials)	69,912
1,675	Safran SA (Industrials)	185,701
7,557	Sanofi (Health Care)	599,375
3,028	Schneider Electric SE (Industrials)*	264,352
1,301	SCOR SE (Financials)	55,521
997	SEB SA (Consumer Discretionary)	204,165
877	Societe BIC SA (Industrials)	92,149
4,547	Societe Generale SA (Financials)	261,316
493	Sodexo SA (Consumer Discretionary)	60,790
1,983	Suez (Utilities)	27,390
305	Teleperformance (Industrials)	43,560
753	Thales SA (Industrials)	84,070
11,416	TOTAL SA (Energy)	653,988
3,293	Ubisoft Entertainment SA (Information Technology)*	273,109
277	Unibail-Rodamco SE REIT (Real Estate)	64,782
801	Valeo SA (Consumer Discretionary)	52,227
11,848	Veolia Environnement SA (Utilities)	288,575
3,086	Vinci SA (Industrials)	306,076
2,229	Vivendi SA (Consumer Discretionary)	57,770
520	Wendel SA (Financials)	90,439

		12,704,242

Germany – 13.6%
692	1&1 Drillisch AG (Telecommunication Services)	53,552
2,307	adidas AG (Consumer Discretionary)	513,788
2,497	Allianz SE (Financials)	584,790
1,180	Axel Springer SE (Consumer Discretionary)	106,500
4,045	BASF SE (Materials)	426,303
5,301	Bayer AG (Health Care)	622,162
702	Bayerische Motoren Werke AG (Consumer Discretionary)	74,335
2,595	Beiersdorf AG (Consumer Staples)	285,229
739	Brenntag AG (Industrials)	46,400
4,894	Commerzbank AG (Financials)*	76,033
376	Continental AG (Consumer Discretionary)	103,504
2,635	Covestro AG (Materials)(a)	299,974
2,526	Daimler AG (Consumer Discretionary)	217,107
854	Deutsche Bank AG (Financials)	13,749
1,540	Deutsche Boerse AG (Financials)	205,576
11,995	Deutsche Lufthansa AG (Industrials)	404,072
12,420	Deutsche Post AG (Industrials)	570,173
17,503	Deutsche Telekom AG (Telecommunication Services)	283,068

Common Stocks – (continued)
Germany – (continued)
991	Deutsche Wohnen SE (Real Estate)	41,034
9,133	E.ON SE (Utilities)	93,123
950	Evonik Industries AG (Materials)	35,258
857	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	87,947
1,456	Fresenius Medical Care AG & Co KGaA (Health Care)	154,673
2,367	Fresenius SE & Co KGaA (Health Care)	193,712
418	Hannover Rueck SE (Financials)	57,048
509	HeidelbergCement AG (Materials)	51,365
667	Henkel AG & Co KGaA (Consumer Staples)	80,415
606	HOCHTIEF AG (Industrials)	102,366
4,301	HUGO BOSS AG (Consumer Discretionary)	384,826
5,011	Infineon Technologies AG (Information Technology)	136,902
430	Innogy SE (Utilities)(a)	17,207
643	KION Group AG (Industrials)	55,273
485	LANXESS AG (Materials)	40,579
365	Linde AG (Materials)*	82,068
653	MAN SE (Industrials)	74,546
1,509	Merck KGaA (Health Care)	151,322
2,604	METRO AG (Consumer Staples)	50,959
408	MTU Aero Engines AG (Industrials)	68,472
480	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	107,778
573	OSRAM Licht AG (Industrials)	45,622
1,867	ProSiebenSat.1 Media SE (Consumer Discretionary)	74,096
2,364	RWE AG (Utilities)*	47,314
6,673	SAP SE (Information Technology)	701,558
3,614	Siemens AG (Industrials)	477,984
718	Symrise AG (Materials)	58,567
5,371	Telefonica Deutschland Holding AG (Telecommunication Services)	24,827
4,319	TUI AG (Consumer Discretionary)	91,912
2,845	Uniper SE (Utilities)	86,505
1,324	United Internet AG (Information Technology)	90,365
127	Volkswagen AG (Consumer Discretionary)	25,480
3,202	Vonovia SE (Real Estate)	146,645
901	Wirecard AG (Information Technology)	108,484
5,199	Zalando SE (Consumer Discretionary)*(a)	297,391

		9,229,938

Ireland – 0.6%
634	AerCap Holdings NV (Industrials)*	31,453
12,163	Bank of Ireland Group PLC (Financials)*	114,227
3,714	CRH PLC (Materials)	123,527
1,062	Kerry Group PLC, Class A (Consumer Staples)	106,147

		375,354

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – 3.5%
7,226	Assicurazioni Generali SpA (Financials)	$136,076
1,854	Atlantia SpA (Industrials)	57,390
10,063	Davide Campari-Milano SpA (Consumer Staples)	72,413
33,670	Enel SpA (Utilities)	196,253
5,511	Eni SpA (Energy)	92,178
2,232	Ferrari NV (Consumer Discretionary)	279,031
73,122	Intesa Sanpaolo SpA (Financials)	276,111
22,357	Intesa Sanpaolo SpA-RSP (Financials)	89,329
4,955	Luxottica Group SpA (Consumer Discretionary)	298,301
3,746	Mediobanca Banca di Credito Finanziario SpA (Financials)	45,021
5,408	Poste Italiane SpA (Financials)(a)	46,580
5,978	Prysmian SpA (Industrials)	188,985
3,046	Recordati SpA (Health Care)	109,408
9,835	Snam SpA (Energy)	44,155
186,771	Telecom Italia SpA (Telecommunication Services)*	168,569
219,798	Telecom Italia SpA-RSP (Telecommunication Services)	168,084
9,484	Terna Rete Elettrica Nazionale SpA (Utilities)	52,746
1,246	UniCredit SpA (Financials)*	26,512
21,252	UnipolSai Assicurazioni SpA (Financials)	51,283

		2,398,425

Luxembourg – 0.7%
8,069	ArcelorMittal (Materials)*	278,019
131	Eurofins Scientific SE (Health Care)	74,071
1,608	RTL Group SA (Consumer Discretionary)	141,402

		493,492

Netherlands – 6.5%
3,961	ABN AMRO Group NV (Financials)(a)	123,674
17,692	Aegon NV (Financials)	123,685
1,007	Akzo Nobel NV (Materials)	97,960
1,476	ASML Holding NV (Information Technology)	290,373
1,651	Boskalis Westminster (Industrials)	62,423
2,463	EXOR NV (Financials)	179,940
2,204	Heineken Holding NV (Consumer Staples)	219,753
1,683	Heineken NV (Consumer Staples)	175,585
18,663	ING Groep NV (Financials)	329,553
13,553	Koninklijke Ahold Delhaize NV (Consumer Staples)	305,837
1,105	Koninklijke DSM NV (Materials)	114,745
17,333	Koninklijke KPN NV (Telecommunication Services)	54,330
7,702	Koninklijke Philips NV (Health Care)	296,185
4,269	NN Group NV (Financials)	191,398
2,554	NXP Semiconductors NV (Information Technology)*	318,382
4,526	Randstad Holding NV (Industrials)	324,915
19,422	Royal Dutch Shell PLC, Class A (Energy)	615,762

Common Stocks – (continued)
Netherlands – (continued)
13,591	Royal Dutch Shell PLC, Class B (Energy)	434,639
3,066	Wolters Kluwer NV (Industrials)	155,860

		4,414,999

Norway – 1.2%
2,812	DNB ASA (Financials)	55,869
3,123	Gjensidige Forsikring ASA (Financials)	57,256
5,785	Marine Harvest ASA (Consumer Staples)	112,699
12,555	Norsk Hydro ASA (Materials)	85,386
9,398	Orkla ASA (Consumer Staples)	103,213
7,598	Schibsted ASA, Class B (Consumer Discretionary)	186,504
4,214	Statoil ASA (Energy)	97,374
4,375	Telenor ASA (Telecommunication Services)	98,931
395	Yara International ASA (Materials)	17,614

		814,846

Portugal – 0.4%
7,890	EDP – Energias de Portugal SA (Utilities)	26,492
1,985	Galp Energia SGPS SA (Energy)	36,001
10,116	Jeronimo Martins SGPS SA (Consumer Staples)	210,486

		272,979

South Africa – 0.5%
7,484	Investec PLC (Financials)	65,480
25,167	Mediclinic International PLC (Health Care)	205,215
2,971	Mondi PLC (Materials)	77,860

		348,555

Spain – 4.5%
6,583	Abertis Infraestructuras SA (Industrials)	157,368
7,596	ACS Actividades de Construccion y Servicios SA (Industrials)	262,462
673	Aena SME SA (Industrials)(a)	137,611
3,184	Amadeus IT Group SA (Information Technology)	235,177
23,925	Banco Bilbao Vizcaya Argentaria SA (Financials)	201,051
28,513	Banco de Sabadell SA (Financials)	60,006
80,470	Banco Santander SA (Financials)	556,189
4,864	Bankinter SA (Financials)	53,795
4,716	CaixaBank SA (Financials)	23,077
1,956	Enagas SA (Energy)	51,100
2,127	Endesa SA (Utilities)	44,880
1,975	Ferrovial SA (Industrials)	42,793
2,381	Gas Natural SDG SA (Utilities)	54,639
2,537	Grifols SA (Health Care)	69,868
15,671	Iberdrola SA (Utilities)	116,131
11,517	Industria de Diseno Textil SA (Consumer Discretionary)	350,606
25,160	Mapfre SA (Financials)	85,001
2,580	Red Electrica Corp. SA (Utilities)	50,347
20,109	Repsol SA (Energy)	360,654

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
12,516	Telefonica SA (Telecommunication Services)	$122,014

		3,034,769

Sweden – 3.9%
2,619	Alfa Laval AB (Industrials)	63,314
3,009	Assa Abloy AB, Class B (Industrials)	67,494
3,066	Atlas Copco AB, Class A (Industrials)	131,403
2,125	Atlas Copco AB, Class B (Industrials)	81,045
2,609	Boliden AB (Materials)	92,860
2,689	Electrolux AB, Series B (Consumer Discretionary)	88,763
1,236	Essity AB, Class B (Consumer Staples)*	34,012
4,977	Getinge AB, Class B (Health Care)	62,832
18,935	Hennes & Mauritz AB, Class B (Consumer Discretionary)	314,048
1,457	Hexagon AB, Class B (Information Technology)	85,586
6,301	Husqvarna AB, Class B (Consumer Discretionary)	67,485
2,047	ICA Gruppen AB (Consumer Staples)	73,253
4,207	Industrivarden AB, Class C (Financials)	101,069
2,549	Investor AB, Class B (Financials)	115,398
1,394	Kinnevik AB, Class B (Financials)	51,164
991	L E Lundbergforetagen AB, Class B (Financials)	74,335
7,925	Nordea Bank AB (Financials)	90,446
5,796	Sandvik AB (Industrials)	108,078
5,233	Securitas AB, Class B (Industrials)	90,254
5,710	Skandinaviska Enskilda Banken AB, Class A (Financials)	67,482
1,511	Skanska AB, Class B (Industrials)	30,209
1,593	SKF AB, Class B (Industrials)	33,540
3,536	Svenska Handelsbanken AB, Class A (Financials)	48,737
3,961	Swedbank AB, Class A (Financials)	99,915
5,293	Swedish Match AB (Consumer Staples)	225,889
4,231	Tele2 AB, Class B (Telecommunication Services)	50,289
20,413	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	137,376
10,602	Telia Co. AB (Telecommunication Services)	50,326
7,340	Volvo AB, Class B (Industrials)	139,040

		2,675,642

Switzerland – 13.5%
10,058	ABB Ltd. (Industrials)	245,424
1,931	Adecco Group AG (Industrials)	155,820
607	Baloise Holding AG (Financials)	95,830
80	Barry Callebaut AG (Consumer Staples)	158,044
12	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	71,869
1,723	Cie Financiere Richemont SA (Consumer Discretionary)	151,798
3,446	Clariant AG (Materials)*	86,419
6,552	Coca-Cola HBC AG (Consumer Staples)*	215,310

Common Stocks – (continued)
Switzerland – (continued)
3,896	Credit Suisse Group AG (Financials)*	72,392
179	Dufry AG (Consumer Discretionary)*	25,797
121	EMS-Chemie Holding AG (Materials)	77,589
3,558	Ferguson PLC (Industrials)	252,277
118	Geberit AG (Industrials)	53,466
51	Givaudan SA (Materials)	116,403
60,730	Glencore PLC (Materials)*	323,286
1,147	Julius Baer Group Ltd. (Financials)*	74,764
2,146	Kuehne + Nagel International AG (Industrials)	351,290
721	LafargeHolcim Ltd. (Materials)*	42,251
540	Lonza Group AG (Health Care)*	137,593
18,981	Nestle SA (Consumer Staples)	1,511,973
13,092	Novartis AG (Health Care)	1,096,622
2,485	Pargesa Holding SA (Financials)	220,351
570	Partners Group Holding AG (Financials)	414,359
4,666	Roche Holding AG (Health Care)	1,082,751
301	Schindler Holding AG (Industrials)	68,223
402	Schindler Holding AG Participation Certificates (Industrials)	94,263
126	SGS SA (Industrials)	320,916
22	Sika AG (Materials)	181,112
615	Sonova Holding AG (Health Care)	96,573
8,381	STMicroelectronics NV (Information Technology)	192,376
356	Straumann Holding AG (Health Care)	241,276
258	Swatch Group AG (The) – Bearer (Consumer Discretionary)	109,146
1,057	Swatch Group AG (The) – Registered (Consumer Discretionary)	85,059
369	Swiss Life Holding AG (Financials)*	133,926
717	Swiss Prime Site AG (Real Estate)*	67,068
850	Swiss Re AG (Financials)	86,795
195	Swisscom AG (Telecommunication Services)	105,645
10,879	UBS Group AG (Financials)*	208,014
505	Zurich Insurance Group AG (Financials)	166,721

		9,190,791

United Kingdom – 23.6%
20,337	3i Group PLC (Financials)	263,289
13,374	Admiral Group PLC (Financials)	339,616
18,311	Anglo American PLC (Materials)	449,243
1,640	Ashtead Group PLC (Industrials)	47,770
2,772	Associated British Foods PLC (Consumer Staples)	100,489
6,972	AstraZeneca PLC (Health Care)	458,704
64,741	Auto Trader Group PLC (Information Technology)(a)	325,593
14,038	Aviva PLC (Financials)	97,794
2,029	Babcock International Group PLC (Industrials)	18,222
6,969	BAE Systems PLC (Industrials)	55,635
21,123	Barclays PLC (Financials)	62,138
10,913	Barratt Developments PLC (Consumer Discretionary)	81,047

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
2,874	Berkeley Group Holdings PLC (Consumer Discretionary)	$152,616
73,051	BP PLC (Energy)	478,254
11,886	British American Tobacco PLC (Consumer Staples)	703,480
6,377	British Land Co. PLC (The) REIT (Real Estate)	55,180
17,206	BT Group PLC (Telecommunication Services)	56,850
2,540	Bunzl PLC (Industrials)	68,420
15,909	Burberry Group PLC (Consumer Discretionary)	336,147
20,067	Capita PLC (Industrials)(b)	48,704
127,429	Centrica PLC (Utilities)	251,077
5,642	CNH Industrial NV (Industrials)	76,692
2,013	Coca-Cola European Partners PLC (Consumer Staples)	76,534
12,063	Compass Group PLC (Consumer Discretionary)	256,961
6,834	ConvaTec Group PLC (Health Care)(a)	19,445
2,194	Croda International PLC (Materials)	139,723
978	DCC PLC (Industrials)	89,409
13,562	Diageo PLC (Consumer Staples)	459,686
6,705	Direct Line Insurance Group PLC (Financials)	35,365
3,062	easyJet PLC (Industrials)*	70,837
4,075	Experian PLC (Industrials)	87,365
21,169	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	453,688
4,665	G4S PLC (Industrials)	16,866
30,039	GlaxoSmithKline PLC (Health Care)	541,040
7,575	Hammerson PLC REIT (Real Estate)	46,654
18,575	Hargreaves Lansdown PLC (Financials)	441,617
104,212	HSBC Holdings PLC (Financials)	1,029,674
6,244	Imperial Brands PLC (Consumer Staples)	225,320
1,899	InterContinental Hotels Group PLC (Consumer Discretionary)	122,951
23,908	International Consolidated Airlines Group SA (Industrials)	202,716
1,552	Intertek Group PLC (Industrials)	105,061
78,186	J Sainsbury PLC (Consumer Staples)	279,017
942	Johnson Matthey PLC (Materials)	40,690
34,100	Kingfisher PLC (Consumer Discretionary)	168,158
4,560	Land Securities Group PLC REIT (Real Estate)	58,243
33,290	Legal & General Group PLC (Financials)	120,451
223,812	Lloyds Banking Group PLC (Financials)	212,165
2,450	London Stock Exchange Group PLC (Financials)	135,975
66,639	Marks & Spencer Group PLC (Consumer Discretionary)(b)	271,416
5,439	Meggitt PLC (Industrials)	33,919
9,750	Merlin Entertainments PLC (Consumer Discretionary)(a)	45,676

Common Stocks – (continued)
United Kingdom – (continued)
1,521	Micro Focus International PLC (Information Technology)	43,234
9,944	National Grid PLC (Utilities)	101,417
3,875	Next PLC (Consumer Discretionary)	259,270
8,698	Old Mutual PLC (Financials)	30,597
3,515	Persimmon PLC (Consumer Discretionary)	125,970
9,815	Prudential PLC (Financials)	247,550
2,261	Reckitt Benckiser Group PLC (Consumer Staples)	179,941
9,369	RELX NV (Industrials)	192,543
10,356	RELX PLC (Industrials)	213,037
6,183	Rio Tinto PLC (Materials)	334,466
3,915	Rolls-Royce Holdings PLC (Industrials)*	45,290
5,233	Royal Bank of Scotland Group PLC (Financials)*	19,302
65,578	Royal Mail PLC (Industrials)	505,998
9,776	RSA Insurance Group PLC (Financials)	85,049
30,390	Sage Group PLC (The) (Information Technology)	290,012
1,857	Schroders PLC (Financials)	88,248
17,784	Segro PLC REIT (Real Estate)	140,063
2,554	Severn Trent PLC (Utilities)	60,087
3,414	Sky PLC (Consumer Discretionary)	63,410
14,764	Smith & Nephew PLC (Health Care)	258,046
4,400	Smiths Group PLC (Industrials)	96,849
4,896	SSE PLC (Utilities)	82,638
3,008	St James’s Place PLC (Financials)	47,849
5,810	Standard Chartered PLC (Financials)*	64,907
3,430	Standard Life Aberdeen PLC (Financials)	17,396
33,320	Taylor Wimpey PLC (Consumer Discretionary)	85,392
87,111	Tesco PLC (Consumer Staples)	253,015
8,845	Unilever NV (Consumer Staples)	463,606
8,442	Unilever PLC (Consumer Staples)	434,274
6,014	United Utilities Group PLC (Utilities)	55,204
123,093	Vodafone Group PLC (Telecommunication Services)	345,568
482	Whitbread PLC (Consumer Discretionary)	25,788
79,002	Wm Morrison Supermarkets PLC (Consumer Staples)	245,681
12,374	WPP PLC (Consumer Discretionary)	237,670

		16,052,949

United States – 0.8%
1,981	Carnival PLC (Consumer Discretionary)	130,990
2,682	QIAGEN NV (Health Care)*	90,610
6,782	Shire PLC (Health Care)	290,523

		512,123

TOTAL COMMON STOCKS
(Cost $60,022,148)		$67,211,982

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Preferred Stocks – 0.8%
Germany – 0.8%
416	Bayerische Motoren Werke AG (Consumer Discretionary)	$37,901
3,646	FUCHS PETROLUB SE (Materials)	207,490
1,021	Henkel AG & Co KGaA (Consumer Staples)	136,107
794	Porsche Automobil Holding SE (Consumer Discretionary)	66,936
447	Volkswagen AG (Consumer Discretionary)	87,840

TOTAL PREFERRED STOCKS
(Cost $487,472)		$536,274

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $60,509,620)		$67,748,256

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.0%(c)(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,763	1.262%	$19,763
(Cost $19,763)

TOTAL INVESTMENTS – 99.8%
(Cost $60,529,383)		$67,768,019

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		161,113

NET ASSETS – 100.0%		$67,929,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,473,623, which represents approximately 2.2% of net assets as of February 28, 2018.
(b)	All or a portion of security is on loan.
(c)	Less than 0.05%
(d)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%
Australia – 6.2%
14,496	AGL Energy Ltd. (Utilities)	$246,931
29,222	Amcor Ltd. (Materials)	316,520
68,066	AMP Ltd. (Financials)	280,584
30,404	APA Group (Utilities)	189,539
94,923	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,823,330
9,456	ASX Ltd. (Financials)	430,252
64,596	Aurizon Holdings Ltd. (Industrials)	230,038
237,183	AusNet Services (Utilities)	314,202
90,361	Australia & New Zealand Banking Group Ltd. (Financials)	2,045,521
29,842	Bank of Queensland Ltd. (Financials)	293,703
104,673	Bendigo & Adelaide Bank Ltd. (Financials)	924,964
82,449	BHP Billiton Ltd. (Materials)	1,959,576
52,327	BHP Billiton PLC (Materials)	1,070,090
185,031	BlueScope Steel Ltd. (Materials)	2,354,548
55,192	Boral Ltd. (Materials)	335,896
22,320	Brambles Ltd. (Industrials)	166,972
20,910	Caltex Australia Ltd. (Energy)	573,064
38,349	Challenger Ltd. (Financials)	376,532
35,490	CIMIC Group Ltd. (Industrials)	1,294,281
29,154	Coca-Cola Amatil Ltd. (Consumer Staples)	197,649
21,233	Cochlear Ltd. (Health Care)	3,042,776
68,543	Commonwealth Bank of Australia (Financials)	4,080,153
26,983	Computershare Ltd. (Information Technology)	375,113
16,014	Crown Resorts Ltd. (Consumer Discretionary)	168,465
22,314	CSL Ltd. (Health Care)	2,837,230
41,614	Dexus REIT (Real Estate)	301,578
49,899	Flight Centre Travel Group Ltd. (Consumer Discretionary)(a)	2,247,095
307,727	Fortescue Metals Group Ltd. (Materials)	1,208,574
65,946	Goodman Group REIT (Real Estate)	421,899
93,794	GPT Group (The) REIT (Real Estate)	347,904
83,259	Harvey Norman Holdings Ltd. (Consumer Discretionary)(a)	260,167
102,000	Insurance Australia Group Ltd. (Financials)	651,765
28,701	LendLease Group (Real Estate)	399,220
13,478	Macquarie Group Ltd. (Financials)	1,088,608
224,953	Medibank Pvt Ltd. (Financials)	555,684
192,976	Mirvac Group REIT (Real Estate)	318,798
69,375	National Australia Bank Ltd. (Financials)	1,631,545
18,082	Newcrest Mining Ltd. (Materials)	299,421
34,484	Origin Energy Ltd. (Energy)*	243,189
132,630	QBE Insurance Group Ltd. (Financials)	1,053,156
4,313	Ramsay Health Care Ltd. (Health Care)	214,762
13,112	REA Group Ltd. (Information Technology)	786,647
110,520	Scentre Group REIT (Real Estate)	330,711
22,922	SEEK Ltd. (Industrials)	360,990

Common Stocks – (continued)
Australia – (continued)
12,714	Sonic Healthcare Ltd. (Health Care)	242,731
747,391	South32 Ltd. (Materials)	1,933,583
121,727	Stockland REIT (Real Estate)	383,217
64,841	Suncorp Group Ltd. (Financials)	685,151
33,231	Sydney Airport (Industrials)	170,650
60,342	Tabcorp Holdings Ltd. (Consumer Discretionary)	217,240
285,437	Telstra Corp. Ltd. (Telecommunication Services)	745,130
33,490	TPG Telecom Ltd. (Telecommunication Services)	159,453
46,459	Transurban Group (Industrials)	419,233
32,379	Treasury Wine Estates Ltd. (Consumer Staples)	441,548
152,748	Vicinity Centres REIT (Real Estate)	295,192
49,899	Wesfarmers Ltd. (Consumer Staples)	1,607,067
26,607	Westfield Corp. REIT (Real Estate)	181,625
103,831	Westpac Banking Corp. (Financials)	2,489,611
98,439	Woolworths Group Ltd. (Consumer Staples)	2,117,925

		50,738,998

Austria – 0.4%
5,582	ANDRITZ AG (Industrials)	324,746
7,826	Erste Group Bank AG (Financials)*	400,030
16,273	OMV AG (Energy)	934,811
35,329	Raiffeisen Bank International AG (Financials)*	1,378,418
4,869	voestalpine AG (Materials)	282,672

		3,320,677

Belgium – 0.7%
8,241	Ageas (Financials)	433,707
8,871	Anheuser-Busch InBev SA/NV (Consumer Staples)	946,492
11,198	Colruyt SA (Consumer Staples)	605,443
6,323	Groupe Bruxelles Lambert SA (Financials)	725,222
7,137	KBC Group NV (Financials)	672,869
7,747	Proximus SADP (Telecommunication Services)	249,349
3,601	Solvay SA (Materials)	496,731
7,185	Telenet Group Holding NV (Consumer Discretionary)*	494,682
2,915	UCB SA (Health Care)	242,044
13,954	Umicore SA (Materials)	791,724

		5,658,263

Canada – 8.1%
21,370	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	1,040,523
7,890	AltaGas Ltd. (Energy)	162,683
6,625	Atco Ltd., Class I (Utilities)	218,395
19,501	Bank of Montreal (Financials)	1,482,950
40,720	Bank of Nova Scotia (The) (Financials)	2,526,429
23,530	Barrick Gold Corp. (Materials)	271,412

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
11,050	BCE, Inc. (Telecommunication Services)	$482,928
53,133	Bombardier, Inc., Class B (Industrials)*	168,354
20,153	Brookfield Asset Management, Inc., Class A (Financials)	782,465
14,605	CAE, Inc. (Industrials)	269,680
68,369	Cameco Corp. (Energy)	604,001
16,121	Canadian Imperial Bank of Commerce (Financials)(a)	1,474,524
18,532	Canadian National Railway Co. (Industrials)	1,435,874
3,052	Canadian Pacific Railway Ltd. (Industrials)	546,637
2,350	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	319,832
8,614	Canadian Utilities Ltd., Class A (Utilities)	227,829
3,418	CCL Industries, Inc., Class B (Materials)	170,373
195,983	Cenovus Energy, Inc. (Energy)	1,428,557
6,225	CGI Group, Inc., Class A (Information Technology)*	364,362
62,978	CI Financial Corp. (Financials)	1,402,733
5,572	Constellation Software, Inc. (Information Technology)	3,611,853
26,067	Dollarama, Inc. (Consumer Discretionary)	3,038,285
129,600	Empire Co. Ltd., Class A (Consumer Staples)	2,403,166
14,752	Enbridge, Inc. (Energy)	469,839
1,405	Fairfax Financial Holdings Ltd. (Financials)	687,681
23,119	Finning International, Inc. (Industrials)	616,699
21,175	First Capital Realty, Inc. (Real Estate)	330,015
15,492	Fortis, Inc. (Utilities)	506,949
4,077	Franco-Nevada Corp. (Materials)	286,108
25,937	George Weston Ltd. (Consumer Staples)	2,123,581
7,996	Gildan Activewear, Inc. (Consumer Discretionary)	232,264
26,881	Great-West Lifeco, Inc. (Financials)	710,337
17,773	H&R Real Estate Investment Trust REIT (Real Estate)	277,133
95,439	Husky Energy, Inc. (Energy)*	1,261,745
15,676	Hydro One Ltd. (Utilities)(b)	251,408
12,598	IGM Financial, Inc. (Financials)	385,309
25,945	Imperial Oil Ltd. (Energy)(a)	703,624
32,828	Industrial Alliance Insurance & Financial Services, Inc. (Financials)	1,393,464
7,929	Intact Financial Corp. (Financials)	614,159
47,225	Jean Coutu Group PJC, Inc. (The), Class A (Consumer Staples)	895,224
21,143	Linamar Corp. (Consumer Discretionary)	1,159,330
28,487	Loblaw Cos. Ltd. (Consumer Staples)	1,465,535
11,949	Magna International, Inc. (Consumer Discretionary)	658,368

Common Stocks – (continued)
Canada – (continued)
69,543	Manulife Financial Corp. (Financials)	1,325,352
3,386	Methanex Corp. (Materials)	187,170
17,449	Metro, Inc. (Consumer Staples)	551,243
19,207	National Bank of Canada (Financials)	933,256
29,969	Onex Corp. (Financials)	2,202,272
7,829	Open Text Corp. (Information Technology)	275,254
9,759	Pembina Pipeline Corp. (Energy)	314,244
71,065	Power Corp. of Canada (Financials)	1,686,570
44,481	Power Financial Corp. (Financials)	1,162,925
2,834	Restaurant Brands International, Inc. (Consumer Discretionary)	166,344
14,602	RioCan Real Estate Investment Trust REIT (Real Estate)	267,687
13,919	Rogers Communications, Inc., Class B (Telecommunication Services)	628,085
57,577	Royal Bank of Canada (Financials)	4,542,443
36,622	Saputo, Inc. (Consumer Staples)	1,172,098
19,496	Shaw Communications, Inc., Class B (Consumer Discretionary)	377,945
9,326	Shopify, Inc., Class A (Information Technology)*	1,291,891
8,958	SmartCentres Real Estate Investment Trust REIT (Real Estate)	205,538
5,254	SNC-Lavalin Group, Inc. (Industrials)	228,267
25,554	Sun Life Financial, Inc. (Financials)(a)	1,054,188
29,449	Suncor Energy, Inc. (Energy)	970,793
69,859	Teck Resources Ltd., Class B (Materials)	2,000,878
9,900	TELUS Corp. (Telecommunication Services)	357,879
8,356	Thomson Reuters Corp. (Financials)	329,714
65,522	Toronto-Dominion Bank (The) (Financials)	3,784,000
11,441	TransCanada Corp. (Energy)	495,552
5,463	West Fraser Timber Co. Ltd. (Materials)	381,069

		66,355,274

Chile – 0.0%(c)
32,907	Antofagasta PLC (Materials)	394,466

China – 0.4%
278,799	BOC Hong Kong Holdings Ltd. (Financials)	1,410,865
64,256	Minth Group Ltd. (Consumer Discretionary)	380,184
1,088,180	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	1,242,130

		3,033,179

Colombia – 0.0%(c)
4,951	Millicom International Cellular SA (Telecommunication Services)	331,341

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Denmark – 1.9%
16,359	Carlsberg A/S, Class B (Consumer Staples)	$2,010,307
5,236	Chr Hansen Holding A/S (Materials)	436,562
16,068	Coloplast A/S, Class B (Health Care)	1,362,337
24,053	Danske Bank A/S (Financials)	970,031
9,423	DSV A/S (Industrials)	741,516
7,055	H Lundbeck A/S (Health Care)	370,616
8,483	ISS A/S (Industrials)	308,900
87,198	Novo Nordisk A/S, Class B (Health Care)	4,522,161
8,295	Novozymes A/S, Class B (Materials)*	428,012
12,253	Orsted A/S (Utilities)(b)	764,508
12,424	Pandora A/S (Consumer Discretionary)	1,302,477
18,331	Tryg A/S (Financials)	435,995
11,648	Vestas Wind Systems A/S (Industrials)	846,392
32,069	William Demant Holding A/S (Health Care)*	1,151,475

		15,651,289

Finland – 0.8%
6,883	Elisa OYJ (Telecommunication Services)	296,758
28,423	Fortum OYJ (Utilities)	625,724
7,291	Kone OYJ, Class B (Industrials)(a)	378,730
7,984	Neste OYJ (Energy)	586,598
3,724	Nokian Renkaat OYJ (Consumer Discretionary)	171,551
31,333	Orion OYJ, Class B (Health Care)	1,024,170
12,566	Sampo OYJ, Class A (Financials)	714,811
24,673	Stora Enso OYJ, Class R (Materials)	438,597
48,886	UPM-Kymmene OYJ (Materials)	1,683,181
3,167	Wartsila OYJ Abp (Industrials)(a)	223,801

		6,143,921

France – 10.5%
3,333	Accor SA (Consumer Discretionary)	193,092
3,230	Aeroports de Paris (Industrials)	653,952
7,337	Air Liquide SA (Materials)	923,046
13,275	Airbus SE (Industrials)	1,592,209
7,855	Alstom SA (Industrials)	331,959
3,743	Amundi SA (Financials)(b)	306,596
19,837	Arkema SA (Materials)	2,599,667
34,312	Atos SE (Information Technology)	4,540,578
65,962	AXA SA (Financials)	2,080,452
9,927	BioMerieux (Health Care)	765,192
47,114	BNP Paribas SA (Financials)	3,756,331
7,991	Bouygues SA (Industrials)	406,028
16,030	Bureau Veritas SA (Industrials)	420,542
16,769	Capgemini SE (Information Technology)	2,105,566
43,487	Carrefour SA (Consumer Staples)	1,005,088
8,512	Casino Guichard Perrachon SA (Consumer Staples)	463,230
15,801	Cie de Saint-Gobain (Industrials)	900,856
7,038	Cie Generale des Etablissements Michelin (Consumer Discretionary)	1,087,580

Common Stocks – (continued)
France – (continued)
55,819	CNP Assurances (Financials)	1,361,594
113,999	Credit Agricole SA (Financials)	1,965,315
33,370	Danone SA (Consumer Staples)	2,676,008
206	Dassault Aviation SA (Industrials)	358,531
14,694	Dassault Systemes (Information Technology)	1,904,164
14,918	Eiffage SA (Industrials)	1,621,152
16,669	Engie SA (Utilities)	261,753
11,897	Essilor International SA (Health Care)	1,564,923
11,352	Eurazeo SA (Financials)	1,086,177
17,488	Eutelsat Communications SA (Consumer Discretionary)	409,522
5,826	Faurecia (Consumer Discretionary)	492,282
3,061	Fonciere Des Regions REIT (Real Estate)	320,881
3,582	Gecina SA REIT (Real Estate)	629,542
6,040	Hermes International (Consumer Discretionary)	3,256,813
5,719	ICADE REIT (Real Estate)	554,876
734	Iliad SA (Telecommunication Services)	172,689
3,859	Imerys SA (Materials)	394,416
13,148	Ipsen SA (Health Care)	1,937,946
2,594	Kering (Consumer Discretionary)	1,227,544
9,569	Klepierre SA REIT (Real Estate)	395,992
6,101	Lagardere SCA (Consumer Discretionary)	180,074
9,128	Legrand SA (Industrials)	718,522
15,183	L’Oreal SA (Consumer Staples)	3,278,604
12,256	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	3,684,691
56,751	Natixis SA (Financials)	491,436
29,635	Orange SA (Telecommunication Services)	503,852
7,482	Pernod Ricard SA (Consumer Staples)	1,231,932
108,959	Peugeot SA (Consumer Discretionary)	2,473,783
13,000	Publicis Groupe SA (Consumer Discretionary)	983,672
4,041	Remy Cointreau SA (Consumer Staples)	551,511
63,240	Rexel SA (Industrials)	1,116,467
12,778	Safran SA (Industrials)	1,416,649
49,410	Sanofi (Health Care)	3,918,899
16,664	Schneider Electric SE (Industrials)*	1,454,810
9,603	SCOR SE (Financials)	409,814
9,803	SEB SA (Consumer Discretionary)	2,007,452
7,386	Societe BIC SA (Industrials)	776,068
37,137	Societe Generale SA (Financials)	2,134,261
2,992	Sodexo SA (Consumer Discretionary)(a)	368,934
15,063	Suez (Utilities)	208,058
2,307	Teleperformance (Industrials)	329,488
6,545	Thales SA (Industrials)	730,728
57,922	TOTAL SA (Energy)	3,318,177
19,438	Ubisoft Entertainment SA (Information Technology)*	1,612,115
1,858	Unibail-Rodamco SE REIT (Real Estate)	434,527
8,505	Valeo SA (Consumer Discretionary)	554,547

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
64,030	Veolia Environnement SA (Utilities)	$1,559,542
21,543	Vinci SA (Industrials)	2,136,678
12,351	Vivendi SA (Consumer Discretionary)	320,108
3,024	Wendel SA (Financials)	525,941

		86,155,424

Germany – 7.5%
3,224	1&1 Drillisch AG (Telecommunication Services)	249,495
15,687	adidas AG (Consumer Discretionary)	3,493,623
17,850	Allianz SE (Financials)	4,180,422
7,989	Axel Springer SE (Consumer Discretionary)	721,040
24,452	BASF SE (Materials)	2,576,996
32,775	Bayer AG (Health Care)	3,846,703
3,661	Bayerische Motoren Werke AG (Consumer Discretionary)	387,664
20,889	Beiersdorf AG (Consumer Staples)	2,296,012
7,285	Brenntag AG (Industrials)	457,408
39,414	Commerzbank AG (Financials)*	612,332
2,704	Continental AG (Consumer Discretionary)	744,344
9,171	Covestro AG (Materials)(b)	1,044,046
15,660	Daimler AG (Consumer Discretionary)	1,345,958
17,497	Deutsche Boerse AG (Financials)	2,335,688
81,473	Deutsche Lufthansa AG (Industrials)	2,744,560
78,424	Deutsche Post AG (Industrials)	3,600,261
118,960	Deutsche Telekom AG (Telecommunication Services)	1,923,889
8,955	Deutsche Wohnen SE (Real Estate)	370,801
80,835	E.ON SE (Utilities)	824,216
7,518	Evonik Industries AG (Materials)	279,023
7,016	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	719,992
10,957	Fresenius Medical Care AG & Co KGaA (Health Care)	1,163,979
18,397	Fresenius SE & Co KGaA (Health Care)	1,505,584
3,288	Hannover Rueck SE (Financials)	448,743
8,491	HeidelbergCement AG (Materials)	856,860
7,077	Henkel AG & Co KGaA (Consumer Staples)	853,221
4,178	HOCHTIEF AG (Industrials)	705,755
21,022	HUGO BOSS AG (Consumer Discretionary)	1,880,913
30,313	Infineon Technologies AG (Information Technology)	828,156
5,452	KION Group AG (Industrials)	468,659
2,465	LANXESS AG (Materials)	206,242
2,750	Linde AG (Materials)*	618,317
4,143	MAN SE (Industrials)	472,962
13,131	Merck KGaA (Health Care)	1,316,772
25,830	METRO AG (Consumer Staples)	505,475
2,761	MTU Aero Engines AG (Industrials)	463,362
2,828	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	634,992

Common Stocks – (continued)
Germany – (continued)
6,161	OSRAM Licht AG (Industrials)	490,531
18,951	ProSiebenSat.1 Media SE (Consumer Discretionary)	752,116
23,408	RWE AG (Utilities)*	468,499
33,603	SAP SE (Information Technology)	3,532,814
20,306	Siemens AG (Industrials)	2,685,649
5,820	Symrise AG (Materials)	474,739
86,825	Telefonica Deutschland Holding AG (Telecommunication Services)	401,346
28,995	TUI AG (Consumer Discretionary)	617,040
19,853	Uniper SE (Utilities)	603,648
7,158	United Internet AG (Information Technology)	488,545
18,933	Vonovia SE (Real Estate)	867,091
5,505	Wirecard AG (Information Technology)	662,823
26,044	Zalando SE (Consumer Discretionary)*(b)	1,489,759

		61,219,065

Hong Kong – 3.3%
371,259	AIA Group Ltd. (Financials)	3,109,916
32,930	ASM Pacific Technology Ltd. (Information Technology)	473,416
40,101	Bank of East Asia Ltd. (The) (Financials)	176,540
69,155	CK Asset Holdings Ltd. (Real Estate)	598,289
30,399	CK Hutchison Holdings Ltd. (Industrials)	380,701
27,792	CK Infrastructure Holdings Ltd. (Utilities)	233,337
62,918	CLP Holdings Ltd. (Utilities)	635,990
280,479	First Pacific Co. Ltd. (Financials)	175,270
80,609	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	705,624
67,938	Hang Lung Group Ltd. (Real Estate)	230,069
85,189	Hang Lung Properties Ltd. (Real Estate)	203,575
38,969	Hang Seng Bank Ltd. (Financials)	968,586
61,440	Henderson Land Development Co. Ltd. (Real Estate)	400,424
376,736	HK Electric Investments & HK Electric Investments Ltd. (Utilities)(b)	353,372
280,275	HKT Trust & HKT Ltd. (Telecommunication Services)	358,165
308,615	Hong Kong & China Gas Co. Ltd. (Utilities)	610,502
61,594	Hong Kong Exchanges & Clearing Ltd. (Financials)	2,235,403
1,592,252	Hutchison Port Holdings Trust, Class U (Industrials)	581,172
6,614	Jardine Matheson Holdings Ltd. (Industrials)	430,902
10,611	Jardine Strategic Holdings Ltd. (Industrials)	422,636
115,443	Kerry Properties Ltd. (Real Estate)	524,453

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
351,320	Kingston Financial Group Ltd. (Financials)	$212,355
79,578	Link REIT (Real Estate)	680,328
10,224	Melco Resorts & Entertainment Ltd. ADR (Consumer Discretionary)	280,649
93,912	MTR Corp. Ltd. (Industrials)	498,045
125,865	New World Development Co. Ltd. (Real Estate)	191,726
374,616	NWS Holdings Ltd. (Industrials)	706,597
1,894,919	PCCW Ltd. (Telecommunication Services)	1,080,002
30,753	Power Assets Holdings Ltd. (Utilities)	261,538
39,036	Sands China Ltd. (Consumer Discretionary)	220,239
163,262	Shangri-La Asia Ltd. (Consumer Discretionary)	367,612
1,954,211	SJM Holdings Ltd. (Consumer Discretionary)	1,875,471
52,908	Sun Hung Kai Properties Ltd. (Real Estate)	883,682
66,966	Swire Pacific Ltd., Class A (Real Estate)	677,764
68,409	Swire Properties Ltd. (Real Estate)	233,849
104,252	Techtronic Industries Co. Ltd. (Consumer Discretionary)	654,131
1,925,631	WH Group Ltd. (Consumer Staples)(b)	2,386,953
87,929	Wharf Holdings Ltd. (The) (Real Estate)	329,229
63,180	Wharf Real Estate Investment Co. Ltd. (Real Estate)*	429,527
207,695	Wheelock & Co. Ltd. (Real Estate)	1,514,191

		27,292,230

Ireland – 0.4%
79,226	Bank of Ireland Group PLC (Financials)*	744,036
24,887	CRH PLC (Materials)	827,738
28,390	James Hardie Industries PLC CDI (Materials)	505,509
8,376	Kerry Group PLC, Class A (Consumer Staples)	837,184

		2,914,467

Israel – 0.9%
87,330	Bank Hapoalim BM (Financials)	625,842
149,855	Bank Leumi Le-Israel BM (Financials)	909,166
431,649	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	662,154
5,723	Check Point Software Technologies Ltd. (Information Technology)*	594,563
2,923	Elbit Systems Ltd. (Industrials)	417,938
5,410	Frutarom Industries Ltd. (Materials)	498,252
22,830	Mizrahi Tefahot Bank Ltd. (Financials)	423,280

Common Stocks – (continued)
Israel – (continued)
10,788	Nice Ltd. (Information Technology)*	1,052,548
132,018	Teva Pharmaceutical Industries Ltd. ADR (Health Care)	2,471,377

		7,655,120

Italy – 2.1%
32,839	Assicurazioni Generali SpA (Financials)	618,404
15,321	Atlantia SpA (Industrials)	474,257
70,077	Davide Campari-Milano SpA (Consumer Staples)	504,270
213,930	Enel SpA (Utilities)	1,246,936
35,073	Eni SpA (Energy)	586,641
12,806	Ferrari NV (Consumer Discretionary)	1,600,932
439,729	Intesa Sanpaolo SpA (Financials)	1,660,433
135,915	Intesa Sanpaolo SpA-RSP (Financials)	543,059
36,916	Luxottica Group SpA (Consumer Discretionary)	2,222,415
13,620	Mediobanca Banca di Credito Finanziario SpA (Financials)	163,691
29,969	Poste Italiane SpA (Financials)(b)	258,128
54,742	Prysmian SpA (Industrials)	1,730,578
18,647	Recordati SpA (Health Care)	669,776
88,522	Snam SpA (Energy)	397,423
1,524,837	Telecom Italia SpA (Telecommunication Services)*	1,376,228
1,864,714	Telecom Italia SpA-RSP (Telecommunication Services)	1,425,986
76,756	Terna Rete Elettrica Nazionale SpA (Utilities)	426,886
7,746	UniCredit SpA (Financials)*	164,820
328,089	UnipolSai Assicurazioni SpA (Financials)	791,705

		16,862,568

Japan – 22.7%
8,366	ABC-Mart, Inc. (Consumer Discretionary)	533,141
21,091	Aeon Co. Ltd. (Consumer Staples)(a)	357,068
8,063	Aeon Mall Co. Ltd. (Real Estate)	169,036
12,316	Ajinomoto Co., Inc. (Consumer Staples)	225,879
48,801	Alfresa Holdings Corp. (Health Care)	1,101,744
11,925	ANA Holdings, Inc. (Industrials)	480,889
8,095	Aozora Bank Ltd. (Financials)	333,419
22,492	Asahi Group Holdings Ltd. (Consumer Staples)	1,157,430
44,418	Asahi Kasei Corp. (Materials)	575,908
29,548	Asics Corp. (Consumer Discretionary)(a)	473,244
136,624	Astellas Pharma, Inc. (Health Care)	2,023,656
35,440	Bandai Namco Holdings, Inc. (Consumer Discretionary)	1,150,833
4,681	Bank of Kyoto Ltd. (The) (Financials)	261,896
19,133	Benesse Holdings, Inc. (Consumer Discretionary)	691,230

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
21,775	Bridgestone Corp. (Consumer Discretionary)	$975,850
54,799	Brother Industries Ltd. (Information Technology)	1,379,412
40,742	Calbee, Inc. (Consumer Staples)(a)	1,366,912
49,527	Canon, Inc. (Information Technology)	1,901,154
15,992	Casio Computer Co. Ltd. (Consumer Discretionary)	237,846
3,327	Central Japan Railway Co. (Industrials)	622,029
23,893	Chubu Electric Power Co., Inc. (Utilities)	327,030
7,832	Chugai Pharmaceutical Co. Ltd. (Health Care)	407,362
15,046	Chugoku Electric Power Co., Inc. (The) (Utilities)	176,398
22,989	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	876,859
11,275	Dai Nippon Printing Co. Ltd. (Industrials)	237,852
8,410	Daifuku Co. Ltd. (Industrials)	556,437
10,620	Dai-ichi Life Holdings, Inc. (Financials)	212,191
25,291	Daiichi Sankyo Co. Ltd. (Health Care)	902,564
7,600	Daikin Industries Ltd. (Industrials)	900,989
7,081	Daito Trust Construction Co. Ltd. (Real Estate)	1,177,899
13,575	Daiwa House Industry Co. Ltd. (Real Estate)	505,954
156	Daiwa House REIT Investment Corp. REIT (Real Estate)	375,874
30,355	Daiwa Securities Group, Inc. (Financials)	203,912
16,732	DeNA Co. Ltd. (Information Technology)	306,556
10,556	Denso Corp. (Consumer Discretionary)	621,756
2,351	Disco Corp. (Information Technology)	555,445
5,856	Don Quijote Holdings Co. Ltd. (Consumer Discretionary)	329,830
4,791	East Japan Railway Co. (Industrials)	451,689
9,226	Eisai Co. Ltd. (Health Care)	492,491
16,769	Electric Power Development Co. Ltd. (Utilities)	427,770
5,235	FamilyMart UNY Holdings Co. Ltd. (Consumer Staples)(a)	396,899
4,006	FANUC Corp. (Industrials)	1,025,293
4,991	Fast Retailing Co. Ltd. (Consumer Discretionary)	1,991,161
22,754	Fuji Electric Co. Ltd. (Industrials)	174,432
36,068	FUJIFILM Holdings Corp. (Information Technology)	1,513,298
198,184	Fujitsu Ltd. (Information Technology)	1,195,920
19,879	Hakuhodo DY Holdings, Inc. (Consumer Discretionary)	289,136
9,658	Hankyu Hanshin Holdings, Inc. (Industrials)	362,045
14,724	Hikari Tsushin, Inc. (Consumer Discretionary)	2,136,053

Common Stocks – (continued)
Japan – (continued)
4,702	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	341,066
22,774	Hitachi Construction Machinery Co. Ltd. (Industrials)	980,709
179,604	Hitachi Ltd. (Information Technology)	1,376,843
64,676	Honda Motor Co. Ltd. (Consumer Discretionary)	2,354,775
2,223	Hoshizaki Corp. (Industrials)	201,665
35,295	Hoya Corp. (Health Care)	1,875,807
14,876	Hulic Co. Ltd. (Real Estate)	166,458
17,613	Idemitsu Kosan Co. Ltd. (Energy)	680,883
51,647	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	610,829
103,457	ITOCHU Corp. (Industrials)	2,003,113
9,529	Japan Airlines Co. Ltd. (Industrials)	365,157
6,801	Japan Airport Terminal Co. Ltd. (Industrials)	258,133
13,518	Japan Exchange Group, Inc. (Financials)	235,129
18,255	Japan Post Bank Co. Ltd. (Financials)	250,802
28,080	Japan Post Holdings Co. Ltd. (Financials)	339,734
225	Japan Prime Realty Investment Corp. REIT (Real Estate)	775,971
173	Japan Retail Fund Investment Corp. REIT (Real Estate)	332,851
22,988	Japan Tobacco, Inc. (Consumer Staples)	656,646
7,298	JFE Holdings, Inc. (Materials)	170,131
165,922	JXTG Holdings, Inc. (Energy)	1,020,054
61,986	Kajima Corp. (Industrials)	593,690
100,049	Kakaku.com, Inc. (Information Technology)	1,707,410
17,899	Kamigumi Co. Ltd. (Industrials)	394,028
95,290	Kansai Electric Power Co., Inc. (The) (Utilities)	1,165,395
9,391	Kansai Paint Co. Ltd. (Materials)	237,624
41,870	Kao Corp. (Consumer Staples)	3,081,048
30,611	KDDI Corp. (Telecommunication Services)	756,059
9,098	Keihan Holdings Co. Ltd. (Industrials)	286,058
10,060	Keikyu Corp. (Industrials)	180,826
5,372	Keio Corp. (Industrials)	236,367
7,104	Keisei Electric Railway Co. Ltd. (Industrials)	233,016
2,714	Keyence Corp. (Information Technology)	1,660,117
11,495	Kikkoman Corp. (Consumer Staples)	458,917
7,813	Kintetsu Group Holdings Co. Ltd. (Industrials)	301,669
39,673	Kirin Holdings Co. Ltd. (Consumer Staples)	1,033,048
54,238	Kobe Steel Ltd. (Materials)*	604,875
4,410	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	307,900
20,520	Komatsu Ltd. (Industrials)	753,070
4,181	Konami Holdings Corp. (Information Technology)	221,383

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
128,768	Konica Minolta, Inc. (Information Technology)	$1,195,905
14,718	Kose Corp. (Consumer Staples)	2,777,944
9,851	Kubota Corp. (Industrials)	179,747
17,083	Kuraray Co. Ltd. (Materials)	300,019
12,513	Kurita Water Industries Ltd. (Industrials)	386,395
3,981	Kyocera Corp. (Information Technology)	237,021
18,709	Lawson, Inc. (Consumer Staples)(a)	1,225,584
18,997	LINE Corp. (Information Technology)*	773,553
70,105	Lion Corp. (Consumer Staples)	1,323,852
37,894	M3, Inc. (Health Care)	1,484,438
8,194	Makita Corp. (Industrials)	389,331
162,711	Marubeni Corp. (Industrials)	1,249,934
9,038	Maruichi Steel Tube Ltd. (Materials)	285,442
102,293	Mazda Motor Corp. (Consumer Discretionary)	1,434,623
15,576	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	697,019
15,553	Medipal Holdings Corp. (Health Care)	319,208
22,567	MEIJI Holdings Co. Ltd. (Consumer Staples)	1,655,964
17,315	MINEBEA MITSUMI, Inc. (Industrials)	399,184
38,707	MISUMI Group, Inc. (Industrials)	1,124,518
158,898	Mitsubishi Chemical Holdings Corp. (Materials)	1,629,112
64,025	Mitsubishi Corp. (Industrials)	1,809,656
43,799	Mitsubishi Electric Corp. (Industrials)	745,820
13,591	Mitsubishi Estate Co. Ltd. (Real Estate)	238,882
10,041	Mitsubishi Tanabe Pharma Corp. (Health Care)	215,961
314,445	Mitsubishi UFJ Financial Group, Inc. (Financials)	2,246,394
160,022	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	1,024,273
79,510	Mitsui & Co. Ltd. (Industrials)	1,454,138
9,506	Mitsui Chemicals, Inc. (Materials)	292,650
7,355	Mitsui Fudosan Co. Ltd. (Real Estate)	177,697
35,221	Mixi, Inc. (Information Technology)	1,430,889
892,589	Mizuho Financial Group, Inc. (Financials)	1,667,984
3,216	Murata Manufacturing Co. Ltd. (Information Technology)	451,635
7,629	Nabtesco Corp. (Industrials)	332,100
23,394	Nagoya Railroad Co. Ltd. (Industrials)	599,183
56,871	NEC Corp. (Information Technology)	1,737,496
14,805	Nexon Co. Ltd. (Information Technology)*	538,338
11,736	NH Foods Ltd. (Consumer Staples)	264,515
5,904	Nidec Corp. (Industrials)	954,998
53,021	Nikon Corp. (Consumer Discretionary)	1,084,221
2,096	Nintendo Co. Ltd. (Information Technology)	964,076
8,717	Nippon Electric Glass Co. Ltd. (Information Technology)	265,909

Common Stocks – (continued)
Japan – (continued)
9,707	Nippon Express Co. Ltd. (Industrials)	654,987
175	Nippon Prologis REIT, Inc. (Real Estate)	396,889
34,524	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,611,907
7,894	Nissan Chemical Industries Ltd. (Materials)	315,153
38,787	Nissan Motor Co. Ltd. (Consumer Discretionary)	408,935
20,395	Nisshin Seifun Group, Inc. (Consumer Staples)	405,587
5,797	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	397,676
16,154	Nitori Holdings Co. Ltd. (Consumer Discretionary)	2,727,279
2,254	Nitto Denko Corp. (Materials)	188,064
6,726	Nomura Real Estate Holdings, Inc. (Real Estate)	163,131
288	Nomura Real Estate Master Fund, Inc., Class (Real Estate)	395,138
7,897	Nomura Research Institute Ltd. (Information Technology)	356,717
64,046	NTT Data Corp. (Information Technology)	667,440
47,477	NTT DOCOMO, Inc. (Telecommunication Services)	1,221,352
39,107	Obayashi Corp. (Industrials)	444,927
6,387	Obic Co. Ltd. (Information Technology)	535,118
12,716	Odakyu Electric Railway Co. Ltd. (Industrials)	260,028
92,341	Oji Holdings Corp. (Materials)	607,501
14,392	Olympus Corp. (Health Care)	580,644
18,432	Omron Corp. (Information Technology)	1,098,613
13,559	Oracle Corp. Japan (Information Technology)	1,057,222
9,239	Oriental Land Co. Ltd. (Consumer Discretionary)	902,211
46,111	ORIX Corp. (Financials)	825,379
25,180	Osaka Gas Co. Ltd. (Utilities)	499,801
5,183	Otsuka Corp. (Information Technology)	484,275
10,539	Otsuka Holdings Co. Ltd. (Health Care)	531,765
62,493	Panasonic Corp. (Consumer Discretionary)	982,447
8,456	Park24 Co. Ltd. (Industrials)	203,980
35,320	Persol Holdings Co. Ltd. (Industrials)	910,598
56,238	Pola Orbis Holdings, Inc. (Consumer Staples)	2,379,594
110,542	Recruit Holdings Co. Ltd. (Industrials)	2,685,206
87,857	Resona Holdings, Inc. (Financials)	503,898
2,383	Rinnai Corp. (Consumer Discretionary)	214,616
4,027	Rohm Co. Ltd. (Information Technology)	429,099
5,742	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	1,972,207
6,244	Sankyo Co. Ltd. (Consumer Discretionary)	224,703

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
28,772	SBI Holdings, Inc. (Financials)	$668,439
5,531	Secom Co. Ltd. (Industrials)	398,089
24,171	Sega Sammy Holdings, Inc. (Consumer Discretionary)	353,147
9,183	Seiko Epson Corp. (Information Technology)	176,767
28,936	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	549,135
14,816	Sekisui House Ltd. (Consumer Discretionary)	260,899
27,538	Seven & i Holdings Co. Ltd. (Consumer Staples)	1,151,277
17,420	Sharp Corp. (Consumer Discretionary)*(a)	612,202
20,390	Shimadzu Corp. (Information Technology)	526,446
5,266	Shimamura Co. Ltd. (Consumer Discretionary)	628,732
1,738	Shimano, Inc. (Consumer Discretionary)	252,137
23,885	Shimizu Corp. (Industrials)	223,394
9,244	Shin-Etsu Chemical Co. Ltd. (Materials)	985,432
19,048	Shinsei Bank Ltd. (Financials)	302,754
13,096	Shionogi & Co. Ltd. (Health Care)	686,188
58,919	Shiseido Co. Ltd. (Consumer Staples)	3,567,552
12,966	Showa Shell Sekiyu KK (Energy)	169,267
1,399	SMC Corp. (Industrials)	590,384
5,686	SoftBank Group Corp. (Telecommunication Services)	473,989
5,326	Sohgo Security Services Co. Ltd. (Industrials)	252,561
38,609	Sony Corp. (Consumer Discretionary)	1,969,075
9,826	Stanley Electric Co. Ltd. (Consumer Discretionary)	388,141
91,097	Start Today Co. Ltd. (Consumer Discretionary)	2,376,778
14,342	Subaru Corp. (Consumer Discretionary)	508,062
13,460	SUMCO Corp. (Information Technology)	363,668
86,235	Sumitomo Chemical Co. Ltd. (Materials)	540,661
80,624	Sumitomo Corp. (Industrials)	1,427,288
32,435	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	499,421
16,241	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	258,444
9,619	Sumitomo Metal Mining Co. Ltd. (Materials)	453,613
41,576	Sumitomo Mitsui Financial Group, Inc. (Financials)	1,825,830
4,527	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	183,744
4,534	Sumitomo Realty & Development Co. Ltd. (Real Estate)	165,757
20,888	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	402,863
18,712	Sundrug Co. Ltd. (Consumer Staples)	867,165
20,178	Suntory Beverage & Food Ltd. (Consumer Staples)	941,722
35,200	Suzuken Co. Ltd. (Health Care)	1,444,881

Common Stocks – (continued)
Japan – (continued)
10,540	Suzuki Motor Corp. (Consumer Discretionary)	607,083
21,495	Sysmex Corp. (Health Care)	1,794,859
6,580	Taiheiyo Cement Corp. (Materials)	246,661
12,335	Taisei Corp. (Industrials)	630,015
3,922	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	359,469
18,519	Takashimaya Co. Ltd. (Consumer Discretionary)	188,999
20,599	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,179,899
20,307	Teijin Ltd. (Materials)	402,886
10,892	Terumo Corp. (Health Care)	588,977
6,975	THK Co. Ltd. (Industrials)	305,918
12,728	Tobu Railway Co. Ltd. (Industrials)	394,824
7,730	Toho Co. Ltd. (Consumer Discretionary)	251,738
7,197	Toho Gas Co. Ltd. (Utilities)	211,786
26,120	Tohoku Electric Power Co., Inc. (Utilities)	343,681
9,770	Tokio Marine Holdings, Inc. (Financials)	454,691
307,339	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	1,186,670
7,440	Tokyo Electron Ltd. (Information Technology)	1,468,407
9,934	Tokyo Gas Co. Ltd. (Utilities)	249,967
18,978	Tokyu Corp. (Industrials)	304,665
191,725	Tokyu Fudosan Holdings Corp. (Real Estate)	1,423,047
35,118	Toppan Printing Co. Ltd. (Industrials)	302,455
40,735	Toray Industries, Inc. (Materials)	414,584
93,851	Toshiba Corp. (Industrials)*	278,813
24,614	Tosoh Corp. (Materials)	519,015
7,021	TOTO Ltd. (Industrials)	372,418
12,679	Toyo Seikan Group Holdings Ltd. (Materials)	189,523
8,278	Toyo Suisan Kaisha Ltd. (Consumer Staples)	325,053
7,042	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	172,115
50,386	Toyota Motor Corp. (Consumer Discretionary)	3,416,360
13,572	Toyota Tsusho Corp. (Industrials)	508,131
5,224	Trend Micro, Inc. (Information Technology)	297,661
6,604	Tsuruha Holdings, Inc. (Consumer Staples)	960,537
25,187	Unicharm Corp. (Consumer Staples)	708,838
252	United Urban Investment Corp. REIT (Real Estate)	398,647
13,360	USS Co Ltd. (Consumer Discretionary)	276,953
7,612	West Japan Railway Co. (Industrials)	530,818
6,443	Yakult Honsha Co. Ltd. (Consumer Staples)	463,126
112,428	Yamada Denki Co. Ltd. (Consumer Discretionary)	713,310

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
20,964	Yamaguchi Financial Group, Inc. (Financials)	$255,014
6,286	Yamaha Corp. (Consumer Discretionary)	278,645
5,908	Yamaha Motor Co. Ltd. (Consumer Discretionary)	188,527
105,284	Yamazaki Baking Co. Ltd. (Consumer Staples)	2,065,127
16,107	Yaskawa Electric Corp. (Information Technology)	756,254
18,792	Yokogawa Electric Corp. (Information Technology)	383,571
24,818	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	616,583

		185,600,846

Luxembourg – 0.4%
43,043	ArcelorMittal (Materials)*	1,483,052
697	Eurofins Scientific SE (Health Care)	394,105
12,989	RTL Group SA (Consumer Discretionary)	1,142,211

		3,019,368

Macau – 0.1%
55,876	MGM China Holdings Ltd. (Consumer Discretionary)	164,587
115,881	Wynn Macau Ltd. (Consumer Discretionary)	407,234

		571,821

Mexico – 0.0%(c)
9,577	Fresnillo PLC (Materials)	160,921

Netherlands – 3.6%
19,766	ABN AMRO Group NV (Financials)(b)	617,155
94,350	Aegon NV (Financials)	659,604
6,481	Akzo Nobel NV (Materials)	630,467
9,537	ASML Holding NV (Information Technology)	1,876,211
20,829	Boskalis Westminster (Industrials)	787,527
18,146	EXOR NV (Financials)	1,325,694
20,615	Heineken Holding NV (Consumer Staples)	2,055,448
10,750	Heineken NV (Consumer Staples)	1,121,536
117,452	ING Groep NV (Financials)	2,073,979
117,298	Koninklijke Ahold Delhaize NV (Consumer Staples)	2,646,943
6,995	Koninklijke DSM NV (Materials)	726,368
113,096	Koninklijke KPN NV (Telecommunication Services)	354,500
41,166	Koninklijke Philips NV (Health Care)	1,583,062
33,464	NN Group NV (Financials)	1,500,337
15,776	NXP Semiconductors NV (Information Technology)*	1,966,636
20,889	Randstad Holding NV (Industrials)	1,499,593
112,878	Royal Dutch Shell PLC, Class A (Energy)	3,578,723

Common Stocks – (continued)
Netherlands – (continued)
87,484	Royal Dutch Shell PLC, Class B (Energy)	2,797,731
26,389	Wolters Kluwer NV (Industrials)	1,341,486

		29,143,000

New Zealand – 0.1%
61,270	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	610,681
104,119	Mercury NZ Ltd. (Utilities)	238,384
79,093	Meridian Energy Ltd. (Utilities)	159,950

		1,009,015

Norway – 0.6%
31,634	DNB ASA (Financials)	628,501
25,098	Gjensidige Forsikring ASA (Financials)	460,140
40,540	Marine Harvest ASA (Consumer Staples)(a)	789,767
98,567	Norsk Hydro ASA (Materials)	670,352
48,647	Orkla ASA (Consumer Staples)	534,265
37,572	Schibsted ASA, Class B (Consumer Discretionary)	922,258
11,988	Statoil ASA (Energy)(a)	277,011
24,765	Telenor ASA (Telecommunication Services)	560,008

		4,842,302

Portugal – 0.2%
106,398	EDP – Energias de Portugal SA (Utilities)	357,253
15,353	Galp Energia SGPS SA (Energy)	278,445
52,141	Jeronimo Martins SGPS SA (Consumer Staples)	1,084,910

		1,720,608

Singapore – 1.5%
122,219	Ascendas Real Estate Investment Trust REIT (Real Estate)	244,835
285,589	CapitaLand Commercial Trust REIT (Real Estate)	373,488
133,356	CapitaLand Mall Trust REIT (Real Estate)	203,636
31,005	City Developments Ltd. (Real Estate)	299,069
100,455	DBS Group Holdings Ltd. (Financials)	2,179,430
251,667	Genting Singapore PLC (Consumer Discretionary)	220,685
31,250	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	878,076
27,835	Keppel Corp. Ltd. (Industrials)	168,754
229,402	Oversea-Chinese Banking Corp. Ltd. (Financials)	2,264,799
19,394	Singapore Airlines Ltd. (Industrials)	162,588
346,785	Singapore Exchange Ltd. (Financials)	1,979,232
120,816	Singapore Telecommunications Ltd. (Telecommunication Services)	308,696
463,724	StarHub Ltd. (Telecommunication Services)	876,373

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
222,665	Suntec Real Estate Investment Trust REIT (Real Estate)	$333,278
64,883	United Overseas Bank Ltd. (Financials)	1,367,946
56,262	UOL Group Ltd. (Real Estate)	362,363

		12,223,248

South Africa – 0.3%
49,888	Investec PLC (Financials)	436,488
159,778	Mediclinic International PLC (Health Care)	1,302,849
25,814	Mondi PLC (Materials)	676,500

		2,415,837

Spain – 2.7%
40,675	Abertis Infraestructuras SA (Industrials)	972,342
43,861	ACS Actividades de Construccion y Servicios SA (Industrials)	1,515,516
4,720	Aena SME SA (Industrials)(b)	965,119
36,220	Amadeus IT Group SA (Information Technology)	2,675,283
123,259	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,035,794
409,718	Banco de Sabadell SA (Financials)	862,254
501,803	Banco Santander SA (Financials)	3,468,342
26,298	Bankinter SA (Financials)	290,850
111,327	CaixaBank SA (Financials)	544,749
14,206	Enagas SA (Energy)	371,131
15,428	Endesa SA (Utilities)	325,530
16,107	Ferrovial SA (Industrials)	348,992
12,512	Gas Natural SDG SA (Utilities)	287,122
16,807	Grifols SA (Health Care)	462,860
109,839	Iberdrola SA (Utilities)	813,972
71,445	Industria de Diseno Textil SA (Consumer Discretionary)	2,174,963
274,157	Mapfre SA (Financials)	926,221
17,311	Red Electrica Corp. SA (Utilities)	337,814
136,487	Repsol SA (Energy)	2,447,889
90,631	Telefonica SA (Telecommunication Services)	883,531

		21,710,274

Sweden – 2.4%
18,310	Alfa Laval AB (Industrials)	442,640
22,039	Assa Abloy AB, Class B (Industrials)	494,351
32,234	Atlas Copco AB, Class A (Industrials)	1,381,485
13,081	Atlas Copco AB, Class B (Industrials)	498,895
25,005	Boliden AB (Materials)	889,986
30,705	Electrolux AB, Series B (Consumer Discretionary)	1,013,556
10,043	Essity AB, Class B (Consumer Staples)*	276,363
30,137	Getinge AB, Class B (Health Care)	380,464
90,719	Hennes & Mauritz AB, Class B (Consumer Discretionary)	1,504,629
9,695	Hexagon AB, Class B (Information Technology)	569,496
35,973	Husqvarna AB, Class B (Consumer Discretionary)	385,281

Common Stocks – (continued)
Sweden – (continued)
10,180	ICA Gruppen AB (Consumer Staples)(a)	364,295
36,004	Industrivarden AB, Class C (Financials)	864,956
21,864	Investor AB, Class B (Financials)	989,824
10,665	Kinnevik AB, Class B (Financials)	391,434
8,534	L E Lundbergforetagen AB, Class B (Financials)	640,140
71,756	Nordea Bank AB (Financials)	818,930
42,595	Sandvik AB (Industrials)	794,270
71,377	Securitas AB, Class B (Industrials)	1,231,039
46,899	Skandinaviska Enskilda Banken AB, Class A (Financials)	554,264
11,094	Skanska AB, Class B (Industrials)	221,800
10,838	SKF AB, Class B (Industrials)	228,193
34,222	Svenska Handelsbanken AB, Class A (Financials)	471,686
24,989	Swedbank AB, Class A (Financials)	630,342
26,756	Swedish Match AB (Consumer Staples)	1,141,865
25,206	Tele2 AB, Class B (Telecommunication Services)	299,594
161,685	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,088,112
100,314	Telia Co. AB (Telecommunication Services)	476,175
38,888	Volvo AB, Class B (Industrials)	736,645

		19,780,710

Switzerland – 8.0%
66,248	ABB Ltd. (Industrials)	1,616,506
12,018	Adecco Group AG (Industrials)	969,782
4,261	Baloise Holding AG (Financials)	672,706
557	Barry Callebaut AG (Consumer Staples)	1,100,385
178	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	1,066,060
11,427	Cie Financiere Richemont SA (Consumer Discretionary)	1,006,732
21,749	Clariant AG (Materials)*	545,422
51,884	Coca-Cola HBC AG (Consumer Staples)*	1,704,999
22,703	Credit Suisse Group AG (Financials)*	421,845
2,266	Dufry AG (Consumer Discretionary)*	326,574
1,007	EMS-Chemie Holding AG (Materials)	645,724
36,612	Ferguson PLC (Industrials)	2,595,945
1,178	Geberit AG (Industrials)	533,749
327	Givaudan SA (Materials)	746,351
480,044	Glencore PLC (Materials)*	2,555,431
6,828	Julius Baer Group Ltd. (Financials)*	445,061
15,542	Kuehne + Nagel International AG (Industrials)	2,544,148
5,066	LafargeHolcim Ltd. (Materials)*	296,868
1,939	Lonza Group AG (Health Care)*	494,060
129,446	Nestle SA (Consumer Staples)	10,311,301
85,902	Novartis AG (Health Care)	7,195,389
10,381	Pargesa Holding SA (Financials)	920,510
4,752	Partners Group Holding AG (Financials)	3,454,446
30,256	Roche Holding AG (Health Care)	7,020,941
1,898	Schindler Holding AG (Industrials)	430,191

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
2,580	Schindler Holding AG Participation Certificates (Industrials)	$604,971
671	SGS SA (Industrials)	1,709,007
157	Sika AG (Materials)	1,292,482
6,815	Sonova Holding AG (Health Care)	1,070,151
90,476	STMicroelectronics NV (Information Technology)	2,076,770
2,155	Straumann Holding AG (Health Care)	1,460,534
3,310	Swatch Group AG (The) – Bearer (Consumer Discretionary)	1,400,284
12,982	Swatch Group AG (The) – Registered (Consumer Discretionary)	1,044,687
3,193	Swiss Life Holding AG (Financials)*	1,158,879
4,758	Swiss Prime Site AG (Real Estate)*	445,063
5,762	Swiss Re AG (Financials)	588,364
974	Swisscom AG (Telecommunication Services)	527,684
77,405	UBS Group AG (Financials)*	1,480,036
3,678	Zurich Insurance Group AG (Financials)	1,214,260

		65,694,298

United Kingdom – 12.9%
179,166	3i Group PLC (Financials)	2,319,534
91,422	Admiral Group PLC (Financials)	2,321,551
142,269	Anglo American PLC (Materials)	3,490,429
19,558	Ashtead Group PLC (Industrials)	569,681
17,891	Associated British Foods PLC (Consumer Staples)	648,571
42,712	AstraZeneca PLC (Health Care)	2,810,124
373,378	Auto Trader Group PLC (Information Technology)(b)	1,877,776
93,163	Aviva PLC (Financials)	649,012
50,749	BAE Systems PLC (Industrials)	405,143
152,406	Barclays PLC (Financials)	448,335
132,962	Barratt Developments PLC (Consumer Discretionary)	987,458
16,999	Berkeley Group Holdings PLC (Consumer Discretionary)	902,687
501,176	BP PLC (Energy)	3,281,128
61,185	British American Tobacco PLC (Consumer Staples)	3,621,270
35,395	British Land Co. PLC (The) REIT (Real Estate)	306,270
121,702	BT Group PLC (Telecommunication Services)	402,114
14,535	Bunzl PLC (Industrials)	391,529
106,066	Burberry Group PLC (Consumer Discretionary)	2,241,105
66,700	Capita PLC (Industrials)	161,886
612,081	Centrica PLC (Utilities)	1,206,000
49,734	CNH Industrial NV (Industrials)	676,035
13,348	Coca-Cola European Partners PLC (Consumer Staples)	507,491
72,776	Compass Group PLC (Consumer Discretionary)	1,550,243
13,110	Croda International PLC (Materials)	834,901

Common Stocks – (continued)
United Kingdom – (continued)
4,723	DCC PLC (Industrials)	431,779
67,855	Diageo PLC (Consumer Staples)	2,299,954
69,482	Direct Line Insurance Group PLC (Financials)	366,477
29,421	easyJet PLC (Industrials)*	680,629
22,185	Experian PLC (Industrials)	475,632
156,739	Fiat Chrysler Automobiles NV (Consumer Discretionary)*	3,359,183
158,996	GlaxoSmithKline PLC (Health Care)	2,863,719
52,432	Hammerson PLC REIT (Real Estate)	322,928
107,978	Hargreaves Lansdown PLC (Financials)	2,567,157
629,392	HSBC Holdings PLC (Financials)	6,218,750
36,294	Imperial Brands PLC (Consumer Staples)	1,309,702
13,718	InterContinental Hotels Group PLC (Consumer Discretionary)	888,175
151,268	International Consolidated Airlines Group SA (Industrials)	1,282,603
10,094	Intertek Group PLC (Industrials)	683,301
518,061	J Sainsbury PLC (Consumer Staples)	1,848,770
7,180	Johnson Matthey PLC (Materials)	310,144
276,156	Kingfisher PLC (Consumer Discretionary)	1,361,816
29,542	Land Securities Group PLC REIT (Real Estate)	377,331
393,357	Legal & General Group PLC (Financials)	1,423,259
1,240,704	Lloyds Banking Group PLC (Financials)	1,176,139
16,521	London Stock Exchange Group PLC (Financials)	916,913
332,467	Marks & Spencer Group PLC (Consumer Discretionary)(a)	1,354,114
73,040	Meggitt PLC (Industrials)	455,489
75,813	Merlin Entertainments PLC (Consumer Discretionary)(b)	355,161
10,893	Micro Focus International PLC (Information Technology)	309,634
59,024	National Grid PLC (Utilities)	601,977
22,233	Next PLC (Consumer Discretionary)	1,487,575
76,134	Old Mutual PLC (Financials)	267,813
28,988	Persimmon PLC (Consumer Discretionary)	1,038,869
86,868	Prudential PLC (Financials)	2,190,946
9,897	Reckitt Benckiser Group PLC (Consumer Staples)	787,649
69,611	RELX NV (Industrials)	1,430,583
54,335	RELX PLC (Industrials)	1,117,742
7,473	Rio Tinto Ltd. (Materials)	472,622
33,011	Rio Tinto PLC (Materials)	1,785,711
38,021	Rolls-Royce Holdings PLC (Industrials)*	439,843
44,196	Royal Bank of Scotland Group PLC (Financials)*	163,017
380,978	Royal Mail PLC (Industrials)	2,939,613

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
59,291	RSA Insurance Group PLC (Financials)	$515,817
211,428	Sage Group PLC (The) (Information Technology)	2,017,656
16,896	Schroders PLC (Financials)	802,933
119,550	Segro PLC REIT (Real Estate)	941,551
18,634	Severn Trent PLC (Utilities)	438,398
39,106	Sky PLC (Consumer Discretionary)	726,333
96,006	Smith & Nephew PLC (Health Care)	1,677,997
29,219	Smiths Group PLC (Industrials)	643,144
33,057	SSE PLC (Utilities)	557,958
19,177	St James’s Place PLC (Financials)	305,054
36,194	Standard Chartered PLC (Financials)*	404,345
174,156	Taylor Wimpey PLC (Consumer Discretionary)	446,327
514,652	Tesco PLC (Consumer Staples)	1,494,812
63,448	Unilever NV (Consumer Staples)	3,325,594
64,773	Unilever PLC (Consumer Staples)	3,332,056
42,144	United Utilities Group PLC (Utilities)	386,850
737,155	Vodafone Group PLC (Telecommunication Services)	2,069,467
4,290	Whitbread PLC (Consumer Discretionary)	229,523
631,104	Wm Morrison Supermarkets PLC (Consumer Staples)	1,962,613
102,848	WPP PLC (Consumer Discretionary)	1,975,426

		105,226,846

United States – 0.6%
12,307	Carnival PLC (Consumer Discretionary)	813,776
18,499	QIAGEN NV (Health Care)*	624,976
39,973	Shire PLC (Health Care)	1,712,339
88,122	Valeant Pharmaceuticals International, Inc. (Health Care)*	1,444,916

		4,596,007

TOTAL COMMON STOCKS
(Cost $705,384,934)		$811,441,383

Preferred Stocks – 0.5%
Germany – 0.5%
1,949	Bayerische Motoren Werke AG (Consumer Discretionary)	$177,569
29,836	FUCHS PETROLUB SE (Materials)	1,697,934
9,115	Henkel AG & Co KGaA (Consumer Staples)	1,215,101
4,901	Porsche Automobil Holding SE (Consumer Discretionary)	413,165
2,650	Volkswagen AG (Consumer Discretionary)	520,752

TOTAL PREFERRED STOCKS
(Cost $3,627,515)		$4,024,521

Units	Description	Expiration Month	Value
Right – 0.0%(c)
Australia – 0.0%(c)
1,690	APA Group (Utilities)*
(Cost $0)		03/18	$296

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $709,012,449)			$815,466,200

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,243,008	1.262%	$10,243,008
(Cost $10,243,008)

TOTAL INVESTMENTS – 101.0%
(Cost $719,255,457)		$825,709,208

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(8,542,073)

NET ASSETS – 100.0%		$817,167,135

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,669,981, which represents approximately 1.3% of net assets as of February 28, 2018.
(c)	Less than 0.05%
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.8%
Consumer Discretionary – 20.5%
1,441	ABC-Mart, Inc.	$91,831
1,331	Aisin Seiki Co. Ltd.	78,210
5,104	Asics Corp.	81,746
4,183	Bandai Namco Holdings, Inc.	135,833
2,616	Benesse Holdings, Inc.	94,510
9,133	Bridgestone Corp.	409,297
5,277	Casio Computer Co. Ltd.	78,484
4,526	Denso Corp.	266,585
1,291	Dentsu, Inc.	59,828
2,179	Don Quijote Holdings Co. Ltd.	122,729
730	Fast Retailing Co. Ltd.	291,234
8,220	Hakuhodo DY Holdings, Inc.	119,558
1,316	Hikari Tsushin, Inc.	190,916
26,063	Honda Motor Co. Ltd.	948,922
1,183	Iida Group Holdings Co. Ltd.	22,428
25,894	Isetan Mitsukoshi Holdings Ltd.	306,248
2,567	Isuzu Motors Ltd.	40,584
1,073	J Front Retailing Co. Ltd.	19,619
1,525	Koito Manufacturing Co. Ltd.	106,473
987	Marui Group Co. Ltd.	19,064
30,984	Mazda Motor Corp.	434,540
3,803	McDonald’s Holdings Co. Japan Ltd.	170,182
6,882	Mitsubishi Motors Corp.	54,757
701	NGK Spark Plug Co. Ltd.	17,948
10,770	Nikon Corp.	220,235
17,126	Nissan Motor Co. Ltd.	180,561
1,869	Nitori Holdings Co. Ltd.	315,543
756	NOK Corp.	16,281
2,734	Oriental Land Co. Ltd.	266,982
28,464	Panasonic Corp.	447,480
3,063	Rakuten, Inc.	28,054
755	Rinnai Corp.	67,996
644	Ryohin Keikaku Co. Ltd.	221,195
1,301	Sankyo Co. Ltd.	46,819
7,442	Sega Sammy Holdings, Inc.	108,730
10,390	Sekisui Chemical Co. Ltd.	197,177
3,764	Sekisui House Ltd.	66,281
1,599	Sharp Corp.*(a)	56,195
1,066	Shimamura Co. Ltd.	127,275
693	Shimano, Inc.	100,535
15,520	Sony Corp.	791,527
2,763	Stanley Electric Co. Ltd.	109,142
6,062	Start Today Co. Ltd.	158,161
6,975	Subaru Corp.	247,088
5,509	Sumitomo Electric Industries Ltd.	87,665
4,890	Sumitomo Rubber Industries Ltd.	94,313
5,047	Suzuki Motor Corp.	290,697
6,000	Takashimaya Co. Ltd.	61,234
1,606	Toho Co. Ltd.	52,302
1,449	Toyoda Gosei Co. Ltd.	35,415
693	Toyota Industries Corp.	43,903
31,387	Toyota Motor Corp.	2,128,157
3,846	USS Co. Ltd.	79,728
24,827	Yamada Denki Co. Ltd.	157,517
1,921	Yamaha Corp.	85,154

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,113	Yamaha Motor Co. Ltd.	131,247
4,128	Yokohama Rubber Co. Ltd. (The)	102,557

		11,284,672

Consumer Staples – 10.5%
8,285	Aeon Co. Ltd.(a)	140,264
7,183	Ajinomoto Co., Inc.	131,738
7,751	Asahi Group Holdings Ltd.	398,864
2,546	Calbee, Inc.	85,419
3,175	Coca-Cola Bottlers Japan Holdings, Inc.	121,103
1,409	FamilyMart UNY Holdings Co. Ltd.(a)	106,825
12,635	Japan Tobacco, Inc.	360,915
6,911	Kao Corp.	508,553
3,287	Kikkoman Corp.	131,227
19,223	Kirin Holdings Co. Ltd.	500,549
1,181	Kose Corp.	222,907
2,142	Lawson, Inc.(a)	140,318
7,328	Lion Corp.	138,381
2,280	MEIJI Holdings Co. Ltd.	167,306
4,636	NH Foods Ltd.	104,490
7,562	Nisshin Seifun Group, Inc.	150,383
1,958	Nissin Foods Holdings Co. Ltd.	134,320
5,490	Pola Orbis Holdings, Inc.	232,298
8,998	Seven & i Holdings Co. Ltd.	376,178
6,861	Shiseido Co. Ltd.	415,434
3,215	Sundrug Co. Ltd.	148,992
4,929	Suntory Beverage & Food Ltd.	230,040
2,928	Toyo Suisan Kaisha Ltd.	114,974
1,370	Tsuruha Holdings, Inc.	199,263
6,479	Unicharm Corp.	182,339
2,379	Yakult Honsha Co. Ltd.	171,004
9,542	Yamazaki Baking Co. Ltd.	187,165

		5,801,249

Energy – 1.7%
8,823	Idemitsu Kosan Co. Ltd.	341,079
5,489	Inpex Corp.	67,465
79,099	JXTG Holdings, Inc.	486,284
3,053	Showa Shell Sekiyu KK	39,856

		934,684

Financials – 9.5%
2,032	AEON Financial Service Co. Ltd.	47,646
1,672	Aozora Bank Ltd.	68,867
964	Bank of Kyoto Ltd. (The)	53,935
3,213	Chiba Bank Ltd. (The)	26,739
3,045	Concordia Financial Group Ltd.	17,864
11,307	Credit Saison Co. Ltd.	195,929
12,311	Dai-ichi Life Holdings, Inc.	245,978
8,525	Daiwa Securities Group, Inc.	57,267
3,086	Fukuoka Financial Group, Inc.	15,935
3,375	Hachijuni Bank Ltd. (The)	20,527
8,147	Japan Exchange Group, Inc.	141,707
3,931	Japan Post Bank Co. Ltd.	54,007
5,972	Japan Post Holdings Co. Ltd.	72,254
2,934	Kyushu Financial Group, Inc.	16,498

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
10,779	Mebuki Financial Group, Inc.	$43,740
136,951	Mitsubishi UFJ Financial Group, Inc.	978,377
28,514	Mitsubishi UFJ Lease & Finance Co. Ltd.	182,513
307,856	Mizuho Financial Group, Inc.	575,292
3,107	MS&AD Insurance Group Holdings, Inc.	97,020
20,755	Nomura Holdings, Inc.	128,298
23,953	ORIX Corp.	428,754
19,524	Resona Holdings, Inc.	111,979
3,123	SBI Holdings, Inc.	72,554
17,057	Seven Bank Ltd.	59,145
4,112	Shinsei Bank Ltd.	65,357
2,736	Shizuoka Bank Ltd. (The)	27,872
4,659	Sompo Holdings, Inc.	180,893
1,061	Sony Financial Holdings, Inc.	19,887
17,017	Sumitomo Mitsui Financial Group, Inc.	747,310
1,443	Sumitomo Mitsui Trust Holdings, Inc.	58,569
3,425	Suruga Bank Ltd.	56,621
3,372	T&D Holdings, Inc.	56,234
5,634	Tokio Marine Holdings, Inc.	262,204
3,752	Yamaguchi Financial Group, Inc.	45,641

		5,233,413

Health Care – 8.0%
13,191	Alfresa Holdings Corp.	297,803
29,730	Astellas Pharma, Inc.	440,357
3,282	Chugai Pharmaceutical Co. Ltd.	170,705
7,536	Daiichi Sankyo Co. Ltd.	268,939
2,791	Eisai Co. Ltd.	148,986
1,382	Hisamitsu Pharmaceutical Co., Inc.	100,245
6,297	Hoya Corp.	334,664
5,077	Kyowa Hakko Kirin Co. Ltd.	108,006
3,503	M3, Inc.	137,224
5,522	Medipal Holdings Corp.	113,333
2,676	Mitsubishi Tanabe Pharma Corp.	57,555
4,056	Olympus Corp.	163,639
2,725	Ono Pharmaceutical Co. Ltd.	79,933
3,564	Otsuka Holdings Co. Ltd.	179,828
5,025	Santen Pharmaceutical Co. Ltd.	80,999
4,473	Shionogi & Co. Ltd.	234,371
7,681	Sumitomo Dainippon Pharma Co. Ltd.	118,269
11,321	Suzuken Co. Ltd.	464,702
2,539	Sysmex Corp.	212,010
539	Taisho Pharmaceutical Holdings Co. Ltd.	49,402
7,589	Takeda Pharmaceutical Co. Ltd.	434,693
4,351	Terumo Corp.	235,277

		4,430,940

Industrials – 19.5%
2,761	Amada Holdings Co. Ltd.	37,157
3,038	ANA Holdings, Inc.	122,511
2,203	Asahi Glass Co. Ltd.	91,977
1,608	Central Japan Railway Co.	300,638
2,204	Dai Nippon Printing Co. Ltd.	46,495
1,923	Daifuku Co. Ltd.	127,233
2,793	Daikin Industries Ltd.	331,113
3,074	East Japan Railway Co.	289,812

Common Stocks – (continued)
Industrials – (continued)
1,790	FANUC Corp.	458,131
7,290	Fuji Electric Co. Ltd.	55,885
2,244	Hankyu Hanshin Holdings, Inc.	84,120
942	Hino Motors Ltd.	12,492
4,057	Hitachi Construction Machinery Co. Ltd.	174,705
1,080	Hoshizaki Corp.	97,975
339	IHI Corp.	11,628
26,586	ITOCHU Corp.	514,753
1,704	Japan Airlines Co. Ltd.	65,298
1,370	Japan Airport Terminal Co. Ltd.	51,998
732	JGC Corp.	16,882
25,955	Kajima Corp.	248,592
3,497	Kamigumi Co. Ltd.	76,983
695	Kawasaki Heavy Industries Ltd.	25,532
1,346	Keihan Holdings Co. Ltd.	42,321
1,981	Keikyu Corp.	35,608
1,126	Keio Corp.	49,544
2,670	Keisei Electric Railway Co. Ltd.	87,578
1,892	Kintetsu Group Holdings Co. Ltd.	73,052
8,414	Komatsu Ltd.	308,788
7,569	Kubota Corp.	138,108
3,297	Kurita Water Industries Ltd.	101,810
2,060	Kyushu Railway Co.	63,708
3,816	LIXIL Group Corp.	93,733
2,625	Makita Corp.	124,725
62,389	Marubeni Corp.	479,268
4,444	MINEBEA MITSUMI, Inc.	102,453
7,170	MISUMI Group, Inc.	208,303
24,609	Mitsubishi Corp.	695,569
22,007	Mitsubishi Electric Corp.	374,741
1,172	Mitsubishi Heavy Industries Ltd.	48,130
30,372	Mitsui & Co. Ltd.	555,466
1,690	Mitsui OSK Lines Ltd.	53,374
2,560	Nabtesco Corp.	111,440
4,205	Nagoya Railroad Co. Ltd.	107,701
1,718	NGK Insulators Ltd.	32,265
2,386	Nidec Corp.	385,946
2,116	Nippon Express Co. Ltd.	142,779
661	Nippon Yusen KK*	14,446
1,073	NSK Ltd.	16,180
28,851	Obayashi Corp.	328,242
2,276	Odakyu Electric Railway Co. Ltd.	46,542
3,381	Park24 Co. Ltd.	81,558
6,705	Persol Holdings Co. Ltd.	172,864
18,296	Recruit Holdings Co. Ltd.	444,433
1,351	Secom Co. Ltd.	97,237
1,523	Seibu Holdings, Inc.	26,062
5,378	Shimizu Corp.	50,300
581	SMC Corp.	245,185
1,101	Sohgo Security Services Co. Ltd.	52,210
23,710	Sumitomo Corp.	419,738
1,480	Sumitomo Heavy Industries Ltd.	58,601
3,213	Taisei Corp.	164,105
1,911	THK Co. Ltd.	83,815
2,313	Tobu Railway Co. Ltd.	71,749
3,260	Tokyu Corp.	52,335
5,686	Toppan Printing Co. Ltd.	48,971

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
39,101	Toshiba Corp.*	$116,161
3,148	TOTO Ltd.	166,981
4,159	Toyota Tsusho Corp.	155,712
1,927	West Japan Railway Co.	134,378
2,003	Yamato Holdings Co. Ltd.	50,270

		10,756,395

Information Technology – 14.8%
1,482	Alps Electric Co. Ltd.	41,041
7,449	Brother Industries Ltd.	187,508
15,433	Canon, Inc.	592,414
2,832	DeNA Co. Ltd.	51,887
788	Disco Corp.	186,172
6,809	FUJIFILM Holdings Corp.	285,684
41,800	Fujitsu Ltd.	252,238
2,706	Hamamatsu Photonics KK	108,666
323	Hirose Electric Co. Ltd.	48,281
537	Hitachi High-Technologies Corp.	26,421
81,310	Hitachi Ltd.	623,322
7,322	Kakaku.com, Inc.	124,955
1,190	Keyence Corp.	727,907
2,396	Konami Holdings Corp.	126,868
16,675	Konica Minolta, Inc.	154,865
2,990	Kyocera Corp.	178,019
2,002	LINE Corp.*	81,521
3,186	Mixi, Inc.	129,434
1,726	Murata Manufacturing Co. Ltd.	242,389
15,461	NEC Corp.	472,357
5,136	Nexon Co. Ltd.*	186,755
1,168	Nintendo Co. Ltd.	537,233
3,582	Nippon Electric Glass Co. Ltd.	109,268
1,826	Nomura Research Institute Ltd.	82,483
17,734	NTT Data Corp.	184,810
1,643	Obic Co. Ltd.	137,654
4,138	Omron Corp.	246,640
1,917	Oracle Corp. Japan	149,472
1,993	Otsuka Corp.	186,216
5,694	Renesas Electronics Corp.*	66,009
7,805	Ricoh Co. Ltd.	84,556
1,223	Rohm Co. Ltd.	130,317
6,390	Seiko Epson Corp.	123,003
5,228	Shimadzu Corp.	134,981
3,127	SUMCO Corp.	84,487
485	TDK Corp.	44,407
2,233	Tokyo Electron Ltd.	440,720
2,281	Trend Micro, Inc.	129,970
12,507	Yahoo Japan Corp.	58,137
5,967	Yaskawa Electric Corp.	280,162
7,490	Yokogawa Electric Corp.	152,881

		8,192,110

Materials – 5.2%
1,866	Air Water, Inc.	37,371
14,470	Asahi Kasei Corp.	187,613
1,091	Hitachi Chemical Co. Ltd.	24,528
2,044	JFE Holdings, Inc.	47,650
1,710	JSR Corp.	41,506

Common Stocks – (continued)
Materials – (continued)
3,133	Kaneka Corp.	32,033
1,818	Kansai Paint Co. Ltd.	46,002
32,169	Kobe Steel Ltd.*	358,757
4,760	Kuraray Co. Ltd.	83,597
1,251	Maruichi Steel Tube Ltd.	39,510
34,837	Mitsubishi Chemical Holdings Corp.	357,169
1,553	Mitsui Chemicals, Inc.	47,810
573	Nippon Paint Holdings Co. Ltd.	20,997
2,911	Nippon Steel & Sumitomo Metal Corp.	69,743
2,534	Nissan Chemical Industries Ltd.	101,165
1,607	Nitto Denko Corp.	134,081
51,996	Oji Holdings Corp.	342,076
3,624	Shin-Etsu Chemical Co. Ltd.	386,327
13,198	Sumitomo Chemical Co. Ltd.	82,746
2,425	Sumitomo Metal Mining Co. Ltd.	114,358
322	Taiheiyo Cement Corp.	12,071
3,007	Teijin Ltd.	59,658
10,029	Toray Industries, Inc.	102,071
4,622	Tosoh Corp.	97,460
1,714	Toyo Seikan Group Holdings Ltd.	25,620

		2,851,919

Real Estate – 3.5%
2,465	Aeon Mall Co. Ltd.	51,677
1,543	Daito Trust Construction Co. Ltd.	256,673
7,487	Daiwa House Industry Co. Ltd.	279,048
21	Daiwa House REIT Investment Corp.	50,598
4,227	Hulic Co. Ltd.	47,299
14	Japan Prime Realty Investment Corp. REIT	48,283
11	Japan Real Estate Investment Corp. REIT	57,111
28	Japan Retail Fund Investment Corp. REIT	53,872
6,452	Mitsubishi Estate Co. Ltd.	113,403
5,889	Mitsui Fudosan Co. Ltd.	142,279
12	Nippon Building Fund, Inc. REIT	65,227
23	Nippon Prologis REIT, Inc. REIT	52,162
1,902	Nomura Real Estate Holdings, Inc.	46,131
59	Nomura Real Estate Master Fund, Inc. REIT	80,948
2,623	Sumitomo Realty & Development Co. Ltd.	95,894
2,407	Tokyo Tatemono Co. Ltd.	37,513
53,987	Tokyu Fudosan Holdings Corp.	400,709
36	United Urban Investment Corp. REIT	56,949

		1,935,776

Telecommunication Services – 3.7%
19,494	KDDI Corp.	481,481
10,603	Nippon Telegraph & Telephone Corp.	495,049
15,349	NTT DOCOMO, Inc.	394,855
8,291	SoftBank Group Corp.	691,143

		2,062,528

Utilities – 2.9%
4,631	Chubu Electric Power Co., Inc.	63,386
4,224	Chugoku Electric Power Co., Inc. (The)	49,522

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
10,615	Electric Power Development Co. Ltd.	$270,784
33,414	Kansai Electric Power Co., Inc. (The)	408,653
4,471	Kyushu Electric Power Co., Inc.	50,323
5,562	Osaka Gas Co. Ltd.	110,401
2,299	Toho Gas Co. Ltd.	67,652
4,379	Tohoku Electric Power Co., Inc.	57,618
102,052	Tokyo Electric Power Co. Holdings, Inc.*	394,034
4,289	Tokyo Gas Co. Ltd.	107,923

		1,580,296

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $43,977,135)		$55,063,982

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 1.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
543,935	1.262%	$543,935
(Cost $543,935)

TOTAL INVESTMENTS – 100.8%
(Cost $44,521,070)		$55,607,917

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(442,573)

NET ASSETS – 100.0%		$55,165,344

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.8%
Consumer Discretionary – 14.1%
38,196	Amazon.com, Inc.*	$57,769,540
87,800	Aramark	3,662,138
11,619	AutoZone, Inc.*	7,723,382
212,219	Best Buy Co., Inc.	15,373,144
5,474	Booking Holdings, Inc.*	11,134,335
62,611	Carnival Corp.	4,189,302
6,431	Charter Communications, Inc., Class A*	2,198,952
295,125	Comcast Corp., Class A	10,686,476
29,127	Darden Restaurants, Inc.	2,685,218
12,362	DISH Network Corp., Class A*	515,372
60,589	Dollar General Corp.	5,731,114
53,366	Dollar Tree, Inc.*	5,477,486
35,196	Domino’s Pizza, Inc.	7,827,942
70,734	DR Horton, Inc.	2,963,755
20,907	Expedia, Inc.	2,198,789
891,312	Ford Motor Co.	9,456,820
29,030	General Motors Co.	1,142,330
55,632	Genuine Parts Co.	5,109,243
35,239	Hanesbrands, Inc.(a)	683,637
46,630	Hasbro, Inc.	4,456,429
47,599	Hilton Worldwide Holdings, Inc.	3,845,523
153,393	Home Depot, Inc. (The)	27,958,942
101,608	L Brands, Inc.	5,012,323
39,313	Las Vegas Sands Corp.	2,862,380
42,495	Lear Corp.	7,928,292
76,461	Lennar Corp., Class A	4,326,163
35,239	Lennar Corp., Class B	1,598,441
6,689	Liberty Broadband Corp., Class C*	587,829
30,747	LKQ Corp.*	1,213,892
142,152	Lowe’s Cos., Inc.	12,735,398
35,483	Marriott International, Inc., Class A	5,010,554
79,808	McDonald’s Corp.	12,588,914
6,575	Mohawk Industries, Inc.*	1,577,211
50,513	Netflix, Inc.*	14,718,478
191,750	NIKE, Inc., Class B	12,853,002
1,203	NVR, Inc.*	3,420,334
18,985	Omnicom Group, Inc.	1,447,227
29,390	O’Reilly Automotive, Inc.*	7,176,744
58,000	PVH Corp.	8,368,240
138,486	Ross Stores, Inc.	10,814,372
36,529	Royal Caribbean Cruises Ltd.	4,624,571
153,633	Starbucks Corp.	8,772,444
122,939	Tapestry, Inc.	6,258,824
211,657	Target Corp.	15,961,054
4,327	Tesla, Inc.*(a)	1,484,421
41,389	Tiffany & Co.	4,181,945
63,494	Time Warner, Inc.	5,902,402
122,042	TJX Cos., Inc. (The)	10,090,433
24,658	Ulta Beauty, Inc.*	5,014,204
93,644	VF Corp.	6,983,033
249,878	Viacom, Inc., Class B	8,330,933
111,923	Walt Disney Co. (The)	11,545,977
3,336	Whirlpool Corp.	541,866
39,801	Wyndham Worldwide Corp.	4,608,160
7,807	Wynn Resorts Ltd.	1,307,672

Common Stocks – (continued)
Consumer Discretionary – (continued)
63,957	Yum! Brands, Inc.	5,204,821

		407,842,423

Consumer Staples – 9.8%
163,245	Altria Group, Inc.	10,276,273
262,675	Archer-Daniels-Midland Co.	10,906,266
105,414	Brown-Forman Corp., Class B	7,356,843
14,708	Bunge Ltd.	1,109,424
69,510	Campbell Soup Co.	2,992,406
79,316	Church & Dwight Co., Inc.	3,901,554
68,471	Clorox Co. (The)	8,838,237
329,825	Coca-Cola Co. (The)	14,255,037
144,054	Colgate-Palmolive Co.	9,935,404
62,762	Conagra Brands, Inc.	2,267,591
22,049	Constellation Brands, Inc., Class A	4,751,119
66,710	Costco Wholesale Corp.	12,734,939
161,208	CVS Health Corp.	10,918,618
52,145	Dr Pepper Snapple Group, Inc.	6,061,856
90,835	Estee Lauder Cos., Inc. (The), Class A	12,575,197
71,669	General Mills, Inc.	3,622,868
62,489	Hershey Co. (The)	6,140,169
83,052	Hormel Foods Corp.	2,695,868
34,982	Ingredion, Inc.	4,570,048
47,335	JM Smucker Co. (The)	5,978,411
49,434	Kellogg Co.	3,272,531
63,146	Kimberly-Clark Corp.	7,004,154
23,314	Kraft Heinz Co. (The)	1,563,204
285,676	Kroger Co. (The)	7,747,533
19,986	McCormick & Co., Inc.	2,134,105
87,948	Molson Coors Brewing Co., Class B	6,706,035
59,411	Mondelez International, Inc., Class A	2,608,143
63,565	Monster Beverage Corp.*	4,028,114
172,880	PepsiCo, Inc.	18,970,122
164,288	Philip Morris International, Inc.	17,012,022
223,728	Procter & Gamble Co. (The)	17,567,123
154,172	Sysco Corp.	9,196,360
81,454	Tyson Foods, Inc., Class A	6,058,549
176,607	Walgreens Boots Alliance, Inc.	12,166,456
282,021	Walmart, Inc.	25,384,710

		283,307,289

Energy – 3.1%
21,669	Andeavor	1,941,976
122,541	Chevron Corp.	13,714,789
62,140	ConocoPhillips	3,374,824
8,463	EOG Resources, Inc.	858,318
356,114	Exxon Mobil Corp.	26,972,074
50,476	Kinder Morgan, Inc.	817,711
88,698	Marathon Oil Corp.	1,287,895
182,471	Marathon Petroleum Corp.	11,689,092
41,847	National Oilwell Varco, Inc.	1,468,411
23,248	Occidental Petroleum Corp.	1,525,069
35,192	Phillips 66	3,180,301
37,724	Schlumberger Ltd.	2,476,203
194,934	Valero Energy Corp.	17,625,932
60,763	Williams Cos., Inc. (The)	1,686,781

		88,619,376

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – 12.7%
75,100	Aflac, Inc.	$6,674,888
2,783	Alleghany Corp.*	1,686,915
69,510	Allstate Corp. (The)	6,412,993
344,451	Ally Financial, Inc.	9,610,183
80,503	American Express Co.	7,849,847
41,967	American International Group, Inc.	2,406,388
10,979	Ameriprise Financial, Inc.	1,717,555
702,124	Annaly Capital Management, Inc. REIT	7,042,304
41,711	Aon PLC	5,852,887
27,320	Arch Capital Group Ltd.*	2,410,717
47,004	Arthur J Gallagher & Co.	3,248,446
913,612	Bank of America Corp.	29,326,945
77,280	Bank of New York Mellon Corp. (The)	4,407,278
52,585	BB&T Corp.	2,857,995
83,819	Berkshire Hathaway, Inc., Class B*	17,367,297
8,341	BlackRock, Inc.	4,582,796
35,873	Capital One Financial Corp.	3,513,043
55,185	Cboe Global Markets, Inc.	6,181,272
66,242	Charles Schwab Corp. (The)	3,512,151
27,935	Chubb Ltd.	3,964,535
25,743	Cincinnati Financial Corp.	1,920,170
166,204	Citigroup, Inc.	12,546,740
64,728	Citizens Financial Group, Inc.	2,815,021
35,424	CME Group, Inc.	5,886,052
11,131	Comerica, Inc.	1,082,156
46,484	Discover Financial Services	3,664,334
39,835	E*TRADE Financial Corp.*	2,080,582
2,991	Everest Re Group Ltd.	718,558
182,544	Fifth Third Bancorp	6,033,079
12,319	First Republic Bank	1,143,203
21,167	Franklin Resources, Inc.	818,528
63,707	Hartford Financial Services Group, Inc. (The)	3,366,915
49,778	Intercontinental Exchange, Inc.	3,637,776
89,237	Invesco Ltd.	2,903,772
370,026	JPMorgan Chase & Co.	42,738,003
125,377	KeyCorp	2,649,216
36,773	Lincoln National Corp.	2,800,999
45,584	Loews Corp.	2,248,659
10,281	M&T Bank Corp.	1,951,745
2,298	Markel Corp.*	2,555,376
93,959	Marsh & McLennan Cos., Inc.	7,800,476
29,098	MetLife, Inc.	1,344,037
27,817	Moody’s Corp.	4,642,101
165,987	Morgan Stanley	9,298,592
39,271	MSCI, Inc.	5,557,632
24,418	Northern Trust Corp.	2,585,134
41,161	PNC Financial Services Group, Inc. (The)	6,489,443
47,069	Principal Financial Group, Inc.	2,933,811
103,519	Progressive Corp. (The)	5,960,624
57,636	Prudential Financial, Inc.	6,127,859
10,380	Raymond James Financial, Inc.	962,330
71,433	Regions Financial Corp.	1,386,514

Common Stocks – (continued)
Financials – (continued)
27,628	Reinsurance Group of America, Inc.	4,248,910
61,864	S&P Global, Inc.	11,865,515
55,849	SEI Investments Co.	4,067,483
28,892	State Street Corp.	3,066,886
53,656	SunTrust Banks, Inc.	3,747,335
116,807	Synchrony Financial	4,250,607
76,434	T Rowe Price Group, Inc.	8,552,965
35,805	Travelers Cos., Inc. (The)	4,976,895
65,786	Unum Group	3,352,454
111,239	US Bancorp	6,046,952
399,830	Wells Fargo & Co.	23,354,070
11,631	Willis Towers Watson PLC	1,836,535

		368,642,479

Health Care – 14.4%
130,543	Abbott Laboratories	7,875,659
131,355	AbbVie, Inc.	15,214,850
54,458	Aetna, Inc.	9,642,333
64,422	Agilent Technologies, Inc.	4,418,705
28,349	Align Technology, Inc.*	7,442,179
28,326	Allergan PLC	4,368,436
7,888	Alnylam Pharmaceuticals, Inc.*	947,822
73,734	Amgen, Inc.	13,550,097
59,785	Anthem, Inc.	14,072,193
80,927	Baxter International, Inc.	5,486,041
29,271	Becton Dickinson and Co.	6,498,747
29,826	Biogen, Inc.*	8,619,416
109,679	Boston Scientific Corp.*	2,989,850
188,782	Bristol-Myers Squibb Co.	12,497,368
28,095	Cardinal Health, Inc.	1,944,455
58,830	Celgene Corp.*	5,125,270
64,784	Centene Corp.*	6,570,393
43,579	Cerner Corp.*	2,796,029
36,612	Cigna Corp.	7,171,925
13,031	Cooper Cos., Inc. (The)	3,003,906
44,704	Danaher Corp.	4,371,157
58,375	DaVita, Inc.*	4,204,167
22,747	DENTSPLY SIRONA, Inc.	1,275,197
50,924	Edwards Lifesciences Corp.*	6,807,011
108,896	Eli Lilly & Co.	8,387,170
121,039	Express Scripts Holding Co.*	9,132,393
215,001	Gilead Sciences, Inc.	16,927,029
8,048	HCA Healthcare, Inc.	798,764
74,602	Henry Schein, Inc.*	4,937,906
21,126	Hologic, Inc.*	820,323
27,796	Humana, Inc.	7,555,509
43,568	IDEXX Laboratories, Inc.*	8,157,237
17,707	Illumina, Inc.*	4,037,550
15,973	Intuitive Surgical, Inc.*	6,811,686
31,659	IQVIA Holdings, Inc.*	3,113,029
9,754	Jazz Pharmaceuticals PLC*	1,412,379
285,939	Johnson & Johnson	37,137,757
14,514	Laboratory Corp. of America Holdings*	2,506,568
26,491	McKesson Corp.	3,953,252
61,535	Medtronic PLC	4,916,031

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
230,348	Merck & Co., Inc.	$12,489,469
17,890	Mettler-Toledo International, Inc.*	11,024,176
303,012	Mylan NV*	12,217,444
62,389	Perrigo Co. PLC	5,082,208
637,515	Pfizer, Inc.	23,148,170
41,116	Quest Diagnostics, Inc.	4,237,004
41,709	ResMed, Inc.	3,973,616
43,008	Stryker Corp.	6,974,177
11,080	Teleflex, Inc.	2,768,116
45,832	Thermo Fisher Scientific, Inc.	9,559,639
116,620	UnitedHealth Group, Inc.	26,374,779
7,800	Universal Health Services, Inc., Class B	890,760
40,412	Varian Medical Systems, Inc.*	4,822,768
24,761	Vertex Pharmaceuticals, Inc.*	4,111,069
17,312	Waters Corp.*	3,542,728
5,428	Zimmer Biomet Holdings, Inc.	631,005
103,082	Zoetis, Inc.	8,335,210

		417,680,127

Industrials – 10.3%
74,416	3M Co.	17,525,712
181,228	Alaska Air Group, Inc.	11,689,206
41,896	AMETEK, Inc.	3,173,203
57,433	Boeing Co. (The)	20,802,807
50,800	Caterpillar, Inc.	7,855,204
100,330	CH Robinson Worldwide, Inc.	9,366,809
30,365	Cintas Corp.	5,182,091
6,602	CoStar Group, Inc.*	2,258,742
30,943	CSX Corp.	1,662,258
14,956	Cummins, Inc.	2,515,151
24,702	Deere & Co.	3,973,811
12,815	Delta Air Lines, Inc.	690,728
24,617	Dover Corp.	2,464,162
47,186	Eaton Corp. PLC	3,807,910
79,581	Emerson Electric Co.	5,655,026
14,310	Equifax, Inc.	1,617,030
36,231	Expeditors International of Washington, Inc.	2,353,566
137,572	Fastenal Co.	7,527,940
18,366	FedEx Corp.	4,525,566
53,952	Fortive Corp.	4,143,514
43,315	Fortune Brands Home & Security, Inc.	2,627,488
25,345	General Dynamics Corp.	5,637,995
422,138	General Electric Co.	5,956,367
38,352	Harris Corp.	5,988,665
55,396	Honeywell International, Inc.	8,370,890
11,355	Huntington Ingalls Industries, Inc.	2,975,124
13,324	IDEX Corp.	1,822,723
49,477	IHS Markit Ltd.*	2,327,893
42,814	Illinois Tool Works, Inc.	6,911,892
56,266	Ingersoll-Rand PLC	4,996,421
11,604	JB Hunt Transport Services, Inc.	1,375,886
43,924	Johnson Controls International PLC	1,619,478
50,119	L3 Technologies, Inc.	10,402,198
21,744	Lockheed Martin Corp.	7,663,455

Common Stocks – (continued)
Industrials – (continued)
70,729	Masco Corp.	2,908,376
43,529	Nielsen Holdings PLC	1,420,351
12,151	Norfolk Southern Corp.	1,689,961
24,224	Northrop Grumman Corp.	8,479,369
11,989	PACCAR, Inc.	858,293
24,834	Parker-Hannifin Corp.	4,432,124
40,249	Raytheon Co.	8,754,560
81,749	Republic Services, Inc.	5,491,898
25,604	Rockwell Automation, Inc.	4,629,203
26,556	Rockwell Collins, Inc.	3,657,292
17,657	Roper Technologies, Inc.	4,857,264
25,675	Snap-on, Inc.	4,087,973
80,612	Southwest Airlines Co.	4,662,598
27,296	Spirit AeroSystems Holdings, Inc., Class A	2,491,852
29,515	Stanley Black & Decker, Inc.	4,698,493
129,604	Textron, Inc.	7,756,799
44,536	Union Pacific Corp.	5,800,814
10,895	United Continental Holdings, Inc.*	738,572
35,738	United Parcel Service, Inc., Class B	3,731,405
12,822	United Rentals, Inc.*	2,245,004
48,717	United Technologies Corp.	6,564,129
25,075	Verisk Analytics, Inc.*	2,562,414
89,906	Waste Management, Inc.	7,760,686
28,643	WW Grainger, Inc.	7,491,577
42,676	Xylem, Inc./NY	3,182,776

		298,420,694

Information Technology – 25.8%
103,441	Accenture PLC, Class A	16,655,035
77,602	Activision Blizzard, Inc.	5,675,034
56,974	Adobe Systems, Inc.*	11,914,973
251,479	Advanced Micro Devices, Inc.*	3,045,411
44,453	Akamai Technologies, Inc.*	2,998,799
13,421	Alliance Data Systems Corp.	3,233,924
29,236	Alphabet, Inc., Class A*	32,274,205
29,937	Alphabet, Inc., Class C*	33,072,302
97,003	Amdocs Ltd.	6,381,827
67,580	Amphenol Corp., Class A	6,176,136
17,113	Analog Devices, Inc.	1,542,737
29,859	ANSYS, Inc.*	4,775,648
509,808	Apple, Inc.	90,807,001
125,697	Applied Materials, Inc.	7,238,890
40,032	Autodesk, Inc.*	4,702,559
38,141	Automatic Data Processing, Inc.	4,398,420
27,225	Broadridge Financial Solutions, Inc.	2,732,845
123,162	CA, Inc.	4,322,986
153,993	Cadence Design Systems, Inc.*	5,970,309
54,687	CDK Global, Inc.	3,755,903
53,832	CDW Corp.	3,925,968
406,629	Cisco Systems, Inc.	18,208,847
69,542	Citrix Systems, Inc.*	6,397,864
33,861	Cognex Corp.	1,818,674
82,554	Cognizant Technology Solutions Corp., Class A	6,771,079
64,409	Corning, Inc.	1,873,014

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
123,341	DXC Technology Co.	$12,647,386
211,306	eBay, Inc.*	9,056,575
74,135	Electronic Arts, Inc.*	9,170,499
244,584	Facebook, Inc., Class A*	43,614,219
60,174	Fidelity National Information Services, Inc.	5,847,709
48,925	Fiserv, Inc.*	7,015,356
3,597	FleetCor Technologies, Inc.*	719,148
23,080	Gartner, Inc.*	2,617,503
10,656	Global Payments, Inc.	1,208,284
43,080	Hewlett Packard Enterprise Co.	800,857
309,239	HP, Inc.	7,233,100
27,100	IAC/InterActiveCorp*	4,035,461
549,763	Intel Corp.	27,097,818
103,905	International Business Machines Corp.	16,191,516
74,054	Intuit, Inc.	12,356,650
264,857	Juniper Networks, Inc.	6,796,231
37,048	KLA-Tencor Corp.	4,197,909
38,803	Lam Research Corp.	7,444,744
39,441	Leidos Holdings, Inc.	2,497,010
79,251	Mastercard, Inc., Class A	13,929,156
33,347	Maxim Integrated Products, Inc.	2,032,166
36,249	Microchip Technology, Inc.	3,223,624
310,658	Micron Technology, Inc.*	15,163,217
807,836	Microsoft Corp.	75,750,782
36,993	Motorola Solutions, Inc.	3,926,807
74,130	NetApp, Inc.	4,488,571
65,412	NVIDIA Corp.	15,829,704
284,482	Oracle Corp.	14,414,703
13,834	Palo Alto Networks, Inc.*	2,398,401
72,764	Paychex, Inc.	4,739,119
80,314	PayPal Holdings, Inc.*	6,377,735
15,148	Qorvo, Inc.*	1,222,595
66,831	QUALCOMM, Inc.	4,344,015
43,243	Red Hat, Inc.*	6,374,018
73,076	salesforce.com, Inc.*	8,495,085
98,929	Seagate Technology PLC	5,282,809
20,294	ServiceNow, Inc.*	3,267,537
55,383	Skyworks Solutions, Inc.	6,050,593
75,251	Symantec Corp.	1,978,349
72,383	Synopsys, Inc.*	6,128,669
26,235	Take-Two Interactive Software, Inc.*	2,934,909
40,729	TE Connectivity Ltd.	4,198,753
162,406	Texas Instruments, Inc.	17,596,690
57,117	Total System Services, Inc.	5,023,440
17,885	Trimble, Inc.*	678,378
66,509	Twitter, Inc.*	2,118,977
33,895	VeriSign, Inc.*(a)	3,932,498
137,532	Visa, Inc., Class A	16,908,184
113,325	Western Digital Corp.	9,863,808
98,078	Western Union Co. (The)	1,943,906
37,438	Worldpay, Inc., Class A*	3,042,961
22,139	Xilinx, Inc.	1,577,404

		746,455,928

Common Stocks – (continued)
Materials – 2.6%
12,067	Air Products & Chemicals, Inc.	1,940,253
10,028	Albemarle Corp.	1,007,112
32,191	Ball Corp.	1,286,030
15,370	Celanese Corp., Series A	1,550,218
121,569	DowDuPont, Inc.	8,546,301
74,792	Eastman Chemical Co.	7,559,975
19,774	Ecolab, Inc.	2,579,518
19,254	FMC Corp.	1,511,054
387,028	Freeport-McMoRan, Inc.*	7,198,721
18,386	International Flavors & Fragrances, Inc.	2,597,022
22,146	International Paper Co.	1,319,680
10,575	LyondellBasell Industries NV, Class A	1,144,427
60,550	Monsanto Co.	7,470,054
121,290	Newmont Mining Corp.	4,633,278
23,317	Packaging Corp. of America	2,779,386
21,263	PPG Industries, Inc.	2,390,812
21,238	Praxair, Inc.	3,180,391
39,319	Sealed Air Corp.	1,665,946
19,923	Sherwin-Williams Co. (The)	8,000,678
83,150	WestRock Co.	5,467,944

		73,828,800

Real Estate – 2.2%
15,333	Alexandria Real Estate Equities, Inc. REIT	1,860,046
38,338	American Tower Corp. REIT	5,341,634
11,956	AvalonBay Communities, Inc. REIT	1,865,375
13,397	Boston Properties, Inc. REIT	1,592,501
113,244	CBRE Group, Inc., Class A*	5,294,157
39,064	Crown Castle International Corp. REIT	4,299,384
39,456	Digital Realty Trust, Inc. REIT	3,970,852
111,481	Duke Realty Corp. REIT	2,761,384
6,149	Equinix, Inc. REIT	2,411,023
25,700	Equity Residential REIT	1,445,111
11,950	Essex Property Trust, Inc. REIT	2,674,769
9,363	Extra Space Storage, Inc. REIT	796,323
9,344	Federal Realty Investment Trust REIT	1,064,655
230,555	Host Hotels & Resorts, Inc. REIT	4,279,101
60,121	Kimco Realty Corp. REIT	899,410
14,502	Mid-America Apartment Communities, Inc. REIT	1,244,562
68,433	Prologis, Inc. REIT	4,152,514
6,292	Public Storage REIT	1,223,417
14,659	Realty Income Corp. REIT	720,930
18,175	SBA Communications Corp. REIT*	2,858,382
12,026	Simon Property Group, Inc. REIT	1,846,111
14,777	SL Green Realty Corp. REIT	1,432,187
34,183	UDR, Inc. REIT	1,149,232
33,625	Ventas, Inc. REIT	1,624,760
300,529	VEREIT, Inc. REIT	2,058,624
26,247	Vornado Realty Trust REIT	1,744,638
45,314	Welltower, Inc. REIT	2,378,985
24,861	Weyerhaeuser Co. REIT	870,881

		63,860,948

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 1.5%
570,443	AT&T, Inc.	$20,707,081
34,122	CenturyLink, Inc.	602,935
74,639	T-Mobile US, Inc.*	4,523,870
361,685	Verizon Communications, Inc.	17,266,842

		43,100,728

Utilities – 3.3%
53,538	Alliant Energy Corp.	2,069,244
64,572	Ameren Corp.	3,506,260
67,748	American Electric Power Co., Inc.	4,442,914
42,952	American Water Works Co., Inc.	3,408,671
17,941	Atmos Energy Corp.	1,444,071
120,527	CenterPoint Energy, Inc.	3,260,255
71,736	CMS Energy Corp.	3,045,193
57,037	Consolidated Edison, Inc.	4,271,501
58,794	Dominion Energy, Inc.	4,354,872
39,391	DTE Energy Co.	3,969,825
62,343	Duke Energy Corp.	4,696,922
55,625	Edison International	3,370,319
54,795	Entergy Corp.	4,154,557
60,061	Eversource Energy	3,423,477
110,806	Exelon Corp.	4,104,254
148,785	FirstEnergy Corp.	4,810,219
58,881	NextEra Energy, Inc.	8,958,744
63,528	PG&E Corp.	2,610,365
35,186	Pinnacle West Capital Corp.	2,707,914
102,672	PPL Corp.	2,941,553
79,736	Public Service Enterprise Group, Inc.	3,861,614
21,507	Sempra Energy	2,343,833
92,465	Southern Co. (The)	3,981,543
69,021	WEC Energy Group, Inc.	4,135,738
98,913	Xcel Energy, Inc.	4,280,955

		94,154,813

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,400,340,756)		$2,885,913,605

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,077,559	1.262%	$6,077,559
(Cost $6,077,559)

TOTAL INVESTMENTS – 100.0%
(Cost $2,406,418,315)		$2,891,991,164

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%(c)		1,427,939

NET ASSETS – 100.0%		$2,893,419,103

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Less than 0.05%.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
Consumer Discretionary – 12.7%
578	1-800-Flowers.com, Inc., Class A*	$6,734
551	Aaron’s, Inc.	25,462
518	Abercrombie & Fitch Co., Class A	10,686
249	Acushnet Holdings Corp.	5,276
466	Adtalem Global Education, Inc.*	21,459
400	American Axle & Manufacturing Holdings, Inc.*	5,904
841	American Eagle Outfitters, Inc.	16,206
354	American Outdoor Brands Corp.*	3,186
413	American Public Education, Inc.*	12,700
133	America’s Car-Mart, Inc.*	6,477
60	Asbury Automotive Group, Inc.*	3,951
3,381	Ascena Retail Group, Inc.*	7,675
339	Ascent Capital Group, Inc., Class A*	2,305
270	AV Homes, Inc.*(a)	4,536
223	Bassett Furniture Industries, Inc.	7,181
444	Beazer Homes USA, Inc.*	6,980
560	Big 5 Sporting Goods Corp.(a)	3,444
292	Big Lots, Inc.	16,410
17	Biglari Holdings, Inc.*	7,127
205	Bloomin’ Brands, Inc.	4,733
263	Bojangles’, Inc.*(a)	3,445
357	Boot Barn Holdings, Inc.*	6,290
441	Boyd Gaming Corp.	15,603
578	Bridgepoint Education, Inc.*	3,855
285	Brinker International, Inc.	9,813
228	Buckle, Inc. (The)	4,799
154	Build-A-Bear Workshop, Inc.*	1,401
689	Caesars Entertainment Corp.*	8,750
342	Caleres, Inc.	9,579
503	Callaway Golf Co.	7,786
202	Capella Education Co.	15,695
1,277	Career Education Corp.*	16,895
229	Carriage Services, Inc.	6,233
31	Cavco Industries, Inc.*	4,932
829	Central European Media Enterprises Ltd., Class A (Bermuda)*	3,689
659	Century Casinos, Inc.*	5,252
235	Century Communities, Inc.*	6,991
256	Cheesecake Factory, Inc. (The)	11,901
937	Chegg, Inc.*	18,656
885	Chico’s FAS, Inc.	8,885
118	Children’s Place, Inc. (The)	16,791
72	Churchill Downs, Inc.	18,590
193	Citi Trends, Inc.	4,277
377	Clarus Corp.*	2,526
234	Collectors Universe, Inc.	3,643
179	Columbia Sportswear Co.	13,529
175	Conn’s, Inc.*(a)	5,723
221	Container Store Group, Inc. (The)*	1,116
210	Cooper Tire & Rubber Co.	6,584
121	Cooper-Standard Holdings, Inc.*	14,743
90	Core-Mark Holding Co, Inc.	1,842
55	Cracker Barrel Old Country Store, Inc.(a)	8,586
972	Crocs, Inc.*	11,897
79	CSS Industries, Inc.	1,454

Common Stocks – (continued)
Consumer Discretionary – (continued)
54	Culp, Inc.	1,501
12	Daily Journal Corp.*(a)	2,724
596	Dana, Inc.	15,836
124	Dave & Buster’s Entertainment, Inc.*	5,552
214	Deckers Outdoor Corp.*	20,240
273	Del Frisco’s Restaurant Group, Inc.*	4,545
420	Del Taco Restaurants, Inc.*	5,292
597	Denny’s Corp.*	8,979
76	Dillard’s, Inc., Class A(a)	6,198
239	Dorman Products, Inc.*	16,491
587	Drive Shack, Inc.*	2,964
285	DSW, Inc., Class A	5,589
211	Duluth Holdings, Inc., Class B*(a)	3,549
341	El Pollo Loco Holdings, Inc.*	3,325
186	Eldorado Resorts, Inc.*(a)	6,343
223	Emerald Expositions Events, Inc.	4,754
281	Entercom Communications Corp., Class A	2,782
41	Entravision Communications Corp., Class A	264
279	Ethan Allen Interiors, Inc.	6,626
256	EW Scripps Co. (The), Class A	3,525
291	Fiesta Restaurant Group, Inc.*	4,947
489	Finish Line, Inc. (The), Class A	5,193
222	Five Below, Inc.*	14,841
70	Flexsteel Industries, Inc.(a)	2,720
297	Fogo De Chao, Inc.*	4,633
1,100	Fossil Group, Inc.*	14,718
317	Fox Factory Holding Corp.*	11,903
813	Francesca’s Holdings Corp.*	4,236
746	Fred’s, Inc., Class A(a)	2,484
217	Gaia, Inc.*	2,788
914	Gannett Co, Inc.	9,177
157	Genesco, Inc.*	6,170
160	Gentherm, Inc.*	4,928
139	G-III Apparel Group Ltd.*	5,131
675	GoPro, Inc., Class A*	3,632
269	Grand Canyon Education, Inc.*	26,402
229	Gray Television, Inc.*	3,160
264	Green Brick Partners, Inc.*	2,666
79	Group 1 Automotive, Inc.	5,438
1,727	Groupon, Inc.*	7,392
197	Hamilton Beach Brands Holding Co., Class A	4,880
263	Haverty Furniture Cos, Inc.	5,352
85	Helen of Troy Ltd.*	7,654
227	Hemisphere Media Group, Inc.*(a)	2,542
327	Hibbett Sports, Inc.*	8,420
82	Hooker Furniture Corp.	3,063
78	Horizon Global Corp.*(a)	643
336	Houghton Mifflin Harcourt Co.*	2,285
419	ILG, Inc.	12,721
124	Installed Building Products, Inc.*	7,409
202	International Speedway Corp., Class A	9,090
175	iRobot Corp.*(a)	11,891
402	J Alexander’s Holdings, Inc.*	3,980
178	J. Jill, Inc.*	1,533
156	Jack in the Box, Inc.	14,053

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Discretionary – (continued)
114	Johnson Outdoors, Inc., Class A	$7,027
682	K12, Inc.*	10,182
531	KB Home	14,735
476	Kirkland’s, Inc.*	4,170
333	La Quinta Holdings, Inc.*	6,287
443	La-Z-Boy, Inc.	13,600
166	LCI Industries	18,144
37	LGI Homes, Inc.*	2,094
136	Libbey, Inc.	853
136	Liberty Media Corp.- Liberty Braves, Class A*	3,117
193	Liberty Media Corp.- Liberty Braves, Class C*(a)	4,431
193	Liberty Tax, Inc.	1,515
273	Liberty TripAdvisor Holdings, Inc., Class A*	2,839
285	Lifetime Brands, Inc.	3,976
251	Lindblad Expeditions Holdings, Inc.*	2,312
76	Lithia Motors, Inc., Class A	7,896
59	Loral Space & Communications, Inc.*	2,614
197	Lumber Liquidators Holdings, Inc.*	4,563
180	M/I Homes, Inc.*	5,229
156	Malibu Boats, Inc., Class A*	5,000
157	Marcus Corp. (The)	4,239
193	Marine Products Corp.	2,756
95	Marriott Vacations Worldwide Corp.	13,348
426	MCBC Holdings, Inc.*	10,441
324	MDC Holdings, Inc.	8,968
209	Meredith Corp.	11,976
108	Meritage Homes Corp.*	4,579
108	Monarch Casino & Resort, Inc.*	4,561
76	Monro, Inc.	3,868
107	Movado Group, Inc.	3,317
537	MSG Networks, Inc., Class A*	13,103
89	Nathan’s Famous, Inc.(a)	5,789
623	National CineMedia, Inc.	4,691
384	Nautilus, Inc.*	4,550
168	New Home Co., Inc. (The)*	1,888
598	New Media Investment Group, Inc.	10,316
856	New York Times Co. (The), Class A	20,630
136	Nexstar Media Group, Inc., Class A	9,717
255	Nutrisystem, Inc.	7,841
2,332	Office Depot, Inc.	6,133
181	Ollie’s Bargain Outlet Holdings, Inc.*	10,742
151	Overstock.com, Inc.*(a)	9,120
173	Oxford Industries, Inc.	13,826
240	Papa John’s International, Inc.	13,858
372	Penn National Gaming, Inc.*	9,899
132	Perry Ellis International, Inc.*	3,520
187	PetMed Express, Inc.	8,451
291	PICO Holdings, Inc.*	3,565
886	Pier 1 Imports, Inc.	2,747
512	Pinnacle Entertainment, Inc.*	15,447
268	Planet Fitness, Inc., Class A*	9,911
716	Potbelly Corp.*	9,201
191	RCI Hospitality Holdings, Inc.	5,159

Common Stocks – (continued)
Consumer Discretionary – (continued)
228	Reading International, Inc., Class A*	3,739
273	Red Rock Resorts, Inc., Class A	9,146
615	Regis Corp.*	9,895
748	Rent-A-Center, Inc.(a)	5,625
148	RH*(a)	12,562
442	Ruth’s Hospitality Group, Inc.	10,851
48	Saga Communications, Inc., Class A	1,872
347	Salem Media Group, Inc.	1,440
354	Scholastic Corp.	12,889
299	Scientific Games Corp.*	13,291
269	SeaWorld Entertainment, Inc.*(a)	3,935
382	Sequential Brands Group, Inc.*(a)	756
204	Shiloh Industries, Inc.*	1,487
249	Shoe Carnival, Inc.	5,817
234	Shutterfly, Inc.*	17,955
269	Sinclair Broadcast Group, Inc., Class A	9,092
303	Sleep Number Corp.*	10,435
154	Sonic Corp.	3,869
209	Sotheby’s*	9,652
311	Speedway Motorsports, Inc.	6,105
239	Standard Motor Products, Inc.	11,152
341	Steven Madden Ltd.*	14,970
665	Stoneridge, Inc.*	14,470
162	Strayer Education, Inc.	14,522
187	Sturm Ruger & Co., Inc.	8,050
448	Tailored Brands, Inc.	10,488
411	Taylor Morrison Home Corp., Class A*	9,223
190	Tenneco, Inc.	9,985
185	Texas Roadhouse, Inc.	10,223
285	Tile Shop Holdings, Inc.	1,539
405	Tilly’s, Inc., Class A	5,285
184	TopBuild Corp.*	12,814
114	Tower International, Inc.	2,975
234	Townsquare Media, Inc., Class A*	1,629
580	TRI Pointe Group, Inc.*	8,891
187	tronc, Inc.*	3,577
84	Unifi, Inc.*	2,940
629	Vera Bradley, Inc.*	6,328
138	Vitamin Shoppe, Inc.*	518
275	VOXX International Corp.*	1,485
250	Weight Watchers International, Inc.*	16,905
107	Weyco Group, Inc.(a)	3,256
184	William Lyon Homes, Class A*	4,652
347	Wingstop, Inc.	15,723
67	Winmark Corp.	8,489
107	Winnebago Industries, Inc.	4,660
455	Wolverine World Wide, Inc.	13,322
402	World Wrestling Entertainment, Inc., Class A	15,336
586	ZAGG, Inc.*	8,819
395	Zumiez, Inc.*	7,782

		1,614,499

Consumer Staples – 2.6%
79	Alico, Inc.(a)	2,101
89	B&G Foods, Inc.(a)	2,465

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Consumer Staples – (continued)
109	Boston Beer Co, Inc. (The), Class A*	$17,772
66	Cal-Maine Foods, Inc.*(a)	2,812
2,719	Castle Brands, Inc.*	3,154
151	Central Garden & Pet Co.*(a)	5,833
166	Central Garden & Pet Co., Class A*	6,016
205	Chefs’ Warehouse, Inc. (The)*	4,623
55	Coca-Cola Bottling Co. Consolidated	10,264
715	Darling Ingredients, Inc.*	13,006
1,194	Dean Foods Co.	10,352
163	Farmer Brothers Co.*	5,086
199	Fresh Del Monte Produce, Inc.	9,289
399	Freshpet, Inc.*	7,980
715	Hostess Brands, Inc.*	8,752
736	HRG Group, Inc.*	11,621
256	Ingles Markets, Inc., Class A	8,243
70	Inter Parfums, Inc.	2,968
78	J&J Snack Foods Corp.	10,478
6	John B Sanfilippo & Son, Inc.	346
72	Lancaster Colony Corp.	8,520
297	Landec Corp.*	3,861
102	Limoneira Co.	2,184
255	Medifast, Inc.	16,266
55	MGP Ingredients, Inc.	4,616
162	National Beverage Corp.	15,866
229	Natural Health Trends Corp.(a)	3,991
285	Nature’s Sunshine Products, Inc.	3,206
61	Oil-Dri Corp. of America	2,200
426	Performance Food Group Co.*	13,057
40	PriceSmart, Inc.	3,150
119	Sanderson Farms, Inc.(a)	14,655
64	Seneca Foods Corp., Class A*	1,862
509	Snyder’s-Lance, Inc.	25,389
245	SpartanNash Co.	4,109
169	SUPERVALU, Inc.*	2,405
82	Tootsie Roll Industries, Inc.	2,739
157	Turning Point Brands, Inc.	3,281
267	United Natural Foods, Inc.*	11,393
137	Universal Corp.	6,734
149	USANA Health Sciences, Inc.*	11,384
489	Vector Group Ltd.(a)	9,800
243	Village Super Market, Inc., Class A	5,759
82	WD-40 Co.	10,225
106	Weis Markets, Inc.	3,951

		333,764

Energy – 2.3%
279	Abraxas Petroleum Corp.*	600
70	Adams Resources & Energy, Inc.	2,765
125	Arch Coal, Inc., Class A	11,964
721	Archrock, Inc.	6,849
114	Basic Energy Services, Inc.*	1,844
928	Bill Barrett Corp.*	4,204
121	Bonanza Creek Energy, Inc.*	3,392
82	C&J Energy Services, Inc.*	1,968
205	Carrizo Oil & Gas, Inc.*	2,880
1,709	Cloud Peak Energy, Inc.*	5,623

Common Stocks – (continued)
Energy – (continued)
220	Contango Oil & Gas Co.*	638
151	CVR Energy, Inc.	4,473
407	Delek US Holdings, Inc.	13,887
53	DHT Holdings, Inc.	199
211	Diamond Offshore Drilling, Inc.*(a)	3,059
491	Dorian LPG Ltd.*	3,594
226	Dril-Quip, Inc.*	10,181
102	Eclipse Resources Corp.*	164
1,017	Ensco PLC, Class A	4,515
357	Era Group, Inc.*	3,374
793	Evolution Petroleum Corp.	6,384
555	Exterran Corp.*	14,358
514	Fairmount Santrol Holdings, Inc.*	2,303
297	Green Plains, Inc.	5,435
426	Gulf Island Fabrication, Inc.	3,514
502	Hallador Energy Co.	3,313
179	Jagged Peak Energy, Inc.*	2,202
172	Keane Group, Inc.*(a)	2,675
303	Lilis Energy, Inc.*(a)	1,112
60	Mammoth Energy Services, Inc.*	1,571
263	Matador Resources Co.*	7,590
488	Matrix Service Co.*	6,978
1,404	McDermott International, Inc.*	10,249
65	NACCO Industries, Inc., Class A	2,678
108	Natural Gas Services Group, Inc.*	2,689
2,586	Navios Maritime Acquisition Corp.	1,947
662	Newpark Resources, Inc.*	5,461
243	Oil States International, Inc.*	5,978
1,416	Overseas Shipholding Group, Inc., Class A*	2,506
698	Pacific Ethanol, Inc.*	2,862
79	Panhandle Oil and Gas, Inc., Class A	1,410
138	Par Pacific Holdings, Inc.*	2,349
107	PDC Energy, Inc.*	5,621
211	Peabody Energy Corp.	8,590
205	ProPetro Holding Corp.*	3,307
490	Renewable Energy Group, Inc.*(a)	5,439
222	Resolute Energy Corp.*(a)	7,215
137	REX American Resources Corp.*	11,059
413	RigNet, Inc.*	5,534
204	Ring Energy, Inc.*	2,768
500	Rowan Cos PLC, Class A*	6,080
72	SEACOR Holdings, Inc.*	2,989
100	SemGroup Corp., Class A	2,220
192	Ship Finance International Ltd. (Norway)	2,774
592	Smart Sand, Inc.*	4,393
300	SRC Energy, Inc.*	2,661
2,173	Teekay Tankers Ltd., Class A (Bermuda)	2,499
304	Tellurian, Inc.*	2,654
1,665	Ultra Petroleum Corp.*	6,144
261	Unit Corp.*	5,001
901	Uranium Energy Corp.*(a)	1,171
217	US Silica Holdings, Inc.	5,618
2,945	W&T Offshore, Inc.*	11,456
192	Westmoreland Coal Co.*	81
766	Willbros Group, Inc.*	726

		287,737

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Financials – 21.3%
106	1st Source Corp.	$5,228
358	Access National Corp.	10,006
82	ACNB Corp.	2,296
556	AG Mortgage Investment Trust, Inc. REIT	9,096
100	Allegiance Bancshares, Inc.*	3,815
491	American Equity Investment Life Holding Co.	15,030
124	American National Bankshares, Inc.	4,476
255	Ameris Bancorp	13,553
144	AMERISAFE, Inc.	8,064
88	Ames National Corp.	2,336
321	AmTrust Financial Services, Inc.	3,842
1,315	Anworth Mortgage Asset Corp. REIT	5,996
689	Apollo Commercial Real Estate Finance, Inc. REIT	12,581
431	Ares Commercial Real Estate Corp. REIT	5,310
186	Argo Group International Holdings Ltd.	10,835
291	Arlington Asset Investment Corp., Class A(a)	3,149
656	ARMOUR Residential REIT, Inc.	14,052
211	Arrow Financial Corp.	6,805
441	Artisan Partners Asset Management, Inc., Class A	14,884
85	Associated Capital Group, Inc., Class A(a)	2,932
245	Atlantic Capital Bancshares, Inc.*	4,238
160	Atlas Financial Holdings, Inc.*	2,808
395	B. Riley Financial, Inc.	7,307
157	Baldwin & Lyons, Inc., Class B	3,556
545	Banc of California, Inc.	10,873
168	BancFirst Corp.	8,946
223	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	6,211
467	BancorpSouth Bank	14,710
346	Bank of Commerce Holdings	3,737
55	Bank of Marin Bancorp	3,638
593	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	27,047
261	BankFinancial Corp.	4,184
130	Bankwell Financial Group, Inc.	4,069
107	Bar Harbor Bankshares	2,900
297	BCB Bancorp, Inc.	4,544
269	Bear State Financial, Inc.	2,760
203	Beneficial Bancorp, Inc.	3,045
249	Berkshire Hills Bancorp, Inc.	9,151
163	Blue Capital Reinsurance Holdings Ltd. (Bermuda)(a)	1,809
235	Blue Hills Bancorp, Inc.	4,735
698	BofI Holding, Inc.*	25,959
478	Boston Private Financial Holdings, Inc.	6,979
162	Bridge Bancorp, Inc.	5,378
438	Brookline Bancorp, Inc.	6,942
166	Bryn Mawr Bank Corp.	7,229
133	BSB Bancorp, Inc.*	3,857
64	C&F Financial Corp.	2,966
145	Cadence BanCorp	3,976
250	Camden National Corp.	10,555

Common Stocks – (continued)
Financials – (continued)
199	Cannae Holdings, Inc.*	3,658
243	Capital City Bank Group, Inc.	5,832
345	Capitol Federal Financial, Inc.	4,309
169	Capstar Financial Holdings, Inc.*	3,214
760	Capstead Mortgage Corp. REIT	6,346
154	Carolina Financial Corp.	5,977
454	Cathay General Bancorp	18,641
530	CenterState Bank Corp.	14,437
166	Central Pacific Financial Corp.	4,626
172	Central Valley Community Bancorp	3,354
64	Century Bancorp, Inc., Class A	4,915
327	Charter Financial Corp.	6,491
229	Chemical Financial Corp.	12,639
73	Chemung Financial Corp.	3,119
369	Cherry Hill Mortgage Investment Corp. REIT	5,948
138	Citizens & Northern Corp.	3,090
181	City Holding Co.	12,194
310	Civista Bancshares, Inc.	6,984
261	Clifton Bancorp, Inc.	4,025
145	CNB Financial Corp.	3,898
853	CNO Financial Group, Inc.	19,227
325	CoBiz Financial, Inc.	6,162
144	Codorus Valley Bancorp, Inc.	3,768
297	Cohen & Steers, Inc.	11,880
324	Columbia Banking System, Inc.	13,537
175	Community Bank System, Inc.	9,329
671	Community Bankers Trust Corp.*	5,569
82	Community Financial Corp. (The)	3,055
151	Community Trust Bancorp, Inc.	6,568
193	ConnectOne Bancorp, Inc.	5,558
112	County Bancorp, Inc.	2,995
375	Crawford & Co., Class B	3,364
508	Customers Bancorp, Inc.*	14,905
526	CVB Financial Corp.	12,098
718	CYS Investments, Inc. REIT	4,538
43	Diamond Hill Investment Group, Inc.	8,816
178	Dime Community Bancshares, Inc.	3,204
85	DNB Financial Corp.(a)	2,860
217	Donegal Group, Inc., Class A	3,431
468	Donnelley Financial Solutions, Inc.*	8,101
1,444	Dynex Capital, Inc. REIT	8,693
203	Eagle Bancorp, Inc.*	12,393
70	eHealth, Inc.*	1,140
118	Elevate Credit, Inc.*	843
261	Ellington Residential Mortgage REIT(a)	2,767
133	EMC Insurance Group, Inc.	3,471
328	Employers Holdings, Inc.	12,841
168	Encore Capital Group, Inc.*	7,190
359	Enova International, Inc.*	7,898
64	Enstar Group Ltd. (Bermuda)*	12,672
197	Entegra Financial Corp.*	5,536
65	Enterprise Bancorp, Inc.(a)	2,027
162	Enterprise Financial Services Corp.	7,590
108	Equity Bancshares, Inc., Class A*	3,990
199	ESSA Bancorp, Inc.	2,899

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
114	Evans Bancorp, Inc.	$4,913
341	Evercore, Inc., Class A	31,730
127	Farmers & Merchants Bancorp, Inc.	4,699
106	Farmers Capital Bank Corp.	3,858
251	Farmers National Banc Corp.	3,388
142	FB Financial Corp.*	5,613
58	FBL Financial Group, Inc., Class A	3,764
321	FCB Financial Holdings, Inc., Class A*	17,222
246	Federal Agricultural Mortgage Corp., Class C	18,711
456	Fidelity Southern Corp.	10,265
244	Financial Institutions, Inc.	7,491
169	First Bancorp, Inc.	4,556
843	First BanCorp/Puerto Rico (Puerto Rico)*	5,083
235	First Bancorp/Southern Pines NC	8,138
121	First Bancshares, Inc. (The)	3,842
281	First Busey Corp.	8,332
181	First Business Financial Services, Inc.	4,353
43	First Citizens BancShares, Inc., Class A	17,505
639	First Commonwealth Financial Corp.	8,927
118	First Community Bancshares, Inc.	3,204
175	First Connecticut Bancorp, Inc.	4,384
97	First Defiance Financial Corp.	5,161
502	First Financial Bancorp	13,654
334	First Financial Bankshares, Inc.	15,364
118	First Financial Corp.	5,062
196	First Financial Northwest, Inc.	3,101
318	First Foundation, Inc.*	5,807
133	First Guaranty Bancshares, Inc.	3,334
143	First Internet Bancorp	5,413
181	First Interstate BancSystem, Inc., Class A	7,149
257	First Merchants Corp.	10,622
133	First Mid-Illinois Bancshares, Inc.	4,541
388	First Midwest Bancorp, Inc.	9,397
261	First Northwest Bancorp*	4,176
205	First of Long Island Corp. (The)	5,586
132	FirstCash, Inc.	9,728
334	Flagstar Bancorp, Inc.*	11,777
438	Flushing Financial Corp.	11,695
166	FNB Bancorp	5,933
142	Franklin Financial Network, Inc.*	4,409
837	Fulton Financial Corp.	15,150
419	GAIN Capital Holdings, Inc.(a)	2,971
61	GAMCO Investors, Inc., Class A	1,635
294	German American Bancorp, Inc.	9,740
426	Glacier Bancorp, Inc.	16,571
94	Global Indemnity Ltd. (Cayman Islands)*	3,478
370	Great Ajax Corp. REIT	4,803
162	Great Southern Bancorp, Inc.	7,841
273	Great Western Bancorp, Inc.	11,163
180	Green Bancorp, Inc.*	3,924
222	Green Dot Corp., Class A*	14,459
328	Greenhill & Co., Inc.	6,675
127	Greenlight Capital Re Ltd., Class A*	2,083
263	Guaranty Bancorp	7,219
204	Hallmark Financial Services, Inc.*	2,005

Common Stocks – (continued)
Financials – (continued)
181	Hamilton Lane, Inc., Class A	6,324
406	Hancock Holding Co.	20,990
243	Hanmi Financial Corp.	7,424
214	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3,766
238	HarborOne Bancorp, Inc.*	4,579
121	HCI Group, Inc.	4,190
293	Health Insurance Innovations, Inc., Class A*(a)	9,142
240	Heartland Financial USA, Inc.	12,804
531	Heritage Commerce Corp.	8,379
240	Heritage Financial Corp.	7,140
443	Hilltop Holdings, Inc.	10,769
36	Hingham Institution for Savings	7,200
108	Home Bancorp, Inc.	4,482
632	Home BancShares, Inc.	14,530
267	HomeStreet, Inc.*	7,663
169	HomeTrust Bancshares, Inc.*	4,386
494	Hope Bancorp, Inc.	8,922
175	Horace Mann Educators Corp.	7,201
179	Horizon Bancorp	5,066
214	Houlihan Lokey, Inc.	9,934
174	Howard Bancorp, Inc.*	3,132
199	IBERIABANK Corp.	16,079
304	Impac Mortgage Holdings, Inc.*	2,706
305	Independent Bank Corp.	6,969
106	Independent Bank Corp.	7,356
82	Independent Bank Group, Inc.	5,756
67	Infinity Property & Casualty Corp.	7,903
246	International Bancshares Corp.	9,508
175	INTL. FCStone, Inc.*	6,939
1,286	Invesco Mortgage Capital, Inc. REIT	19,766
180	Investar Holding Corp.(a)	4,383
1,147	Investors Bancorp, Inc.	15,484
35	Investors Title Co.	6,737
204	James River Group Holdings Ltd.	6,673
234	Kearny Financial Corp.	3,042
107	Kemper Corp.	6,035
285	Kingstone Cos, Inc.	5,444
110	Kinsale Capital Group, Inc.	5,390
229	KKR Real Estate Finance Trust, Inc.	4,488
483	Ladder Capital Corp. REIT	7,134
345	Lakeland Bancorp, Inc.	6,590
261	Lakeland Financial Corp.	11,826
120	LCNB Corp.	2,220
315	LegacyTexas Financial Group, Inc.	13,195
65	LendingTree, Inc.*	22,653
186	Live Oak Bancshares, Inc.	4,855
581	Macatawa Bank Corp.	5,746
185	MainSource Financial Group, Inc.	6,987
199	Malvern Bancorp, Inc.*(a)	4,746
300	MB Financial, Inc.	12,303
468	MBT Financial Corp.	4,774
157	Mercantile Bank Corp.	5,197
273	Meridian Bancorp, Inc.	5,474
133	Meta Financial Group, Inc.	14,284

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
59	Middlefield Banc Corp.	$2,832
255	Midland States Bancorp, Inc.	7,994
279	MidSouth Bancorp, Inc.	3,488
131	MidWestOne Financial Group, Inc.	4,168
291	Moelis & Co., Class A	14,768
456	MTGE Investment Corp. REIT	7,752
76	MutualFirst Financial, Inc.	2,713
185	National Bank Holdings Corp., Class A	6,029
54	National Bankshares, Inc.(a)	2,152
103	National Commerce Corp.*	4,424
279	National General Holdings Corp.	6,411
24	National Western Life Group, Inc., Class A	7,320
502	Nationstar Mortgage Holdings, Inc.*	8,594
103	Navigators Group, Inc. (The)	5,552
222	NBT Bancorp, Inc.	7,726
150	Nelnet, Inc., Class A	8,301
1,095	New York Mortgage Trust, Inc. REIT(a)	6,033
137	NI Holdings, Inc.*	2,207
103	Nicolet Bankshares, Inc.*	5,569
1,350	NMI Holdings, Inc., Class A*	26,798
227	Northeast Bancorp	4,983
175	Northfield Bancorp, Inc.	2,716
144	Northrim BanCorp, Inc.	4,788
228	Northwest Bancshares, Inc.	3,741
138	Norwood Financial Corp.	4,074
540	OceanFirst Financial Corp.	13,975
877	Ocwen Financial Corp.*(a)	3,192
473	OFG Bancorp (Puerto Rico)	5,085
127	Ohio Valley Banc Corp.(a)	4,972
172	Old Line Bancshares, Inc.	5,440
814	Old National Bancorp	13,838
113	Old Point Financial Corp.	2,836
333	Old Second Bancorp, Inc.	4,579
813	OM Asset Management PLC	12,463
133	Oppenheimer Holdings, Inc., Class A	3,531
478	Orchid Island Capital, Inc. REIT	3,437
442	Oritani Financial Corp.	6,895
205	Owens Realty Mortgage, Inc. REIT	2,901
303	Pacific Mercantile Bancorp*	2,500
154	Pacific Premier Bancorp, Inc.*	6,476
112	Park National Corp.	11,314
179	Parke Bancorp, Inc.	3,714
196	PCSB Financial Corp.*	3,761
215	Peapack Gladstone Financial Corp.	7,091
94	Penns Woods Bancorp, Inc.	3,817
500	PennyMac Financial Services, Inc., Class A*	11,650
575	PennyMac Mortgage Investment Trust REIT	9,585
144	Peoples Bancorp of North Carolina, Inc.	4,010
229	Peoples Bancorp, Inc.	7,898
112	Peoples Financial Services Corp.	4,611
211	People’s Utah Bancorp	6,404
41	Piper Jaffray Cos	3,424
121	PJT Partners, Inc., Class A	5,785
232	PRA Group, Inc.*	8,886

Common Stocks – (continued)
Financials – (continued)
233	Preferred Bank	14,523
229	Premier Financial Bancorp, Inc.	4,035
345	Primerica, Inc.	33,638
144	Provident Financial Holdings, Inc.	2,624
249	Provident Financial Services, Inc.	6,195
249	Prudential Bancorp, Inc.	4,343
530	Pzena Investment Management, Inc., Class A	5,766
157	QCR Holdings, Inc.	6,845
1,284	Radian Group, Inc.	26,348
650	Redwood Trust, Inc. REIT	9,523
187	Regional Management Corp.*	5,595
127	Reliant Bancorp, Inc.(a)	3,021
211	Renasant Corp.	8,811
169	Republic Bancorp, Inc., Class A	6,295
285	Republic First Bancorp, Inc.*(a)	2,408
602	Riverview Bancorp, Inc.	5,201
157	RLI Corp.	9,546
234	S&T Bancorp, Inc.	9,234
216	Safeguard Scientifics, Inc.*	2,635
101	Safety Insurance Group, Inc.	7,206
336	Sandy Spring Bancorp, Inc.	13,023
243	Seacoast Banking Corp. of Florida*	6,371
388	Selective Insurance Group, Inc.	22,058
473	ServisFirst Bancshares, Inc.	18,996
262	Shore Bancshares, Inc.	4,459
263	SI Financial Group, Inc.	3,787
199	Sierra Bancorp	5,178
418	Simmons First National Corp., Class A	11,892
133	SmartFinancial, Inc.*	2,902
160	South State Corp.	13,872
172	Southern First Bancshares, Inc.*	7,250
187	Southern Missouri Bancorp, Inc.	6,324
262	Southern National Bancorp of Virginia, Inc.	4,030
187	Southside Bancshares, Inc.	6,246
100	State Auto Financial Corp.	2,758
187	State Bank Financial Corp.	5,412
811	Sterling Bancorp	18,856
193	Stewart Information Services Corp.	7,745
246	Stifel Financial Corp.	15,712
291	Stock Yards Bancorp, Inc.	10,214
113	Summit Financial Group, Inc.	2,706
318	Sutherland Asset Management Corp. REIT	4,388
175	Territorial Bancorp, Inc.	5,227
240	Texas Capital Bancshares, Inc.*	21,648
853	Third Point Reinsurance Ltd. (Bermuda)*	11,857
193	Timberland Bancorp, Inc.	5,510
90	Tompkins Financial Corp.	6,907
393	Towne Bank/Portsmouth VA	11,220
163	TriCo Bancshares	6,088
223	TriState Capital Holdings, Inc.*	4,984
235	Triumph Bancorp, Inc.*	9,623
132	Trupanion, Inc.*	3,911
645	TrustCo Bank Corp.	5,483
363	Trustmark Corp.	11,340
223	Two River Bancorp	3,822

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
214	UMB Financial Corp.	$15,622
802	Umpqua Holdings Corp.	17,091
394	Union Bankshares Corp.	14,728
139	United Bankshares, Inc.	4,935
346	United Community Banks, Inc.	10,695
345	United Community Financial Corp.	3,188
426	United Financial Bancorp, Inc.	6,646
94	United Fire Group, Inc.	4,181
249	United Security Bancshares	2,540
243	Unity Bancorp, Inc.	5,018
615	Universal Insurance Holdings, Inc.	18,020
192	Univest Corp. of Pennsylvania	5,261
1,399	Valley National Bancorp	17,446
139	Veritex Holdings, Inc.*	3,859
169	Virtu Financial, Inc., Class A	5,019
34	Virtus Investment Partners, Inc.	4,184
538	Waddell & Reed Financial, Inc., Class A(a)	10,760
454	Walker & Dunlop, Inc.	21,942
507	Washington Federal, Inc.	17,593
192	Washington Trust Bancorp, Inc.	9,955
347	Waterstone Financial, Inc.	5,968
246	WesBanco, Inc.	10,138
303	West Bancorporation, Inc.	7,363
106	Westamerica Bancorporation(a)	6,073
488	Western Asset Mortgage Capital Corp. REIT	4,304
435	Western New England Bancorp, Inc.	4,328
65	Westwood Holdings Group, Inc.	3,532
306	Wintrust Financial Corp.	25,860
382	WisdomTree Investments, Inc.	3,671
1,636	WMIH Corp.*	2,110
84	World Acceptance Corp.*	9,032
157	WSFS Financial Corp.	7,489

		2,710,621

Health Care – 13.3%
106	Abaxis, Inc.	7,067
323	Abeona Therapeutics, Inc.*(a)	4,474
454	Aceto Corp.	3,255
682	Acorda Therapeutics, Inc.*	16,197
155	Addus HomeCare Corp.*	5,324
73	Aerie Pharmaceuticals, Inc.*	3,734
138	Aimmune Therapeutics, Inc.*	4,485
335	Akebia Therapeutics, Inc.*	4,790
954	Allscripts Healthcare Solutions, Inc.*	13,232
160	Almost Family, Inc.*	9,432
769	AMAG Pharmaceuticals, Inc.*(a)	16,187
317	Amedisys, Inc.*	18,770
233	American Renal Associates Holdings, Inc.*(a)	4,618
273	Amicus Therapeutics, Inc.*	3,756
377	AMN Healthcare Services, Inc.*	20,980
342	Amphastar Pharmaceuticals, Inc.*(a)	6,279
114	Analogic Corp.	9,519
166	Anavex Life Sciences Corp.*	392
527	AngioDynamics, Inc.*	8,585

Common Stocks – (continued)
Health Care – (continued)
82	ANI Pharmaceuticals, Inc.*	5,254
52	Anika Therapeutics, Inc.*	2,707
234	Antares Pharma, Inc.*	515
561	Array BioPharma, Inc.*	9,717
131	Assembly Biosciences, Inc.*	7,433
238	AtriCure, Inc.*	4,205
10	Atrion Corp.	5,889
52	Avexis, Inc.*	6,434
187	AxoGen, Inc.*	5,460
967	BioScrip, Inc.*	3,056
29	BioSpecifics Technologies Corp.*	1,174
175	BioTelemetry, Inc.*	5,652
119	Bluebird Bio, Inc.*	23,919
112	Blueprint Medicines Corp.*	9,695
478	Calithera Biosciences, Inc.*	3,681
198	Cambrex Corp.*	10,286
160	Cantel Medical Corp.	18,610
443	Cardiovascular Systems, Inc.*	10,535
484	Castlight Health, Inc., Class B*(a)	1,718
603	Catalent, Inc.*	25,175
1,026	Catalyst Pharmaceuticals, Inc.*	3,273
119	Chemed Corp.	30,896
764	ChemoCentryx, Inc.*	7,426
322	Civitas Solutions, Inc.*	4,186
184	Clearside Biomedical, Inc.*(a)	1,189
94	Clovis Oncology, Inc.*	5,459
1,020	Community Health Systems, Inc.*(a)	5,222
800	Conatus Pharmaceuticals, Inc.*	4,160
139	CONMED Corp.	8,414
1,866	Corcept Therapeutics, Inc.*(a)	28,345
327	Corium International, Inc.*	4,251
96	CorVel Corp.*	4,699
196	Corvus Pharmaceuticals, Inc.*(a)	1,605
124	Cotiviti Holdings, Inc.*	4,155
862	Cross Country Healthcare, Inc.*	11,163
156	CryoLife, Inc.*	2,956
413	Cutera, Inc.*	18,606
173	CytomX Therapeutics, Inc.*	5,140
1,476	Depomed, Inc.*	10,140
363	Diplomat Pharmacy, Inc.*	7,565
258	Eagle Pharmaceuticals, Inc.*(a)	14,484
145	Editas Medicine, Inc.*(a)	5,313
352	Emergent BioSolutions, Inc.*	17,494
71	Enanta Pharmaceuticals, Inc.*	5,582
488	Encompass Health Corp.	25,991
211	Ensign Group, Inc. (The)	5,634
297	Entellus Medical, Inc.*	7,128
1,289	Enzo Biochem, Inc.*	8,159
71	Esperion Therapeutics, Inc.*	5,709
262	Exact Sciences Corp.*	11,688
811	Fate Therapeutics, Inc.*(a)	9,132
102	FibroGen, Inc.*	5,620
148	FONAR Corp.*	3,656
250	Foundation Medicine, Inc.*	20,687
591	Genomic Health, Inc.*	18,912
309	Glaukos Corp.*(a)	9,672

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
94	Global Blood Therapeutics, Inc.*	$5,513
441	Globus Medical, Inc., Class A*	21,009
312	Haemonetics Corp.*	22,121
148	Halozyme Therapeutics, Inc.*	2,910
304	Halyard Health, Inc.*	15,012
169	HealthEquity, Inc.*	9,731
124	Heska Corp.*	8,430
315	HMS Holdings Corp.*	5,053
1,315	Horizon Pharma PLC*	19,173
58	ICU Medical, Inc.*	13,412
500	ImmunoGen, Inc.*	5,555
429	Immunomedics, Inc.*(a)	7,254
288	Impax Laboratories, Inc.*	5,875
892	Innoviva, Inc.*	13,835
119	Inogen, Inc.*	14,378
187	Inovalon Holdings, Inc., Class A*(a)	2,244
322	Insulet Corp.*	24,179
752	Insys Therapeutics, Inc.*(a)	5,482
228	Integer Holdings Corp.*	11,639
243	Integra LifeSciences Holdings Corp.*	12,813
199	Intellia Therapeutics, Inc.*(a)	5,194
561	Intersect ENT, Inc.*	20,673
88	iRhythm Technologies, Inc.*	5,469
375	Ironwood Pharmaceuticals, Inc.*	5,325
208	Jounce Therapeutics, Inc.*	4,385
221	K2M Group Holdings, Inc.*	4,577
351	Kindred Biosciences, Inc.*	3,124
689	Kindred Healthcare, Inc.	6,339
340	Kura Oncology, Inc.*	7,684
653	Lannett Co., Inc.*	10,448
724	Lantheus Holdings, Inc.*	11,077
303	LeMaitre Vascular, Inc.	10,532
214	LHC Group, Inc.*	13,777
54	Ligand Pharmaceuticals, Inc.*(a)	8,202
261	LivaNova PLC*	23,422
49	Loxo Oncology, Inc.*	5,450
880	Luminex Corp.	17,257
115	Magellan Health, Inc.*	11,603
329	Masimo Corp.*	28,797
769	Matinas BioPharma Holdings, Inc.*	761
261	Medidata Solutions, Inc.*	17,137
223	Medpace Holdings, Inc.*	7,147
388	Meridian Bioscience, Inc.	5,413
222	Merit Medical Systems, Inc.*	10,101
1,689	MiMedx Group, Inc.*(a)	11,975
280	Molina Healthcare, Inc.*	20,244
322	Momenta Pharmaceuticals, Inc.*	5,490
124	MyoKardia, Inc.*	7,217
922	Myriad Genetics, Inc.*	29,891
554	NanoString Technologies, Inc.*	3,551
566	Natera, Inc.*	5,094
64	National HealthCare Corp.	3,755
235	National Research Corp., Class A	6,651
151	Natus Medical, Inc.*	4,704
330	Nektar Therapeutics*	28,565
118	Neogen Corp.*	6,876

Common Stocks – (continued)
Health Care – (continued)
681	NeoGenomics, Inc.*(a)	5,720
109	Nevro Corp.*(a)	8,842
211	Novelion Therapeutics, Inc. (Canada)*	874
127	Novocure Ltd.*	2,610
279	NuVasive, Inc.*	13,492
411	NxStage Medical, Inc.*	9,568
650	Nymox Pharmaceutical Corp. (Canada)*(a)	2,100
138	Omeros Corp.*	1,394
151	Omnicell, Inc.*	6,591
229	OraSure Technologies, Inc.*	3,953
286	Orthofix International NV*	16,019
393	Owens & Minor, Inc.	6,449
198	Oxford Immunotec Global PLC*	2,158
288	Pacific Biosciences of California, Inc.*	685
160	Pacira Pharmaceuticals, Inc.*	5,008
4,990	PDL BioPharma, Inc.*	11,976
124	Penumbra, Inc.*	13,417
543	Phibro Animal Health Corp., Class A	20,878
544	Pieris Pharmaceuticals, Inc.*	4,635
97	Portola Pharmaceuticals, Inc.*	4,105
220	PRA Health Sciences, Inc.*	18,480
303	Prestige Brands Holdings, Inc.*	10,241
73	Providence Service Corp. (The)*	4,640
55	Puma Biotechnology, Inc.*	3,594
933	Quality Systems, Inc.*	11,709
118	Quidel Corp.*	5,147
406	R1 RCM, Inc.*	2,663
990	RadNet, Inc.*	9,900
127	REGENXBIO, Inc.*(a)	3,613
139	Repligen Corp.*	4,766
288	RTI Surgical, Inc.*	1,224
78	Sage Therapeutics, Inc.*	12,586
309	Sangamo Therapeutics, Inc.*	7,401
90	Sarepta Therapeutics, Inc.*	5,649
477	Select Medical Holdings Corp.*	8,634
342	Simulations Plus, Inc.	5,318
145	Spectrum Pharmaceuticals, Inc.*	3,119
996	STAAR Surgical Co.*(a)	15,637
299	Stemline Therapeutics, Inc.*	5,128
556	Strongbridge Biopharma PLC*(a)	4,059
593	Supernus Pharmaceuticals, Inc.*	23,068
131	Surmodics, Inc.*	3,943
382	Syneos Health, Inc.*	16,006
286	Tactile Systems Technology, Inc.*(a)	9,255
145	Teladoc, Inc.*	5,815
115	Tivity Health, Inc.*	4,433
527	Triple-S Management Corp., Class B (Puerto Rico)*	12,806
76	US Physical Therapy, Inc.	5,890
34	Utah Medical Products, Inc.	3,016
962	Vanda Pharmaceuticals, Inc.*	18,134
132	Varex Imaging Corp.*	4,605
740	Veracyte, Inc.*	4,455
167	Viveve Medical, Inc.*(a)	723
328	Vocera Communications, Inc.*	9,020
347	Wright Medical Group NV*	7,061

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
328	Xencor, Inc.*	$10,047
126	Zogenix, Inc.*(a)	5,342

		1,697,028

Industrials – 14.7%
411	AAON, Inc.	15,104
161	AAR Corp.	6,855
204	ABM Industries, Inc.	7,173
715	Acacia Research Corp.*	2,467
483	ACCO Brands Corp.	6,110
227	Actuant Corp., Class A	5,153
133	Advanced Disposal Services, Inc.*	2,977
239	Advanced Drainage Systems, Inc.	6,106
181	Aegion Corp.*	4,156
358	Aerojet Rocketdyne Holdings, Inc.*	9,666
78	Aerovironment, Inc.*	3,878
199	Air Transport Services Group, Inc.*	5,268
102	Alamo Group, Inc.	11,337
64	Albany International Corp., Class A	4,074
64	Allegiant Travel Co.	10,643
205	Allied Motion Technologies, Inc.	6,427
139	Altra Industrial Motion Corp.	6,033
151	American Woodmark Corp.*	19,388
258	Apogee Enterprises, Inc.	11,130
387	Applied Industrial Technologies, Inc.	27,245
605	ARC Document Solutions, Inc.*	1,289
312	ArcBest Corp.	10,327
126	Argan, Inc.	5,034
67	Astec Industries, Inc.	3,946
390	Atkore International Group, Inc.*	8,479
47	Atlas Air Worldwide Holdings, Inc.*	2,860
298	Avis Budget Group, Inc.*	13,464
635	Axon Enterprise, Inc.*(a)	22,117
55	AZZ, Inc.	2,247
280	Barnes Group, Inc.	16,887
102	Barrett Business Services, Inc.	7,578
375	Beacon Roofing Supply, Inc.*	19,841
216	BG Staffing, Inc.	3,553
227	Blue Bird Corp.*	5,266
771	BMC Stock Holdings, Inc.*	14,456
405	Brady Corp., Class A	15,147
157	Briggs & Stratton Corp.	3,529
193	Brink’s Co. (The)	14,185
913	Builders FirstSource, Inc.*	17,511
297	Caesarstone Ltd.	6,430
102	CAI International, Inc.*	2,060
311	Casella Waste Systems, Inc., Class A*	7,906
621	CBIZ, Inc.*	11,209
234	CECO Environmental Corp.	962
227	Chart Industries, Inc.*	12,510
197	Cimpress NV (Netherlands)*	32,062
238	Columbus McKinnon Corp.	8,449
388	Comfort Systems USA, Inc.	15,927
501	Commercial Vehicle Group, Inc.*	5,060
229	Continental Building Products, Inc.*	6,229
727	Costamare, Inc. (Monaco)	4,209

Common Stocks – (continued)
Industrials – (continued)
235	Covanta Holding Corp.(a)	3,513
163	CRA International, Inc.	8,148
94	CSW Industrials, Inc.*	4,310
124	Cubic Corp.	7,614
173	Curtiss-Wright Corp.	23,352
318	Deluxe Corp.	22,578
162	Douglas Dynamics, Inc.	7,209
133	Ducommun, Inc.*	3,743
381	DXP Enterprises, Inc.*	11,331
162	Dycom Industries, Inc.*	17,697
175	Eastern Co. (The)	4,462
646	Echo Global Logistics, Inc.*	17,087
342	EMCOR Group, Inc.	26,098
113	Encore Wire Corp.	5,921
220	EnerSys	15,332
11	Engility Holdings, Inc.*	300
145	Ennis, Inc.	2,827
90	EnPro Industries, Inc.	6,521
97	EnviroStar, Inc.	3,346
169	ESCO Technologies, Inc.	9,954
419	Essendant, Inc.	3,327
132	Esterline Technologies Corp.*	9,755
61	Exponent, Inc.	4,743
187	Federal Signal Corp.	4,000
139	Forrester Research, Inc.	5,629
318	Forward Air Corp.	17,172
304	Franklin Covey Co.*	7,874
151	Franklin Electric Co, Inc.	5,912
217	FreightCar America, Inc.	3,209
223	FTI Consulting, Inc.*	10,635
77	GATX Corp.	5,308
160	Gencor Industries, Inc.*	2,584
233	Generac Holdings, Inc.*	10,364
160	Gibraltar Industries, Inc.*	5,552
127	Global Brass & Copper Holdings, Inc.	3,594
479	GMS, Inc.*	14,830
91	Gorman-Rupp Co. (The)	2,428
79	GP Strategies Corp.*	1,742
112	Graham Corp.	2,264
49	Granite Construction, Inc.	2,847
191	Greenbrier Cos, Inc. (The)	9,894
234	H&E Equipment Services, Inc.	8,819
229	Hardinge, Inc.	4,202
375	Harsco Corp.*	7,594
399	Hawaiian Holdings, Inc.	14,364
365	HC2 Holdings, Inc.*	1,810
342	Healthcare Services Group, Inc.	15,537
145	Heartland Express, Inc.	2,830
41	Heidrick & Struggles International, Inc.	1,082
192	Heritage-Crystal Clean, Inc.*	3,840
526	Herman Miller, Inc.	18,883
328	Hillenbrand, Inc.	14,399
312	HNI Corp.	11,538
256	Hub Group, Inc., Class A*	11,174
136	Hurco Cos, Inc.	5,692
139	Huron Consulting Group, Inc.*	4,865

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
746	Huttig Building Products, Inc.*(a)	$3,842
52	Hyster-Yale Materials Handling, Inc.	3,702
185	ICF International, Inc.*	10,545
273	IES Holdings, Inc.*(a)	4,191
515	InnerWorkings, Inc.*	4,753
256	Insperity, Inc.	16,717
502	Interface, Inc.	12,148
154	JELD-WEN Holding, Inc.*	4,799
173	John Bean Technologies Corp.	19,160
126	Kadant, Inc.	12,020
208	Kaman Corp.	12,734
449	KBR, Inc.	6,798
327	Kelly Services, Inc., Class A	9,643
305	Kennametal, Inc.	12,566
544	Kforce, Inc.	15,069
919	Kimball International, Inc., Class B	15,099
287	KLX, Inc.*	19,424
441	Knight-Swift Transportation Holdings, Inc.	21,239
309	Knoll, Inc.	6,572
210	Korn/Ferry International	8,801
291	Kratos Defense & Security Solutions, Inc.*	3,507
199	Lawson Products, Inc.*	4,667
261	LB Foster Co., Class A*	6,825
48	Lindsay Corp.	4,245
273	LSC Communications, Inc.	3,975
180	LSI Industries, Inc.	1,406
94	Lydall, Inc.*	4,526
145	Marten Transport Ltd.	3,139
94	Masonite International Corp.*	5,739
321	MasTec, Inc.*	16,355
124	Matthews International Corp., Class A	6,355
72	McGrath RentCorp	3,645
168	Mercury Systems, Inc.*	7,723
461	Meritor, Inc.*	11,294
71	Miller Industries, Inc.	1,729
199	Mistras Group, Inc.*	3,924
84	Mobile Mini, Inc.	3,524
131	Moog, Inc., Class A*	10,982
311	MRC Global, Inc.*	5,141
196	MSA Safety, Inc.	15,803
106	Mueller Industries, Inc.	2,808
233	Mueller Water Products, Inc., Class A	2,563
70	Multi-Color Corp.	4,434
108	MYR Group, Inc.*	3,494
46	National Presto Industries, Inc.	4,177
286	Navigant Consulting, Inc.*	5,686
106	Navistar International Corp.*	3,956
561	NCI Building Systems, Inc.*	9,144
593	Nexeo Solutions, Inc.*	5,509
115	NN, Inc.	2,748
155	Northwest Pipe Co.*	2,717
389	NOW, Inc.*(a)	3,692
229	NV5 Global, Inc.*	9,904
91	Omega Flex, Inc.	5,080
348	On Assignment, Inc.*	26,688
626	Orion Group Holdings, Inc.*	3,931

Common Stocks – (continued)
Industrials – (continued)
90	Park-Ohio Holdings Corp.	3,586
137	Patrick Industries, Inc.*	8,419
599	PGT Innovations, Inc.*	10,482
329	Ply Gem Holdings, Inc.*	7,106
151	Powell Industries, Inc.	4,021
96	Preformed Line Products Co.	5,836
217	Primoris Services Corp.	5,403
168	Proto Labs, Inc.*	18,304
172	Quad/Graphics, Inc.	4,539
217	Quanex Building Products Corp.	3,635
1,171	Radiant Logistics, Inc.*	4,333
192	Raven Industries, Inc.	6,518
84	RBC Bearings, Inc.*	10,122
729	Resources Connection, Inc.	11,336
287	Revolution Lighting Technologies, Inc.*(a)	979
369	Rexnord Corp.*	10,694
727	Roadrunner Transportation Systems, Inc.*	2,784
484	RPX Corp.	4,855
282	Rush Enterprises, Inc., Class A*	11,988
161	Rush Enterprises, Inc., Class B*	6,409
1,094	Safe Bulkers, Inc. (Greece)*	4,004
103	Saia, Inc.*	7,483
389	Scorpio Bulkers, Inc.	3,015
262	Simpson Manufacturing Co., Inc.	14,494
364	SiteOne Landscape Supply, Inc.*	25,058
156	SkyWest, Inc.	8,549
210	SP Plus Corp.*	7,560
291	Spartan Motors, Inc.	4,292
235	Sparton Corp.*	5,327
151	SPX Corp.*	4,716
151	SPX FLOW, Inc.*	7,363
28	Standex International Corp.	2,691
777	Steelcase, Inc., Class A	10,606
281	Sterling Construction Co., Inc.*	3,394
88	Sun Hydraulics Corp.	4,569
244	Tennant Co.	15,714
336	Tetra Tech, Inc.	16,447
294	Titan Machinery, Inc.*(a)	5,862
30	TPI Composites, Inc.*	595
327	Trex Co., Inc.*	33,812
273	TriMas Corp.*	7,071
205	TriNet Group, Inc.*	9,670
103	Triton International Ltd. (Bermuda)*	2,938
180	Triumph Group, Inc.	5,031
652	TrueBlue, Inc.*	17,734
168	Tutor Perini Corp.*	4,057
267	Twin Disc, Inc.*	6,387
82	UniFirst Corp.	12,735
370	Universal Forest Products, Inc.	12,188
193	Vectrus, Inc.*	5,267
323	Veritiv Corp.*	7,833
156	Viad Corp.	8,120
509	Vicor Corp.*	13,107
76	VSE Corp.	3,686
450	Wabash National Corp.	9,832
67	WageWorks, Inc.*	3,514

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Industrials – (continued)
190	Watts Water Technologies, Inc., Class A	$14,345
180	Werner Enterprises, Inc.	6,705
471	Wesco Aircraft Holdings, Inc.*	4,215
235	Willdan Group, Inc.*(a)	4,928
88	Willis Lease Finance Corp.*	2,402
139	Woodward, Inc.	9,845

		1,872,921

Information Technology – 16.9%
342	2U, Inc.*	28,311
309	3D Systems Corp.*(a)	2,935
507	8x8, Inc.*	9,253
966	A10 Networks, Inc.*	6,066
94	Acacia Communications, Inc.*(a)	3,638
330	ACI Worldwide, Inc.*	7,804
252	Acxiom Corp.*	6,897
406	ADTRAN, Inc.	6,354
275	Advanced Energy Industries, Inc.*	18,238
984	Aerohive Networks, Inc.*(a)	4,123
249	Agilysys, Inc.*	2,781
160	Alarm.com Holdings, Inc.*	5,782
55	Alpha & Omega Semiconductor Ltd.*	845
211	Ambarella, Inc.*	10,145
339	American Software, Inc., Class A	4,217
986	Amkor Technology, Inc.*	9,909
216	Anixter International, Inc.*	16,319
250	Appfolio, Inc., Class A*	10,025
120	Applied Optoelectronics, Inc.*(a)	3,352
246	Apptio, Inc., Class A*	7,109
513	Aspen Technology, Inc.*	39,645
1,045	Avid Technology, Inc.*	5,006
339	AVX Corp.	5,865
154	Axcelis Technologies, Inc.*	3,765
578	AXT, Inc.*	4,321
199	Badger Meter, Inc.	9,472
166	Bel Fuse, Inc., Class B	2,872
149	Belden, Inc.	10,837
466	Benchmark Electronics, Inc.*	13,980
150	Blackbaud, Inc.	15,378
459	Blackhawk Network Holdings, Inc.*	20,540
525	Blucora, Inc.*	12,232
102	Bottomline Technologies de, Inc.*	3,874
778	Box, Inc., Class A*	18,719
735	Brightcove, Inc.*	5,035
345	Brooks Automation, Inc.	9,215
145	Cabot Microelectronics Corp.	14,775
166	CACI International, Inc., Class A*	24,742
161	CalAmp Corp.*	3,767
861	Calix, Inc.*	5,640
163	Callidus Software, Inc.*	5,852
353	Carbonite, Inc.*	9,937
263	Cardtronics PLC, Class A*	5,886
330	Care.com, Inc.*	5,900
255	Cars.com, Inc.*	6,984
70	Cass Information Systems, Inc.	4,099
89	CEVA, Inc.*	3,271

Common Stocks – (continued)
Information Technology – (continued)
351	ChannelAdvisor Corp.*	3,106
764	Ciena Corp.*	17,702
548	Cirrus Logic, Inc.*	24,282
328	Clearfield, Inc.*(a)	4,428
199	Cohu, Inc.	3,986
519	CommerceHub, Inc., Series C*	9,887
412	CommerceHub, Inc., Series A*(a)	8,166
294	CommVault Systems, Inc.*	15,303
196	Comtech Telecommunications Corp.	4,332
575	Control4 Corp.*	13,823
664	Convergys Corp.	15,411
187	Cornerstone OnDemand, Inc.*	7,667
155	Coupa Software, Inc.*	6,913
598	Cree, Inc.*	22,622
216	CSG Systems International, Inc.	10,083
185	CTS Corp.	4,754
215	CyberOptics Corp.*(a)	3,526
715	Daktronics, Inc.	6,371
1,518	DHI Group, Inc.*	2,505
417	Digi International, Inc.*	4,358
383	Diodes, Inc.*	11,528
506	DSP Group, Inc.*	6,148
53	Ebix, Inc.	4,449
363	Electro Scientific Industries, Inc.*	6,509
235	Electronics For Imaging, Inc.*	6,437
100	Ellie Mae, Inc.*	8,867
841	Entegris, Inc.	27,921
107	Envestnet, Inc.*	5,896
238	EPAM Systems, Inc.*	26,923
121	ePlus, Inc.*	9,263
261	Etsy, Inc.*	6,606
193	Everbridge, Inc.*	6,159
1,128	Everi Holdings, Inc.*	8,404
369	EVERTEC, Inc. (Puerto Rico)	5,978
174	ExlService Holdings, Inc.*	9,921
1,481	Extreme Networks, Inc.*	16,898
156	Fair Isaac Corp.	26,511
112	FARO Technologies, Inc.*	6,647
461	Finisar Corp.*(a)	8,298
939	Fitbit, Inc., Class A*(a)	4,488
569	Five9, Inc.*	17,275
303	FormFactor, Inc.*	3,969
554	Glu Mobile, Inc.*	2,055
190	GrubHub, Inc.*(a)	18,888
275	GSI Technology, Inc.*	2,079
139	GTT Communications, Inc.*	7,172
542	Hackett Group, Inc. (The)	9,772
496	Hortonworks, Inc.*	8,918
198	HubSpot, Inc.*	21,988
191	Ichor Holdings Ltd.*(a)	4,935
193	II-VI, Inc.*	7,431
95	Imperva, Inc.*	4,432
234	Impinj, Inc.*(a)	2,981
1,014	Information Services Group, Inc.*	4,279
109	Insight Enterprises, Inc.*	3,807
382	Instructure, Inc.*	16,579

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
609	Integrated Device Technology, Inc.*	$18,477
157	InterDigital, Inc.	11,273
106	Intevac, Inc.*	641
739	Iteris, Inc.*(a)	4,116
228	Itron, Inc.*	15,960
191	j2 Global, Inc.	14,138
473	KEMET Corp.*	8,505
365	Kimball Electronics, Inc.*	6,333
405	Knowles Corp.*	5,848
435	Kopin Corp.*(a)	1,331
488	KVH Industries, Inc.*	4,978
568	Lattice Semiconductor Corp.*	3,414
354	Leaf Group Ltd.*	2,726
453	Liquidity Services, Inc.*	3,103
77	Littelfuse, Inc.	15,977
584	LivePerson, Inc.*	8,439
167	Lumentum Holdings, Inc.*	10,187
243	ManTech International Corp., Class A	13,698
418	MAXIMUS, Inc.	27,998
303	MaxLinear, Inc.*	6,887
330	Maxwell Technologies, Inc.*(a)	1,878
1,840	Meet Group, Inc. (The)*	4,821
23	Mesa Laboratories, Inc.	3,013
243	Methode Electronics, Inc.	9,586
72	MicroStrategy, Inc., Class A*	9,215
938	MicroVision, Inc.*(a)	1,032
393	MINDBODY, Inc., Class A*	14,010
500	Mitek Systems, Inc.*	3,825
312	MKS Instruments, Inc.	34,741
1,338	MobileIron, Inc.*	6,422
184	Model N, Inc.*	3,146
232	Monolithic Power Systems, Inc.	27,158
127	Monotype Imaging Holdings, Inc.	3,061
131	MTS Systems Corp.	6,412
357	Nanometrics, Inc.*	9,421
372	Napco Security Technologies, Inc.*	3,757
178	NETGEAR, Inc.*	9,923
514	NetScout Systems, Inc.*	13,647
258	New Relic, Inc.*	18,519
309	NIC, Inc.	4,171
187	Novanta, Inc.*	10,444
330	Nutanix, Inc., Class A*	12,028
65	NVE Corp.	4,518
693	Oclaro, Inc.*	4,969
96	OSI Systems, Inc.*	6,061
133	Park Electrochemical Corp.	2,264
149	Paycom Software, Inc.*	14,739
363	PC Connection, Inc.	9,013
315	PCM, Inc.*	2,236
304	Pegasystems, Inc.	17,632
494	Perficient, Inc.*	9,618
832	Photronics, Inc.*	6,490
892	Pixelworks, Inc.*	3,925
264	Plantronics, Inc.	14,267
252	Plexus Corp.*	15,201
145	Power Integrations, Inc.	9,744

Common Stocks – (continued)
Information Technology – (continued)
327	Progress Software Corp.	15,326
148	Proofpoint, Inc.*	15,861
156	PROS Holdings, Inc.*	4,891
901	Pure Storage, Inc., Class A*(a)	19,525
205	Q2 Holdings, Inc.*	9,338
133	QAD, Inc., Class A	5,985
142	Qualys, Inc.*	10,515
291	Quantenna Communications, Inc.*	4,001
874	Quantum Corp.*(a)	3,199
1,093	QuinStreet, Inc.*	14,351
322	Quotient Technology, Inc.*	4,234
848	Radisys Corp.*	729
1,033	Rambus, Inc.*	13,129
281	Rapid7, Inc.*	7,421
256	RealPage, Inc.*	13,376
112	Reis, Inc.	2,156
1,272	Ribbon Communications, Inc.*	8,243
489	RingCentral, Inc., Class A*	30,636
96	Rogers Corp.*	13,183
530	Rosetta Stone, Inc.*	7,256
837	Rubicon Project, Inc. (The)*	1,348
407	Rudolph Technologies, Inc.*	10,806
479	Sanmina Corp.*	13,196
199	ScanSource, Inc.*	6,517
276	Science Applications International Corp.	19,980
243	Semtech Corp.*	8,177
156	Shutterstock, Inc.*	7,839
1,173	Sigma Designs, Inc.*	7,038
172	Silicon Laboratories, Inc.*	16,082
91	SMART Global Holdings, Inc.*	3,160
89	Stamps.com, Inc.*	17,003
317	StarTek, Inc.*	3,424
299	Sykes Enterprises, Inc.*	8,689
323	Synaptics, Inc.*	15,010
664	Synchronoss Technologies, Inc.*	6,202
76	SYNNEX Corp.	9,397
396	Syntel, Inc.*	10,633
359	Systemax, Inc.	10,257
133	Tech Data Corp.*	13,744
417	TechTarget, Inc.*	7,206
261	Telenav, Inc.*	1,422
490	TiVo Corp.	7,350
94	Trade Desk, Inc. (The), Class A*(a)	5,288
814	Travelport Worldwide Ltd.	11,600
701	TrueCar, Inc.*(a)	7,774
226	TTEC Holdings, Inc.	8,057
665	TTM Technologies, Inc.*	10,746
61	Tucows, Inc., Class A*(a)	3,526
139	Twilio, Inc., Class A*	4,748
168	Ubiquiti Networks, Inc.*(a)	10,685
276	Ultra Clean Holdings, Inc.*	5,316
476	Unisys Corp.*(a)	5,331
127	Upland Software, Inc.*(a)	3,030
330	Varonis Systems, Inc.*	18,530
293	VASCO Data Security International, Inc.*	3,531
396	VeriFone Systems, Inc.*	6,574

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
347	Verint Systems, Inc.*	$13,498
118	ViaSat, Inc.*(a)	8,235
865	Viavi Solutions, Inc.*	8,321
82	Virtusa Corp.*	3,913
901	Vishay Intertechnology, Inc.	16,578
223	Vishay Precision Group, Inc.*	6,679
357	Web.com Group, Inc.*	6,426
494	Workiva, Inc.*	11,239
853	Xcerra Corp.*	8,530
555	XO Group, Inc.*	10,695
256	Xperi Corp.	5,645
533	Yelp, Inc.*	23,217
357	Zendesk, Inc.*	15,415
1,074	Zix Corp.*	4,350

		2,145,596

Materials – 4.2%
174	A Schulman, Inc.	7,630
144	AdvanSix, Inc.*	5,954
634	AgroFresh Solutions, Inc.*	4,907
515	AK Steel Holding Corp.*(a)	2,657
418	American Vanguard Corp.	8,151
109	Balchem Corp.	8,202
388	Boise Cascade Co.	15,636
118	Carpenter Technology Corp.	6,011
173	Century Aluminum Co.*	3,296
149	Chase Corp.	15,496
64	Clearwater Paper Corp.*	2,406
1,815	Cleveland-Cliffs, Inc.*	12,759
537	Coeur Mining, Inc.*	4,108
293	Commercial Metals Co.	7,120
65	Compass Minerals International, Inc.	3,920
229	Core Molding Technologies, Inc.	4,168
352	Ferro Corp.*	7,529
217	FutureFuel Corp.	2,602
414	GCP Applied Technologies, Inc.*	12,731
877	Gold Resource Corp.	3,569
108	Greif, Inc., Class A	6,218
34	Greif, Inc., Class B	2,045
52	Hawkins, Inc.	1,742
321	HB Fuller Co.	16,175
1,773	Hecla Mining Co.	6,489
317	Ingevity Corp.*	23,746
118	Innophos Holdings, Inc.	4,904
155	Innospec, Inc.	10,067
66	Kaiser Aluminum Corp.	6,624
495	KapStone Paper and Packaging Corp.	17,271
83	Klondex Mines Ltd. (Canada)*	110
294	KMG Chemicals, Inc.	17,631
82	Koppers Holdings, Inc.*	3,313
191	Kraton Corp.*	8,100
166	Kronos Worldwide, Inc.	3,561
928	Louisiana-Pacific Corp.	26,448
191	Materion Corp.	9,626
179	Minerals Technologies, Inc.	12,297
723	Myers Industries, Inc.	13,701

Common Stocks – (continued)
Materials – (continued)
71	Neenah, Inc.	5,442
287	Olympic Steel, Inc.	6,466
360	OMNOVA Solutions, Inc.*	3,636
420	PolyOne Corp.	17,350
137	Quaker Chemical Corp.	19,527
244	Rayonier Advanced Materials, Inc.	4,970
491	Ryerson Holding Corp.*	4,959
220	Schnitzer Steel Industries, Inc., Class A	7,480
155	Schweitzer-Mauduit International, Inc.	6,078
179	Sensient Technologies Corp.	12,879
155	Stepan Co.	12,416
327	Summit Materials, Inc., Class A*	10,343
590	SunCoke Energy, Inc.*	6,301
376	TimkenSteel Corp.*	6,151
215	Trecora Resources*	2,387
276	Trinseo SA	21,970
584	Tronox Ltd., Class A	10,676
202	UFP Technologies, Inc.*	5,747
64	United States Lime & Minerals, Inc.	4,557
49	US Concrete, Inc.*	3,565
795	Valhi, Inc.	4,524
479	Warrior Met Coal, Inc.	14,950
199	Worthington Industries, Inc.	8,804

		530,098

Real Estate – 6.1%
177	Acadia Realty Trust REIT	4,262
126	Agree Realty Corp. REIT	5,935
416	Alexander & Baldwin, Inc. REIT	9,148
12	Alexander’s, Inc. REIT	4,384
351	Altisource Portfolio Solutions SA*	9,337
132	American Assets Trust, Inc. REIT	4,187
217	Armada Hoffler Properties, Inc. REIT	2,838
789	Ashford Hospitality Prime, Inc. REIT	6,785
1,158	Ashford Hospitality Trust, Inc. REIT	6,381
240	Bluerock Residential Growth REIT, Inc.	1,807
430	CareTrust REIT, Inc.	5,698
269	CatchMark Timber Trust, Inc., Class A REIT	3,519
1,243	CBL & Associates Properties, Inc. REIT(a)	5,755
1,403	Cedar Realty Trust, Inc. REIT	5,570
476	Chatham Lodging Trust REIT	8,658
260	Chesapeake Lodging Trust REIT	6,724
246	City Office REIT, Inc.	2,470
163	Clipper Realty, Inc. REIT(a)	1,451
173	Community Healthcare Trust, Inc. REIT	4,072
107	Consolidated-Tomoka Land Co.	6,627
187	CorEnergy Infrastructure Trust, Inc. REIT(a)	6,708
3,219	Cousins Properties, Inc. REIT	26,846
1,387	DiamondRock Hospitality Co. REIT	14,258
235	Easterly Government Properties, Inc. REIT	4,474
172	EastGroup Properties, Inc. REIT	13,937
139	Education Realty Trust, Inc. REIT	4,328
294	Farmland Partners, Inc. REIT	2,211
495	First Industrial Realty Trust, Inc. REIT	13,875
330	Forestar Group, Inc.*	8,151

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
448	Four Corners Property Trust, Inc. REIT	$9,838
400	Franklin Street Properties Corp. REIT	3,236
419	Front Yard Residential Corp. REIT	4,395
108	FRP Holdings, Inc.*(a)	5,643
689	GEO Group, Inc. (The) REIT	14,676
245	Getty Realty Corp. REIT	5,782
273	Gladstone Commercial Corp. REIT	4,616
149	Global Medical REIT, Inc.	969
160	Global Net Lease, Inc. REIT	2,502
297	Government Properties Income Trust REIT	4,075
663	Gramercy Property Trust REIT	14,354
459	Healthcare Realty Trust, Inc. REIT	12,186
387	Hersha Hospitality Trust REIT	6,502
292	HFF, Inc., Class A	13,333
519	Independence Realty Trust, Inc. REIT	4,422
562	InfraREIT, Inc. REIT	10,476
211	Investors Real Estate Trust REIT	981
560	iStar, Inc. REIT*	5,656
187	Jernigan Capital, Inc. REIT(a)	3,158
255	Kennedy-Wilson Holdings, Inc.	4,169
527	Kite Realty Group Trust REIT	7,979
901	LaSalle Hotel Properties REIT	22,102
584	Lexington Realty Trust REIT	4,649
180	LTC Properties, Inc. REIT	6,651
453	Mack-Cali Realty Corp. REIT	7,651
501	Marcus & Millichap, Inc.*	15,681
210	Maui Land & Pineapple Co., Inc.*	2,331
249	MedEquities Realty Trust, Inc. REIT	2,408
408	Monmouth Real Estate Investment Corp. REIT	5,761
199	National Health Investors, Inc. REIT	12,909
524	National Storage Affiliates Trust REIT	12,854
596	New Senior Investment Group, Inc. REIT	4,816
203	NexPoint Residential Trust, Inc. REIT	4,894
394	NorthStar Realty Europe Corp. REIT	4,050
127	One Liberty Properties, Inc. REIT	2,764
442	Pebblebrook Hotel Trust REIT	15,032
817	Pennsylvania Real Estate Investment Trust REIT	8,530
586	Physicians Realty Trust REIT	8,421
454	PotlatchDeltic Corp. REIT	23,222
396	Preferred Apartment Communities, Inc., Class A REIT	5,516
115	PS Business Parks, Inc. REIT	12,749
190	QTS Realty Trust, Inc., Class A REIT	6,131
830	Quality Care Properties, Inc. REIT*	10,284
1,184	RAIT Financial Trust REIT	213
704	Ramco-Gershenson Properties Trust REIT	8,293
310	RE/MAX Holdings, Inc., Class A	17,143
303	Redfin Corp.*(a)	6,239
228	Retail Opportunity Investments Corp. REIT	3,912
323	Rexford Industrial Realty, Inc. REIT	8,721
1,033	RLJ Lodging Trust REIT	20,464
220	RMR Group, Inc. (The), Class A	13,816
273	Ryman Hospitality Properties, Inc. REIT	18,826
1,034	Sabra Health Care REIT, Inc.	17,454

Common Stocks – (continued)
Real Estate – (continued)
58	Saul Centers, Inc. REIT	2,838
279	Select Income REIT	5,069
145	Seritage Growth Properties, Class A REIT(a)	5,481
169	St Joe Co. (The)*	2,974
401	STAG Industrial, Inc. REIT	9,131
933	Summit Hotel Properties, Inc. REIT	12,288
1,719	Sunstone Hotel Investors, Inc. REIT	24,805
53	Tejon Ranch Co.*	1,174
267	Terreno Realty Corp. REIT	8,894
330	Tier REIT, Inc.	6,131
315	UMH Properties, Inc. REIT	3,676
88	Universal Health Realty Income Trust REIT	4,872
359	Urban Edge Properties REIT	7,747
162	Urstadt Biddle Properties, Inc., Class A REIT	2,838
1,118	Washington Prime Group, Inc. REIT	7,323
305	Washington Real Estate Investment Trust REIT	7,710
205	Whitestone REIT	2,530
718	Xenia Hotels & Resorts, Inc. REIT	14,123

		783,435

Telecommunication Services – 0.7%
263	Boingo Wireless, Inc.*	6,962
262	Cincinnati Bell, Inc.*	4,231
198	Cogent Communications Holdings, Inc.	8,484
220	Consolidated Communications Holdings, Inc.	2,543
584	Frontier Communications Corp.(a)	4,106
85	GCI Liberty, Inc.*	3,268
187	Hawaiian Telcom Holdco, Inc.*	5,268
544	IDT Corp., Class B*	6,572
297	Ooma, Inc.*	3,163
76	Shenandoah Telecommunications Co.	2,493
330	Spok Holdings, Inc.	5,131
91	Verizon Communications, Inc.	4,350
3,177	Vonage Holdings Corp.*	32,247

		88,818

Utilities – 3.6%
334	ALLETE, Inc.	22,762
294	American States Water Co.	15,617
357	AquaVenture Holdings Ltd.*	4,587
77	Artesian Resources Corp., Class A	2,548
3,585	Atlantic Power Corp.*	7,528
395	Avista Corp.	18,893
309	Black Hills Corp.	15,694
243	Cadiz, Inc.*	3,366
198	California Water Service Group	7,514
124	Chesapeake Utilities Corp.	8,265
54	Connecticut Water Service, Inc.	2,788
456	Consolidated Water Co. Ltd. (Cayman Islands)	5,723
1,679	Dynegy, Inc.*	20,534
250	El Paso Electric Co.	12,150
420	Genie Energy Ltd., Class B	1,869

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
294	IDACORP, Inc.	$23,829
215	MGE Energy, Inc.	11,288
25	Middlesex Water Co.	886
450	New Jersey Resources Corp.	17,145
156	Northwest Natural Gas Co.	8,135
292	NorthWestern Corp.	14,915
853	NRG Yield, Inc., Class A	13,119
993	NRG Yield, Inc., Class C	15,540
306	ONE Gas, Inc.	19,459
297	Ormat Technologies, Inc.	18,586
261	Otter Tail Corp.	10,388
444	Pattern Energy Group, Inc.	8,245
512	PNM Resources, Inc.	18,022
567	Portland General Electric Co.	22,527
461	Pure Cycle Corp.*	3,665
157	RGC Resources, Inc.	3,917
114	SJW Group	6,035
419	South Jersey Industries, Inc.	10,982
294	Southwest Gas Holdings, Inc.	19,369
363	Spark Energy, Inc., Class A	3,376
269	Spire, Inc.	18,238
602	TerraForm Power, Inc., Class A	6,929
148	Unitil Corp.	6,222
264	WGL Holdings, Inc.	21,981
118	York Water Co. (The)	3,316

		455,952

TOTAL COMMON STOCKS
(Cost $12,638,209)		$12,520,469

Exchange Traded Fund – 0.6%
482	iShares Russell 2000 ETF(a)
(Cost $75,525)		$72,469

Rights – 0.0%
153	NewStar Financial, Inc. CVR(b)
(Cost $0)		$83

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $12,713,734)		$12,593,021

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle – 5.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
681,645	1.262%	$681,645
(Cost $681,645)

TOTAL INVESTMENTS – 104.4%
(Cost $13,395,379)		$13,274,666

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.4)%		(553,518)

NET ASSETS – 100.0%		$12,721,148

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	All or a portion of security is on loan.
(b)	Represents a Level 3 security.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	—Contingent Value Right
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

February 28, 2018 (Unaudited)

ActiveBeta® Emerging Markets Equity ETF
Assets:
Investments at value (cost $1,384,592,048, $60,509,620, $709,012,449, $43,977,135, $2,400,340,756 and $12,713,734, respectively)(a)	$1,829,879,084
Investments in securities lending reinvestment vehicle, at value which equals cost	32,167,913
Cash	2,078,015
Foreign currency, at value (cost $11,875, $1,648, $89,878, $17,632, $— and $—, respectively)	12,333
Receivables:
Investments sold	103,041,198
Fund shares sold	7,443,856
Dividends	5,789,736
Foreign tax reclaims	96,624
Securities lending income	9,794
Reimbursement from advisor	74,624
Other assets	61,836
Total assets	1,980,655,013

Liabilities:
Payable upon return of securities loaned	32,167,913
Payables:
Investments purchased	103,481,641
Fund shares redeemed	7,605,785
Foreign capital gains tax	1,095,831
Management fees	565,254
Due to custodian	—
Accrued expenses	84,243
Total liabilities	145,000,667

Net Assets:
Paid-in capital	1,406,166,184
Undistributed (distributions in excess of) net investment income	57,234
Accumulated net realized gain (loss)	(14,920,083)
Net unrealized gain (loss)	444,351,011
NET ASSETS	$1,835,654,346
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	50,000,000
Net asset value per share:	$36.71

(a)	Includes loaned securities having a market value of $30,096,345, $18,401, $9,683,679, $521,977, $5,887,403, and $651,582.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF

$67,748,256	$815,466,200	$55,063,982	$2,885,913,605	$12,593,021
19,763	10,243,008	543,935	6,077,559	681,645
40,917	830,322	—	2,532,740	119,987
1,636	90,700	18,439	—	—

2,913,164	22,936,803	2,007,014	2,722,408	—
—	—	—	16,531,345	—
100,689	1,284,324	80,668	5,133,271	8,790
43,825	231,299	—	—	—
257	6,075	230	1,921	1,285
—	—	—	—	—
—	—	—	—	—
70,868,507	851,088,731	57,714,268	2,918,912,849	13,404,728

19,763	10,243,008	543,935	6,077,559	681,645

2,906,631	23,523,855	1,989,529	16,490,666	—
—	—	—	2,729,512	—
—	—	—	—	—
12,981	154,733	10,218	196,009	1,935
—	—	5,242	—	—
—	—	—	—	—
2,939,375	33,921,596	2,548,924	25,493,746	683,580

61,112,898	713,213,452	43,969,271	2,392,352,324	12,357,729
(374)	(762,775)	(234,814)	7,876,703	18,109
(422,980)	(1,751,589)	340,113	7,617,227	466,023
7,239,588	106,468,047	11,090,774	485,572,849	(120,713)
$67,929,132	$817,167,135	$55,165,344	$2,893,419,103	$12,721,148

2,150,000	27,200,000	1,600,000	53,002,500	300,000
$31.59	$30.04	$34.48	$54.59	$42.40

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Six Months Ended February 28, 2018 (Unaudited)

ActiveBeta® Emerging Markets Equity ETF
Investment income:
Dividends (net of foreign withholding taxes of $1,238,443, $26,927, $442,820, $43,055, $— and $5, respectively)	$14,998,738
Securities lending income	77,911
Total investment income	15,076,649

Expenses:
Management fees	3,351,197
Custody, accounting and administrative services	593,412
Professional fees	61,299
Trustee fees	33,544
Printing and mailing cost	21,957
Registration fees	13,454
Other	53,887
Total expenses	4,128,750
Less — expense reductions	(357,985)
Net expenses	3,770,765
NET INVESTMENT INCOME	11,305,884

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,861,076)
In-kind redemptions	2,227,387
Foreign currency transactions	(490,080)
Net change in unrealized gain (loss) on:
Investments (including the effects of the foreign capital gains tax liability of $1,076,274, $—, $—, $—, $— and $—, respectively)	153,134,696
Foreign currency translations	146,525
Net realized and unrealized gain	153,157,452
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	164,463,336

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF

$347,499	$5,678,378	$387,414	$23,695,954	$73,419
4,349	73,484	4,861	20,985	8,009
351,848	5,751,862	392,275	23,716,939	81,428

60,307	848,404	52,848	1,124,381	5,519
—	—	—	—	—
—	—	—	—	—
5,792	18,453	5,694	59,185	4,961
—	—	—	—	—
—	—	—	—	—
8	1,708	—	—	—
66,107	868,565	58,542	1,183,566	10,480
—	—	—	—	—
66,107	868,565	58,542	1,183,566	10,480
285,741	4,883,297	333,733	22,533,373	70,948

(318,275)	(2,230,551)	348,454	(9,421,720)	(28,934)
—	2,984,311	—	34,615,159	494,730
3,334	61,579	1,297	—	—

1,562,110	36,046,758	4,960,826	249,845,039	79,653
(1,098)	(6,396)	3,517	—	—
1,246,071	36,855,701	5,314,094	275,038,478	545,449
1,531,812	41,738,998	5,647,827	297,571,851	616,397

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF

	Six Months Ended February 28, 2018 (Unaudited)	Year ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year ended August 31, 2017
From operations:
Net investment income	$11,305,884	$23,113,439	$285,741	$935,931
Net realized gain (loss)	(123,769)	27,382,713	(314,941)	360,990
Net change in unrealized gain (loss)	153,281,221	191,701,572	1,561,012	4,561,723
Net increase (decrease) in net assets resulting from operations	164,463,336	242,197,724	1,531,812	5,858,644

Distributions to shareholders:
From net investment income	(21,066,938)	(18,216,894)	(425,064)	(931,065)
Total distributions to shareholders	(21,066,938)	(18,216,894)	(425,064)	(931,065)

From share transactions:
Proceeds from sales of shares	208,926,645	538,219,705	22,759,943	10,463,180
Cost of shares redeemed	(7,351,479)	(134,905,814)	—	(5,287,804)
Net increase in net assets resulting from share transactions	201,575,166	403,313,891	22,759,943	5,175,376
TOTAL INCREASE	344,971,564	627,294,721	23,866,691	10,102,955

Net assets:
Beginning of period	$1,490,682,782	$863,388,061	$44,062,441	$33,959,486
End of period	$1,835,654,346	$1,490,682,782	$67,929,132	$44,062,441
Undistributed (distributions in excess of) net investment income	$57,234	$9,818,288	$(374)	$138,949

(1)	Commencement of operations.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF		ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF
Six Months Ended February 28, 2018 (Unaudited)	Year ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	For the period June 28, 2017(1) to August 31, 2017

$4,883,297	$10,777,194	$333,733	$593,857	$22,533,373	$34,576,873	$70,948	$19,762
815,339	(1,216,679)	349,751	(25,970)	25,193,439	(6,147,868)	465,796	227
36,040,362	62,998,276	4,964,343	4,328,379	249,845,039	196,569,414	79,653	(200,366)
41,738,998	72,558,791	5,647,827	4,896,266	297,571,851	224,998,419	616,397	(180,377)

(7,577,775)	(9,649,669)	(483,490)	(721,272)	(24,630,223)	(28,028,221)	(72,601)	—
(7,577,775)	(9,649,669)	(483,490)	(721,272)	(24,630,223)	(28,028,221)	(72,601)	—

198,744,289	246,462,159	7,009,409	6,019,256	342,531,914	1,088,221,008	8,599,132	12,076,307
(8,866,908)	—	—	—	(118,544,791)	(45,906,935)	(8,317,710)	—
189,877,381	246,462,159	7,009,409	6,019,256	223,987,123	1,042,314,073	281,422	12,076,307
224,038,604	309,371,281	12,173,746	10,194,250	496,928,751	1,239,284,271	825,218	11,895,930

$593,128,531	$283,757,250	$42,991,598	$32,797,348	$2,396,490,352	$1,157,206,081	$11,895,930	$—
$817,167,135	$593,128,531	$55,165,344	$42,991,598	$2,893,419,103	$2,396,490,352	$12,721,148	$11,895,930
$(762,775)	$1,931,703	$(234,814)	$(85,057)	$7,876,703	$9,973,553	$18,109	$19,762

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		Year ended August 31, 2017	For the period September 25, 2015* to August 31, 2016
Per Share Operating Performance:
Net asset value, beginning of period	$33.73		$28.03	$25.00
Net investment income(a)	0.24	(b)	0.63	0.60
Net realized and unrealized gain	3.20		5.58	2.70
Total gain from investment operations	3.44		6.21	3.30
Distributions to shareholders from net investment income	(0.46)		(0.51)	(0.27)
Net asset value, end of period	$36.71		$33.73	$28.03
Market price, end of period	$36.40		$33.74	$28.01
Total Return at Net Asset Value(c)	10.29%		22.49%	13.29%
Net assets, end of period (in 000’s)	$1,835,654		$1,490,683	$863,388
Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.45	%(d)
Ratio of total expenses to average net assets	0.49	%(d)	0.53%	0.58	%(d)
Ratio of net investment income to average net assets	1.35	%(d)	2.13%	f2.52	%(d)
Portfolio turnover rate(e)	13%		27%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.10% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

	ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		Year ended August 31, 2017	For the period March 2, 2016* to August 31, 2016
Per Share Operating Performance:
Net asset value, beginning of period	$30.39		$26.12	$25.03
Net investment income(a)	0.17		0.75	0.60
Net realized and unrealized gain	1.31		4.26	0.97
Total gain from investment operations	1.48		5.01	1.57
Distributions to shareholders from net investment income	(0.28)		(0.74)	(0.48)
Net asset value, end of period	$31.59		$30.39	$26.12
Market price, end of period	$31.67		$30.54	$26.20
Total Return at Net Asset Value(b)	4.87%		19.46%	6.23%
Net assets, end of period (in 000’s)	$67,929		$44,062	$33,959
Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25	%(c)
Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.71	%(c)
Ratio of net investment income to average net assets	1.08	%(c)	2.71%	4.61	%(c)
Portfolio turnover rate(d)	15%		17%	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		Year ended August 31, 2017	For the period November 6, 2015* to August 31, 2016
Per Share Operating Performance:
Net asset value, beginning of period	$28.38		$24.67	$24.78
Net investment income(a)	0.21		0.69	0.59
Net realized and unrealized gain (loss)	1.78		3.61	(0.37)
Total gain from investment operations	1.99		4.30	0.22
Distributions to shareholders from net investment income	(0.33)		(0.59)	(0.33)
Net asset value, end of period	$30.04		$28.38	$24.67
Market price, end of period	$30.00		$28.53	$24.78
Total Return at Net Asset Value(b)	7.03%		17.66%	0.90%
Net assets, end of period (in 000’s)	$817,167		$593,129	$283,757
Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.27	%(c)
Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.62	%(c)
Ratio of net investment income to average net assets	1.41	%(c)	2.64%	3.02	%(c)
Portfolio turnover rate(d)	8%		23%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

	ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		Year ended August 31, 2017	For the period March 2, 2016* to August 31, 2016
Per Share Operating Performance:
Net asset value, beginning of period	$30.71		$27.33	$25.69
Net investment income(a)	0.23		0.48	0.24
Net realized and unrealized gain	3.89		3.50	1.60
Total gain from investment operations	4.12		3.98	1.84
Distributions to shareholders from net investment income	(0.35)		(0.60)	(0.20)
Net asset value, end of period	$34.48		$30.71	$27.33
Market price, end of period	$34.25		$30.79	$27.44
Total Return at Net Asset Value(b)	13.44%		14.74%	7.17%
Net assets, end of period (in 000’s)	$55,165		$42,992	$32,797
Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25	%(c)
Ratio of total expenses to average net assets	0.25	%(c)	0.25%	0.73	%(c)
Ratio of net investment income to average net assets	1.43	%(c)	1.68%	1.81	%(c)
Portfolio turnover rate(d)	16%		22%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		Year ended August 31, 2017	For the period September 17, 2015* to August 31, 2016
Per Share Operating Performance:
Net asset value, beginning of period	$49.16		$43.83	$40.70
Net investment income(a)	0.45		0.97	0.85
Net realized and unrealized gain	5.48		5.17	2.78
Total gain from investment operations	5.93		6.14	3.63
Distributions to shareholders from net investment income	(0.50)		(0.81)	(0.50)
Net asset value, end of period	$54.59		$49.16	$43.83
Market price, end of period	$54.59		$49.15	$43.82
Total Return at Net Asset Value(b)	12.12%		14.15%	8.97%
Net assets, end of period (in 000’s)	$2,893,419		$2,396,490	$1,157,206
Ratio of net expenses to average net assets	0.09	%(c)	0.09%	0.09	%(c)
Ratio of total expenses to average net assets	0.09	%(c)	0.09%	0.19	%(c)
Ratio of net investment income to average net assets	1.71	%(c)	2.08%	2.11	%(c)
Portfolio turnover rate(d)	9%		20%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		For the period June 28, 2017* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$39.65		$40.36
Net investment income(a)	0.29		0.07
Net realized and unrealized gain (loss)	2.78		(0.78)
Total gain (loss) from investment operations	3.07		(0.71)
Distributions to shareholders from net investment income	(0.32)		—
Net asset value, end of period	$42.40		$39.65
Market price, end of period	$42.67		$38.95
Total Return at Net Asset Value(b)	7.73%		(1.76)%
Net assets, end of period (in 000’s)	$12,721		$11,896
Ratio of net expenses to average net assets	0.20	%(c)	0.20	%(c)
Ratio of total expenses to average net assets	0.20	%(c)	0.20	%(c)
Ratio of net investment income to average net assets	1.36	%(c)	0.96	%(c)
Portfolio turnover rate(d)	8%		0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

February 28, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series (collectively, the “Funds” or individually a “Fund”). Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”), Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”), Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”), Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”), Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”) and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”) are all diversified Funds. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a remaining cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® U.S. Small Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

98

GOLDMAN SACHS ACTIVEBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Exchange Traded Funds — Investments in ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an underlying ETF’s accounting policies and investment holdings, please see the underlying ETF’s shareholder report.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 28, 2018:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$114,965,452	$4,618,810	$—
Asia	1,363,428,287	68,311,183	—
Europe	42,317,975	—	—
North America	46,700,117	—	—
South America	137,383,406	52,153,854	—
Securities Lending Reinvestment Vehicle	32,167,913	—	—
Total	$1,736,963,150	$125,083,847	$—

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$348,555	$—	$—
Europe	66,034,361	562,786	—
North America	512,123	—	—
Oceania	194,071	—	—
South America	49,580	46,780	—
Securities Lending Reinvestment Vehicle	19,763	—	—
Total	$67,158,453	$609,566	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$2,415,837	$—	$—
Asia	236,376,444	—	—
Europe	448,898,260	4,189,340	—
North America	71,112,203	—	—
Oceania	51,748,012	296	—
South America	394,466	331,342	—
Securities Lending Reinvestment Vehicle	10,243,008	—	—
Total	$821,188,230	$4,520,978	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$55,063,982	$—	$—
Securities Lending Reinvestment Vehicle	543,935	—	—
Total	$55,607,917	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$2,885,913,605	$—	$—
Securities Lending Reinvestment Vehicle	6,077,559	—	—
Total	$2,891,991,164	$—	$—

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$43,049	$—	$—
North America	12,542,761	7,128	83
Securities Lending Reinvestment Vehicle	681,645	—	—
Total	$13,267,455	$7,128	$83

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the six months ended February 28, 2018, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

For the six months ended February 28, 2018, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the six months ended February 28, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements amounted to $357,985.

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5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF
	For the Six Months Ended February 28, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	6,000,000	$208,482,450	17,400,000	$537,396,840
Shares Redeemed	(200,000)	(7,342,472)	(4,000,000)	(134,905,814)
NET INCREASE IN SHARES	5,800,000	$201,139,978	13,400,000	$402,491,026

	ActiveBeta® Europe Equity ETF
	For the Six Months Ended February 28, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	700,000	$22,759,943	350,000	$10,463,180
Shares Redeemed	—	—	(200,000)	(5,287,804)
NET INCREASE IN SHARES	700,000	$22,759,943	150,000	$5,175,376

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® International Equity ETF
	For the Six Months Ended February 28, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	6,600,000	$198,732,000	9,400,000	$246,447,741
Shares Redeemed	(300,000)	(8,866,908)	—	—
NET INCREASE IN SHARES	6,300,000	$189,865,092	9,400,000	$246,447,741

	ActiveBeta® Japan Equity ETF
	For the Six Months Ended February 28, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	200,000	$7,009,409	200,000	$6,019,256
Shares Redeemed	—	—	—	—
NET INCREASE IN SHARES	200,000	$7,009,409	200,000	$6,019,256

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Six Months Ended February 28, 2018		For the Fiscal Year Ended August 31, 2017
Shares Sold	6,550,000	$342,531,900	23,400,000	$1,088,220,664
Shares Redeemed	(2,300,000)	(118,544,791)	(1,050,000)	(45,906,935)
NET INCREASE IN SHARES	4,250,000	$223,987,109	22,350,000	$1,042,313,729

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Six Months Ended February 28, 2018		For the period June 28, 2017* through August 31, 2017
Shares Sold	200,000	$8,599,124	300,000	$12,076,307
Shares Redeemed	(200,000)	(8,317,710)	—	—
NET INCREASE IN SHARES	—	$281,414	300,000	$12,076,307

*	Commencement of operation

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$370,402,387	$226,438,136
ActiveBeta® Europe Equity ETF	8,005,935	8,156,116
ActiveBeta® International Equity ETF	60,551,318	54,976,488
ActiveBeta® Japan Equity ETF	7,557,409	7,593,352
ActiveBeta® U.S. Large Cap Equity ETF	242,587,762	233,030,474
ActiveBeta® U.S. Small Cap Equity ETF	848,804	939,147

The purchase and sales from in-kind creation and redemption transactions for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$53,098,821	$7,079,159
ActiveBeta® Europe Equity ETF	22,755,783	—
ActiveBeta® International Equity ETF	190,410,418	8,797,628
ActiveBeta® Japan Equity ETF	7,002,817	—
ActiveBeta® U.S. Large Cap Equity ETF	335,925,333	118,174,109
ActiveBeta® U.S. Small Cap Equity ETF	8,572,291	8,254,879

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended February 28, 2018, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended February 28, 2018:

Fund	Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2018
ActiveBeta® Emerging Markets Equity ETF	$26,893,134	$123,691,350	$(118,416,571)	$32,167,913
ActiveBeta® Europe Equity ETF	90,063	7,442,700	(7,513,000)	19,763
ActiveBeta® International Equity ETF	6,961,512	70,170,138	(66,888,642)	10,243,008
ActiveBeta® Japan Equity ETF	288,307	1,170,600	(914,972)	543,935
ActiveBeta® U.S. Large Cap Equity ETF	3,705,216	38,437,486	(36,065,143)	6,077,559
ActiveBeta® U.S. Small Cap Equity ETF	649,189	2,219,824	(2,187,368)	681,645

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8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Capital loss carryforwards:
Perpetual Short-Term	$(7,444,760)	$—	$(144,209)	$(6,557)	$(691,783)	$—
Timing differences (Post-October Capital Loss Deferral/Qualified Late Year Loss Deferral)	(2,322,759)	(51,393)	—	(2,944)	(10,476,431)	—

As of February 28, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,423,302,917	$60,686,540	$723,226,691	$44,606,264	$2,412,826,313	$13,395,466
Gross unrealized gain	473,987,789	8,313,931	118,067,596	11,408,569	536,375,402	764,794
Gross unrealized loss	(35,243,709)	(1,232,452)	(15,585,079)	(406,916)	(57,210,551)	(885,594)
Net unrealized gains (losses)	$438,744,080	$7,081,479	$102,482,517	$11,001,653	$479,164,851	$(120,800)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

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9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

111

GOLDMAN SACHS ACTIVEBETA® ETFS

Fund Expenses — Six Months ended 2/28/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2017 and held for the six months ended February 28, 2018, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF				ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*	Beginning Account Value 9/1/17	Ending Account Value 2/28/18		Expenses Paid*
Actual based on NAV	$1,000	$1,102.90		$2.35	$1,000	$1,048.70		$1.27	$1,000	$1,070.30		$1.28	$1,000	$1,134.40		$1.32	$1,000	$1,121.20		$0.47	$1,000	$1,095.40		$1.04
Hypothetical 5% return	1,000	1,022.56	+	2.26	1,000	1,023.55	+	1.25	1,000	1,023.55	+	1.25	1,000	1,023.55	+	1.25	1,000	1,024.35	+	0.45	1,000	1,023.80	+	1.00

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

112

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs TreasuryAccess 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“RUSSELL”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 126335-OTU-741115 ACTBETASAR-18/GST646/29k

Goldman Sachs Funds

Semi-Annual Report	February 28, 2018

Equal Weight U.S. Large Cap Equity ETF

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2017, the Index consisted of 491 securities with a market capitalization range of between approximately $3.9 billion and $847.1 billion, and an average market capitalization of approximately $46.1 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. from Fund commencement on September 12, 2017 through February 28, 2018, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period from its commencement of operations on September 12, 2017 through February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.58% based on net asset value (“NAV”) and 7.80% based on market price[1]. The Index returned 7.64%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 9.69% during the same period.

The Fund had an NAV of $40.58 on the date of inception and ended the Reporting Period with an NAV of $43.42 per share. The Fund’s market price on February 28, 2018 was $43.51 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500 Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for period from commencement of investment operations to the first day of secondary market trading to calculate the market price returns.

management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index, and overweights and underweights relative to the S&P 500 Index discussed below resulted from the Fund’s replication of the Index rather than a decision to overweight or underweight a particular sector or stock.

During the Reporting Period, the Index posted solid absolute gains but underperformed the S&P 500 Index. The Fund also underperformed the S&P 500 Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, real estate and information technology sectors detracted the most from the Index’s results relative to the S&P 500 Index. Partially offsetting these detractors were Index constituents in the consumer staples, energy and health care sectors, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in e-commerce retailing giant Amazon.com, software behemoth Microsoft and financials institution JPMorgan Chase detracted most (0.21%, 0.21% and 0.21% of Fund net assets as of February 28, 2018, respectively). Each of these companies generated a robust double-digit gain within the Index during the Reporting Period.

2

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in diversified conglomerate General Electric, consumer products giant Procter & Gamble and integrated energy company Exxon Mobil contributed most positively (0.19%, 0.19% and 0.20% of Fund net assets as of February 28, 2018, respectively). Each of these companies posted a negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500 Index
Information Technology	16.53%	16.82%	25.15%
Financials	14.40	14.37	15.03
Consumer Discretionary	13.16	13.10	12.68
Industrials	13.00	12.70	10.23
Health Care	12.62	12.61	13.78
Consumer Staples	7.01	7.03	7.55
Real Estate	6.66	6.66	2.60
Energy	5.80	5.89	5.51
Utilities	5.17	5.17	2.68
Materials	4.85	4.84	2.90
Telecommunication Services	0.81	0.80	1.88

[1]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index. Allocations are subject to change and are current as of the date of this report.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s.

3

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$43.51
Net Asset Value (NAV)[1]	$43.42

[1]	The Market Price is the price at which the Fund’s shares are trading on the Bats BZX Exchange, Inc. (“Bats BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Bats BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 12, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Solactive US Large Cap Equal Weight Index[3]	S&P 500 Index (Total Return, USD)[4]
Shares	7.58%	7.80%	7.64%	9.69%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. Total returns for periods less than one full year are not annualized.

[3]	The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[5]
Expense Ratio
Shares	0.09%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[6]
Holding	% of Net Assets	Line of Business
Twitter, Inc.	0.26%	Information Technology
Hewlett Packard Enterprise Co.	0.24	Information Technology
Huntington Ingalls Industries, Inc.	0.24	Industrials
Red Hat, Inc.	0.23	Information Technology
Applied Materials, Inc.	0.23	Information Technology
Interpublic Group of Cos., Inc. (The)	0.23	Consumer Discretionary
Cisco Systems, Inc.	0.23	Information Technology
Micron Technology, Inc.	0.23	Information Technology
Cognizant Technology Solutions Corp., Class A	0.23	Information Technology
Broadridge Financial Solutions, Inc.	0.23	Information Technology

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of February 28, 2018

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standards (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending vehicle represented 0.60% of the Fund’s net assets as of February 28, 2018. Figures above may not sum to 100% due to rounding.

6

FUND BASICS

Industry Terms:

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Derivatives: The strategy may include the use of derivatives. Derivatives often involve a high degree of financial risk because a relatively small movement in the price of the underlying security or benchmark may result in a disproportionately large movement in the price of the derivative and are not suitable for all investors. No representation regarding the suitability of these instruments and strategies for a particular investor is made.

7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.7%
Consumer Discretionary – 13.1%
46	Amazon.com, Inc.*	$69,573
1,557	Aramark	64,942
89	AutoZone, Inc.*	59,160
943	Best Buy Co., Inc.	68,311
35	Booking Holdings, Inc.*	71,191
1,224	BorgWarner, Inc.	60,074
1,015	CarMax, Inc.*	62,849
957	Carnival Corp.	64,033
1,231	CBS Corp., Class B	65,206
179	Charter Communications, Inc., Class A*	61,205
219	Chipotle Mexican Grill, Inc.*(a)	69,732
1,672	Comcast Corp., Class A	60,543
702	Darden Restaurants, Inc.	64,717
1,529	DISH Network Corp., Class A*	63,744
678	Dollar General Corp.	64,132
614	Dollar Tree, Inc.*	63,021
317	Domino’s Pizza, Inc.	70,504
1,437	DR Horton, Inc.	60,210
521	Expedia, Inc.	54,794
6,161	Ford Motor Co.	65,368
1,584	General Motors Co.	62,330
662	Genuine Parts Co.	60,798
1,987	Goodyear Tire & Rubber Co. (The)	57,504
3,065	Hanesbrands, Inc.(a)	59,461
1,363	Harley-Davidson, Inc.	61,853
705	Hasbro, Inc.	67,377
822	Hilton Worldwide Holdings, Inc.	66,409
346	Home Depot, Inc. (The)	63,065
3,159	Interpublic Group of Cos., Inc. (The)	73,921
1,405	L Brands, Inc.	69,309
895	Las Vegas Sands Corp.	65,165
359	Lear Corp.	66,979
1,096	Lennar Corp., Class A	62,012
721	Liberty Broadband Corp., Class C*	63,362
1,634	LKQ Corp.*	64,510
661	Lowe’s Cos., Inc.	59,219
474	Marriott International, Inc., Class A	66,934
402	McDonald’s Corp.	63,411
1,900	MGM Resorts International	65,037
249	Mohawk Industries, Inc.*	59,730
250	Netflix, Inc.*	72,845
2,305	Newell Brands, Inc.	59,215
1,017	NIKE, Inc., Class B	68,170
1,139	Norwegian Cruise Line Holdings Ltd.*	64,809
20	NVR, Inc.*	56,863
898	Omnicom Group, Inc.	68,455
259	O’Reilly Automotive, Inc.*	63,245
451	PVH Corp.	65,070
848	Ross Stores, Inc.	66,220
520	Royal Caribbean Cruises Ltd.	65,832
1,185	Starbucks Corp.	67,664
1,354	Tapestry, Inc.	68,932
912	Target Corp.	68,774
198	Tesla, Inc.*(a)	67,926
643	Tiffany & Co.	64,969
698	Time Warner, Inc.	64,886
871	TJX Cos., Inc. (The)	72,014

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,803	Twenty-First Century Fox, Inc., Class A	66,386
302	Ulta Beauty, Inc.*	61,412
836	VF Corp.	62,341
2,122	Viacom, Inc., Class B	70,747
625	Walt Disney Co. (The)	64,475
383	Whirlpool Corp.	62,211
553	Wyndham Worldwide Corp.	64,026
406	Wynn Resorts Ltd.	68,005
823	Yum! Brands, Inc.	66,976

		4,274,163

Consumer Staples – 7.0%
998	Altria Group, Inc.	62,824
1,580	Archer-Daniels-Midland Co.	65,602
1,019	Brown-Forman Corp., Class B	71,116
804	Bunge Ltd.	60,646
1,468	Campbell Soup Co.	63,197
1,386	Church & Dwight Co., Inc.	68,177
508	Clorox Co. (The)	65,573
1,483	Coca-Cola Co. (The)	64,095
942	Colgate-Palmolive Co.	64,970
1,856	Conagra Brands, Inc.	67,057
308	Constellation Brands, Inc., Class A	66,368
358	Costco Wholesale Corp.	68,342
896	CVS Health Corp.	60,686
562	Dr Pepper Snapple Group, Inc.	65,332
482	Estee Lauder Cos., Inc. (The), Class A	66,728
1,190	General Mills, Inc.	60,154
655	Hershey Co. (The)	64,360
2,027	Hormel Foods Corp.	65,796
509	Ingredion, Inc.	66,496
553	JM Smucker Co. (The)	69,844
1,017	Kellogg Co.	67,325
581	Kimberly-Clark Corp.	64,445
893	Kraft Heinz Co. (The)	59,876
2,282	Kroger Co. (The)	61,888
646	McCormick & Co., Inc.	68,980
851	Molson Coors Brewing Co., Class B	64,889
1,489	Mondelez International, Inc., Class A	65,367
1,032	Monster Beverage Corp.*	65,398
584	PepsiCo, Inc.	64,082
660	Philip Morris International, Inc.	68,343
805	Procter & Gamble Co. (The)	63,209
1,111	Sysco Corp.	66,271
894	Tyson Foods, Inc., Class A	66,496
924	Walgreens Boots Alliance, Inc.	63,654
657	Walmart, Inc.	59,137

		2,276,723

Energy – 5.8%
1,153	Anadarko Petroleum Corp.	65,767
643	Andeavor	57,626
1,613	Apache Corp.	55,084
2,270	Baker Hughes a GE Co.	59,928
2,694	Cabot Oil & Gas Corp.	65,087
1,195	Cheniere Energy, Inc.*	62,761
566	Chevron Corp.	63,347

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
612	Cimarex Energy Co.	$58,807
446	Concho Resources, Inc.*	67,257
1,184	ConocoPhillips	64,303
1,729	Devon Energy Corp.	53,028
543	Diamondback Energy, Inc.*	67,680
612	EOG Resources, Inc.	62,069
1,335	EQT Corp.	67,164
847	Exxon Mobil Corp.	64,152
1,311	Halliburton Co.	60,857
1,444	Hess Corp.	65,587
3,826	Kinder Morgan, Inc.	61,981
3,847	Marathon Oil Corp.	55,858
1,011	Marathon Petroleum Corp.	64,765
1,872	National Oilwell Varco, Inc.	65,688
2,352	Noble Energy, Inc.	70,160
930	Occidental Petroleum Corp.	61,008
1,176	ONEOK, Inc.	66,244
685	Phillips 66	61,903
383	Pioneer Natural Resources Co.	65,198
932	Schlumberger Ltd.	61,176
1,425	Targa Resources Corp.	63,626
733	Valero Energy Corp.	66,278
2,197	Williams Cos., Inc. (The)	60,989

		1,885,378

Financials – 14.4%
346	Affiliated Managers Group, Inc.	65,519
775	Aflac, Inc.	68,882
113	Alleghany Corp.*	68,495
687	Allstate Corp. (The)	63,383
2,349	Ally Financial, Inc.	65,537
704	American Express Co.	68,647
1,101	American International Group, Inc.	63,131
414	Ameriprise Financial, Inc.	64,766
6,425	Annaly Capital Management, Inc. REIT	64,443
475	Aon PLC	66,652
763	Arch Capital Group Ltd.*	67,327
1,014	Arthur J Gallagher & Co.	70,077
2,124	Bank of America Corp.	68,180
1,195	Bank of New York Mellon Corp. (The)	68,151
1,236	BB&T Corp.	67,177
329	Berkshire Hathaway, Inc., Class B*	68,169
123	BlackRock, Inc.	67,580
673	Capital One Financial Corp.	65,907
567	Cboe Global Markets, Inc.	63,510
1,254	Charles Schwab Corp. (The)	66,487
453	Chubb Ltd.	64,290
913	Cincinnati Financial Corp.	68,101
885	Citigroup, Inc.	66,809
1,485	Citizens Financial Group, Inc.	64,583
420	CME Group, Inc.	69,787
715	Comerica, Inc.	69,512
870	Discover Financial Services	68,582
1,269	E*TRADE Financial Corp.*	66,280
273	Everest Re Group Ltd.	65,585
2,072	Fifth Third Bancorp	68,480
741	First Republic Bank	68,765

Common Stocks – (continued)
Financials – (continued)
1,670	Franklin Resources, Inc.	64,579
256	Goldman Sachs Group, Inc. (The)(b)	67,310
1,201	Hartford Financial Services Group, Inc. (The)	63,473
4,270	Huntington Bancshares, Inc.	67,039
916	Intercontinental Exchange, Inc.	66,941
1,973	Invesco Ltd.	64,201
593	JPMorgan Chase & Co.	68,491
3,155	KeyCorp	66,665
842	Lincoln National Corp.	64,135
1,387	Loews Corp.	68,421
358	M&T Bank Corp.	67,963
60	Markel Corp.*	66,720
806	Marsh & McLennan Cos., Inc.	66,914
1,435	MetLife, Inc.	66,283
420	Moody’s Corp.	70,090
1,221	Morgan Stanley	68,400
478	MSCI, Inc.	67,647
523	Northern Trust Corp.	55,370
430	PNC Financial Services Group, Inc. (The)	67,794
1,028	Principal Financial Group, Inc.	64,075
1,254	Progressive Corp. (The)	72,205
597	Prudential Financial, Inc.	63,473
727	Raymond James Financial, Inc.	67,400
3,552	Regions Financial Corp.	68,944
436	Reinsurance Group of America, Inc.	67,052
369	S&P Global, Inc.	70,774
928	SEI Investments Co.	67,586
633	State Street Corp.	67,193
969	SunTrust Banks, Inc.	67,675
272	SVB Financial Group*	67,723
1,761	Synchrony Financial	64,083
618	T Rowe Price Group, Inc.	69,154
1,149	TD Ameritrade Holding Corp.	66,067
472	Travelers Cos., Inc. (The)	65,608
1,310	Unum Group	66,758
1,213	US Bancorp	65,939
1,156	Wells Fargo & Co.	67,522
419	Willis Towers Watson PLC	66,160
1,264	Zions Bancorporation	69,482

		4,676,103

Health Care – 12.6%
1,125	Abbott Laboratories	67,871
597	AbbVie, Inc.	69,150
363	Aetna, Inc.	64,273
969	Agilent Technologies, Inc.	66,464
578	Alexion Pharmaceuticals, Inc.*	67,886
273	Align Technology, Inc.*	71,668
393	Allergan PLC	60,608
542	Alnylam Pharmaceuticals, Inc.*	65,127
726	AmerisourceBergen Corp.	69,086
375	Amgen, Inc.	68,914
283	Anthem, Inc.	66,613
996	Baxter International, Inc.	67,519
293	Becton Dickinson and Co.	65,052
198	Biogen, Inc.*	57,220

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
763	BioMarin Pharmaceutical, Inc.*	$61,933
2,481	Boston Scientific Corp.*	67,632
1,089	Bristol-Myers Squibb Co.	72,092
1,014	Cardinal Health, Inc.	70,179
689	Celgene Corp.*	60,026
640	Centene Corp.*	64,909
1,035	Cerner Corp.*	66,406
334	Cigna Corp.	65,427
288	Cooper Cos., Inc. (The)	66,390
684	Danaher Corp.	66,881
896	DaVita, Inc.*	64,530
1,134	DENTSPLY SIRONA, Inc.	63,572
522	Edwards Lifesciences Corp.*	69,776
850	Eli Lilly & Co.	65,467
872	Express Scripts Holding Co.*	65,792
824	Gilead Sciences, Inc.	64,874
672	HCA Healthcare, Inc.	66,696
901	Henry Schein, Inc.*	59,637
1,642	Hologic, Inc.*	63,759
248	Humana, Inc.	67,411
369	IDEXX Laboratories, Inc.*	69,088
300	Illumina, Inc.*	68,406
751	Incyte Corp.*	63,955
163	Intuitive Surgical, Inc.*	69,511
675	IQVIA Holdings, Inc.*	66,373
464	Jazz Pharmaceuticals PLC*	67,187
504	Johnson & Johnson	65,460
392	Laboratory Corp. of America Holdings*	67,698
434	McKesson Corp.	64,766
811	Medtronic PLC	64,791
1,195	Merck & Co., Inc.	64,793
104	Mettler-Toledo International, Inc.*	64,087
1,617	Mylan NV*	65,197
752	Perrigo Co. PLC	61,258
1,880	Pfizer, Inc.	68,263
656	Quest Diagnostics, Inc.	67,601
195	Regeneron Pharmaceuticals, Inc.*	62,486
696	ResMed, Inc.	66,308
431	Stryker Corp.	69,891
253	Teleflex, Inc.	63,207
316	Thermo Fisher Scientific, Inc.	65,911
295	UnitedHealth Group, Inc.	66,717
567	Universal Health Services, Inc., Class B	64,751
558	Varian Medical Systems, Inc.*	66,592
417	Vertex Pharmaceuticals, Inc.*	69,234
327	Waters Corp.*	66,917
541	Zimmer Biomet Holdings, Inc.	62,891
906	Zoetis, Inc.	73,259

		4,097,438

Industrials – 13.0%
284	3M Co.	66,885
1,049	Alaska Air Group, Inc.	67,661
1,296	American Airlines Group, Inc.	70,308
886	AMETEK, Inc.	67,106
2,621	Arconic, Inc.	63,926
194	Boeing Co. (The)	70,269

Common Stocks – (continued)
Industrials – (continued)
423	Caterpillar, Inc.	65,408
731	CH Robinson Worldwide, Inc.	68,246
423	Cintas Corp.	72,189
197	CoStar Group, Inc.*	67,400
1,231	CSX Corp.	66,129
378	Cummins, Inc.	63,568
408	Deere & Co.	65,635
1,250	Delta Air Lines, Inc.	67,375
663	Dover Corp.	66,366
803	Eaton Corp. PLC	64,802
957	Emerson Electric Co.	68,004
562	Equifax, Inc.	63,506
1,073	Expeditors International of Washington, Inc.	69,702
1,251	Fastenal Co.	68,455
266	FedEx Corp.	65,545
921	Fortive Corp.	70,733
1,033	Fortune Brands Home & Security, Inc.	62,662
312	General Dynamics Corp.	69,404
4,340	General Electric Co.	61,237
447	Harris Corp.	69,799
437	Honeywell International, Inc.	66,035
293	Huntington Ingalls Industries, Inc.	76,769
490	IDEX Corp.	67,032
1,448	IHS Markit Ltd.*	68,128
404	Illinois Tool Works, Inc.	65,222
722	Ingersoll-Rand PLC	64,114
571	JB Hunt Transport Services, Inc.	67,703
1,763	Johnson Controls International PLC	65,002
617	Kansas City Southern	63,576
328	L3 Technologies, Inc.	68,076
196	Lockheed Martin Corp.	69,078
1,567	Masco Corp.	64,435
1,798	Nielsen Holdings PLC	58,669
463	Norfolk Southern Corp.	64,394
204	Northrop Grumman Corp.	71,408
945	PACCAR, Inc.	67,653
356	Parker-Hannifin Corp.	63,535
329	Raytheon Co.	71,561
1,028	Republic Services, Inc.	69,061
353	Rockwell Automation, Inc.	63,822
491	Rockwell Collins, Inc.	67,621
248	Roper Technologies, Inc.	68,222
398	Snap-on, Inc.	63,370
1,139	Southwest Airlines Co.	65,880
750	Spirit AeroSystems Holdings, Inc., Class A	68,468
412	Stanley Black & Decker, Inc.	65,586
1,162	Textron, Inc.	69,546
227	TransDigm Group, Inc.	65,446
506	Union Pacific Corp.	65,907
1,036	United Continental Holdings, Inc.*	70,230
587	United Parcel Service, Inc., Class B	61,289
387	United Rentals, Inc.*	67,760
510	United Technologies Corp.	68,717
699	Verisk Analytics, Inc.*	71,431
810	Waste Management, Inc.	69,919
256	WW Grainger, Inc.	66,957
929	Xylem, Inc./NY	69,285

		4,223,227

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – 16.5%
430	Accenture PLC, Class A	$69,234
952	Activision Blizzard, Inc.	69,620
341	Adobe Systems, Inc.*	71,313
5,692	Advanced Micro Devices, Inc.*	68,930
1,042	Akamai Technologies, Inc.*	70,293
273	Alliance Data Systems Corp.	65,782
61	Alphabet, Inc., Class A*	67,339
1,021	Amdocs Ltd.	67,172
748	Amphenol Corp., Class A	68,360
749	Analog Devices, Inc.	67,522
421	ANSYS, Inc.*	67,335
406	Apple, Inc.	72,317
1,319	Applied Materials, Inc.	75,961
588	Autodesk, Inc.*	69,072
586	Automatic Data Processing, Inc.	67,577
730	Broadridge Financial Solutions, Inc.	73,277
1,968	CA, Inc.	69,077
1,675	Cadence Design Systems, Inc.*	64,940
969	CDK Global, Inc.	66,551
907	CDW Corp.	66,147
1,649	Cisco Systems, Inc.	73,842
745	Citrix Systems, Inc.*	68,540
1,146	Cognex Corp.	61,552
897	Cognizant Technology Solutions Corp., Class A	73,572
2,225	Corning, Inc.	64,703
690	DXC Technology Co.	70,753
1,550	eBay, Inc.*	66,433
538	Electronic Arts, Inc.*	66,551
358	Facebook, Inc., Class A*	63,839
692	Fidelity National Information Services, Inc.	67,249
507	Fiserv, Inc.*	72,699
326	FleetCor Technologies, Inc.*	65,177
535	Gartner, Inc.*	60,674
626	Global Payments, Inc.	70,982
4,215	Hewlett Packard Enterprise Co.	78,357
3,094	HP, Inc.	72,369
373	IAC/InterActiveCorp*	55,543
1,477	Intel Corp.	72,801
428	International Business Machines Corp.	66,695
413	Intuit, Inc.	68,913
2,597	Juniper Networks, Inc.	66,639
630	KLA-Tencor Corp.	71,385
372	Lam Research Corp.	71,372
1,071	Leidos Holdings, Inc.	67,805
391	Mastercard, Inc., Class A	68,722
1,116	Maxim Integrated Products, Inc.	68,009
720	Microchip Technology, Inc.	64,030
1,511	Micron Technology, Inc.*	73,752
727	Microsoft Corp.	68,171
645	Motorola Solutions, Inc.	68,467
1,139	NetApp, Inc.	68,966
295	NVIDIA Corp.	71,390
1,343	Oracle Corp.	68,050
422	Palo Alto Networks, Inc.*	73,162
1,032	Paychex, Inc.	67,214
877	PayPal Holdings, Inc.*	69,643
840	Qorvo, Inc.*	67,796

Common Stocks – (continued)
Information Technology – (continued)
1,030	QUALCOMM, Inc.	66,950
517	Red Hat, Inc.*	76,206
607	salesforce.com, Inc.*	70,564
1,362	Seagate Technology PLC	72,731
446	ServiceNow, Inc.*	71,810
633	Skyworks Solutions, Inc.	69,155
2,449	Symantec Corp.	64,384
759	Synopsys, Inc.*	64,265
562	Take-Two Interactive Software, Inc.*	62,871
670	TE Connectivity Ltd.	69,070
627	Texas Instruments, Inc.	67,935
779	Total System Services, Inc.	68,513
1,644	Trimble, Inc.*	62,357
2,628	Twitter, Inc.*	83,728
607	VeriSign, Inc.*	70,424
553	Visa, Inc., Class A	67,986
788	Western Digital Corp.	68,588
3,347	Western Union Co. (The)	66,338
571	Workday, Inc., Class A*	72,329
867	Worldpay, Inc., Class A*	70,470
960	Xilinx, Inc.	68,400

		5,368,710

Materials – 4.8%
415	Air Products & Chemicals, Inc.	66,728
616	Albemarle Corp.	61,865
1,795	Ball Corp.	71,710
642	Celanese Corp., Series A	64,752
1,386	Chemours Co. (The)	65,849
923	DowDuPont, Inc.	64,887
670	Eastman Chemical Co.	67,724
504	Ecolab, Inc.	65,747
780	FMC Corp.	61,215
3,539	Freeport-McMoRan, Inc.*	65,826
465	International Flavors & Fragrances, Inc.	65,681
1,115	International Paper Co.	66,443
583	LyondellBasell Industries NV, Class A	63,092
315	Martin Marietta Materials, Inc.	64,238
555	Monsanto Co.	68,470
1,762	Newmont Mining Corp.	67,308
1,043	Nucor Corp.	68,212
556	Packaging Corp. of America	66,275
582	PPG Industries, Inc.	65,440
428	Praxair, Inc.	64,093
1,497	Sealed Air Corp.	63,428
164	Sherwin-Williams Co. (The)	65,859
523	Vulcan Materials Co.	61,573
1,028	WestRock Co.	67,601

		1,574,016

Real Estate – 6.6%
558	Alexandria Real Estate Equities, Inc. REIT	67,691
474	American Tower Corp. REIT	66,042
415	AvalonBay Communities, Inc. REIT	64,748
577	Boston Properties, Inc. REIT	68,588
1,558	CBRE Group, Inc., Class A*	72,837
611	Crown Castle International Corp. REIT	67,247

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
633	Digital Realty Trust, Inc. REIT	$63,705
2,598	Duke Realty Corp. REIT	64,352
153	Equinix, Inc. REIT	59,991
1,149	Equity Residential REIT	64,608
302	Essex Property Trust, Inc. REIT	67,597
833	Extra Space Storage, Inc. REIT	70,847
592	Federal Realty Investment Trust REIT	67,452
3,069	GGP, Inc. REIT	64,971
2,826	HCP, Inc. REIT	61,155
3,413	Host Hotels & Resorts, Inc. REIT	63,345
2,002	Iron Mountain, Inc. REIT	62,983
4,518	Kimco Realty Corp. REIT	67,589
1,110	Macerich Co. (The) REIT	65,423
744	Mid-America Apartment Communities, Inc. REIT	63,850
1,091	Prologis, Inc. REIT	66,202
358	Public Storage REIT	69,610
1,325	Realty Income Corp. REIT	65,164
1,148	Regency Centers Corp. REIT	66,710
400	SBA Communications Corp. REIT*	62,908
427	Simon Property Group, Inc. REIT	65,549
711	SL Green Realty Corp. REIT	68,910
1,932	UDR, Inc. REIT	64,954
1,245	Ventas, Inc. REIT	60,158
9,543	VEREIT, Inc. REIT	65,370
977	Vornado Realty Trust REIT	64,941
1,160	Welltower, Inc. REIT	60,900
1,912	Weyerhaeuser Co. REIT	66,977

		2,163,374

Telecommunication Services – 0.8%
1,799	AT&T, Inc.	65,304
3,884	CenturyLink, Inc.	68,630
1,090	T-Mobile US, Inc.*	66,065
1,304	Verizon Communications, Inc.	62,253

		262,252

Utilities – 5.1%
1,767	Alliant Energy Corp.	68,294
1,252	Ameren Corp.	67,984
1,020	American Electric Power Co., Inc.	66,892
839	American Water Works Co., Inc.	66,583
850	Atmos Energy Corp.	68,416
2,520	CenterPoint Energy, Inc.	68,166
1,572	CMS Energy Corp.	66,731
872	Consolidated Edison, Inc.	65,304
895	Dominion Energy, Inc.	66,293
668	DTE Energy Co.	67,321
891	Duke Energy Corp.	67,128
1,100	Edison International	66,649
887	Entergy Corp.	67,252
1,152	Eversource Energy	65,664
1,819	Exelon Corp.	67,376
2,148	FirstEnergy Corp.	69,445
444	NextEra Energy, Inc.	67,555
1,662	PG&E Corp.	68,292
882	Pinnacle West Capital Corp.	67,879

2,206	PPL Corp.	63,202
1,392	Public Service Enterprise Group, Inc.	67,414
641	Sempra Energy	69,856
1,524	Southern Co. (The)	65,623
1,102	WEC Energy Group, Inc.	66,032
1,552	Xcel Energy, Inc.	67,171

		1,678,522

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $32,349,831)		$32,479,906

Shares	Distribution rate	Value
Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
181,662	1.262%	$181,662
(Cost $181,662)

TOTAL INVESTMENTS – 100.3%
(Cost $32,531,493)		$32,661,568

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(94,245)

NET ASSETS – 100.0%		$32,567,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

Equal Weight U.S. Large Cap Equity ETF
Assets:
Investments at value (cost $32,286,057)(a)	$32,412,596
Investments in securities lending reinvestment vehicle, at value which equals cost	181,662
Investments in Affiliated Underlying Securities, at value (Cost $63,774)	67,310
Cash	46,906
Receivables:
Dividends	42,281
Securities lending income	45
Total assets	32,750,800

Liabilities:
Payable upon return of securities loaned	181,662
Payables:
Management fees	1,815
Total liabilities	183,477

Net Assets:
Paid-in capital	31,756,233
Undistributed net investment income	56,800
Accumulated net realized gain	624,215
Net unrealized gain	130,075
NET ASSETS	$32,567,323
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	750,000
Net asset value per share:	$43.42
(a) Includes loaned securities having a market value of $174,689.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Operations

For the Period Ended February 28, 2018(a) (Unaudited)

Equal Weight U.S. Large Cap Equity ETF
Investment income:
Dividends from Unaffiliated Issuers	$158,005
Dividends from Affiliated Underlying Securities	338
Securities lending income	217
Total investment income	158,560

Expenses:
Management fees	4,873
Trustee fees	3,199
Total expenses	8,072
NET INVESTMENT INCOME	150,488

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments unaffiliated	(37,870)
Investments affiliated	(30)
Investments affiliated in-kind	1,357
In-kind redemptions	660,758
Net unrealized gain on:
Investments unaffiliated	126,540
Investments affiliated	3,535
Net realized and unrealized gain	754,290
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$904,778

(a)	For the period September 12, 2017 (commencement of operations) through February 28, 2018.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement of Changes in Net Assets

For the Period Ended February 28, 2018(a) (Unaudited)

Equal Weight U.S. Large Cap Equity ETF
From operations:
Net investment income	$150,488
Net realized gain	624,215
Net change in unrealized gain	130,075
Net increase in net assets resulting from operations	904,778

Distributions to shareholders:
From net investment income	(93,688)
Total distributions to shareholders	(93,688)

From share transactions:
Proceeds from sales of shares	40,367,968
Cost of shares redeemed	(8,611,735)
Net increase in net assets resulting from share transactions	31,756,233
TOTAL INCREASE	32,567,323

Net assets:
Beginning of period	$—
End of period	$32,567,323
Undistributed net investment income	$56,800

(a)	For the period September 12, 2017 (commencement of operations) through February 28, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Equal Weight U.S. Large Cap Equity ETF
	For the period September 12, 2017* to February 28, 2018 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$40.58
Net investment income(a)	0.34
Net realized and unrealized gain	2.73
Total gain from investment operations	3.07
Distributions to shareholders from net investment income	(0.23)
Net asset value, end of period	$43.42
Market price, end of period	$43.51
Total Return at Net Asset Value(b)	7.58%
Net assets, end of period (in 000’s)	$32,567
Ratio of total expenses to average net assets	0.09	%(c)
Ratio of net investment income to average net assets	1.69	%(c)
Portfolio turnover rate(d)	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

February 28, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the Bats BZX Exchange, Inc. (“Bats BZX”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a remaining cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

18

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At February 28, 2018 the Fund did not hold Level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2018:

Equal Weight U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$32,479,906	$—	$—
Securities Lending Reinvestment Vehicle	181,662	—	—
Total	$32,661,568	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the period ended February 28, 2018, the unitary management fee rate with GSAM was 0.09%.

B.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Fund’s investment in The Goldman Sachs Group, Inc. for the period ended February 28, 2018:

Fund	Beginning value as of September 12, 2017	Purchases at Cost	Proceeds From sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of February 28, 2018	Shares as of February 28, 2018	Dividend Income
Equal Weight U.S. Large Cap Equity ETF	$—	$84,780	$(22,332)	$1,327	$3,535	$67,310	256	$338

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity for the period ended February 28, 2018, is as follows:

	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF
	For the period September 12, 2017 (commencement of operations) through February 28, 2018
	Shares	Dollars

Fund Share Activity
Shares Sold	950,000	$40,367,968
Shares Redeemed	(200,000)	(8,611,735)
NET INCREASE IN SHARES	750,000	$31,756,233

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Equal Weight U.S. Large Cap Equity ETF	$3,107,840	$3,090,493

The purchase and sales from in-kind creation and redemption transactions for the period ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Equal Weight U.S. Large Cap Equity ETF	$40,239,418	$8,527,324

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their

20

GOLDMAN SACHS ETF TRUST

7. SECURITIES LENDING (continued)

last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of February 28, 2018 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the period ended February 28, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the period ended February 28, 2018:

Fund	Beginning value as of September 12, 2017*	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2018
Equal Weight U.S. Large Cap Equity ETF	$—	$1,233,811	$(1,052,149)	$181,662

*	Commenced of operations.

8. TAX INFORMATION

As of February 28, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Equal Weight U.S. Large Cap Equity ETF
Tax Cost	$32,531,493
Gross unrealized gain	1,177,302
Gross unrealized loss	(1,047,227)
Net unrealized gains (losses)	$130,075

21

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index. The index is new and has a limited performance history.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS ETF TRUST

Fund Expenses — Period Ended 2/28/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 12, 2017 (commencement of operations) and held for the period ended February 28, 2018, which represents a period of 170 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF*
	Beginning Account Value 9/12/17	Ending Account Value 2/28/2018		Expenses Paid**
Actual based on NAV	$1,000	$1,075.80		$0.44
Hypothetical 5% return	$1,000	$1,022.87	+	$0.42

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	The Fund commenced operations on September 12, 2017. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 170/365, which represents a period of 170 days of a 365 day year (to reflect the Fund’s commencement of operation).

**	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended February 28, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Equal Weight U.S. Large Cap Equity ETF	0.09%

23

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on September 12, 2017. At a meeting held on May 16-17, 2017 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Trust’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory, services that would be provided to the Fund by the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would be providing services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies.

24

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the unitary fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees considered that the Fund would pay a single fee to the Investment Adviser and the Investment Adviser would then pay all of the Fund’s ordinary operating expenses, including transfer agency, custody, administration, legal, and audit fees. They noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of the index. They compared the Fund’s management fee and projected expense ratio to similar information for comparable ETFs advised by other, unaffiliated, investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s expense ratios were prepared by a third-party provider of mutual fund and ETF data (the “Outside Data Provider”). The Trustees concluded that this information was useful in evaluating the reasonableness of the fees to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund will not have fee breakpoints. They considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

25

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives (or is expected to receive) certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement for the Fund, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by the Fund was reasonable. The Trustees concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for a two-year period.

26

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs TreasuryAccess 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2018 Goldman Sachs. All rights reserved. 126350-OTU-744158 EQWUSLCESAR-18/GST645/477

Goldman Sachs Funds

Semi-Annual Report	February 28, 2018

Hedge Industry VIP ETF

Goldman Sachs Hedge Industry VIP ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM

(the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of February 28, 2018, the Index consisted of 50 securities with a market capitalization range of between approximately $3.2 billion and $903.7 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

1

INVESTMENT PROCESS

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2018, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly 13F filings of hedge fund managers and identifying stocks that appear among top holdings the most frequently. Through an efficient implementation of our methodology, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

2

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 9.54% based on net asset value (“NAV”) and 9.48% based on market price. The Index returned 9.81%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 10.84% during the same period.

The Fund had a NAV of $50.46 on August 31, 2017 and ended the Reporting Period with a NAV of $55.16 per share. The Fund’s market price on February 28, 2018 was $55.15 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in the their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500 Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

3

PORTFOLIO RESULTS

During the Reporting Period, the Index posted solid absolute gains but underperformed the S&P 500 Index. The Index also underperformed the S&P 500 Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, health care and telecommunication services sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the consumer staples, information technology and industrials sectors, which contributed most positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

Q	Which individual positions detracted from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, overweight positions in branded online travel services provider Expedia, video and Internet commerce businesses owner Liberty Ventures and specialty pharmaceuticals company Allergan detracted most (0.00%[1], 1.90% and 1.82% of Fund net assets as of February 28, 2018, respectively). Each of these positions generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, overweight positions in semiconductor company Micron Technology, Internet subscription service for movies and television Netflix and specialty finance company FleetCor Technologies contributed most positively (2.21%, 2.15% and 2.02% of Fund net assets as of February 28, 2018, respectively). Each of these positions generated a robust double-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[1]	GS Hedge Fund VIP IndexTM	S&P 500 Index
Information Technology	38.87%	38.94%	38.94%
Consumer Discretionary	27.48	27.53	27.53
Financials	11.76	11.79	11.79
Industrials	8.18	8.19	8.19
Health Care	5.63	5.65	5.65
Materials	3.96	3.96	3.96
Consumer Staples	1.98	1.98	1.98
Telecommunication Services	1.95	1.95	1.95
Energy	0.00	0.00	0.00
Real Estate	0.00	0.00	0.00
Utilities	0.00	0.00	0.00

[1]	Some weights are 0.00% at February 28, 2018 because those positions were eliminated during the most recent rebalance given the Index construction methodology.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s.

4

FUND BASICS

Hedge Industry VIP ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$55.15
Net Asset Value (NAV)[1]	$55.16

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Goldman Sachs Hedge Fund VIP IndexTM3	S&P 500 Index®[4]
Shares	9.54%	9.48%	9.81%	10.84%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/17	One Year	Since Inception	Inception Date
Shares (based on NAV)	25.56%	27.76%	11/1/16
Shares (based on Market Price)	25.79	30.07	11/1/16

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIO[6]
Expense Ratio
Shares	0.45%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratio disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/28/18[7]
Holding	% of Net Assets	Line of Business	Country
Micron Technology, Inc.	2.2%	Information Technology	United States
Booking Holdings, Inc.	2.2	Consumer Discretionary	United States
Netflix, Inc.	2.2	Consumer Discretionary	United States
GoDaddy, Inc., Class A	2.1	Information Technology	United States
ServiceNow, Inc.	2.1	Information Technology	United States
NXP Semiconductors NV	2.1	Information Technology	Netherlands
Autodesk, Inc.	2.1	Information Technology	United States
Apple, Inc.	2.1	Information Technology	United States
Dell Technologies, Inc., Class V	2.1	Information Technology	United States
XPO Logistics, Inc.	2.1	Industrials	United States

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND SECTOR ALLOCATIONS[8]
As of February 28, 2018

[8]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures above may not sum to 100% due to rounding.

7

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

8

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 99.8%
Consumer Discretionary – 27.5%
25,552	Adient PLC	$1,585,757
1,121	Amazon.com, Inc.*	1,695,456
895	Booking Holdings, Inc.*	1,820,466
127,120	Caesars Entertainment Corp.*	1,614,424
4,533	Charter Communications, Inc., Class A*	1,549,969
41,267	Comcast Corp., Class A	1,494,278
34,723	JD.com, Inc. ADR (China)*	1,637,189
18,049	Liberty Broadband Corp., Class C*	1,586,146
38,955	Liberty Media Corp.-Liberty SiriusXM, Class C*	1,626,761
29,318	Liberty Ventures, Series A*	1,569,099
47,246	MGM Resorts International	1,617,231
6,117	Netflix, Inc.*	1,782,372
21,929	Nexstar Media Group, Inc., Class A	1,566,827
17,214	Time Warner, Inc.	1,600,213

		22,746,188

Consumer Staples – 2.0%
7,603	Constellation Brands, Inc., Class A	1,638,295

Financials – 11.8%
57,113	Ally Financial, Inc.	1,593,453
50,848	Bank of America Corp.	1,632,221
8,114	Berkshire Hathaway, Inc., Class B*	1,681,221
21,211	Citigroup, Inc.	1,601,218
14,145	JPMorgan Chase & Co.	1,633,747
27,324	Wells Fargo & Co.	1,595,995

		9,737,855

Health Care – 5.6%
9,205	Aetna, Inc.	1,629,837
9,765	Allergan PLC	1,505,958
15,544	IQVIA Holdings, Inc.*	1,528,442

		4,664,237

Industrials – 8.2%
4,718	Boeing Co. (The)	1,708,907
31,171	Delta Air Lines, Inc.	1,680,117
12,103	Rockwell Collins, Inc.	1,666,825
17,408	XPO Logistics, Inc.*	1,713,469

		6,769,318

Information Technology – 38.9%
23,362	Activision Blizzard, Inc.	1,708,463
8,712	Alibaba Group Holding Ltd. ADR (China)*	1,621,652
1,517	Alphabet, Inc., Class A*	1,674,647
9,722	Apple, Inc.	1,731,683
14,803	Autodesk, Inc.*	1,738,908
6,570	Broadcom Ltd.	1,619,242
23,288	Dell Technologies, Inc., Class V*	1,730,066
16,249	DXC Technology Co.	1,666,172
9,064	Facebook, Inc., Class A*	1,616,293
8,354	FleetCor Technologies, Inc.*	1,670,215
29,709	GoDaddy, Inc., Class A*	1,776,895
9,432	Mastercard, Inc., Class A	1,657,768
37,448	Micron Technology, Inc.*	1,827,837
17,918	Microsoft Corp.	1,680,171
14,164	NXP Semiconductors NV (Netherlands)*	1,765,684
21,058	PayPal Holdings, Inc.*	1,672,216
24,435	QUALCOMM, Inc.	1,588,275
11,014	ServiceNow, Inc.*	1,773,364
13,467	Visa, Inc., Class A	1,655,633

		32,175,184

Materials – 3.9%
22,811	DowDuPont, Inc.	1,603,613
13,539	Monsanto Co.	1,670,307

		3,273,920

Telecommunication Services – 1.9%
44,973	Zayo Group Holdings, Inc.*	1,612,282

TOTAL INVESTMENTS – 99.8%
(Cost $74,980,329)		$82,617,279

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		127,902

NET ASSETS – 100.0%		$82,745,181

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

Hedge Industry VIP ETF
Assets:
Investments at value (cost $74,980,329)	$82,617,279
Cash	65,294
Receivables:
Dividends	91,093
Securities lending income	169
Total assets	82,773,835

Liabilities:
Payables:
Management fees	28,654
Total liabilities	28,654

Net Assets:
Paid-in capital	73,114,759
Undistributed net investment income	72,144
Accumulated net realized gain	1,921,328
Net unrealized gain	7,636,950
NET ASSETS	$82,745,181
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	1,500,000
Net asset value per share:	$55.16

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statement of Operations

For the Six Months Ended February 28, 2018 (Unaudited)

Hedge Industry VIP ETF
Investment income:
Dividends	$216,549
Securities lending income	504
Total investment income	217,053

Expenses:
Management fees	141,814
Trustee fees	5,939
Total expenses	147,753
NET INVESTMENT INCOME	69,300

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(1,505,236)
In-kind redemptions	3,742,476
Net change in unrealized gain on:
Investments	3,946,993
Net realized and unrealized gain	6,184,233
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,253,533

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Statements of Changes in Net Assets

	Hedge Industry VIP ETF
	Six Months Ended February 28, 2018 (Unaudited)	For the period November 1, 2016(1) to August 31, 2017
From operations:
Net investment income	$69,300	$210,026
Net realized gain	2,237,240	3,093,684
Net change in unrealized gain	3,946,993	3,689,957
Net increase in net assets resulting from operations	6,253,533	6,993,667

Distributions to shareholders:
From net investment income	(101,526)	(105,656)
Total distributions to shareholders	(101,526)	(105,656)

From share transactions:
Proceeds from sales of shares	50,361,558	68,761,793
Cost of shares redeemed	(19,177,894)	(30,240,294)
Net increase in net assets resulting from share transactions	31,183,664	38,521,499
TOTAL INCREASE	37,335,671	45,409,510

Net assets:
Beginning of period	$45,409,510	$—
End of period	$82,745,181	$45,409,510
Undistributed net investment income	$72,144	$104,370

(1)	Commencement of operations.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		For the period November 1, 2016* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$50.46		$40.00
Net investment income(a)	0.06		0.32	(b)
Net realized and unrealized gain	4.75		10.31	(b)
Total gain from investment operations	4.81		10.63
Distributions to shareholders from net investment income	(0.11)		(0.17)
Net asset value, end of period	$55.16		$50.46
Market price, end of period	$55.15		$50.48
Total Return at Net Asset Value(c)	9.54%		26.61%
Net assets, end of period (in 000’s)	$82,745		$45,410
Ratio of total expenses to average net assets	0.45	%(d)	0.45	%(d)
Ratio of net investment income to average net assets	0.21	%(d)	0.84	%(d)
Portfolio turnover rate(e)	63%		116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net asssets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

February 28, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index™ (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a remaining cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid quarterly and annually, respectively.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS ETF TRUST

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

15

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At February 28, 2018 the Fund did not hold level 3 securities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of February 28, 2018:

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,258,841	$—	$—
Europe	1,765,684	—	—
North America	77,592,754	—	—
Total	$82,617,279	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the six months ended February 28, 2018, the unitary management fee with GSAM was 0.45%.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions

16

GOLDMAN SACHS ETF TRUST

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

(each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Hedge Industry VIP ETF

	For the Six Months Ended February 28, 2018		For the Period November 1, 2016* to August 31, 2017

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	950,000	$50,361,537	1,550,000	$68,761,740
Shares Redeemed	(350,000)	(19,177,894)	(650,000)	(30,240,294)
NET INCREASE IN SHARES	600,000	$31,183,643	900,000	$38,521,446

*	Commencement of Operation.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Hedge Industry VIP ETF	$41,501,441	$41,319,187

The purchases and sales from in-kind creation and redemption transactions for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
Hedge Industry VIP ETF	$50,155,556	$19,103,217

7. SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

7. SECURITIES LENDING (continued)

become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements which represent the gross amounts of recognized liabilities for securities lending transactions outstanding would be disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities.

The Fund did not have securities on loan as of February 28, 2018

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended February 28, 2018, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended February 28, 2018:

Fund	Beginning value as of August 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of February 28, 2018
Goldman Sachs Hedge Industry VIP ETF	$—	$4,702,633	$(4,702,633)	$—

8. TAX INFORMATION

As of August 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Hedge Industry VIP
Timing differences (Post-October Capital Loss Deferral)	$(179,228)

18

GOLDMAN SACHS ETF TRUST

8. TAX INFORMATION (continued)

As of February 28, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Hedge Industry VIP
Tax Cost	$75,117,012
Gross unrealized gain	8,417,368
Gross unrealized loss	(917,101)
Net unrealized gains (losses) on securities	$7,500,267

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s portfolio’s risks include, but are not limited to, the following:

Index Risk — GSAM (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory

19

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

9. OTHER RISKS (continued)

requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS ETF TRUST

Fund Expenses — Six Months Ended 2/28/2018 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2017 and held for the six months ended February 28, 2018, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hedge Industry VIP ETF
	Beginning Account Value 9/1/17	Ending Account Value 2/28/2018		Expenses Paid*
Actual based on NAV	$1,000	$1,095.40		$2.34
Hypothetical 5% return	$1,000	$1,022.56	+	$2.26

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Hedge Industry VIP ETF	0.45%

21

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs TreasuryAccess 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550. Fund holdings and allocations shown are as of February 28, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2018 Goldman Sachs. All rights reserved. 126468-OTU-741138 HEDVIPETFSAR-18/GST648/1480

Goldman Sachs Funds

Semi-Annual Report	February 28, 2018

TreasuryAccess 0-1 Year ETF

Goldman Sachs TreasuryAccess 0-1 Year ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS & MARKET REVIEW

Goldman Sachs TreasuryAccess 0-1 Year ETF

Principal Investment Strategies

The Goldman Sachs TreasuryAccess 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. The Citi US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of October 31, 2017, there were 73 issues in the Index and the Index had a weighted average maturity of 0.38 years. The Index includes publicly-issued U.S. Treasury Obligations that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index. The Index is rebalanced monthly on the last day of the month.

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Index is sponsored by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

* * *

At the end of the Reporting Period, i.e. the six months ended February 28, 2018, we expected the global economic expansion to continue as 2018 progresses, supported by solid household consumption given labor market strength, improved business investment and still accommodative monetary conditions, as reflected by measures of financial conditions. Forward-looking activity indicators, such as Purchasing Managers Index surveys, remained comfortably in expansionary territory for most countries, with notable strength in manufacturing data. That said, global economic growth appeared to have reached a pace that, in our view, is unlikely to be sustainable. We believe risks were broadly skewed to the downside, though the reasons varied across regions — from the risk of overheating in the U.S., which could encourage more abrupt tightening of monetary policy by the Federal Reserve (the “Fed”), to less monetary and fiscal support in Europe and less growth-friendly policies in China. We also expected the pullback in the rate of economic growth from the above-trend levels seen during the Reporting Period to be accompanied by higher market volatility.

1

INVESTMENT PROCESS & MARKET REVIEW

Further, we expected inflation to gradually trend toward central bank targets should output gaps near or move further into positive terrain and should unemployment continue to approach or fall through estimates of long-term structural unemployment, known as the non-accelerating inflation rate of unemployment (“NAIRU”).

Regionally, we expected the U.S. to take the lead with regard to an unwinding of ultra-accommodative monetary policy put in place following the 2007-2009 global financial crisis. We believe the Fed will likely raise interest rates three times in 2018, in line with its projections provided at its December 2017 meeting, along with its balance sheet reinvestment policy. We also saw scope at the end of the Reporting Period for several other developed market central banks, including the Bank of Canada and Reserve Bank of New Zealand to tighten their respective monetary policies in 2018 given domestic economic strength in those countries. In contrast, we anticipate prolonged monetary policy accommodation in Europe and Japan, where core inflation lacked upward momentum as of the end of the Reporting Period.

2

PORTFOLIO RESULTS

Goldman Sachs TreasuryAccess 0-1 Year ETF

Investment Objective

The Goldman Sachs TreasuryAccess 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.46% based on net asset value (“NAV”) and 0.47% based on market price. The Index returned 0.51% during the same period.

The Fund had an NAV of $100.10 on August 31, 2017 and ended the Reporting Period with an NAV of $100.03 per share. The Fund’s market price on February 28, 2018 was $100.05 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked those of the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error relative to the Index.

During the Reporting Period, the U.S. Federal Reserve (the “Fed”) delivered a third interest rate hike in calendar year 2017 — in December — bringing the targeted federal funds rate to a range of 1.25% to 1.50%. U.S. Treasury yields moved higher as the Fed proceeded to raise the target range of the federal funds rate. The Fed’s Summary of Economic Projections at the end of the Reporting Period forecasted three additional interest rate hikes in 2018 and at least two more in 2019. Also, in October 2017, the Fed began implementing its balance sheet normalization process. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

On the economic data front, U.S. indicators maintained a positive trend through the end of the Reporting Period, remaining at relatively robust levels. Unemployment declined to 4.1%, a 17-year low. Fourth quarter 2017 U.S. Gross Domestic Product (“GDP”) growth came in at 2.5% on an annualized basis, just slightly below the approximately 3% annualized growth rate seen in the second and third quarters of 2017. That said, core personal consumption expenditures remained below the Fed’s 2% target. However, U.S. core inflation increased by 0.2% in February 2018

3

PORTFOLIO RESULTS

following a 0.3% increase in January 2018, leading to market expectations the Fed could hike interest rates more quickly than previously anticipated.

Separately, there were concerns about the U.S. debt ceiling during much of the Reporting Period. We observed accelerated bill pay-downs ahead of the mid-March 2018 debt ceiling deadline. Additionally, we observed additional U.S. Treasury bill supply due to U.S. Treasury issuance during the first months of 2018.

Additionally, at its penultimate meeting of 2017, the European Central Bank (“ECB”) announced it would reduce its asset purchases from €60 billion to €30 billion for nine months from January 2018, mainly through less sovereign bond buying. The ECB also stated its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” Elsewhere, the Bank of England reversed its 2017 post-Brexit emergency interest rate cut, marking the first interest rate increase in a decade and signaled future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s departure from the European Union.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon and 30-day SEC yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.38 years, a weighted average maturity of 0.38 years and a weighted average coupon of 0.51% as of February 28, 2018. The 30-day SEC yield of the Fund at the end of the Reporting Period was 1.45%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Fund, consistent with the Index, was 100% invested in U.S. Treasury securities at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. The 30-day SEC yield calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi US Treasury 0-1 Year Composite Select Index.

4

FUND BASICS

TreasuryAccess 0-1 Year ETF

as of February 28, 2018

FUND SNAPSHOT
As of February 28, 2018
Market Price[1]	$100.05
Net Asset Value (NAV)[1]	$100.03

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 1, 2017– February 28, 2018	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	Citi US Treasury 0-1 Year Composite Select Index[3]
Shares	0.46%	0.47%	0.51%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For period ended December 31, 2017	One Year	Since Inception	Inception Date
Shares (based on NAV)	0.71%	0.62%	9/6/16
Shares (based on Market Price)	0.69	0.63%	9/6/16

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

30-DAY STANDARDIZED YIELD[5]
	30-Day Subsized Yield[5]	30-Day Unsubsized Yield[5]
Shares	1.45%	1.43%

[5]	The method of calculation of the 30-Day Standardized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price per share on the last day of the period. This number is then annualized. The 30-Day Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Subsidized Yield and 30-Day Unsubsidized Yield will be identical.

EXPENSE RATIO[6]
	Net Expense Ratio (Current)[7]	Gross Expense Ratio (Before Waivers)
Shares	0.12%	0.14%

[6]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

[7]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

6

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/18[8]
Holding	Maturity Date	% of Net Assets
U.S. Treasury Bill, 1.58%	04/26/18	30.4%
U.S. Treasury Note, 1.13%	06/15/18	9.3
U.S. Treasury Bill, 1.43%	05/24/18	8.6
U.S. Treasury Bill, 1.86%	08/23/18	6.8
U.S. Treasury Note, 0.88%	07/15/18	6.1
U.S. Treasury Note, 1.13%	01/15/19	6.0
U.S. Treasury Note, 0.88%	10/15/18	5.6
U.S. Treasury Bill, 1.62%	07/19/18	5.4
U.S. Treasury Note, 1.00%	08/15/18	4.7
U.S. Treasury Note, 1.00%	09/15/18	4.4
Other	N/A	12.7

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

7

GOLDMAN SACHS TREASURYACCESS 0-1 YEAR ETF

Schedule of Investments

February 28, 2018 (Unaudited)

Principal Amount	Interest Rate(a)	Maturity Date	Value
U.S. Treasury Bills – 51.2%
U.S. Treasury Bills
$3,049,800	1.556%	04/26/18	$3,042,583
3,049,800	1.573	04/26/18	3,042,583
276,000,000	1.582	04/26/18	275,346,876
64,387,700	1.431	05/24/18	64,148,446
1,288,800	1.444	05/24/18	1,284,011
6,913,600	1.448	05/24/18	6,887,910
1,728,400	1.470	05/24/18	1,721,978
864,200	1.483	05/24/18	860,989
2,148,000	1.500	05/24/18	2,140,018
429,600	1.536	05/24/18	428,004
429,600	1.555	05/24/18	428,004
864,000	1.631	05/24/18	860,789
864,000	1.649	05/24/18	860,789
271,200	1.623	07/19/18	269,347
47,457,600	1.624	07/19/18	47,133,361
1,356,000	1.636	07/19/18	1,346,736
271,200	1.637	07/19/18	269,347
545,400	1.792	07/19/18	541,674
545,400	1.803	07/19/18	541,674
681,800	1.853	08/23/18	675,817
681,800	1.855	08/23/18	675,817
61,700,000	1.856	08/23/18	61,158,531

TOTAL U.S. TREASURY BILLS
(Cost $473,721,554)			$473,665,284

U.S. Treasury Notes – 48.5%
U.S. Treasury Notes
$38,019,500	1.000%	05/15/18	$37,972,813
86,022,500	1.125	06/15/18	85,870,691
56,931,200	0.875	07/15/18	56,732,164
43,782,300	1.000	08/15/18	43,612,986
40,932,600	1.000	09/15/18	40,731,934
51,699,600	0.875	10/15/18	51,357,292
38,618,300	1.250	11/15/18	38,418,420
38,134,000	1.250	12/15/18	37,904,600
56,359,400	1.125	01/15/19	55,904,782

TOTAL U.S. TREASURY NOTES
(Cost $449,119,806)			$448,505,682

TOTAL INVESTMENTS – 99.7%
(Cost $922,841,360)			$922,170,966

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			3,134,658

NET ASSETS – 100.0%			$925,305,624

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TREASURYACCESS 0-1 YEAR ETF

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

TreasuryAccess 0-1 Year ETF
Assets:
Investments at value (cost $922,841,360)	$922,170,966
Cash	2,124,681
Receivables:
Fund shares sold	10,003,304
Interest	1,071,031
Reimbursement from advisor	13,887
Total assets	935,383,869

Liabilities:
Payables:
Investments purchased	9,981,088
Management fees	97,157
Total liabilities	10,078,245

Net Assets:
Paid-in capital	925,093,158
Undistributed net investment income	907,930
Accumulated net realized loss	(25,070)
Net unrealized loss	(670,394)
NET ASSETS	$925,305,624
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	9,250,000
Net asset value per share:	$100.03

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TREASURYACCESS 0-1 YEAR ETF

Statement of Operations

For the Six Months Ended February 28, 2018 (Unaudited)

TreasuryAccess 0-1 Year ETF
Investment income:
Interest	$5,070,324
Total investment income	5,070,324

Expenses:
Management fees	559,640
Trustee fees	21,999
Total expenses	581,639
Less — expense reductions	(83,091)
Net expenses	498,548
NET INVESTMENT INCOME	4,571,776

Realized and unrealized loss:
Net realized loss from:
Investments	(8,443)
In-kind redemptions	(13,434)
Net unrealized loss on:
Investments	(767,849)
Net realized and unrealized loss	(789,726)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,782,050

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TREASURYACCESS 0-1 YEAR ETF

Statements of Changes in Net Assets

	TreasuryAccess 0-1 Year ETF
	Six Months Ended February 28, 2018 (Unaudited)	For the period September 6, 2016(1) to August 31, 2017
From operations:
Net investment income	$4,571,776	$1,215,013
Net realized gain (loss)	(21,877)	12,507
Net change in unrealized gain (loss)	(767,849)	97,455
Net increase in net assets resulting from operations	3,782,050	1,324,975

Distributions to shareholders:
From net investment income	(4,294,257)	(588,728)
Total distributions to shareholders	(4,294,257)	(588,728)

From share transactions:
Proceeds from sales of shares	245,015,985	870,148,982
Cost of shares redeemed	(135,027,420)	(55,055,963)
Net increase in net assets resulting from share transactions	109,988,565	815,093,019
TOTAL INCREASE	109,476,358	815,829,266

Net assets:
Beginning of period	$815,829,266	$—
End of period	$925,305,624	$815,829,266
Undistributed net investment income	$907,930	$630,411

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TREASURYACCESS 0-1 YEAR ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	TreasuryAccess 0-1 Year ETF
	For the Six Months Ended February 28, 2018 (Unaudited)		For the period September 6, 2016* to August 31, 2017
Per Share Operating Performance:
Net asset value, beginning of period	$100.10		$100.00
Net investment income(a)	0.55		0.82
Net realized and unrealized loss	(0.10)		(0.29)
Total gain from investment operations	0.45		0.53
Distributions to shareholders from net investment income	(0.52)		(0.43)
Net asset value, end of period	$100.03		$100.10
Market price, end of period	$100.05		$100.10
Total Return at Net Asset Value(b)	0.46%		0.53%
Net assets, end of period (in 000’s)	$925,306		$815,829
Ratio of net expenses to average net assets	0.12	%(c)	0.13	%(c)
Ratio of total expenses to average net assets	0.14	%(c)	0.14	%(c)
Ratio of net investment income to average net assets	1.10	%(c)	0.83	%(c)
Portfolio turnover rate(d)	—%		—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

February 28, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs TreasuryAccess 0-1 Year ETF (the “Fund”) is a series of the Goldman Sachs ETF Trust (the “Trust”) which is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009.

The investment objective of the Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi US Treasury 0-1 Year Composite Select Index (the “Index”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund is an exchange-traded fund (“ETF”). Shares of the Fund are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares at its respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a remaining cash amount. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Expenses — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro- rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

13

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of February 28, 2018, all investments are classified as Level 1 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

14

GOLDMAN SACHS ETF TRUST

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

The Fund operates under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Fund directly pays fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

For the six months ended February 28, 2018, contractual and effective net unitary management fee rates with GSAM were 0.14% and 0.12%, respectively. Effective net unitary management fee rate includes the impact of management fee waivers, if any.

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2018, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended February 28, 2018, GSAM waived $83,091 of the Fund’s management fee.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Fund may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the Fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

15

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28, 2018 (Unaudited)

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	TreasuryAccess 0-1 Year ETF
	For the Six Months Ended February 28, 2018		For period September 6, 2016* to August 31, 2017
	Shares	Dollars	Shares	Dollars
Fund Share Activity
Shares Sold	2,450,000	$245,015,985	8,700,000	$870,148,982
Shares Redeemed	(1,350,000)	(135,027,420)	(550,000)	(55,055,963)
NET INCREASE IN SHARES	1,100,000	$109,988,565	8,150,000	$815,093,019

*	Commencement of operations.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
TreasuryAccess 0-1 Year ETF	$1,626,212,613	$1,631,906,813

The proceeds from in-kind creation and redemption transactions for the six months ended February 28, 2018, were as follows:

Fund	Purchases	Sales
TreasuryAccess 0-1 Year ETF	$244,119,596	$131,465,078

16

GOLDMAN SACHS ETF TRUST

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2017, there were no capital loss carryforwards nor timing differences on a tax-basis.

As of February 28, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

TreasuryAccess 0-1 Year ETF
Tax Cost	$922,844,553
Gross unrealized gain	11,026
Gross unrealized loss	(684,613)
Net unrealized gains (losses) on securities	$(673,587)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

17

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

February 28 (Unaudited)

8. OTHER RISKS (continued)

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs the Fund’s Index in accordance with a rules-based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data. The Index is new and has a limited performance history. Errors in index data, index computation or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, neither the Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund’s Index trading individually or in the aggregate at any point in time.

18

GOLDMAN SACHS ETF TRUST

8. OTHER RISKS (continued)

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of its Index. The performance of the Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

GOLDMAN SACHS ETF TRUST

Fund Expenses — Six Months Ended 2/28/2018 (Unaudited)

As a shareholder you incur ongoing costs, which include management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The example is based on an investment of $1,000 invested at the beginning of the period from September 1, 2017 and held for the six months ended February 28, 2018, which represents a period of 181 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	TreasuryAccess 0-1 Year ETF
	Beginning Account Value 9/1/2017	Account Value 2/28/2018		Expenses Paid*
Actual based on NAV	$1,000	$1,004.60		$0.60
Hypothetical 5% return	1,000	1,024.20	+	0.60

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for the Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
TreasuryAccess 0-1 Year ETF	0.12%

20

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of December 31, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs TreasuryAccess 0-1 Year ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF

INDEX DISCLAIMERS

The Goldman Sachs TreasuryAccess 0-1 Year ETF (the “Fund”) has been developed solely by GSAM. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Citi US Treasury 0-1 Year Composite Select Index (the “Index”) vest in the relevant LSE Group company which owns the Index. FTSE® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE Fixed Income LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by GSAM.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and
Principal Accounting Officer

Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of February 28, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2018 Goldman Sachs. All rights reserved. 126466-OTU-741117 TREACCESSSAR-18/GST647/1458.

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on October 31, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	May 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	May 2, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	May 2, 2018